U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

                  Pre-Effective Amendment No.
                  Post-Effective Amendment No.              46

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]
                  Amendment No.                             49

                        (Check appropriate box or boxes)

                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 587-3400

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/ /   immediately upon filing pursuant to paragraph (b)
/X/   on August 1, 2008 pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a)(1)
/ /   on (date) pursuant to paragraph (a)(1)
/ /   75 days after filing pursuant to paragraph (a)(2)
/ /   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================


             D A V E N P O R T            DAVENPORT CORE FUND
             -----------------
             ASSET MANAGEMENT


                               NO-LOAD MUTUAL FUND





                                   PROSPECTUS

                                 August 1, 2008






                               INVESTMENT ADVISOR
                   Davenport & Company LLC Member: NYSE o SIPC
             901 East Cary Street o Suite 1100 o Richmond, VA 23219



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

TABLE OF CONTENTS
================================================================================
Risk/Return Summary..........................................................  3
Synopsis of Costs and Expenses...............................................  6
Additional Investment Information ...........................................  7
How to Purchase Shares....................................................... 10
How to Redeem Shares......................................................... 13
How Net Asset Value is Determined............................................ 16
Management of the Fund....................................................... 17
Dividends, Distributions and Taxes........................................... 19
Financial Highlights......................................................... 20
Customer Privacy Policy...................................................... 23
For Additional Information........................................... back cover


                            THE DAVENPORT CORE FUND

INVESTMENT ADVISOR                        LEGAL COUNSEL
Davenport & Company LLC                   Sullivan & Worcester LLP
One James Center, 901 East Cary Street    One Post Office Square
Richmond, Virginia 23219-4037             Boston, Massachusetts 02109
(Toll-Free) 1-800-281-3217
                                          BOARD OF TRUSTEES
ADMINISTRATOR                             Austin Brockenbrough III
Ultimus Fund Solutions, LLC               John T. Bruce
P.O. Box 46707                            Charles M. Caravati, Jr.
Cincinnati, Ohio 45246-0707               Robert S. Harris
                                          J. Finley Lee, Jr.
INDEPENDENT REGISTERED PUBLIC             Richard L. Morrill
ACCOUNTING FIRM                           Harris V. Morrissette
Ernst & Young LLP                         Samuel B. Witt III
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202                    OFFICERS
                                          Joseph L. Antrim III, President
                                          John P. Ackerly IV, Vice President

RISK/RETURN SUMMARY
================================================================================

The Davenport Core Fund (formerly the Davenport Equity Fund) is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." This Prospectus has the information about the Fund that you should know before investing. You should read this Prospectus carefully and keep it for future reference.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Fund will have at least 80% of its net assets invested in common stocks which, according to the Advisor's analysis, show strong growth potential. In determining whether a company has the potential for strong growth, the Advisor will focus on:

      o     price-earnings ratios
      o     rate of earnings growth
      o     depth of management
      o     a company's past financial stability
      o     a company's present and projected position within its industry
      o     dividend record

The  Advisor  does  not  limit  the  Fund  to  any   particular   capitalization
requirement. At any time, the Fund may have a portion of its assets in small, unseasoned companies.

The Advisor may invest a portion of the Fund's assets in preferred stocks and convertible bonds. The Fund may invest up to 25% of its net assets in the equity securities of foreign issuers when, in the Advisor's opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective.

A security will be sold when the Advisor believes it no longer has the potential for strong growth, it meets its targeted price or when the fundamentals of the issuer's business or general market conditions have changed.

Money market instruments are purchased when new funds are received and awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater price fluctuations.

Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes.

An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              [BAR CHART OMITTED]

15.64%   -0.71%   -11.49%   -16.28%   25.21%   11.43%   4.59%   12.98%   13.13%
------   ------   -------   -------   ------   ------   -----   ------   ------
 1999     2000     2001      2002      2003     2004     2005    2006     2007

During the periods shown in the bar chart, the highest return for a quarter was 14.08% during the quarter ended June 30, 2003 and the lowest return for a quarter was -14.89% during the quarter ended September 30, 2002.

The Fund's 2008 year-to-date return through June 30, 2008 is -12.46%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

Average Annual Total Returns For Periods Ended December 31, 2007
----------------------------------------------------------------

The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                               Since
                                                       One        Five       Inception
                                                       Year       Years   (Jan. 15, 1998)
                                                       ----       -----   ---------------
THE DAVENPORT CORE FUND
   Return Before Taxes.............................   13.13%      13.28%       6.24%
   Return After Taxes on Distributions.............   11.48%      12.70%       5.88%
   Return After Taxes on Distributions and
     Sale of Fund Shares...........................   10.62%      11.60%       5.40%

STANDARD & POOR'S 500 INDEX(1) (reflects no
   deduction for fees, expenses, or taxes).........    5.49%      12.83%       6.15%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees.....................................................      0.75%
Administrator's Fees................................................      0.13%
Other Expenses......................................................      0.08%
Acquired Fund Fees and Expenses.....................................      0.01%*
                                                                         -------
Total Annual Fund Operating Expenses................................      0.97%
                                                                         =======

* Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments during the most recent fiscal year in investment companies and other pooled investment vehicles.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year        3 Years      5 Years     10 Years
                 ------        -------      -------     --------
                   $99          $309         $536        $1,190

ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVE. The investment objective of the Fund is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

SECURITY SELECTION. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks. Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may from time to time invest a portion of its assets in small, unseasoned companies.

The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

      o     The price-earnings ratio
      o     The rate of earnings growth
      o     The depth of management
      o     The company's past financial stability
      o     The company's present and projected position within its industry
      o     The dividend record

Selection of equity securities is made by the Investment Policy Committee. The Investment Policy Committee is comprised of seven individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management division is based. Committee members meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased. A security will be sold when the Investment Policy Committee believes it no longer has the potential for strong growth, it meets it targeted price or when the fundamentals of the issuer's business or general market conditions have changed.

The Fund may invest in preferred stocks and convertible bonds which are rated at the time of purchase in the 4 highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Ratings Group or Fitch Ratings Ltd. (AAA, AA, A or BBB), or unrated securities determined by the Advisor to be of comparable quality. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.

The Fund may also invest up to 25% of its net assets in equity securities of foreign issuers when, in the Advisor's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective. However, the Fund will not invest in foreign markets that the Advisor considers to be "emerging markets."

TEMPORARY DEFENSIVE POSITION. Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's, S&P or Fitch or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's, S&P or Fitch or, if not so rated, will be of equivalent quality in the Advisor's opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

RISK CONSIDERATIONS. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. There is a risk that you could lose money by investing in the Fund.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and the net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not perform as well as the market as a whole and some securities may not appreciate in value as expected. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to). When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also may involve foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling toll-free 1-800-281-3217, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value ("NAV") next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund is $5,000, or $2,000 for tax-deferred retirement accounts. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

Direct orders received in proper form by Ultimus Fund Solutions, LLC (the "Administrator"), whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Fund's Account Application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. An Account Application is available from the Fund's website at www.investdavenport.com, or by calling 1-800-281-3217. Please complete and sign the Account Application, enclose your check made payable to the Fund, and mail it to:

      The Davenport Core Fund
      c/o Shareholder Services
      P.O. Box 46707
      Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Fund by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-281-3217 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

      US Bank, N.A.
      ABA# 042000013
      For The Davenport Core Fund #0199456765
      For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Fund at 1-800-281-3217 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o     Name;

o     Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless it receives the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages and does not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the Fund's policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Fund reserves the right to reject any purchase request that it believes to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. The Fund may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.

The Fund relies on intermediaries to help enforce its market timing policies. For example, intermediaries assist the Fund in determining whether an investor is trading in violation of the Fund's policies. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Fund at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $2,000 for tax-deferred retirement accounts (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding. If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-281-3217 or write to the address shown below.

Your request should be addressed to:

                  The Davenport Core Fund
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase shares by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person. You can have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House ("ACH") transaction ($100 minimum). You may not redeem shares of the Fund by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by sending a letter with your new redemption instructions to the Fund.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form, or by writing the Fund.

REDEMPTIONS IN KIND. The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only when circumstances exist which would, in the opinion of the Advisor, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available or whose valuations are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees.

To the extent any assets of the Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUND
================================================================================

The Fund is a diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor") provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Fund.

Compensation of the Advisor is at the annual rate of 0.75% of the Fund's average daily net assets. For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Fund's Investment Advisory Agreement, including the Board's conclusions with respect thereto, see the Fund's annual report dated March 31, 2008.

Davenport & Company LLC was originally organized in 1863 and, in addition to acting as investment advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor is a full service registered broker-dealer and a member of the New York Stock Exchange and the Financial Industry Regulatory Authority. The address of the Advisor is One James Center, 901 East Cary Street, Richmond, Virginia 23219.

The members of the Advisor's Investment Policy Committee, each of whom has an equal role in the decision making process, are:

MICHAEL S. BEALL, CFA, CPA (age 54) joined the Advisor in 1980 and serves as the Chairman of the Investment Policy Committee. He is an Executive Vice President and a Director of the Advisor. He currently functions as a Financial Advisor and formerly was an Equity Research Analyst in the Advisor's Research Department. Mr. Beall has been a member of the Investment Policy Committee since June 1991.

JOSEPH L. ANTRIM, III, CFA (age 63) became associated with the Advisor in 1975. He is an Executive Vice President, a member of the Executive Committee, and a Director of the Advisor and manages the Advisor's Asset Management division. Mr. Antrim has been a member of the Investment Policy Committee since the Committee's inception in December 1983.

JOHN P. ACKERLY, IV, CFA (age 44) joined the Advisor in 1994 and is a Senior Vice President and a Director of the Advisor. He currently functions as a Portfolio Manager in the Advisor's Asset Management division. Mr. Ackerly has been a member of the Investment Policy Committee since February 1999.

E. TRIGG BROWN, JR. (age 55) joined the Advisor in 1982 and is an Executive Vice President and a Director of the Advisor and serves on the Advisor's Executive Committee. He currently functions as a Financial Advisor and as the Branch Manager of the Advisor's Richmond, Virginia branch. Mr. Brown has been a member of the Investment Policy Committee since October 2002.

WILLIAM M. NOFTSINGER, JR. (age 57) joined the Advisor in 1987. Mr. Noftsinger is a Senior Vice President and a Director of the Advisor. He currently functions as a Financial Advisor and serves on the Advisor's Portfolio Review Committee. Mr. Noftsinger has been a member of the Investment Policy Committee since October 2002.

ROBERT B. GILES (age 62) joined the Advisor in 1967 and is an Executive Vice President and a Director of the Advisor and serves on the Advisor's Executive Committee. He currently functions as a Financial Advisor. Mr. Giles has been a member of the Investment Policy Committee since July 2007.

I. LEE CHAPMAN, IV, CFA (age 38) joined the Advisor in 1995 and is a First Vice President of the Advisor. He currently functions as a Portfolio Manager. Mr. Chapman has been a member of the Investment Policy Committee since July 2007.

The Statement of Additional Information provides additional information about the Investment Policy Committee members' compensation, other accounts managed by the Committee members, and the Committee members' ownership of shares of the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 28% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of management, is for declaration and payment of income dividends on or about the 15th day of the last month of each calendar quarter. All dividends and capital gains distributions may be reinvested in additional shares of the Fund or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will be automatically reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                  YEARS ENDED MARCH 31,
                                          ----------------------------------------------------------------------
                                             2008           2007           2006           2005           2004
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..   $    14.75     $    13.99     $    13.08     $    12.30     $     9.23
                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income ...............         0.10           0.10           0.07           0.07           0.04
  Net realized and unrealized gains
    on investments ....................          053           1.28           1.17           0.78           3.07
                                          ----------     ----------     ----------     ----------     ----------

Total from investment operations ......         0.63           1.38           1.24           0.85           3.11
                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
  Dividends from net investment income         (0.10)         (0.10)         (0.07)         (0.07)         (0.04)
  Distributions from net realized gains        (1.46)         (0.52)         (0.26)            --             --
                                          ----------     ----------     ----------     ----------     ----------

Total distributions ...................        (1.56)         (0.62)         (0.33)            --             --
                                          ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ........   $    13.82     $    14.75     $    13.99     $    13.08     $    12.30
                                          ==========     ==========     ==========     ==========     ==========

Total return (a) ......................        3.44%         10.02%          9.48%          6.91%         33.72%
                                          ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .....   $  155,799     $  151,655     $  148,923     $  138,181     $  121,769
                                          ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets        0.96%          0.98%          0.98%          0.98%          1.00%

Ratio of net investment income to
  average net assets ..................        0.60%          0.67%          0.50%          0.57%          0.35%

Portfolio turnover rate ...............          37%            26%            39%            28%            25%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-281-3217   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

FOR ADDITIONAL INFORMATION
================================================================================

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free

                                 1-800-281-3217

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund's website at www.investdavenport.com.

Only one copy of a Prospectus or annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to comfirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing to the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


The Fund is a series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================
--------------------------------------------------------------------------------

                                [GRAPIC OMITTED]

                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS


                          =============================

                                 FBP VALUE FUND
                                FBP BALANCED FUND


                              NO-LOAD MUTUAL FUNDS


                                   PROSPECTUS
                                 August 1, 2008


                          -----------------------------
                               INVESTMENT ADVISER
                          Flippin, Bruce & Porter, Inc.
                               Lynchburg, Virginia
                          -----------------------------

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
================================================================================

                                TABLE OF CONTENTS
================================================================================

Risk/Return Summary..........................................................  3

Synopsis of Costs and Expenses...............................................  7

Additional Investment Information............................................  8

How to Purchase Shares....................................................... 13

How to Redeem Shares......................................................... 17

How Net Asset Value is Determined............................................ 18

Management of the Funds...................................................... 19

Dividends, Distributions and Taxes........................................... 20

Financial Highlights......................................................... 21

Customer Privacy Policy...................................................... 23

For Additional Information........................................... back cover

INVESTMENT ADVISER                       LEGAL COUNSEL
Flippin, Bruce & Porter, Inc.            Sullivan & Worcester LLP
800 Main Street, Second Floor            One Post Office Square
P.O. Box 6138                            Boston, Massachusetts 02109
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375                 OFFICERS
                                         John T. Bruce, President
ADMINISTRATOR                              and Portfolio Manager
Ultimus Fund Solutions, LLC              John M. Flippin, Vice President
P.O. Box 46707                           R. Gregory Porter, III, Vice President
Cincinnati, Ohio 45246-0707              David J. Marshall, Vice President
TOLL-FREE 1-866-738-1127                 John H. Hanna, IV, Vice President
                                         Teresa L. Sanderson, Compliance Officer
CUSTODIAN
US Bank, N.A.                            TRUSTEES
425 Walnut Street                        Austin Brockenbrough, III
Cincinnati, Ohio  45202                  John T. Bruce
                                         Charles M. Caravati, Jr.
INDEPENDENT REGISTERED PUBLIC            Robert S. Harris
ACCOUNTING FIRM                          J. Finley Lee, Jr.
Ernst & Young LLP                        Richard L. Morrill
312 Walnut Street, Suite 1900            Harris V. Morrissette
Cincinnati, Ohio 45202                   Samuel B. Witt, III

RISK/RETURN SUMMARY
================================================================================

The FBP Value Fund and the FBP Balanced Fund are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read this Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of the FBP VALUE FUND (the "Value Fund") is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The investment objective of the FBP BALANCED FUND (the "Balanced Fund") is long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

FBP VALUE FUND

The Value Fund will invest in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with limited risk. The Fund seeks to achieve its objective through investment in a diversified portfolio of equity securities, including common stocks and preferred stocks. The Fund will primarily be invested in the securities of the largest 1000 companies having operating histories of 10 years or longer.

The Value Fund intends to remain fully invested at all times. Under normal circumstances, equity securities will comprise 80-100% of the Fund's net assets, while money market instruments will comprise 0-20%. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities. The Value Fund may also write covered call options against its portfolio securities that are approaching the top of the Adviser's price expectation for such securities.

FBP BALANCED FUND

The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, which include corporate debt obligations and U.S. Government obligations, are acquired for income and secondarily for capital appreciation. In an attempt to reduce overall portfolio risk, provide stability, and meet its working capital needs, the Adviser may allocate a portion of the Fund's assets to money market instruments. The Fund may also write covered call options against its portfolio securities that are approaching the top of the Adviser's price expectation for such securities.

The percentage of assets invested in equity securities, fixed income securities and money market instruments will vary from time to time depending upon the Adviser's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Adviser's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below:

                                               % of Net Assets
                                               ---------------
               Equity Securities                   40-75%
               Fixed Income Securities             25-50%
               Money Market Instruments             0-35%

At times when fixed income securities and/or money market instruments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Adviser believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Adviser's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The return on and value of an investment in each of the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Funds' portfolios might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Funds' method of security selection may not be successful and the Funds may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Funds.

The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on changes in interest rates or in the creditworthiness of individual issuers, which may result from adverse business and economic developments or proposed corporate transactions.

The Funds may write covered call options. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about the Funds' investment strategies and risks, see "Additional Investment Information" in this Prospectus.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                                 FBP VALUE FUND

                               [BAR CHART OMITTED]

17.92%  3.73%  -1.92%  11.38%  -21.71%  31.92%  10.81%  5.85%  17.67%  -7.00%
------  -----  ------  ------  -------  ------  ------  -----  ------  ------
 1998   1999    2000    2001     2002    2003    2004    2005   2006    2007

During the periods shown in the bar chart, the highest return for a quarter was 24.61% during the quarter ended December 31, 1998 and the lowest return for a quarter was -16.85% during the quarter ended September 30, 2002.

The Fund's 2008 year-to-date return through June 30, 2008 is -20.05%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                                FBP BALANCED FUND

                               [BAR CHART OMITTED]

15.14%   5.31%   1.05%   9.92%  -13.72%  24.91%   8.04%  4.16%  13.66%   -2.79%
------   -----   -----   -----  -------  ------   -----  -----  ------   ------
 1998    1999    2000    2001     2002    2003    2004   2005    2006     2007

During the periods shown in the bar chart, the highest return for a quarter was 16.44% during the quarter ended December 31, 1998 and the lowest return for a quarter was -10.78% during the quarter ended September 30, 2002.

The Fund's 2008 year-to-date return through June 30, 2008 is -13.52%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

The tables below show how each Fund's average annual total returns compare with those of a broad measure of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FBP VALUE FUND
                                              ONE YEAR   FIVE YEARS   TEN YEARS
                                              --------   ----------   ---------
Return Before Taxes.......................     -7.00%       11.11%       5.89%
Return After Taxes on Distributions.......     -8.23%       10.28%       5.19%
Return After Taxes on Distributions
  and Sale of Fund Shares.................     -2.67%        9.71%       4.98%

Standard & Poor's 500 Index(1) (reflects
  no deduction for fees, expenses, or taxes)    5.49%       12.83%       5.91%

FBP BALANCED FUND
                                              ONE YEAR   FIVE YEARS   TEN YEARS
                                              --------   ----------   ---------
Return Before Taxes.......................     -2.79%        9.21%       6.08%
Return After Taxes on Distributions.......     -4.06%        8.18%       4.67%
Return After Taxes on Distributions
  and Sale of Fund Shares.................     -0.36%        7.85%       4.72%

Standard & Poor's 500 Index(1) (reflects
  no deduction for fees, expenses, or taxes)    5.49%       12.83%       5.91%

Lipper Balanced Fund Index(2)
  (reflects no deduction for taxes).......      6.53%       10.33%       6.14%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.
(2) The Lipper Balanced Fund Index is an average of the returns of balanced mutual funds tracked by Lipper.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                           Value       Balanced
                                                           Fund          Fund
                                                         --------      --------
Management Fees......................................       0.70%        0.70%
Administrator's Fees.................................       0.13%        0.13%
Other Expenses.......................................       0.18%        0.14%
                                                         --------      -------
Total Annual Fund Operating Expenses.................       1.01%        0.97%
                                                         ========      =======

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              Value       Balanced
                                               Fund         Fund
                                              ------       ------

                     l Year.............      $  103       $   99
                     3 Years............         322          309
                     5 Years............         558          536
                     10 Years...........       1,236        1,189

ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVES

The investment objective of the FBP VALUE FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As current income is a secondary objective, any income produced will be a by-product of the effort to achieve the Value Fund's primary objective.

The investment objective of the FBP BALANCED FUND is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

INVESTMENT STRATEGIES

The concept of value investing used in both the Value Fund and the Balanced Fund seeks to acquire the securities of companies which, in the Adviser's judgment, are undervalued in the securities markets. Candidates for such investment will usually be the equity securities of domestic, established companies.

The Adviser believes that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, in the Adviser's opinion, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Adviser will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Adviser believes that:

      o the anticipated price appreciation has been achieved or is no longer probable;

      o     alternate investments offer superior total return prospects; or

      o     the risk of decline in market value is increased.

EQUITY SELECTION. The Adviser will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Adviser believes are the best opportunities for capital appreciation and growth with moderate risk.

The Value Fund and the equity portion of the Balanced Fund will be primarily invested in the securities of the largest 1000 companies having operating histories of 10 years or longer. In determining whether an equity security is undervalued, the Adviser considers, among other things:

      o valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yields, compared to historical valuations and past and future prospects for the company as judged by the Adviser;

      o     analysis   of   fundamentals   of   business   including   financial
            flexibility, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

      o     Wall Street sentiment and largest institutional holders; and

      o information from various sources including research material generated by the brokerage community, periodic company reports, conference calls and announcements, and other investment and business publications.

In order to implement the Funds' investment strategies, the Adviser invests the Value Fund's portfolio and the equity portion of the Balanced Fund's portfolio as follows:

Newly purchased securities are generally considered significantly undervalued by the Adviser. Such securities will be of companies which the Adviser believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Adviser's assessment, possess the capability to achieve full recovery of business and economic viability, as well as favor within the investment community, within a typical time frame of from 3 to 4 years.

Securities of recovering companies will normally comprise the majority of the equities held by each Fund. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities are considered by the Adviser to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies may also be held by each Fund. These once undervalued issues are now at or near the top of the Adviser's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations, including mortgage-backed U.S. Government obligations. The Balanced Fund will generally invest in obligations which mature in 1 to 10 years from the date of purchase except when, in the Adviser's opinion, long term interest rates are expected by the Adviser to be in a declining trend, in which case maturities may be extended longer.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings Ltd. ("Fitch") or, if not rated, of equivalent quality in the opinion of the Adviser. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those debt obligations acquired for their capital appreciation potential may be of companies and/or industries at the low point of their business cycle, often experiencing a downgrading of their quality ratings by Moody's, S&P, Fitch or other rating services, generally resulting in reduced prices for such securities. The Adviser believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by the ratings services.

The Adviser expects that U.S. Government obligations will normally comprise at least 10% of the Balanced Fund's total assets. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements.

MONEY MARKET INSTRUMENTS. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's, S&P or Fitch or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's, S&P, Fitch or, if not so rated, be of equivalent quality in the Adviser's opinion.

OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

RISK CONSIDERATIONS

To the extent that the Value Fund's portfolio is fully invested in equity securities, and a significant portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) due to earnings, economic conditions and other factors beyond the control of the Adviser. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. In addition, there is the risk that "out of favor" companies selected by the Adviser will never regain a favorable position in the market. Investments in undervalued companies may underperform other types of investments, such as growth investments, when a growth style of investing is in favor with the market. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline. The value of the Balanced Fund's fixed income securities is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

The value of the Balanced Fund's fixed income securities is also dependent on the creditworthiness of an issuer. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could cause an issuer to fail to pay its principal and interest when due. Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Balanced Fund or to the Fund's shares. Mortgage-backed U.S. Government obligations are subject to certain risks, including the risk that payments from the pool of loans underlying a mortgage-backed obligation may not be enough to meet the monthly payments of the mortgage-backed obligation. Mortgage-backed obligations are also subject to the risk that prepayments or foreclosures will shorten the life of the pool of mortgages underlying the securities and will affect the average life of the mortgage-backed obligation.

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1127, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Funds' Account Application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR  MAIL  ORDERS.   Please  complete  and  sign  the  Account   Application
accompanying this Prospectus, enclose your check made payable to the appropriate Fund, and mail it to:

      The Flippin, Bruce & Porter Funds
      c/o Shareholder Services
      P.O. Box 46707
      Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1127 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

      US Bank, N.A.
      ABA# 042000013
      For FBP Funds #0199456740
      For either    FBP Value Fund or
                    FBP Balanced Fund
      For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1127 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for shares of the Ultimus Money Market Account. Shares of the Ultimus Money Market Account acquired via exchange may be re-exchanged for shares of either Fund at NAV.

There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the exchange request in proper order. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown below.

Your request should be addressed to:

                  The Flippin, Bruce & Porter Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2)    any required signature guarantees (see "Signature Guarantees"); and
3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase shares by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person. You can have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House ("ACH") transaction ($100 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of either Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

REDEMPTIONS IN KIND. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund's net assets). A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available or whose valuations are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.

John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted as Portfolio Manager since the Funds' inception. Mr. Bruce has been a principal of the Adviser since the founding of the firm in 1985. The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares of the Funds.

Compensation of the Adviser with respect to each Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds' Investment Advisory Agreements, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2008.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 28% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of a Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                              FBP VALUE FUND

             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================
                                                                YEARS ENDED MARCH 31,
                                            --------------------------------------------------------------
                                               2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    27.30   $    26.60   $    25.73   $    24.86   $    17.12
                                            ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income .................         0.32         0.33         0.32         0.29         0.22
  Net realized and unrealized gains
    (losses) on investments. ............        (4.43)        2.71         2.70         0.86         7.74
                                            ----------   ----------   ----------   ----------   ----------
Total from investment operations ........        (4.11)        3.04         3.02         1.15         7.96
                                            ----------   ----------   ----------   ----------   ----------
Less distributions:
  Dividends from net investment income ..        (0.32)       (0.33)       (0.32)       (0.28)       (0.22)
  Distributions from net realized gains .        (1.68)       (2.01)       (1.83)          --           --
  Return of capital .....................        (0.20)          --           --           --           --
                                            ----------   ----------   ----------   ----------   ----------
Total distributions .....................        (2.20)       (2.34)       (2.15)       (0.28)       (0.22)
                                            ----------   ----------   ----------   ----------   ----------

Net asset value at end of year.. ........   $    20.99   $    27.30   $    26.60   $    25.73   $    24.86
                                            ==========   ==========   ==========   ==========   ==========

Total return (a) ........................      (16.33%)      11.57%       12.03%        4.65%       46.60%
                                            ==========   ==========   ==========   ==========   ==========

Net assets at end of year (000's) .......   $   43,072   $   60,233   $   59,611   $   61,212   $   50,400
                                            ==========   ==========   ==========   ==========   ==========

Ratio of expenses to average net assets .        1.01%        1.01%        1.01%        1.00%        1.02%

Ratio of net investment income to
  average net assets ....................        1.21%        1.19%        1.17%        1.17%        0.94%

Portfolio turnover rate .................          26%          16%          15%          15%          19%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                              FBP BALANCED FUND

                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                --------------------------------------------------------------
                                                   2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $    18.95   $    18.39   $    18.06   $    18.40   $    14.46
                                                ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income .....................         0.38         0.37         0.33         0.29         0.29
  Net realized and unrealized gains
    (losses) on investments. ................        (2.01)        1.39         1.22         0.28         4.49
                                                ----------   ----------   ----------   ----------   ----------
Total from investment operations ............        (1.63)        1.76         1.55         0.57         4.78
                                                ----------   ----------   ----------   ----------   ----------
Less distributions:
  Dividends from net investment income ......        (0.39)       (0.37)       (0.32)       (0.30)       (0.31)
  Distributions from net realized gains .....        (1.02)       (0.83)       (0.90)       (0.61)       (0.53)
  Return of capital .........................        (0.07)          --           --           --           --
                                                ----------   ----------   ----------   ----------   ----------
Total distributions .........................        (1.48)       (1.20)       (1.22)       (0.91)       (0.84)
                                                ----------   ----------   ----------   ----------   ----------

Net asset value at end of year.. ............   $    15.84   $    18.95   $    18.39   $    18.06   $    18.40
                                                ==========   ==========   ==========   ==========   ==========

Total return (a) ............................        (9.27%)       9.70%        8.81%        3.20%       33.19%
                                                ==========   ==========   ==========   ==========   ==========

Net assets at end of year (000's) ...........   $   54,995   $   66,358   $   62,781   $   61,466   $   58,290
                                                ==========   ==========   ==========   ==========   ==========

Ratio of expenses to average net assets .....         0.96%        0.97%        0.99%        0.96%        0.98%

Ratio of net investment income to
  average net assets ........................         2.05%        1.95%        1.75%        1.62%        1.68%

Portfolio turnover rate .....................           29%          17%          24%          17%          21%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

================================================================================

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1127   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1127

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at www.fbpinc.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================

ACCOUNT APPLICATION

DO  NOT  USE  THIS  APPLICATION  TO  ESTABLISH  AN
INDIVIDUAL RETIREMENT ACCOUNT.

PLEASE PRINT CLEARLY ALL ITEMS EXCEPT SIGNATURE.
                                                              [LOGO OMITTED]
TO AVOID HAVING YOUR APPLICATION RETURNED,  PLEASE                 THE
BE SURE TO COMPLETE STEPS 1, 2 & 7.                      FLIPPIN, BRUCE & PORTER
                                                                  FUNDS
RETURN COMPLETED FORM WITH PAYMENT TO THE FUND:

P.O. BOX 46707, CINCINNATI, OHIO 45246-0707

OVERNIGHT:   225   PICTORIA   DRIVE,   SUITE  450,
CINCINNATI, OHIO 45246

FOR ASSISTANCE WITH OTHER FORMS, PLEASE CALL US AT
1-866-738-1127.
================================================================================
--------------------------------------------------------------------------------
STEP 1:     ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
1A.   CHECK ONE

|_|   Individual        |_|   JOINT ACCOUNT (CANNOT BE A MINOR)
                              Joint owners have rights of survivorship, unless state laws regarding community property apply.

________________________________________________________________________________
OWNER'S LEGAL NAME

________________________________________________________________________________
OWNER'S SOCIAL SECURITY ID NUMBER               OWNER'S DATE OF BIRTH

________________________________________________________________________________
JOINT OWNER'S NAME (IF APPLICABLE)

________________________________________________________________________________
JOINT OWNER'S SOCIAL SECURITY ID NUMBER         JOINT OWNER'S DATE OF BIRTH

|_|   TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
      Please attach a copy of the appropriate bylaws, articles of incorporation, resolutions or trust documents establishing authority to open this account and the existence of the entity.


________________________________________________________________________________
NAME OF TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY

________________________________________________________________________________
TAXPAYER IDENTIFICATION NUMBER                  TRUST DATE

________________________________________________________________________________
NAME OF TRUSTEE(S) OR AUTHORIZED INDIVIDUAL(S)

________________________________________________________________________________
DATE OF BIRTH FOR TRUSTEE(S) OR AUTHORIZED INDIVIDUAL(S)

________________________________________________________________________________
SOCIAL SECURITY ID NUMBER OF TRUSTEE(S) OR AUTHORIZED INDIVIDUAL(S)


|_|   GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

_____________________________________________________________ as a custodian for
CUSTODIAN'S NAME (ONLY ONE PERMITTED)

__________________________________________________ under the ________ UGMA/UTMA.
MINOR'S NAME (ONLY ONE PERMITTED)                             STATE

________________________________________________________________________________
MINOR'S SOCIAL SECURITY NUMBER                  MINOR'S DATE OF BIRTH

________________________________________________________________________________
CUSTODIAN'S SOCIAL SECURITY NUMBER              CUSTODIAN'S DATE OF BIRTH

1B.   MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________________
NUMBER AND STREET OR P.O. BOX

________________________________________________________________________________
CITY                                            STATE                   ZIP

(     )                                         (     )
________________________________________________________________________________
TELEPHONE NUMBER                                FAX NUMBER

________________________________________________________________________________
E-MAIL ADDRESS

1C.   LEGAL ADDRESS (PHYSICAL ADDRESS)
      ONLY NEEDED IF DIFFERENT FROM MAILING ADDRESS, NO P.O. BOXES

________________________________________________________________________________
NUMBER AND STREET

________________________________________________________________________________
CITY                                            STATE                   ZIP

--------------------------------------------------------------------------------
STEP 2:     INITIAL INVESTMENT
--------------------------------------------------------------------------------

Indicate the amount and enclose a check made payable to The FBP Funds for the total investment. (Minimum initial investment: $5,000)

                                                           Amount

FBP Value Fund                                    $_______________________

FBP Balanced Fund                                 $_______________________

The Fund does not accept cash, drafts, "starter checks," travelers checks, credit card checks, third party checks, post-dated checks, and non U.S. Financial Institution checks, cashier's checks under $10,000 or money orders.

Please call 1-866-738-1127 for wire instructions if you wish to purchase shares by wire.

--------------------------------------------------------------------------------
STEP 3:     DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

                        DISTRIBUTION METHOD               PAYMENT METHOD
                        -------------------               --------------

                    REINVEST        WITHDRAWAL*       ACH**            CHECK
CAPITAL GAINS         |_|      or       |_|            |_|      or      |_|
DIVIDENDS             |_|      or       |_|            |_|      or      |_|
                  *MUST CHOOSE A PAYMENT METHOD      **SENT TO BANK ACCOUNT
                                                        LISTED IN STEP 6

--------------------------------------------------------------------------------
STEP 4:     DUPLICATE STATEMENTS AND CONFIRMATIONS
--------------------------------------------------------------------------------

PLEASE SEND DUPLICATE STATEMENTS AND CONFIRMATIONS TO AN ADDRESS OTHER THAN THAT LISTED IN SECTION 1B (OPTIONAL):

________________________________________________________________________________
NAME

________________________________________________________________________________
COMPANY NAME

________________________________________________________________________________
STREET ADDRESS OR P.O. BOX

________________________________________________________________________________
CITY                                            STATE                   ZIP

--------------------------------------------------------------------------------
STEP 5:     ACCOUNT SERVICE OPTIONS
--------------------------------------------------------------------------------

5A.   SPECIAL PLAN OPTIONS

AUTOMATIC INVESTMENT PLAN*          |_| Yes       |_| No
      PERMITS YOU TO AUTOMATICALLY INVEST IN YOUR FUND ACCOUNT THROUGH YOUR BANK ACCOUNT (YOU MUST COMPLETE STEP 6.) PLEASE INDICATE THE AMOUNT AND
      INTERVAL (MONTHLY ON THE 15TH, THE LAST DAY OF EACH MONTH OR BOTH.) MINIMUM REQUIREMENT OF $100 FOR EACH MONTHLY INVESTMENT.

SYSTEMATIC WITHDRAWAL PLAN*         |_| Yes        |_| No
      PLEASE REDEEM SUFFICIENT SHARES FROM THIS ACCOUNT AT THE THEN CURRENT NET ASSET VALUE, IN ACCORDANCE WITH THE INSTRUCTIONS BELOW. (SUBJECT TO A MINIMUM $100 PER DISTRIBUTION)

PLEASE MAKE MY AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL ON:
|_| the last business day of each month
|_| the 15th day of each month
|_| both the 15th and last business day

DOLLAR AMOUNT $_____________________________

WITHDRAWAL PROCEEDS SENT BY:
      |_|   Check             |_| (ACH) Automated Clearing House
If ACH, you must complete bank information in Step 6.

* THIS PLAN INVOLVES CONTINUOUS INVESTMENT, REGARDLESS OF SHARE PRICE LEVELS, AND DOES NOT ASSURE A PROFIT OR PROTECT AGAINST A LOSS IN DECLINING MARKETS.

5B.   REDEMPTION OPTION

BY ELECTRONIC TRANSFER (TO YOUR BANK ACCOUNT)   |_| Yes       |_| Decline

      If yes, you must complete bank information in Step 6 and select method of transfer.
      |_| (ACH) Automated Clearing House or |_| WIRE ($5,000 minimum)

--------------------------------------------------------------------------------
STEP 6:     ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------

     ATTACH             BY  ATTACHING A VOIDED  CHECK OR DEPOSIT  SLIP BELOW AND
      YOUR              SIGNING STEP 7 I AUTHORIZE  CREDITS/DEBITS  TO/FROM THIS
     VOIDED             BANK  ACCOUNT IN  CONJUNCTION  WITH THE ACCOUNT  OPTIONS
     CHECK              SELECTED.   I  UNDERSTAND   FOR  THE  SELECTED   OPTIONS
       OR               INVOLVING WIRE TRANSACTIONS,  MY BANK MAY CHARGE ME WIRE
     DEPOSIT            FEES.  I AGREE  THAT THE FUND  AND ITS  AGENTS  MAY MAKE
      SLIP              ADDITIONA  ATTEMPTS  TO  DEBIT/CREDIT  MY ACCOUNT IF THE
      HERE              INITIAL  ATTEMPT FAILS AND THAT I WILL BE LIABLE FOR ANY
                        ASSOCIATED  COSTS.  ALL ACCOUNT  OPTIONS  SELECTED SHALL
   We cannot            BECOME PART OF THE TERMS, REPRESENTATIONS AND CONDITIONS
establish these         OF THIS APPLICATION.
    services
  without it.           ________________________________________________________
                        SIGNATURE(S) OF DEPOSITOR (IF DIFFERENT FROM SIGNATURE
                        IN STEP 7)

                        ________________________________________________________
                        SIGNATURE OF DESIGNATED CO-BANK ACCOUNT OWNER

                        THIS IS A  |_| CHECKING ACCOUNT  |_| SAVINGS ACCOUNT

Account Name ___________________________________________

Bank Name ______________________________________________

Bank Address ___________________________________________

Routing # _______________________________ Account # ____________________________

--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS. PLEASE REMEMBER THAT ANY DOCUMENTS OR INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEP 7:     SIGNATURE AND CERTIFICATIONS
--------------------------------------------------------------------------------

BY SIGNING BELOW, I CERTIFY THAT:
o I have received and read the current prospectus of The FBP Funds (the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.
o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which transfers are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions, provided that they have exercised due care to determine that the instructions are genuine.
o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:
1.    I am a U.S. person (including a U.S. resident alien).
2.    The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

--------------------------------------------------------------------------------
                       EACH ACCOUNT OWNER MUST SIGN HERE


________________________________________________________________________________
SIGNATURE OF OWNER, TRUSTEE, CUSTODIAN OR AUTHORIZED INDIVIDUAL           DATE

________________________________________________________________________________
SIGNATURE OF JOINT OWNER, CO-TRUSTEE OR AUTHORIZED INDIVIDUAL             DATE
--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
STEP 8:     INVESTMENT BROKER/DEALER
--------------------------------------------------------------------------------

IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor).


________________________________________________________________________________
BROKER/DEALER FIRM NAME DEALER #                     BRANCH NAME

________________________________________________________________________________
REPRESENTATIVE'S NAME   REP #       BRANCH #         REP TELEPHONE NUMBER

________________________________________________________________________________
REP OFFICE STREET ADDRESS                            REP OFFICE CITY/STATE/ZIP


________________________________________________________________________________
AUTHORIZED SIGNATURE (REGISTERED REPRESENTATIVE)
________________________________________________________________________________

              PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                                  THE FBP FUNDS
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT. YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-866-738-1127.

================================================================================

                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              No-Load Mutual Funds


                                   Prospectus
                                 August 1, 2008


                                 [LOGO OMITTED]
                                    LEAVELL
                     ======== INVESTMENT MANAGEMENT ========
                     Trusted Investment Solutions Since 1979


                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE ALABAMA TAX FREE BOND FUND


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

TABLE OF CONTENTS
================================================================================

Risk/Return Summary.........................................................   3
Synopsis of Costs and Expenses..............................................  12
How to Purchase Shares......................................................  13
How to Redeem Shares........................................................  17
How Net Asset Value is Determined...........................................  19
Management of the Funds.....................................................  20
Dividends, Distributions and Taxes..........................................  22
Additional Investment Information ..........................................  24
Financial Highlights........................................................  27
Customer Privacy Policy.....................................................  31
For Additional Information .........................................  back cover


                                       THE
                               GOVERNMENT STREET
                                     FUNDS

                              No Load Mutual Funds

INVESTMENT ADVISER                          LEGAL COUNSEL
Leavell Investment Management, Inc.         Sullivan & Worcester LLP
Post Office Box 1307                        One Post Office Square
Mobile, Alabama 36633                       Boston, Massachusetts 02109
www.leavellinvestments.com
                                            BOARD OF TRUSTEES
ADMINISTRATOR                               Austin Brockenbrough III
Ultimus Fund Solutions, LLC                 John T. Bruce
P.O. Box 46707                              Charles M. Caravati, Jr.
Cincinnati, Ohio 45246-0707                 Robert S. Harris
(Toll-Free) 1-866-738-1125                  J. Finley Lee, Jr.
                                            Richard L. Morrill
CUSTODIAN                                   Harris V. Morrissette
U.S. Bank, N.A.                             Samuel B. Witt III
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

RISK/RETURN SUMMARY
================================================================================

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read this Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing primarily in common stocks.

The investment objective of THE GOVERNMENT STREET MID-CAP FUND is to seek capital appreciation. The Fund will seek to attain its objective by investing primarily in common stocks of mid-cap companies.

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

THE GOVERNMENT STREET EQUITY FUND

The Equity Fund's portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks and shares of exchange traded funds ("ETFs") that invest primarily in common stocks. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Equity Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The  selection  process  begins  with a stock list of  approximately  550 common
stocks.   This  list   includes  all  stocks  in  the  S&P  500  plus   "special
consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" or "value") is then sorted into economic sectors using the economic sector weightings of the S&P 500 as benchmarks. These ten sectors are the basis for the diversification that is inherent in the portfolio.

The Equity Fund may invest up to 25% of its net assets in ETFs if the Adviser believes it is advisable to adjust the Fund's exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.

The Equity Fund may invest up to 25% of its net assets in foreign issuers in the form of American Depositary Receipts ("ADRs") or through investments in ETFs that invest primarily in foreign companies. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ETFs that invest primarily in foreign companies may include regional and/or country specific ETFs, as well as emerging market ETFs. The Equity Fund will invest in foreign issuers when, in the Adviser's opinion, such investments would be advantageous to the Fund and help the Fund achieve its objective.

The performance of the Equity Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically. A security may be sold when it no longer meets the Adviser's criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer's business or general market conditions have changed.

THE GOVERNMENT STREET MID-CAP FUND

The Mid-Cap Fund's portfolio consists primarily of the common stocks of medium capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid-cap companies and shares of exchange traded funds that invest primarily in common stocks of mid-cap companies. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Adviser defines "mid-cap" companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of the S&P MidCap 400 Index. As of June 30, 2008, such companies ranged in capitalization from approximately $120 million to $10.8 billion. The market capitalization of the companies in the Fund's portfolio and the S&P MidCap 400 Index changes over time, and the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization increases above or decreases below this range.

The Mid-Cap Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The selection process begins with a stock list of approximately 450 common stocks. This list includes all stocks in the S&P MidCap 400 Index plus certain other stocks that the Adviser deems appropriate for the Fund's portfolio but which are not included on the S&P MidCap 400 Index. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 400 stocks.

Stocks in the universe are then classified by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book ratios). Each group ("growth" or "value") is then sorted into 10 economic sectors. These 20 sectors provide for the basis of the diversification that is inherent in the portfolio.

The Mid-Cap Fund may invest up to 25% of its net assets in exchange traded funds ("ETFs") if the Adviser believes it is advisable to adjust the Fund's exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.

The performance of the Mid-Cap Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically. A security may be sold when it no longer meets the Adviser's criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer's business or general market conditions have changed.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily (at least 80% of its net assets under normal circumstances) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers. The foregoing policy may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The securities in the Alabama Tax Free Bond Fund's portfolio will be rated at the time of purchase in the 3 highest rating categories by any of the nationally recognized statistical rating organizations ("NRSROs"), or unrated municipal securities that the Adviser determines are of comparable quality. Under normal circumstances, the Fund's average maturity is expected to be between 3 and 10 years, depending on the Adviser's market interest rate forecasts.

The Adviser will select municipal bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate as compared to other securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors in establishing creditworthiness. In the event that a fixed income security held by the Alabama Tax Free Bond Fund is downgraded and it is no longer rated among the 3 highest rating categories by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. A security may also be sold due to changes in market conditions or changes in the Adviser's interest rate forecasts or outlook. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE GOVERNMENT STREET EQUITY FUND

The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While medium-sized companies generally have greater potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium-sized companies may be subject to greater price fluctuations.

ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

See "Risks of Exchange Traded Funds" below for a discussion of the special risks related to the Fund's investments in shares of ETFs.

THE GOVERNMENT STREET MID-CAP FUND

The return on and value of an investment in the Mid-Cap Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While medium-sized companies generally have greater potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium-sized companies may be subject to greater price fluctuations.

See "Risks of Exchange Traded Funds" below for a discussion of the special risks related to the Fund's investments in shares of ETFs.

THE ALABAMA TAX FREE BOND FUND

Since The Alabama Tax Free Bond Fund concentrates its investments in Alabama municipal securities, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. The Fund may also invest a relatively high percentage of its assets in municipal securities issued by entities having similar characteristics, which may make the Fund more sensitive to economic, political or regulatory occurrences. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or changes in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

RISKS OF EXCHANGE TRADED FUNDS (EQUITY FUND AND MID-CAP FUND)

An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including that the market price of an ETF's shares may trade at a discount to its net asset value, or that an active trading market for an ETF's shares may not be developed or be maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When a Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

For more information about the Funds' investment strategies and risks, see "Additional Investment Information" in this Prospectus.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years (or, if shorter, the period of the Fund's operations) compare with those of broad measures of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                        THE GOVERNMENT STREET EQUITY FUND

                              [BAR CHART OMITTED]

23.73%  17.71%  -3.83%  -13.01%  -21.30%  28.11%  9.28%  5.00%   9.28%   7.58%
------  ------  ------  -------  -------  ------  -----  -----  ------  ------
 1998    1999    2000     2001     2002    2003   2004   2005    2006    2007

During the periods shown in the bar chart, the highest return for a quarter was 20.92% during the quarter ended December 31, 1998 and the lowest return for a quarter was --15.90% during the quarter ended September 30, 2002.

The Fund's 2008 year-to-date return through June 30, 2008 is -9.72%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       THE GOVERNMENT STREET MID-CAP FUND

                              [BAR CHART OMITTED]

             13.55%          13.99%           5.60%           11.42%
             ------          ------          ------          -------
              2004            2005            2006             2007

During the periods shown in the bar chart, the highest return for a quarter was 8.92% during the quarter ended December 31, 2004 and the lowest return for a quarter was - 4.10% during the quarter ended June 30, 2006.

The Fund's 2008 year-to-date return through June 30, 2008 is -5.78%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                         THE ALABAMA TAX FREE BOND FUND

                              [BAR CHART OMITTED]

 5.13%  -0.98%   8.19%   4.36%    8.42%    3.23%  1.63%  0.93%   2.65%   4.04%
------  ------  ------  -------  -------  ------  -----  -----  ------  ------
 1998    1999    2000     2001     2002    2003   2004   2005    2006    2007

During the periods shown in the bar chart, the highest return for a quarter was 3.88% during the quarter ended September 30, 2002 and the lowest return for a quarter was -1.78% during the quarter ended June 30, 2004.

The Fund's 2008 year-to-date return through June 30, 2008 is 1.24%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED
                                DECEMBER 31, 2007

The tables below show how each Fund's average annual total returns compare with those of broad measures of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE GOVERNMENT STREET EQUITY FUND
                                               One Year   Five Years   Ten Years
--------------------------------------------------------------------------------
Return Before Taxes.........................     7.58%      11.56%       5.18%
Return After Taxes on Distributions.........     6.68%      10.89%       4.67%
Return After Taxes on Distributions
   and Sale of Fund Shares..................     6.10%      10.05%       4.39%
STANDARD & POOR'S 500 INDEX(1) (reflects no
   deduction for fees, expenses, or taxes) .     5.49%      12.83%       5.91%


THE GOVERNMENT STREET MID-CAP FUND
                                                               Since Inception
                                                  One Year   (November 17, 2003)
--------------------------------------------------------------------------------
Return Before Taxes ................              11.42%            11.33%
Return After Taxes on Distributions               10.68%            10.69%
Return After Taxes on Distributions
      and Sale of Fund Shares.......               8.36%             9.67%
STANDARD & POOR'S MID-CAP 400 INDEX(2) (reflects
   no deduction for fees, expenses, or taxes)      7.98%            12.58%


THE ALABAMA TAX FREE BOND FUND
                                               One Year   Five Years   Ten Years
--------------------------------------------------------------------------------
Return Before Taxes.........................     4.04%        2.49%      3.72%
Return After Taxes on Distributions.........     4.04%        2.49%      3.72%
Return After Taxes on Distributions
    and Sale of Fund Shares.................     3.86%        2.61%      3.73%
LEHMAN 7-YEAR MUNICIPAL BOND
   INDEX(3)  (reflects no deduction for
   fees, expenses, or taxes)................     5.06%        3.86%      4.96%
LEHMAN 3-YEAR MUNICIPAL BOND
   INDEX(4)  (reflects no deduction for
   fees, expenses, or taxes)................     5.00%        2.67%      3.99%
LIPPER INTERMEDIATE MUNICIPAL
   FUND INDEX(5)  (reflects no deduction
   for taxes)...............................     3.21%        3.26%      4.20%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

(2) The Standard & Poor's MidCap 400 Index is an unmanaged index of common stock prices of 400 medium-sized U.S. companies.

(3) The Lehman 7-Year Municipal Bond Index is an unmanaged index generally representative of 7-year tax-exempt bonds.

(4) The Lehman 3-Year Municipal Bond Index is an unmanaged index generally representative of 3-year tax-exempt bonds.

(5)   The   Lipper   Intermediate   Municipal   Fund   Index   is  an  index  of
      intermediate-term municipal bond funds tracked by Lipper.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment): None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                        THE             THE               THE
                                     GOVERNMENT      GOVERNMENT         ALABAMA
                                       STREET          STREET          TAX FREE
                                    EQUITY FUND     MID-CAP FUND       BOND FUND
--------------------------------------------------------------------------------
Management Fees ...........            0.60%            0.75%            0.35%
Administrator's Fees ......            0.12%            0.14%            0.15%
Other Expenses ............            0.12%            0.23%            0.28%
Acquired Fund Fees
    and Expenses ..........            0.03%*           0.00%            0.00%
                                      ------           ------           ------
Total Annual Fund
  Operating Expenses ......            0.87%            1.12%**          0.78%**
                                      ======           ======           ======

* Acquired Fund Fees and Expenses are the fees incurred indirectly by the Funds as a result of their investments during the most recent fiscal year in investment companies, exchange traded funds and other pooled investment vehicles. Acquired Fund Fees and Expenses for The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund have been included under the caption "Other Expenses" because they were less than 0.01% during the most recent fiscal year.

** The Adviser currently intends to waive management fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and 0.65%, respectively, of average net assets. The Adviser reserves the right to terminate these waivers at any time in the Adviser's sole discretion.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        THE             THE               THE
                                     GOVERNMENT      GOVERNMENT         ALABAMA
                                       STREET          STREET          TAX FREE
                                    EQUITY FUND     MID-CAP FUND       BOND FUND
--------------------------------------------------------------------------------

1 year ................               $   89           $  114           $   80
3 years ...............                  278              356              249
5 years ...............                  482              617              433
10 years ..............                1,073            1,363              966

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1125, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR  MAIL  ORDERS.   Please  complete  and  sign  the  Account   Application
accompanying this Prospectus, include your check made payable to the appropriate Fund, and mail it to:

            The Government Street Funds
            c/o Shareholder Services
            P.O. Box 46707
            Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1125 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

      US Bank, N.A.
      ABA# 042000013
      For The Government Street Funds #0199456682
      For [Name of Fund]
      For [Shareholder name and account number or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the NAV next determined after your purchase order is received in proper form. Before making additional investments by bank wire, please call the Funds at 1-866-738-1125 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the

Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1125 or write to the address shown below.

Your request should be addressed to:

                  The Government Street Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase shares by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person. You can have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House ("ACH") transaction ($100 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

REDEMPTIONS IN KIND. The Funds may redeem their shares by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust's procedures, may authorize payment to be made in portfolio securities or other property of the Funds. A redemption in kind will consist of securities equal in market value to your shares. It is the Adviser's intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. The Adviser may determine to discontinue this practice at any time without notice to shareholders.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m. Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Call options written by the Equity Fund and the Mid-Cap Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded.
Securities and other assets for which no quotations are readily available or whose valuations are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the trust retains various organizations to perform specialized services for the Funds.

Subject  to  the  authority  of  the  Board  of  Trustees,   Leavell  Investment
Management, Inc., formerly T. Leavell & Associates, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is P.O. Box 1307, Mobile, Alabama 36633.


THE  GOVERNMENT  STREET EQUITY  FUND

Thomas W. Leavell is primarily responsible for managing the portfolio of the Equity Fund. Mr. Leavell, who has served as Portfolio Manager since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.60% on the first $100 million; and 0.50% on assets over $100 million.

THE GOVERNMENT STREET MID-CAP FUND

The Adviser utilizes a team approach in managing the portfolio of the Mid-Cap Fund. Each of the Fund's three Portfolio Managers is responsible for the research and selection of securities within different business sectors. The Portfolio Managers of the Mid-Cap Fund and the sectors for which they are responsible are:

o Thomas W. Leavell -- responsible for Consumer Discretionary and Healthcare sectors. Mr. Leavell, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979.

o Timothy S. Healey -- responsible for Industrial, Technology and Materials sectors. Mr. Healey, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, is an Executive Vice President of the Adviser and has been a Portfolio Manager with the Adviser since 1986. He holds a B.S. degree in Finance from the University of Alabama.

o Richard E. Anthony, Jr., CFA -- responsible for Energy, Utility, Finance, Telecom and Consumer Staples sectors. Mr. Anthony is a Vice President of the Adviser and has served as a Portfolio Manager of the Mid-Cap Fund since his employment with the Adviser beginning in December 2004. From 2001 until 2004, he was an Analyst and Portfolio Manager with AmSouth Bank. He holds a B.S. degree in Business Administration and an M.S. in Engineering from the University of Alabama.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 1.10% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.10% of its average daily net assets.

THE ALABAMA TAX FREE BOND FUND

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund's inception. Mr. Healey is an Executive Vice President of the Adviser and has been a Portfolio Manager with the firm since 1986.

Compensation of the Adviser with respect to The Alabama Tax Free Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.35% on the first $100 million; and 0.25% on assets over $100 million. The Adviser currently intends to waive its invest-ment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

FOR MORE INFORMATION-- The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of the Funds.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds' Investment Advisory Agreements, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2008.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Mid-Cap Fund intends to declare dividends from net investment income annually, payable on a date selected by management. The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Alabama Tax Free Bond Fund expects that distributions will consist primarily of net investment income. The Funds intend to withhold 28% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

THE ALABAMA TAX FREE BOND FUND

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on municipal obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

ADDITIONAL INVESTMENT INFORMATION
================================================================================

ALL FUNDS

Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

THE GOVERNMENT STREET EQUITY FUND/
THE GOVERNMENT STREET MID-CAP FUND

COVERED CALL OPTIONS. The Equity Fund and the Mid-Cap Fund may write covered call options. Call options written by a Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are "covered" by a Fund because it will own the underlying securities as long as the option is outstanding. A Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. A Fund's use of covered call options is intended to increase the total return of its investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Funds' use of covered calls will be very limited in scope.

ETFS. To participate in various markets and market sectors, the Funds may invest in shares of exchange traded funds ("ETFs"). The Adviser believes that ETFs are a convenient and economical way to invest in both broad market indexes (for example, the S&P 500 Index and the S&P 400 MidCap Index, etc.) and market sector indexes (for example, healthcare indexes, utilities indexes, real estate indexes, etc.), particularly since ETFs may be bought and sold like stocks -- at any time the applicable stock exchange is open for trading. When a Fund invests in ETFs, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF. As with conventional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. Investors pay only customary brokerage fees to buy and sell ETF shares; ETFs do not charge sales loads or redemption fees. The Funds may invest in ETFs tracking indexes representing a general market, industry sectors or market capitalization sectors. Each Fund does not presently intend to invest more than 25% of its net assets in ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to the following risks that do not apply to conventional open-end funds: (1) the market price of an ETF's shares may trade at a discount to its NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. In addition, due to legal limitations, a Fund may be prevented from purchasing more than 3% of an ETF's outstanding shares unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Fund, and (ii) the ETF and the Fund take appropriate steps to comply with any condition in such order.

TEMPORARY DEFENSIVE MEASURES. Money market instruments may be purchased by the Funds for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily in:

(1) Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings Ltd. ("Fitch"), or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), or which have an equivalent rating by any other NRSRO, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(2) Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Fitch or Aaa, Aa or A by Moody's, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody's or have an equivalent rating by any other NRSRO.

Although  the  Fund  normally  invests   substantially  all  of  its  assets  in
obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Adviser will seek to invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which are subject to the personal income taxes of Alabama.

The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.

With respect to those municipal obligations which are not rated by an NRSRO, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

TEMPORARY DEFENSIVE MEASURES. As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Bond Fund may be held in cash or invested in taxable short-term obligations. These may include:

(1) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(2) Commercial paper which is rated A-1 or A-2 by S&P or Fitch, or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets
      (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

THE GOVERNMENT STREET EQUITY FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEARS ENDED MARCH 31,
                                            --------------------------------------------------------------
                                               2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    48.37   $    52.42   $    47.11   $    46.10   $    34.13
                                            ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income .................         0.57         0.48         0.50         0.50         0.32
  Net realized and unrealized
    gains (losses) on investments .......        (2.12)        2.90         5.31         1.01        11.97
                                            ----------   ----------   ----------   ----------   ----------
Total from investment operations ........        (1.55)        3.38         5.81         1.51        12.29
                                            ----------   ----------   ----------   ----------   ----------
Less distributions:
  Dividends from net investment income ..        (0.57)       (0.48)       (0.50)       (0.50)       (0.32)
  Distributions from net realized gains .        (1.31)       (6.95)          --           --           --
  Return of capital .....................        (0.18)          --           --           --           --
                                            ----------   ----------   ----------   ----------   ----------
Total distributions .....................        (2.06)       (7.43)       (0.50)       (0.50)       (0.32)
                                            ----------   ----------   ----------   ----------   ----------

Net asset value at end of year ..........   $    44.76   $    48.37   $    52.42   $    47.11   $    46.10
                                            ==========   ==========   ==========   ==========   ==========

Total return (a) ........................       (3.51%)       7.04%       12.39%        3.27%       36.09%
                                            ==========   ==========   ==========   ==========   ==========

Net assets at end of year (000's) .......   $   67,267   $   87,757   $  107,243   $  132,922   $  129,719
                                            ==========   ==========   ==========   ==========   ==========

Ratio of expenses to average net assets .        0.84%        0.84%        0.78%        0.76%        0.79%

Ratio of net investment income
  to average net assets .................        1.12%        0.96%        0.95%        1.08%        0.77%

Portfolio turnover rate .................          12%          15%          17%          13%          15%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                                                   PERIOD
                                                          YEARS ENDED MARCH 31,                     ENDED
                                            -------------------------------------------------      MARCH 31,
                                               2008         2007         2006         2005          2004(a)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    13.13   $    13.71   $    11.30   $    10.33     $    10.00
                                            ----------   ----------   ----------   ----------     ----------

Income (loss) from investment operations:
  Net investment income .................         0.03         0.04         0.05         0.01           0.01
  Net realized and unrealized
    gains (losses) on investments .......        (0.53)        0.45         2.38         0.97           0.68
                                            ----------   ----------   ----------   ----------     ----------
Total from investment operations ........        (0.50)        0.49         2.43         0.98           0.69
                                            ----------   ----------   ----------   ----------     ----------

Less distributions:
  Dividends from net investment income ..        (0.05)       (0.05)       (0.02)       (0.01)         (0.01)
  Distributions from net realized gains .        (0.30)       (1.02)          --        (0.00)(b)      (0.35)
                                            ----------   ----------   ----------   ----------     ----------
Total distributions .....................        (0.35)       (1.07)       (0.02)       (0.01)         (0.36)
                                            ----------   ----------   ----------   ----------     ----------

Net asset value at end of period ........   $    12.28   $    13.13   $    13.71   $    11.30     $    10.33
                                            ==========   ==========   ==========   ==========     ==========

Total return (c) ........................       (3.99%)       3.83%       21.51%        9.47%          6.83%(d)
                                            ==========   ==========   ==========   ==========     ==========

Net assets at end of period (000's) .....   $   31,424   $   33,961   $   37,619   $   32,025     $   19,227
                                            ==========   ==========   ==========   ==========     ==========

Ratio of net expenses to
  average net assets (e) .. .............        1.10%        1.10%        1.10%        1.10%          1.09%(f)

Ratio of net investment income
  to average net assets .................        0.25%        0.26%        0.37%        0.14%          0.11%(f)

Portfolio turnover rate .................          11%          11%          28%           6%           177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.12%, 1.12%, 1.11%, 1.23% and 1.71%(f) for the periods ended March 31, 2008, 2007,
      2006, 2005 and 2004, respectively.

(f)   Annualized.

THE ALABAMA TAX FREE BOND FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEARS ENDED MARCH 31,
                                            --------------------------------------------------------------
                                               2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    10.39   $    10.40   $    10.55   $    10.90   $    10.89
                                            ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income .................         0.36         0.36         0.34         0.35         0.35
  Net realized and unrealized
    gains (losses) on investments .......         0.12        (0.01)       (0.15)       (0.36)        0.01
                                            ----------   ----------   ----------   ----------   ----------
Total from investment operations ........         0.48         0.35         0.19        (0.01)        0.36
                                            ----------   ----------   ----------   ----------   ----------
Less distributions:
  Dividends from net investment income ..        (0.36)       (0.36)       (0.34)       (0.34)       (0.35)
  Distributions from net realized gains .        (0.01)          --           --           --           --
                                            ----------   ----------   ----------   ----------   ----------
Total distributions .....................        (0.37)       (0.36)       (0.34)       (0.34)       (0.35)
                                            ----------   ----------   ----------   ----------   ----------

Net asset value at end of year ..........   $    10.50   $    10.39   $    10.40   $    10.55   $    10.90
                                            ==========   ==========   ==========   ==========   ==========

Total return (a) ........................        4.66%        3.38%        1.80%       (0.06%)       3.40%
                                            ==========   ==========   ==========   ==========   ==========

Net assets at end of year (000's) .......   $   25,426   $   25,968   $   26,182   $   34,525   $   38,702
                                            ==========   ==========   ==========   ==========   ==========

Ratio of net expenses to
  average net assets (b) .. .............        0.65%        0.65%        0.65%        0.65%        0.65%

Ratio of net investment income
  to average net assets .................        3.46%        3.44%        3.25%        3.21%        3.26%

Portfolio turnover rate .................           6%          15%           5%           4%          10%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.76%, 0.73%, 0.69%, and 0.68% for the years ended March 31, 2008, 2007, 2006,
      2005 and 2004, respectively.

                      This page intentionally left blank.

================================================================================

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1125   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1125

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website www.leavellinvestments.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================

================================================================================

                                       THE
                                    JAMESTOWN
                                      FUNDS

                              NO-LOAD MUTUAL FUNDS


                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                                   PROSPECTUS


                                 AUGUST 1, 2008


                               INVESTMENT ADVISOR
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
================================================================================
Risk/Return Summary.........................................................   3
Synopsis of Costs and Expenses..............................................  13
Additional Investment Information ..........................................  14
How to Purchase Shares......................................................  24
How to Redeem Shares........................................................  27
How Net Asset Value is Determined...........................................  30
Management of the Funds.....................................................  31
Dividends, Distributions and Taxes..........................................  33
Financial Highlights........................................................  36
Customer Privacy Policy.....................................................  43
For Additional Information........................................... back cover

--------------------------------------------------------------------------------
THE JAMESTOWN FUNDS                           BOARD OF TRUSTEES
                                              Austin Brockenbrough, III
INVESTMENT ADVISOR                            John T. Bruce
Lowe, Brockenbrough & Co., Inc.               Charles M. Caravati, Jr.
1802 Bayberry Court, Suite 400                Robert S. Harris
Richmond, Virginia 23226                      J. Finley Lee, Jr.
www.jamestownfunds.com                        Richard L. Morrill
                                              Harris V. Morrissette
SUB-ADVISOR:                                  Samuel B. Witt, III
THE JAMESTOWN INTERNATIONAL
  EQUITY FUND                                 PORTFOLIO MANAGERS
Oechsle International Advisors, LLC
One International Place                       THE JAMESTOWN BALANCED FUND
Boston, Massachusetts 02110                      Charles M. Caravati, III, CFA
                                                 Lawrence B. Whitlock, Jr., CFA
ADMINISTRATOR                                    Joseph A. Jennings, III, CFA
Ultimus Fund Solutions, LLC
P.O. Box 46707                                THE JAMESTOWN EQUITY FUND
Cincinnati, Ohio 45246-0707                      Charles M. Caravati, III, CFA
(Toll-Free) 1-866-738-1126                       Lawrence B. Whitlock, Jr., CFA

INDEPENDENT REGISTERED PUBLIC                 THE JAMESTOWN SELECT FUND
ACCOUNTING FIRM                                  Charles M. Caravati, III, CFA
Ernst & Young LLP                                Lawrence B. Whitlock, Jr., CFA
312 Walnut Street, Suite 1900                    Peter L. Gibbes, CFA, CFP
Cincinnati, Ohio 45202                           Austin Brokenbrough, IV, CFA

LEGAL COUNSEL                                 THE JAMESTOWN INTERNATIONAL
Sullivan & Worcester LLP                        EQUITY FUND
One Post Office Square                           L. Sean Roche, CFA
Boston, Massachusetts 02109
                                              THE JAMESTOWN TAX EXEMPT
                                                VIRGINIA FUND
                                                 Joseph A. Jennings, III, CFA

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read this Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

THE JAMESTOWN BALANCED FUND'S investment objectives are long-term growth of capital and income through investment in a portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

THE JAMESTOWN EQUITY FUND'S investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks and other equity securities. Current income is incidental to this objective and may not be significant.

THE JAMESTOWN SELECT FUND'S investment objective is long-term growth of capital through investment in a diversified portfolio comprised primarily of common stocks. Current income is incidental to this objective and may not be significant.

THE JAMESTOWN INTERNATIONAL EQUITY FUND'S investment objective is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND'S investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

JAMESTOWN BALANCED FUND
The percentage of assets of the Balanced Fund invested in equity securities and fixed income securities will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility. The Fund will invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. Fixed income securities, including corporate debt obligations, U.S. Government securities and mortgage-related and other asset-backed securities, are acquired for income and secondarily for capital appreciation.

JAMESTOWN EQUITY FUND
The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. The Fund will invest in a variety of companies, industries and economic sectors. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

JAMESTOWN SELECT FUND
The Advisor seeks to achieve the Select Fund's objective through investment in a diversified portfolio composed of common stocks. The Advisor utilizes a multi-factor screening process and systematic buy and sell disciplines to construct the Fund's portfolio. In selecting investments for the Fund, the Advisor selects individual companies based on their investment attributes rather than focusing initially on sectors or industries to determine investment decisions. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics (including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios) and actively seeks to gain exposure to the stocks with the highest rankings in the Advisor's screening process. The Advisor applies its multi-factor screening process to a defined universe of approximately 550 large capitalization stocks, comprised of the stocks included within the S&P 500 Index and the 50 largest capitalization stocks included within the S&P 400 MidCap Index. The Fund will invest in a variety of companies, industries and economic sectors. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

JAMESTOWN INTERNATIONAL EQUITY FUND

The International Equity Fund will establish concentrated positions in countries and regions that look most attractive. The Fund seeks a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equity securities. The country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. The Fund will focus on both country and stock selection and may invest in companies of all market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of issuers located outside the United States, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund will seek to control risk by diversifying its assets among 12 or more countries, and may purchase forward currency exchange contracts to hedge against anticipated currency fluctuations.

JAMESTOWN TAX EXEMPT VIRGINIA FUND
At least 80% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. The foregoing policies may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 10 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 90% of its portfolio in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

JAMESTOWN BALANCED FUND
The value of the portion of the  Balanced  Fund's  portfolio  invested in equity securities will fluctuate in response to stock market movements. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The value of the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. There is a risk that you could lose money by investing in the Fund.

The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

JAMESTOWN EQUITY FUND
The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN SELECT FUND
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

The Fund's investment strategies may result in high portfolio turnover. This may increase the Fund's brokerage commission costs, which would reduce performance. High portfolio turnover also exposes the Fund to a higher current realization of short-term capital gains which, when distributed, could cause shareholders to pay higher taxes.

JAMESTOWN INTERNATIONAL EQUITY FUND
The return on and value of an investment in the International Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value in response to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio, or to economic circumstances or other factors in the countries in which the Fund has invested. The Fund's method of security selection may not be successful and the Fund may underperform other equity market segments or the equity market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

Investments in securities of foreign issuers involve somewhat different investment risks from those affecting securities of domestic issuers. In addition to overall stock market risk and credit risks relative to specific issuers, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid and more volatile than securities of U.S. companies.

JAMESTOWN TAX EXEMPT VIRGINIA FUND
Since the Tax Exempt Virginia Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years (or, if shorter, the period of a Fund's operations) compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                             JAMESTOWN BALANCED FUND

                              [BAR CHART OMITTED]

18.27%  11.47%   0.85%  -11.28%  -10.41%  16.42%  6.89%  5.00%   8.15%   10.90%
------  ------  ------  -------  -------  ------  -----  -----  ------   ------
 1998    1999    2000     2001     2002    2003   2004   2005    2006     2007

During the periods shown in the bar chart, the highest return for a quarter was 16.58% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.49% during the quarter ended September 30, 2001.

The Fund's 2008 year-to-date return through June 30, 2008 is -5.19%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                              JAMESTOWN EQUITY FUND

                               [BAR CHART OMITTED]

23.97%  16.65%  -1.71%  -19.78%  -20.90%  23.66%  9.10%  6.72%   9.98%   13.62%
------  ------  ------  -------  -------  ------  -----  -----  ------   ------
 1998    1999    2000     2001     2002    2003   2004   2005    2006     2007

During the periods shown in the bar chart, the highest return for a quarter was 26.90% during the quarter ended December 31, 1998 and the lowest return for a quarter was -16.33% during the quarter ended September 30, 2001.

The Fund's 2008 year-to-date return through June 30, 2008 is -8.57%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                              JAMESTOWN SELECT FUND

                               [BAR CHART OMITTED]

                                     12.41%
                                     ------
                                      2007

During the period shown in the bar chart, the highest return for a quarter was 4.93% during the quarter ended June 30, 2007 and the lowest return for a quarter was 0.63% during the quarter ended December 31, 2007.

The Fund's 2008 year-to-date return through June 30, 2008 is -9.41%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       JAMESTOWN INTERNATIONAL EQUITY FUND

                               [BAR CHART OMITTED]

23.95%  39.61%  -20.41% -27.27% -20.18%  29.78%   16.59%  12.83%  20.77%  5.41%
------  ------  ------  ------  -------  -------  ------  ------  ------  -----
 1998    1999    2000    2001    2002     2003     2004    2005    2006    2007

During the periods shown in the bar chart, the highest return for a quarter was 23.70% during the quarter ended December 31, 1999 and the lowest return for a quarter was -21.45% during the quarter ended September 30, 2002.

The Fund's 2008 year-to-date return through June 30, 2008 is -8.89%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       JAMESTOWN TAX EXEMPT VIRGINIA FUND

                               [BAR CHART OMITTED]

 5.40%  -1.74%   8.99%    4.44%   8.33%    3.32%  2.14%  1.06%   2.93%   3.88%
------  ------  ------  -------  -------  ------  -----  -----  ------  ------
 1998    1999    2000     2001     2002    2003   2004   2005    2006    2007

During the periods shown in the bar chart, the highest return for a quarter was 4.15% during the quarter ended September 30, 2002 and the lowest return for a quarter was -1.96% during the quarter ended June 30, 2004.

The Fund's 2008 year-to-date return through June 30, 2008 is 0.63%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

The tables below show how each Fund's average annual total returns compare with those of a broad measure of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


JAMESTOWN BALANCED FUND
                                                        1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
Return Before Taxes .............................       10.90%        9.40%        5.18%
Return After Taxes on Distributions .............        8.00%        7.73%        3.69%
Return After Taxes on Distributions
     and Sale of Fund Shares ....................        9.28%        7.66%        3.87%

Standard & Poor's 500 Index(1) (reflects no
     deduction for fees, expenses, or taxes) ....        5.49%       12.83%        5.91%

60% S&P 500 Index/40% Lehman Brothers
     Intermediate U.S. Government/Credit Index(2)
     (reflects no deduction for fees, expenses
     or taxes) ..................................        6.08%        9.55%        6.36%

Lipper Balanced Fund Index(3)(reflects no
     deduction for taxes) .......................        6.53%       10.33%        6.14%

JAMESTOWN EQUITY FUND
                                                        1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
Return Before Taxes .............................       13.62%       12.46%        4.96%
Return After Taxes on Distributions .............       11.92%       11.40%        4.19%
Return After Taxes on Distributions
     and Sale of Fund Shares ....................       10.57%       10.72%        4.11%

Standard & Poor's 500 Index(1) (reflects no
     deduction for fees, expenses, or taxes) ....        5.49%       12.83%        5.91%

JAMESTOWN SELECT FUND                                              SINCE INCEPTION
                                                        1 YEAR    (OCTOBER 31, 2006)
-----------------------------------------------------------------------------------------
Return Before Taxes..............................       12.41%          14.65%
Return After Taxes on Distributions..............       12.37%          14.60%
Return After Taxes on Distributions
     and Sale of Fund Shares.....................        8.11%          12.47%

Standard & Poor's 500 Index(1) (reflects no
     deduction for fees, expenses, or taxes).....        5.49%           7.67%

JAMESTOWN INTERNATIONAL EQUITY FUND
                                                        1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
Return Before Taxes .............................        5.41%       16.80%        5.68%
Return After Taxes on Distributions .............        5.30%       16.63%        5.11%
Return After Taxes on Distributions
     and Sale of Fund Shares ....................        3.67%       14.79%        4.74%

 Morgan Stanley Europe, Australia and
     Far East ("EAFE") Index(4) (reflects no
     deduction for fees, expenses, or taxes) ....       11.17%       21.59%        8.66%

JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                                        1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
Return Before Taxes .............................        3.88%        2.66%        3.83%
Return After Taxes on Distributions .............        3.87%        2.66%        3.83%
Return After Taxes on Distributions
     and Sale of Fund Shares ....................        3.80%        2.79%        3.84%

Lehman 5-Year Municipal Bond Index(5)
     (reflects no deduction for fees,
     expenses, or taxes) ........................        5.15%        3.25%        4.57%

(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

(2) The 60% S&P 500 Index / 40% Lehman Brothers Intermediate U.S. Government/Credit Index is a blended index consisting of 60% of the S&P 500 Index (an unmanaged index of prices of 500 U.S. common stocks) and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index (a market value weighted benchmark that includes U.S. Government and all investment grade corporate fixed-rate debt issues with maturities between 1 and 10 years).

(3) The Lipper Balanced Fund Index is an average of the returns of balanced mutual funds tracked by Lipper.

(4) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.

(5) The Lehman 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because The Jamestown Tax Exempt Virginia Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):

                                                                         INTERNATIONAL  TAX EXEMPT
                                           BALANCED    EQUITY   SELECT      EQUITY       VIRGINIA
                                             FUND       FUND     FUND        FUND          FUND
--------------------------------------------------------------------------------------------------
Sales Charge Imposed on Purchases.....       None       None     None        None          None
Contingent Deferred Sales Charge......       None       None     None        None          None
Sales Charge Imposed on
  Reinvested Dividends................       None       None     None        None          None
Redemption Fee (as a percentage of
  the amount redeemed)................       None       None     None         2%*          None
Exchange Fee..........................       None       None     None        None          None

* The redemption fee is imposed only on redemption of shares within 90 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                         INTERNATIONAL  TAX EXEMPT
                                           BALANCED    EQUITY   SELECT      EQUITY       VIRGINIA
                                             FUND       FUND     FUND        FUND          FUND
--------------------------------------------------------------------------------------------------
Management Fees.......................       0.65%      0.65%    0.75%       1.00%         0.40%
Administrator's Fees..................       0.14%      0.14%    0.20%       0.21%         0.15%
Other Expenses........................       0.22%      0.20%    0.29%       0.67%         0.22%
                                            ------     ------   ------      ------        ------
Total Annual Fund Operating Expenses..       1.01%      0.99%    1.24%       1.88%(1)      0.77%(1)
                                            ======     ======   ======      ======        ======

(1) The Advisor currently intends to waive management fees to the extent necessary to limit Total Annual Fund Operating Expenses of the International Equity Fund and the Tax Exempt Virginia Fund to 1.44% and 0.69%, respectively, of average net assets. The Advisor reserves the right to terminate these waivers at any time in the Advisor's sole discretion.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                         INTERNATIONAL  TAX EXEMPT
                                           BALANCED    EQUITY   SELECT      EQUITY       VIRGINIA
                                             FUND       FUND     FUND        FUND          FUND
--------------------------------------------------------------------------------------------------
1 Year ...............................      $  103     $  101   $  126      $  191        $   79
3 Years...............................         322        315      393         591           246
5 Years...............................         558        547      681       1,016           428
10 Years..............................       1,236      1,213    1,500       2,201           954

See the Financial Highlights tables concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

ADDITIONAL INVESTMENT INFORMATION
================================================================================

The investment objectives of THE JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of THE JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks and other equity securities. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN SELECT FUND is long-term growth of capital through investment in a diversified portfolio comprised primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.

The investment objectives of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

                          EQUITY FUND AND BALANCED FUND

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions, earnings surprises and earnings stability. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. The Advisor uses these selections to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes. An equity security may be sold when it no longer meets the Advisor's investment criteria, when there are more attractive investment opportunities, or when the fundamentals of the issuer's business or general market conditions have changed.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include U.S. Government securities and corporate debt obligations. U.S. Government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. Securities issued by agencies of the U.S. Government may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings Ltd. ("Fitch") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's, S&P or Fitch rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds
("Treasuries"). When the yield "spread" between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate. A fixed-income security may be sold due to changes in market conditions, interest rates, fiscal policies or the Advisor's market outlook.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to the types of securities described above, the Advisor also invests the Fund's assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between equity securities and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equity securities and fixed income securities, the Advisor uses a proprietary equity risk model. This model looks at the valuation of equities in absolute terms and relative to fixed income yields, interest rates, inflation, economic growth and sentiment measures.

While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 Index is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the equity and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and a significant portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some securities may not appreciate in value as expected. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities.

The value of a fixed income security is also dependent on its maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. The value of a fixed income security is also dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could cause an issuer to fail to pay its principal and interest when due. Corporate debt obligations rated less than A may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Balanced Fund or to the Fund's shares.

                                   SELECT FUND

The Select Fund's investment strategy is based on the premise that fundamental earnings characteristics drive stock prices over longer periods of time. In the Advisor's opinion, stocks with attractive earnings profiles purchased at reasonable valuations should produce superior investment returns. In selecting investments for the Fund, the Advisor uses an investment process of selecting individual companies based on their investment attributes rather than focusing initially on sectors or industries to determine investment decisions.

In carrying out the Fund's investment strategy the Advisor utilizes a multi-factor screening process and systematic buy and sell disciplines to construct the Fund's portfolio. The process emphasizes securities with the most compelling earnings and valuation profiles and actively seeks to gain exposure to the stocks with the highest rankings in the Advisor's screening process.

The Advisor applies its multi-factor screening process to a defined universe of approximately 550 large capitalization stocks, comprised of the stocks included within the S&P 500 Index and the 50 largest capitalization stocks included within the S&P 400 MidCap Index. Each stock within this universe is screened by the Advisor and assigned a ranking based upon a variety of earnings and valuation characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios.

Once rankings have been established, the Advisor constructs the Fund's portfolio by generally purchasing for the Fund those securities with the highest rankings in the defined universe. The Fund is well diversified, typically invested in 65 to 75 stocks, resulting in an average position size of approximately 1% to 2% of the Fund's net assets. In addition, the Advisor, where possible, attempts to reduce volatility through broad sector diversification of securities with the highest rankings.

Stocks in the Fund's portfolio are regularly reviewed and assigned updated rankings by the Advisor. As a stock's ranking changes, it may no longer satisfy the Advisor's investment criteria. Generally, if a stock's ranking falls into the bottom 50% of the universe, it will be sold by the Fund. However, the Advisor maintains the authority, in its sole discretion, to continue to hold or to acquire a stock, regardless of the ranking assigned by the Advisor to such stock.

RISK CONSIDERATIONS. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

The Fund's investment strategies may result in high portfolio turnover. This may increase the Fund's brokerage commission costs, which would reduce performance. High portfolio turnover also exposes the Fund to a higher current realization of short-term capital gains which, when distributed, could cause shareholders to pay higher taxes.

                            INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of issuers located in 12 or more foreign countries. The Fund invests primarily in developed countries but may invest in emerging market countries. As a defensive measure, the Fund may hedge up to 50% of the value of its investments in international markets by investing in forward currency exchange contracts in an effort to modify the effects of currency fluctuations.

The sub-advisor, Oechsle International Advisors, LLC ("Oechsle"), combines top-down country evaluation with bottom-up stock selection to uncover inefficiencies within and between international equity markets of developed and emerging market countries in pursuit of opportunities for incremental return. Oechsle focuses on an investment horizon of approximately one to two years, where, in its judgment, the greatest undervalued earnings opportunities occur and aims to transform them into substantial returns (although favorable results cannot be assured). Oechsle is guided by fundamental research to identify individual company investment opportunities and broader country, currency and sector opportunities.

Country, currency, sector and security allocations are refined in meetings of the investment team. Using significant overweighting/underweighting of markets identified as fundamentally attractive or unattractive, the investment team identifies opportunities representing marketable securities in which Oechsle has strong conviction while seeking to spread the risk through broad diversification, typically by investing in 12 or more non-U.S. markets.

Oechsle believes that the key to stock selection is the focus on individual company developments and fundamental characteristics that are not currently anticipated by the market. Fundamental characteristics are used to evaluate the risk-adjusted return potential for individual companies. The assumptions for the company being analyzed are compared to market expectations and presented to the investment team for review and the development of consensus as to which securities appear appropriate and represent attractive investment prospects. A security may be sold when its anticipated price appreciation has been achieved or is no longer probable, when it no longer meets Oechsle's investment criteria, when there are more attractive investment opportunities, or when the fundamentals of the issuer's business or general market conditions have changed.

When Oechsle believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may hedge a portion or all of the anticipated risk entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts may have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in rates.

RISK CONSIDERATIONS. In purchasing equity securities, the Fund is subject to the risk that stock prices will fall over short or even extended periods of time. The value of the Fund's securities may fluctuate from day to day, sometimes significantly. Individual companies may report poor results or be negatively affected by industry or other economic trends or developments. These factors contribute to price volatility. The Fund is also subject to the risk that its market segment, foreign common stocks, may underperform other equity market segments or the equity market as a whole.

Investing in foreign securities involves considerations and risks not typically involved in investing in securities of companies domiciled and operating in the United States. Political, social and economic events unique to a country or region, as well as broader international events, may impact those markets and their issuers. Financial reporting practices and policies may differ from the U.S. and result in less information or information that is not consistent with U.S. accounting, auditing and financial reporting standards. Other risk factors include changes in governmental administration or economic, monetary or other policy, such as tax policy, in a foreign nation or in the U.S., that affect foreign investment.

CURRENCY RISK. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in forward currency exchange contracts, but there can be no assurance that such strategies will be effective.

MARKET RISK. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS RISK. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by economic conditions within countries with which they trade or by trade barriers, managed adjustments in relative currency values, and protectionist measures applied internally or imposed by the countries with which they trade.

                            TAX EXEMPT VIRGINIA FUND

The Tax Exempt Virginia Fund is designed to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The Fund will maintain at least 80% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

Although the Advisor intends to invest virtually all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations, the Advisor will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below. A security may be sold due to changes in market conditions or the Advisor's market outlook.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 10 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on the current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT QUALITY. The Fund intends to limit its portfolio purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics of the four highest ratings categories described by any of the nationally recognized statistical rating organizations ("NRSROs") - Moody's, S&P or Fitch. For S&P and Fitch those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.

At least 90% of the Fund's portfolio will be rated at least A by one of the NRSROs. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 90% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P or Fitch or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors in establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including: general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or tax-exempt floating rate notes, or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or Fitch or P-1 or P-2 by Moody's.

RISK CONSIDERATIONS. Because of its concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than a comparable municipal bond fund that is not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the value of the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified fund.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1126, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Funds' Account Application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR  MAIL  ORDERS.   Please  complete  and  sign  the  Account   Application
accompanying this Prospectus, enclose your check made payable to the appropriate Fund, and mail it to:

                  The Jamestown Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1126 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                  US Bank, N.A.
                  ABA# 042000013
                  For The Jamestown Funds #0199456716
                  For [Name of Fund]
                  For [Shareholder name and account number or tax
                      identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1126 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Trustees has implemented a 2% redemption fee on redemptions within 90 days of purchase for the International Equity Fund. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action), upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1126 or write to the address shown below.

Your request should be addressed to:

                  The Jamestown Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase shares by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person. You can have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House ("ACH") transaction ($100 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

REDEMPTION FEE (Jamestown International Equity Fund only). The International Equity Fund imposes a redemption fee on certain shareholder accounts equal to 2% of the dollar value of the shares redeemed, payable to the Fund, on any redemption of shares within 90 days of the date of purchase. No redemption fee will be imposed to the extent that the value of the shares redeemed does not exceed the current value of shares purchased more than 90 days prior to redemption plus the current value of shares acquired through reinvestment of dividends or capital gains distributions.

The International Equity Fund does not impose the redemption fee on accounts of qualified tax-deferred retirement plans subject to ERISA.

In determining whether a redemption fee is applicable to a particular redemption, it will be assumed that the redemption is made first from amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then, from amounts representing shares purchased more than 90 days prior to redemption; and finally, from amounts representing shares purchased within 90 days prior to the redemption. With respect to any shares which are redeemed within 90 days of the date of purchase (and thus are subject to the redemption fee), the redemption fee will not be assessed on the portion of such shares' NAV representing an increase in value above the amount paid for such shares.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

REDEMPTIONS IN KIND. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only when circumstances exist which would, in the opinion of the Advisor, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the Exchange is not open for business. As a result, the NAV per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the International Equity Fund are generally priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available or whose valuations are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc. (the "Advisor") provides the Balanced Fund, the Equity Fund, the Select Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.

BALANCED FUND--Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing that portion of the Balanced Fund invested in equity securities and have acted in this capacity since January 2002. Mr. Caravati is Chief Investment Officer and a Managing Director of the Advisor and has been with the firm since 1992. Mr. Whitlock has been a Managing Director of the Advisor since 1993. Joseph A. Jennings, III, CFA is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Mr. Jennings has been a Portfolio Manager with the Advisor since 1999.

Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% on assets over $500 million.

EQUITY FUND--Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing the portfolio of the Equity Fund and have acted in this capacity since January 2002.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $500 million; and 0.55% on assets over $500 million.

SELECT FUND--Charles M. Caravati, III, CFA, Lawrence B. Whitlock, Jr., CFA, Peter L. Gibbes, CFA/CFP and Austin Brockenbrough, IV, CFA are primarily responsible for managing the portfolio of the Select Fund and have acted in this capacity since the Fund's inception. Mr. Gibbes joined the Advisor in 1987 and is Manager of Quantitative Analysis, responsible for the Advisor's computer-based research. Mr. Brockenbrough joined the Advisor in 1998 and is a Managing Director of the Advisor, primarily responsible for portfolio management.

Compensation of the Advisor with respect to the Select Fund is at the annual rate of 0.75% of the Fund's average daily net assets.

INTERNATIONAL EQUITY FUND--Compensation of the Advisor with respect to the International Equity Fund is at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.44% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.44% of its average daily net assets.

Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, LLC ("Oechsle") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor. Oechsle is also responsible for the selection of broker-dealers through which the International Equity Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees.

As of June 30, 2008, Oechsle managed more than $10 billion in assets. Oechsle uses a team approach to manage the International Equity Fund. All of Oechsle's portfolio managers and research analysts are members of the investment team. The investment team develops a broad investment strategy, establishes a framework of country allocations and contributes individual stock ideas. Since September 2004, the Portfolio Manager primarily responsible for overseeing Oechsle's management of the International Equity Fund is L. Sean Roche. Mr. Roche has been employed by Oechsle since 1986 and is a Managing Principal of the firm as well as its Chief Investment Officer. Oechsle's address is One International Place, Boston, Massachusetts 02110.

Compensation of Oechsle is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).

TAX EXEMPT VIRGINIA FUND--Joseph A. Jennings, III, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since July 2005. Mr. Jennings has been a Portfolio Manager with the Advisor since 1999.

Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.40% on the first $250 million; 0.35% on the next $250 million; and 0.30% on assets over $500 million. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.69% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.69% of its average daily net assets.

FOR  MORE   INFORMATION--The   Statement  of  Additional   Information  provides
additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of the Funds.

For a discussion of the factors considered by the Board of Trustees in its approval of the Funds' Investment Advisory Agreements and the Sub-Advisory Agreement with Oechsle, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2008.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of the Balanced Fund, the Equity Fund, the Select Fund and the International Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 28% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of a Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Balanced Fund, the Equity Fund, the Select Fund and the International Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

INTERNATIONAL EQUITY FUND--Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

TAX-EXEMPT VIRGINIA FUND--Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consist of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for the calendar year, including the portion exempt from federal income tax as "exempt-interest dividends"; the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Virginia tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                           THE JAMESTOWN BALANCED FUND

                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                   ------------------------------------------------------------------
                                                      2008          2007          2006          2005          2004
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........    $    14.53    $    14.97    $    14.92    $    15.40    $    13.76
                                                   ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income .......................          0.26          0.27          0.26          0.29          0.27
  Net realized and unrealized gains
     on investments ...........................          0.27          0.69          1.06          0.14          2.48
                                                   ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............          0.53          0.96          1.32          0.43          2.75
                                                   ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ........         (0.28)        (0.29)        (0.27)        (0.30)        (0.29)
  Distributions from net realized gains. ......         (1.83)        (1.11)        (1.00)        (0.61)        (0.82)
                                                   ----------    ----------    ----------    ----------    ----------
Total distributions ...........................         (2.11)        (1.40)        (1.27)        (0.91)        (1.11)
                                                   ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................    $    12.95    $    14.53    $    14.97    $    14.92    $    15.40
                                                   ==========    ==========    ==========    ==========    ==========

Total return (a) ..............................         2.97%         6.57%         9.14%         2.83%        20.29%
                                                   ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............    $   32,058    $   45,460    $   56,879    $   62,235    $   63,838
                                                   ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .         1.01%         0.94%         0.93%         0.92%         0.91%

Ratio of net expenses to average net assets (b)         0.95%         0.89%         0.89%         0.88%         0.88%

Ratio of net investment income to
  average net assets ..........................         1.71%         1.80%         1.72%         1.87%         1.77%

Portfolio turnover rate .......................           30%           40%           49%           29%           36%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                            THE JAMESTOWN EQUITY FUND

                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                   ------------------------------------------------------------------
                                                      2008          2007          2006          2005          2004
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........    $    18.12    $    18.45    $    17.69    $    18.28    $    14.47
                                                   ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income .......................          0.08          0.10          0.07          0.12          0.05
  Net realized and unrealized gains
     on investments ...........................          0.20          1.15          2.11          0.65          4.30
                                                   ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............          0.28          1.25          2.18          0.77          4.35
                                                   ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ........         (0.08)        (0.10)        (0.07)        (0.12)        (0.05)
  Distributions from net realized gains .......         (1.50)        (1.48)        (1.35)        (1.24)        (0.49)
  Return of capital ...........................         (0.14)           --            --            --            --
                                                   ----------    ----------    ----------    ----------    ----------
Total distributions ...........................         (1.72)        (1.58)        (1.42)        (1.36)        (0.54)
                                                   ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................    $    16.68    $    18.12    $    18.45    $    17.69    $    18.28
                                                   ==========    ==========    ==========    ==========    ==========

Total return(a) ...............................         0.94%         6.92%        12.69%         4.34%        30.10%
                                                   ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............    $   32,317    $   37,128    $   42,770    $   42,253    $   50,187
                                                   ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .         0.99%         0.97%         0.97%         0.95%         0.94%

Ratio of net expenses to average net assets(b)          0.95%         0.91%         0.92%         0.90%         0.88%

Ratio of net investment income
   to average net assets ......................         0.38%         0.52%         0.36%         0.63%         0.27%

Portfolio turnover rate .......................           46%           53%           60%           34%           52%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                            THE JAMESTOWN SELECT FUND

   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------
                                                                   YEAR         PERIOD
                                                                   ENDED         ENDED
                                                                 MARCH 31,     MARCH 31,
                                                                   2008        2007 (a)
----------------------------------------------------------------------------------------
Net asset value at beginning of period .....................    $    10.74    $    10.00
                                                                ----------    ----------

Income (loss) from investment operations:
   Net investment income (loss) ............................         (0.00)(c)      0.01
   Net realized and unrealized gains (losses) on investments         (0.33)         0.75
                                                                ----------    ----------
Total from investment operations ...........................         (0.33)         0.76
                                                                ----------    ----------
Less distributions:
   Dividends from net investment income ....................            --         (0.02)
   Dividends from net realized gains .......................         (0.02)           --
                                                                ----------    ----------
Total distributions ........................................         (0.02)        (0.02)
                                                                ----------    ----------

Net asset value at end of period ...........................    $    10.39    $    10.74
                                                                ==========    ==========

Total return(b) ............................................        (3.07%)        7.55%(e)
                                                                ==========    ==========

Net assets at end of period (000's) ........................    $   23,535    $   19,209
                                                                ==========    ==========

Ratio of gross expenses to average net assets ..............         1.24%         1.47%(d)

Ratio of net expenses to average net assets ................         1.24%         1.25%(d)

Ratio of net investment income (loss) to average net assets         (0.01%)        0.31%(d)

Portfolio turnover rate ....................................           88%           46%(e)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Represents less than a penny per share.

(d)   Annualized.

(e)   Not annualized.

                       JAMESTOWN INTERNATIONAL EQUITY FUND

                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                   ------------------------------------------------------------------
                                                      2008          2007          2006          2005          2004
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........    $    14.44    $    12.76    $    10.33    $     9.42    $     6.31
                                                   ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .......................          0.12          0.07          0.10          0.08          0.05
  Net realized and unrealized
     gains (losses) on investments
     and foreign currencies ...................         (0.63)         1.69          2.43          0.91          3.12
                                                   ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............         (0.51)         1.76          2.53          0.99          3.17
                                                   ----------    ----------    ----------    ----------    ----------

Less distributions:
  Dividends from net investment income ........         (0.10)        (0.08)        (0.10)        (0.08)        (0.05)
  Distributions from net realized gains .......            --            --            --            --         (0.01)
                                                   ----------    ----------    ----------    ----------    ----------
Total distributions ...........................         (0.10)        (0.08)        (0.10)        (0.08)        (0.06)
                                                   ----------    ----------    ----------    ----------    ----------

Proceeds from redemption fees collected .......            --          0.00(a)       0.00(a)         --          0.00(a)
                                                   ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................    $    13.83    $    14.44    $    12.76    $    10.33    $     9.42
                                                   ==========    ==========    ==========    ==========    ==========

Total return(b) ...............................        (3.56%)       13.86%        24.54%        10.51%        50.22%
                                                   ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............    $   17,646    $   25,990    $   21,600    $   20,266    $   21,158
                                                   ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .         1.88%         1.75%         1.87%         1.92%         1.77%

Ratio of net expenses to average net assets ...         1.44%         1.44%         1.44%         1.43%         1.38%

Ratio of net investment income
  to average net assets .......................         0.87%         0.52%         0.89%         0.78%         0.57%

Portfolio turnover rate .......................           11%           13%           13%          111%           78%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                   ------------------------------------------------------------------
                                                      2008          2007          2006          2005          2004
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........    $    10.06    $    10.05    $    10.22    $    10.57    $    10.56
                                                   ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .......................          0.36          0.37          0.36          0.37          0.37
  Net realized and unrealized gains
     (losses) on investments ..................          0.05          0.01         (0.17)        (0.35)         0.00(a)
                                                   ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............          0.41          0.38          0.19          0.02          0.37
                                                   ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ........         (0.36)        (0.36)        (0.36)        (0.37)        (0.36)
  Distributions from net realized gains .......         (0.01)        (0.01)           --            --            --
                                                   ----------    ----------    ----------    ----------    ----------
Total distributions ...........................         (0.37)        (0.37)        (0.36)        (0.37)        (0.36)
                                                   ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................    $    10.10    $    10.06    $    10.05    $    10.22    $    10.57
                                                   ==========    ==========    ==========    ==========    ==========

Total return(b) ...............................          4.09%         3.85%         1.83%         0.19%         3.61%
                                                   ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............    $   29,093    $   28,981    $   30,421    $   31,559    $   33,602
                                                   ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .          0.77%         0.75%         0.73%         0.72%         0.74%

Ratio of net expenses to average net assets ...          0.69%         0.69%         0.69%         0.69%         0.69%

Ratio of net investment income to
  average net assets ..........................          3.54%         3.66%         3.50%         3.60%         3.46%

Portfolio turnover rate .......................            13%           10%           22%           15%           43%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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                                                                              41

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42

================================================================================

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1126   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================
                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1126

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at www.jamestownfunds.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE DAVENPORT CORE FUND

                                 AUGUST 1, 2008

                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-800-443-4249

                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS..............................2
INVESTMENT LIMITATIONS.........................................................6
TRUSTEES AND OFFICERS..........................................................8
INVESTMENT ADVISER............................................................12
ADMINISTRATOR.................................................................15
DISTRIBUTOR...................................................................16
OTHER SERVICE PROVIDERS.......................................................16
PORTFOLIO SECURITIES AND BROKERAGE............................................17
SPECIAL SHAREHOLDER SERVICES..................................................18
PURCHASE OF SHARES............................................................19
REDEMPTION OF SHARES..........................................................20
NET ASSET VALUE DETERMINATION.................................................21
FUND EXPENSES.................................................................21
ADDITIONAL TAX INFORMATION....................................................21
GENERAL INFORMATION ABOUT THE TRUST...........................................23
CALCULATION OF PERFORMANCE DATA...............................................25
FINANCIAL STATEMENTS AND REPORTS..............................................28
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A).............................29

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Core Fund dated August 1, 2008. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Core Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund may invest up to 25% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. If a change in securities values or net assets results in the Fund having more than 25% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund's holdings to below 25%.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2)
obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Fund. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)   Invest  25% or more of the value of its total  assets in any one  industry
      (except  that  securities  of  the  U.S.  Government,   its  agencies  and
      instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10) Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14)  Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 11, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                        Number of
                                                                                 Principal Occupation(s) During       Portfolios in
                                             Length of        Position(s)               Past 5 Years and              Trust Overseen
         Name, Address and Age              Time Served     Held with Trust     Directorships of Public Companies       by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*Austin Brockenbrough, III (age 71)            Since           Trustee;      President and Managing Director of              11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Corporation (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 54)                        Since           Trustee;      President, Director and member of               11
800 Main Street                            September 1988    President of    Executive Committee of Flippin, Bruce
Lynchburg, Virginia 24504                                    the Flippin,    & Porter, Inc., Lynchburg, Virginia
                                                            Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 71)             Since           Chairman      Retired physician; retired President            11
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

INDEPENDENT TRUSTEES:

Robert S. Harris, Ph. D. (age 58)              Since            Trustee      C. Stewart Sheppard Professor of                11
100 Darden Boulevard                        January 2007                     Business Administration at The Darden
Charlottesville, Virginia 22903                                              Graduate School of Business
                                                                             Administration at the University of
                                                                             Virginia; previously the Dean at The
                                                                             Darden Graduate School; consultant to
                                                                             corporations and government agencies

J. Finley Lee, Jr., Ph.D. (age 68)             Since            Trustee      Financial consultant and the Julian             11
448 Pond Apple Drive North                 September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                        of North Carolina

Richard L. Morrill, Ph.D. (age 69)             Since            Trustee      Chancellor of the University of                 11
G19 Boatwright Library                       March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                     Corporation (plastics manufacturer)
                                                                             and Albemarle Corporation (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 48)                 Since            Trustee      President of China Doll Rice and                11
100 Jacintoport Boulevard                    March 1993                      Beans, Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                      Aviation, Inc. (airplane fueling);
                                                                             Director of BancTrust Financial Group,
                                                                             Inc. (bank holding company) and
                                                                             EnergySouth, Inc.; prior to June 2007,
                                                                             Chief Executive Officer of Marshall
                                                                             Biscuit Co. Inc.

Samuel B. Witt, III (age 72)                   Since            Trustee      Retired Senior Vice President and               11
302 Clovelly Road                          November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                     Associates, Inc. (state government
                                                                             relations); Director of The Swiss
                                                                             Helvetia Fund, Inc. (closed-end
                                                                             investment company)

EXECUTIVE OFFICERS:
John P. Ackerly, IV (age 44)                   Since        Vice President   Senior Vice President of Davenport &
One James Center, 901 E. Cary Street       November 1997        of The       Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                    Davenport Core
                                                                 Fund

Margaret H. Alves (age 36)                     Since          Compliance     Chief Compliance Officer and Director of
150 Government Street                      February 2006    Officer of The   Leavell Investment Management, Inc.,
Mobile, Alabama 36602                                         Government     Mobile, Alabama; prior to April 2006,
                                                             Street Funds    associate attorney with Alford, Clausen  &
                                                                             McDonald, LLC

Joseph L. Antrim, III (age 63)                 Since         President of    Executive Vice President of Davenport &
One James Center, 901 E. Cary Street       November 1997    The Davenport    Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                      Core Fund

Tina H. Bloom (age 39)                         Since            Chief        Vice President of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450               August 2006       Compliance     LLC (the Trust's administrator) and
Cincinnati, Ohio 45246                                         Officer       Ultimus Fund Distributors, LLC (the
                                                                             Trust's principal underwriter)

Austin Brockenbrough, IV (age 39)              Since        Vice President   Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400              August 2006         of The       Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                      Jamestown
                                                             Select Fund

Charles M. Caravati, III (age 42)              Since         President of    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400             January 1996     The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                    Balanced Fund,
                                                            The Jamestown
                                                           Equity Fund and
                                                            The Jamestown
                                                            International
                                                           Equity Fund and
                                                            Vice President
                                                                of The
                                                              Jamestown
                                                             Select Fund

Robert G. Dorsey (age 51)                      Since        Vice President   Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

John M. Flippin (age 66)                       Since        Vice President   Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                              September     of the Flippin,   Lynchburg, Virginia
Lynchburg, Virginia 24504                      1988         Bruce & Porter
                                                                Funds

Peter L. Gibbes (age 51)                       Since        Vice President   Manager of Quantitative Analysis of Lowe,
1802 Bayberry Court, Suite 400              August 2006         of The       Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                      Jamestown      Virginia
                                                             Select Fund

John H. Hanna, IV (age 52)                     Since        Vice President   Vice President, Director and member of
800 Main Street                            February 2007   of the Flippin,   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                   Bruce & Porter   Porter, Inc., Lynchburg, Virginia
                                                                Funds

Timothy S. Healey (age 55)                     Since        Vice President   Executive Vice President, Director and
800 Shades Creek Parkway, Suite 585        January 1995         of The       Chief Investment Officer of Leavell
Birmingham, Alabama 35209                                     Government     Investment Management, Inc., Mobile,
                                                            Street Mid-Cap   Alabama
                                                             Fund and The
                                                             Alabama Tax
                                                            Free Bond Fund

Joseph A. Jennings, III (age 46)               Since         President of    Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400               June 2005      The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                                      Tax Exempt
                                                            Virginia Fund

Thomas W. Leavell (age 65)                     Since         President of    President and Chief Executive Officer of
150 Government Street                      February 2004    The Government   Leavell Investment Management, Inc.,
Mobile, Alabama 36602                                        Street Funds    Mobile, Alabama

David J. Marshall (age 51)                     Since        Vice President   Secretary, Director and member of
800 Main Street                            February 2007   of the Flippin,   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                   Bruce & Porter   Porter, Inc., Lynchburg, Virginia
                                                                Funds

Denise C. Peters (age 52)                      Since          Compliance     First Vice President and Compliance
One James Center, 901 E. Cary Street       February 2007    Officer of The   Officer for Davenport Asset Management
Richmond, Virginia 23219                                    Davenport Core   division of Davenport & Company LLC,
                                                                 Fund        Richmond, Virginia

R. Gregory Porter, III (age 67)                Since        Vice President   Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                              September          of the       Lynchburg, Virginia
Lynchburg, Virginia 24504                      1988         Flippin, Bruce
                                                            & Porter Funds

Page T. Reece (age 51)                         Since          Compliance     Chief Compliance Officer and Director of
1802 Bayberry Court, Suite 400               September      Officer of The   Operations of Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                       2004        Jamestown Funds   Inc., Richmond, Virginia

Teresa L. Sanderson (age 45)                   Since          Compliance     Chief Compliance Officer and a Principal
800 Main Street                              September      Officer of the   of Flippin, Bruce & Porter, Inc.,
Lynchburg, Virginia 24504                      2004         Flippin, Bruce   Lynchburg, Virginia
                                                            & Porter Funds

Mark J. Seger (age 46)                         Since          Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

John F. Splain  (age 51)                       Since          Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

Connie R. Taylor (age 57)                      Since        Vice President   Account Administrator of Lowe,
1802 Bayberry Court, Suite 400              March 1993          of The       Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                      Jamestown      Virginia
                                                            Balanced Fund
                                                               and The
                                                              Jamestown
                                                             Equity Fund

Lawrence B. Whitlock, Jr. (age 60)             Since         President of    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400             February 2002    The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                   Select Fund and
                                                            Vice President
                                                                of The
                                                              Jamestown
                                                            Balanced Fund
                                                               and The
                                                              Jamestown
                                                             Equity Fund

* Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough, III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris,  J. Finley Lee, Jr.,  Richard L. Morrill,  Harris V.  Morrissette and
Samuel B. Witt, III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2008.

      o Governance, Nomination and Compensation Committee is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met two times during the fiscal year ended March 31, 2008. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2008.

      o Ethics Committee is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2008.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2007.

                               Dollar Range of            Aggregate Dollar
                              Shares of the Fund    Range of Shares of All Funds
Name of Trustee                Owned by Trustee     in Trust Overseen by Trustee
--------------------------------------------------------------------------------
Austin Brockenbrough, III            None                   Over $100,000
John T. Bruce                        None                   Over $100,000
Charles M. Caravati, Jr.             None                   Over $100,000

INDEPENDENT TRUSTEES:
Robert H. Harris                 $1 - $10,000             $10,001 - $50,000
J. Finley Lee, Jr.            $50,001 - $100,000         $50,001 - $100,000
Richard L. Morrill                   None                   Over $100,000
Harris V. Morrissette         $10,001 - $50,000             Over $100,000
Samuel B. Witt, III                  None                   Over $100,000

As of June 30, 2008, the Trustees and officers of the Fund as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer(s) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust. The following table provides compensation amounts paid during the fiscal year ended March 31, 2008 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                             Pension or
                              Aggregate      Retirement     Estimated Annual    Total Compensation
                            Compensation      Benefits       Benefits Upon        From all Funds
Trustee                     From the Fund      Accrued         Retirement        Within the Trust
--------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.      $1,167            None              None             $ 14,000
Robert S. Harris               1,667            None              None               20,000
J. Finley Lee, Jr.             1,667            None              None               20,000
Richard L. Morrill             1,667            None              None               20,000
Harris V. Morrissette          1,750            None              None               21,000
Erwin H. Will, Jr.*            1,667            None              None               20,000
Samuel B. Witt, III            1,833            None              None               22,000

* Mr. Will retired from the Board of Trustees in June 2008.

                               INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2009 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2008, 2007 and 2006, the Fund paid the Adviser advisory fees of $1,214,671, $1,111,843 and $1,074,250, respectively.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser, not the Fund, may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

INVESTMENT POLICY COMMITTEE

Other Accounts Managed (as of March 31, 2008)
----------------------

The members of the Investment Policy Committee (the "Committee") are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the seven Committee members, Michael S. Beall is the only member that manages an account that has a performance based advisory fee.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of      Total Assets in
                                                                                                   Accounts with     Accounts with
                                                                   Number of                        Advisory Fee      Advisory Fee
    Name of Investment                                             Accounts     Total Assets in       Based on          Based on
     Committee Member                  Type of Accounts             Managed    Accounts Managed     Performance       Performance
------------------------------------------------------------------------------------------------------------------------------------

John P. Ackerly, IV, CFA     Registered investment companies:          0              $ 0                0                $ 0
                             Other pooled investment vehicles:         0              $ 0                0                $ 0
                             Other accounts:                         9,852      $ 2,943,656,865          0                $ 0
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Joseph L. Antrim, III, CFA   Registered investment companies:          0              $ 0                0                $ 0
                             Other pooled investment vehicles:         0              $ 0                0                $ 0
                             Other accounts:                         9,587      $ 3,098,481,073          0                $ 0
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Beall, CFA, CPA   Registered investment companies:          0               0                 0                $ 0
                             Other pooled investment vehicles:         3         $ 115,562,065           2           $ 79,338,792
                             Other accounts:                        10,185      $ 3,248,495,015          0                $ 0
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
E. Trigg Brown, Jr.          Registered investment companies:          0              $ 0                0                $ 0
                             Other pooled investment vehicles:         0              $ 0                0                $ 0
                             Other accounts:                        10,598      $ 3,348,257,529          0                $ 0
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
I. Lee Chapman, IV, CFA      Registered investment companies:          0              $ 0                0                $ 0
                             Other pooled investment vehicles:         0              $ 0                0                $ 0
                             Other accounts:                         9,631      $ 2,898,850,348          0                $ 0
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Robert B. Giles              Registered investment companies:          0              $ 0                0                $ 0
                             Other pooled investment vehicles:         0              $ 0                0                $ 0
                             Other accounts:                        10,732      $ 3,134,097,924          0                $ 0
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
William M. Noftsinger, Jr.   Registered investment companies:          0              $ 0                0                $ 0
                             Other pooled investment vehicles:         0              $ 0                0                $ 0
                             Other accounts:                         9,967      $ 3,019,119,319          0                $ 0
------------------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

It is possible that Committee members might not present the Fund and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with the Fund's and other clients' investment objectives. The

Adviser will endeavor to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. At all times, Committee members will use their best judgment and specific knowledge of the Fund and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow Committee members who wish to buy or sell the same securities at the same time as their clients (including the Fund), to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser's bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the Committee members to ensure that the interests of the Adviser's clients come first.

Certain Committee members may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Fund.

The Adviser also engages in providing independent research on various companies, including companies in which the Fund may invest. A research analyst may publish a research report on a company held or being considered by the Fund. Such research reports will be prepared and disseminated without regard to the effects on investments by the Fund and the Adviser's other clients.

Compensation
------------

All Committee members, except for Robert B. Giles and William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis. Mr. Giles and Mr. Noftsinger do not receive a fixed salary, but are compensated by commissions and other fees as described below.

Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser's branch for which Mr. Brown serves as Branch Manager.

All Committee members are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month.

Joseph L. Antrim, III, E. Trigg Brown, Jr., Robert B. Giles and William M. Noftsinger, Jr. are compensated by fixed stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

All Committee members except I. Lee Chapman, IV are compensated by a fixed fee for sitting on the Adviser's Board of Directors.

All Committee members are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser's Executive Committee.

Michael S. Beall receives discretionary bonuses, which are typically paid at the end of the year, based on the profitability, if any, of two private investment funds managed by the Adviser--"Davenport Financial Fund" and "EWF Partners."

All Committee members receive a safe harbor contribution to the Adviser's 401(k) plan in the amount of 3% of eligible compensation. All Committee members receive an annual contribution to the Adviser's profit sharing plan, which is a discretionary amount, determined annually by the Board of Directors of the Adviser. This amount has historically been 7% of eligible compensation.

All Committee members except I. Lee Chapman, IV receive non-cash compensation in the form of monthly parking that is paid by the Adviser on their behalf.

Ownership of Fund Shares
------------------------

The  following   table  indicates  the  dollar  value  of  shares  of  the  Fund beneficially owned by the Committee members as of March 31, 2008.

      -------------------------------------------------------------------
                       Name of                Dollar Value of Fund Shares
             Investment Committee Member          Beneficially Owned
      -------------------------------------------------------------------
      John P. Ackerly, IV, CFA                     $100,001--$500,000
      -------------------------------------------------------------------
      Joseph L. Antrim, III, CFA                  $500,001--$1,000,000
      -------------------------------------------------------------------
      Michael S. Beall, CFA, CPA                   $50,001--$100,000
      -------------------------------------------------------------------
      E. Trigg Brown, Jr.                                 None
      -------------------------------------------------------------------
      I. Lee Chapman, IV, CFA                       $10,001--$50,000
      -------------------------------------------------------------------
      Robert B. Giles                               $10,001--$50,000
      -------------------------------------------------------------------
      William M. Noftsinger, Jr.                    $10,001--$50,000
      -------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2008, 2007 and 2006, the Fund paid administration fees to the Administrator of $218,071, $205,892 and $203,323, respectively.

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, the Fund pays the Administrator an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on average net assets in excess of $100 million. For the fiscal years ended March 31, 2008 and 2007, the Fund paid compliance service fees to the Administrator of $21,954 and $13,307, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund paid no brokerage commissions during each of the last three fiscal years. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

During the fiscal year ended March 31, 2008, the Fund purchased common stock issued by the parent company of Goldman Sachs & Co. (the market value of which was $1,881,311 as of

March 31, 2008). Goldman Sachs & Co. is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                             The Davenport Core Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. The Board of Trustees has authorized the Fund to make payment in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust's series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

SALE OR REDEMPTION OF FUND SHARES. A sale or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. Prior to August 1, 2008, the name of the Fund was The Davenport Equity Fund. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June

30 is available without charge upon request by calling toll-free 1-800-443-4249, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

      o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q.

      o The Fund posts its complete listing of Portfolio Securities on a daily basis at www.investdavenport.com. The listing of Portfolio Securities is current to the previous day's close of the market. The website is open to the general public.

      o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total returns of the Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of the Fund ("T") are computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)^n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund's average annual total returns for periods ended March 31, 2008:

                                           One Year     Five Years     Ten Years
                                           --------     ----------     ---------
Return Before Taxes                          3.44%        12.24%         4.22%
Return After Taxes on Distributions          1.90%        11.66%         3.85%
Return After Taxes on Distributions
     and Sale of Fund Shares                 4.36%        10.71%         3.60%

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2008 was 0.69%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2008, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2.    DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3.    POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6.    NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b)   GUIDELINES  ON  SOCIAL  AND  POLITICAL   ISSUES.   Social  and
political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

                     DAVENPORT & COMPANY LLC (THE "ADVISER")

                      PROXY VOTING POLICIES AND PROCEDURES

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser's Investment Advisory programs. The Adviser intends  to  exercise  a voice on behalf of  clients  in  matters  of  corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients' investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the "Coordinator"). The Adviser's proxy voting policies and procedures are outlined below.

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies solely in the interests of its clients, and, unless otherwise directed in writing, will vote consistently across the client base. The Adviser shall accept, but not solicit, client directions regarding proxy proposals. Any client directions shall be memorialized in accordance with procedures set forth in this document.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client's direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

PROXY VOTING PROCESS:  VOTING GOVERNANCE

The Coordinator will oversee the organization and voting of all proxies. The Adviser has contracted with Egan-Jones Proxy Services, an independent third party to submit detailed proxy voting recommendations. The Coordinator shall follow the recommendations of Egan-Jones unless they are in direct conflict with the guidelines established by the Adviser. The Coordinator will maintain records regarding the voting of proxies under this method.

THE PROXY SCREENING PROCESS

At the direction of the Adviser, the Coordinator will screen all proxy material subject to a vote in accordance with the Adviser's policies and procedures. The Coordinator will have the following responsibilities:

      1.    Review all proxy material received,
      2.    Determine eligibility,
      3.    Identify proxies containing common, routine proposals,
      4. Obtain voting guidance from a professional proxy voting service (Eagan Jones),
      5.    Solicit information about potential conflict of interest,
      6. Maintain a "proxy conflicts watch list" in coordination with the Adviser's Compliance Department,
      7. Notify the Chief Investment Officer when an upcoming vote is subject to a conflict of interest,
      8.    Maintain records of any client directed proxy votes,
      9.    Cast  proxy  votes   through  the   Internet  in   accordance   with
            recommendation of Egan-Jones and/or the established guidelines of the Adviser,
      10. Maintain records for both proxy votes and any client requests for voting information.

The Coordinator shall make reasonable efforts to obtain proxy materials and to vote in a timely fashion.

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser's business. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Egan-Jones. The Coordinator shall memorialize all materiality decisions.

APPOINTMENT OF COORDINATOR

In general, the Coordinator is appointed by the Adviser's Chief Investment Officer.

COMMON PROPOSALS

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors
----------------------------------

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors
--------------------------------

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans
-------------------------------

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company.

The Adviser generally opposes plans that have any of the following structural features:

      o     Ability to re-price underwater options
      o Ability to issue options with an exercise price below the stock's current market price.
      o     Ability to issue reload options.
      o     Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:

      o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
      o Requiring stock acquired through option exercise to be held for a certain period of time.
      o     Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues
----------------------------------

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser's broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

AMENDED JANUARY 30, 2006

                        --------------------------------

                                   DAVENPORT
                                  EQUITY FUND
                                ---------------

                        --------------------------------


                                 ANNUAL REPORT
                                 March 31, 2008


                        --------------------------------

                        --------------------------------

THE DAVENPORT EQUITY FUND
LETTER TO SHAREHOLDERS                                               MAY 8, 2008
================================================================================

Dear Shareholders,

The following chart represents The Davenport Equity Fund's (the "Fund") performance and the performance of the S&P 500 Index*, the Fund's primary benchmark, for the periods ending March 31, 2008.

                                                                         Since       Gross
                                                                      Inception**   Expense
              Q1 2008    1 Year    3 Years**  5 Years**   10 Years**   (1/15/98)     Ratio:
-------------------------------------------------------------------------------------------
DAVPX          -7.88      3.44       7.61       12.24        4.22         5.24        0.96%
S&P 500        -9.44     -5.08       5.85       11.32        3.50         4.98

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-800-281-3217.

* The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**    Annualized.

                                MARKET COMMENTARY

To say that current market conditions are unsettling would be an understatement. Investors are waking up daily to headlines of volatile stock prices, declining home values, rising oil prices, a collapsing U.S. dollar and an under-capitalized banking system. Recently, we awoke to news of Bear Stearns being bailed out by JP Morgan and the Federal Reserve at a price of $2 per share, which is approximately 1% of its trading price of roughly $150 per share a year ago. The equity markets continued the late 2007 retreat in the first quarter of 2008 with the S&P 500 Index down 9.4% and the Russell Midcap Index
(1) down 10.0%. While not satisfied with negative results, we are pleased that the Fund outperformed its benchmark during the first quarter. Our economy is clearly slowing. Furthermore, we may be witnessing the end of a multi-decade debt boom. Bull markets tend to be driven in part by easy access to capital. Access to capital is supported by lending, which in turn is supported by faith and confidence. Currently, faith and confidence are lacking. As a result, we have been cautious in this environment. The Federal Reserve took unprecedented steps during the quarter to soften the blow, but probably won't be able to entirely offset this lack of confidence. During the quarter, the Federal Open Market Committee elected to lower the Fed Funds rate by 200 basis points and opened the discount window to broker dealers accepting an expanded list of assets as collateral. The Fed orchestrated the purchase of Bear Stearns by JP Morgan and agreed to guarantee the assets up to $29 billion to facilitate the orderly liquidation of their portfolio and avoid further market turmoil. These actions have gone a long way to restore investors' confidence that the Fed is appropriately focused on the financial markets. Nonetheless, the flight to quality from risk continues. In previous updates, we have discussed the growing popularity of riskier investments. Early last year, spreads between the riskiest debt and Treasury securities had contracted to the lowest levels seen in many years. In the past few months we have seen spreads widen considerably, doubling from year-ago levels, as rumors swirl around the credit worthiness of many institutions. We believe investors will continue to gravitate to, and pay a premium for, companies with high quality balance sheets and relatively stable business models with good cash generation. The Fund has been, and continues to be, positioned to take advantage of this shift in investor sentiment.

We have begun to search areas of the market where valuations have discounted the widely touted troubles of the day. While we remain cautious of companies whose assets and liabilities are difficult to assess, there are opportunities among those where the risk is in the companies' earnings which has been well telegraphed, is understood, and is reflected in valuations. Some of the depressed areas of the market, such as those related to housing and the consumer, have provided entry points to stocks at what we believe to be attractive valuations relative to their prospects in a recovery. We are reminded daily of the troubles the consumer faces and the difficulties in housing to the point of becoming numb to the news. Throughout the first quarter and into the beginning of the second, we have made some new investments in the Consumer Discretionary sector, an area in which we were underweighted for much of 2007. We believe now is the time to be planting a few seeds, recognizing that bad news may continue in the coming months, but that much of it has been accounted for in the valuations of many stocks. While investors' focus remains on troubles within the U.S. economy and financial markets, the drum beats on in much of the rest of the world. A slower U.S. economy will create a headwind for foreign economies, but it will not have the dampening effect it might have had a decade ago. We continue to favor companies with solid international operations, as the rising standard of living in other countries continues to create demand for products and services of these U.S. companies. New money is finding its way into individuals' pockets in many emerging markets which in turn is spent on toothpaste, beverages, cars, and computers. This demand should persist for far longer than the current weak domestic economy. Current pessimism surrounding our economy has created attractive valuations for some companies that will ride this wave of foreign wealth for years to come. Over the last year, the benefits of foreign exposure have become more apparent as slower growth for domestic operations has been partially offset by strong growth overseas. Additionally, a weak U.S. dollar has further aided earnings growth for companies doing business abroad as income is translated back into a relatively weak dollar. At some point this conversion will create a headwind for some of the names we own, but for now the benefits of owning these multinational businesses outweigh this risk. While we expect the markets to remain tumultuous in the short term, we believe this turbulence will present opportunities to buy companies at attractive prices and sell or reduce exposure to those for which we have become less enthusiastic. We will continue to seek opportunities that the current market presents to us, and carefully assess the investments we have already made. We look forward to reporting our progress to you in the summer.

                                    THE FUND

The Fund was up 3.4% over the twelve months ending March 31, 2008, and outperformed the broader market with the S&P 500 down 5.1% during that time. We are pleased to have outperformed the market, but we hope for better absolute returns over time. During this challenging investment environment we have emphasized a few themes in our stock selection process.

We continue to believe quality large-cap stocks should have appeal. Large companies offer a number of benefits including ready access to capital, trading liquidity and international exposure. That said, large caps out performance of small caps could moderate or reverse near-term, given very depressed valuations for smaller companies. Despite the strong performance of large caps relative to small cap stocks over the last twelve months, the S&P 500's decline of 9.44% for the first quarter was barely ahead of a 9.90% decline for the Russell 2000, which is a common proxy for small cap performance.

The Fund has the flexibility to tilt between growth and value stocks and we have had a growth bias over the last year. We believe investors may be willing to pay a premium for companies able to consistently post above average growth. This bias helped over the last year by this style bias, as growth stocks out performed value stocks based on a comparison of the S&P 500 Citigroup Value Index (2) (down 11.51%) and the S&P 500 Citigroup Growth Index (3) (up 2.68%). While this trend will undoubtedly sputter over short periods we feel the preference for growth stocks should persist for a while.

While the S&P 500 posted negative performance over the past twelve months, we had a few bright spots that helped our performance. Energy holdings such as EOG Resources and XTO Energy performed well in tandem with rising natural gas prices. Within the energy sector, we have been shifting exposure from huge integrated oil & gas companies, which may have difficulty growing, towards companies with better growth profiles. For instance, we recently sold ConocoPhillips and used the proceeds to re-establish a position in Cameco, which is the world's largest uranium producer. We had taken profits in this stock in late 2006 and thought it was attractive once again following a substantial decline. Relative performance during the year was also helped by the market's two most downtrodden sectors: Financials and Consumer Discretionary. In the case of Financials, we picked up some ground by avoiding many of the well publicized disasters in that industry and relatively stable performance from core holdings such as BB&T and Berkshire Hathaway. Within the Financial sector, we continue to emphasize quality and transparency. As for the Consumer Discretionary space, which suffered a tough 2007, we benefited from being underweight the sector. On a final positive note, we also got a lift in the strong Materials space from Rio Tinto, which was our top performer over the year. Our performance was hurt by the Consumer Staples sector, which was a bright spot in 2007, but suffered in the early part of 2008. While benefiting from an overweight position in the group, poor performance from SABMiller and Walgreen hurt results though we continue to like both stocks on a long term basis. We are pleased with how the Fund has weathered the turbulent market and hope in our next report to discuss strong absolute returns in addition to relative performance. We are excited about the fund's prospects and its potential to benefit from an economic recovery. We believe the strategy we have outlined above will help us achieve our overriding long term goal: to deliver competitive returns with comfortable risk.

To learn more about our recent purchases please see below. As always if you would like to learn more about our strategy, please feel free to contact us. We look forward to reporting to you late this summer.

(1) The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000.

(2) The S&P 500/CITIGROUP VALUE INDEX is a capitalization weighted index of all the stocks in the S&P 500 that have lower price-to-book ratios.

(3) The S&P 500/CITIGROUP GROWTH INDEX is a capitalization weighted index of all the stocks in the S&P 500 that have higher price-to-book ratios.

                                RECENT PURCHASES

CAMECO CORPORATION (CCJ) is the world's largest uranium producer with roughly 550 million pounds of reserves. At 20 million pounds of annual production, the company accounts for roughly 20% of global uranium production. Moreover, Cameco is one of the few publicly traded ways to play the long term bullish outlook for uranium/nuclear energy and is the only "go to" name in the space for big money. Cameco has a healthy balance sheet with a debt to capitalization ratio of 18% and has been buying back stock. Moreover, free cash flow should ramp dramatically to over $1 billion within a few years. The company's second largest deposit, Cigar Lake, flooded in 2006 and is not expected to resume production until 2011 at the earliest. This, along with lower uranium prices and softer financial results, has caused significant deterioration in CCJ's share price. That said, with the stock trading around 1x Net Asset Value (NAV) compared to the stock's historical range of 1.5x-2.0x, we believe most of the bad news is priced in at current levels.

MARRIOTT INTERNATIONAL INCORPORATED (MAR) is a hotel franchiser/manager and time share developer. Marriott has nearly 2,900 lodging properties in the United States and 68 other countries across 18 brands. We are attracted to Marriott's royalty-like business model. Since it does not own the majority of its hotels, Marriott has a capital light business model driven by management, franchise and incentive fees. This translates into significant free cash flow. The company should be able to grow units under management 4%-5% annually, and has a robust pipeline with roughly 115,000 rooms either approved or under construction. Also encouraging is the company's commitment to buying back stock. Since 1998 the company has purchased over $7 billion worth of its own stock and believes that it should be able to purchase another $4.5-$5 billion worth over the next five years.

SABMILLER PLC (SBMRY) is a global brewer with sales across 60 countries. The company has over 150 beer brands including Miller, Peroni, Fosters, Castle, Redd's and Snow. SAB Miller has a truly global footprint that is skewed towards faster growing economies. (Snow is the leading beer in China). North America accounts for only 15-20% of total volumes with 32% of volumes from Africa and Asia, 20% from Latin America and 15% from Europe. While trading at a discount to domestic brewers such as Anheuser Busch, the company is growing faster, has a solid core of brands and is successfully introducing new concepts (i.e. Miller Chill). Moreover, we expect the company to be able to leverage its brand purchases, such as its recent purchase of Grolsch, across its global platform. Overall, we expect the company should be able to generate single digit sales growth while growing the bottom line in the low double digits.

SanDisk Corporation (SNDK) is the world's largest supplier of innovative flash memory and data storage products. NAND flash memory, which founder Dr. Eli Harari and SNDK pioneered, has become one of the most important technology advancements of the past 20 years, all but replacing traditional film as the storage medium of choice and well on its way to doing the same to CDs and tapes in the market for portable audio. The company benefits not only from the sales of its own products, but from the general growth in NAND sales as most other market participants pay royalties to SNDK on their NAND sales. We believe flash memory will see increasing adoption as new consumer devices emerge (multimedia phones, solid state drives, etc.). We are also attracted to the company's intellectual property, which allows it to collect royalties from other NAND manufacturers. Using the low end of revenue and margin guidance, the company should be able to generate $2.00+ of EPS (earnings per share) in 2008 and appears cheap at these depressed levels. Authorized for distribution only if preceded or accompanied by a prospectus. Where shown or quoted, recent company returns are stock price changes only, and reflect neither dividends nor any fees as associated with an investment in the Fund. This Report seeks to describe the Fund managers' current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security.

                                            Sincerely,

                                            Joseph L. Antrim, III
                                            President
                                            Davenport Equity Fund

THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

         STANDARD & POOR'S 500 INDEX:         THE DAVENPORT EQUITY FUND
        -----------------------------         -------------------------
          DATE           VALUE                  DATE            VALUE
        --------        -------                --------        -------
        03/31/98       $ 10,000                03/31/98       $ 10,000
        06/30/98         10,330                06/30/98         10,139
        09/30/98          9,303                09/30/98          8,931
        12/31/98         11,284                12/31/98         10,341
        03/31/99         11,846                03/31/99         10,853
        06/30/99         12,681                06/30/99         11,408
        09/30/99         11,889                09/30/99         10,700
        12/31/99         13,658                12/31/99         11,958
        03/31/00         13,971                03/31/00         12,472
        06/30/00         13,600                06/30/00         12,079
        09/30/00         13,468                09/30/00         11,966
        12/31/00         12,415                12/31/00         11,872
        03/31/01         10,943                03/31/01         10,395
        06/30/01         11,583                06/30/01         10,741
        09/30/01          9,883                09/30/01          9,639
        12/31/01         10,939                12/31/01         10,508
        03/31/02         10,969                03/31/02         10,695
        06/30/02          9,500                06/30/02          9,796
        09/30/02          7,858                09/30/02          8,337
        12/31/02          8,521                12/31/02          8,798
        03/31/03          8,253                03/31/03          8,485
        06/30/03          9,524                06/30/03          9,681
        09/30/03          9,775                09/30/03         10,058
        12/31/03         10,966                12/31/03         11,016
        03/31/04         11,151                03/31/04         11,347
        06/30/04         11,343                06/30/04         11,380
        09/30/04         11,132                09/30/04         11,202
        12/31/04         12,159                12/31/04         12,275
        03/31/05         11,898                03/31/05         12,131
        06/03/05         12,061                06/03/05         12,150
        09/30/05         12,495                09/30/05         12,570
        12/31/05         12,756                12/31/05         12,839
        03/31/06         13,293                03/31/06         13,281
        06/30/06         13,102                06/30/06         13,117
        09/30/06         13,844                09/30/06         13,647
        12/31/06         14,771                12/31/06         14,504
        03/31/07         14,866                03/31/07         14,613
        06/30/07         15,799                06/30/07         15,749
        09/30/07         16,120                09/30/07         16,578
        12/31/07         15,583                12/31/07         16,409
        03/31/08         14,111                03/31/08         15,116

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                   Average Annual Total Returns(a)
                                 (for periods ended March 31, 2008)

                                     1 YEAR   5 YEARS   10 YEARS

     The Davenport Equity Fund        3.44%    12.24%     4.22%
     Standard & Poor's 500 Index     -5.08%    11.32%     3.50%
--------------------------------------------------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX

                              [BAR CHART OMITTED]

                                                  The
                                           Davenport Equity  Standard & Poor's
                                                 Fund           500 Index
                                           -----------------------------
Consumer Discretionary                            6.6%             8.6%
Consumer Staples                                 16.7%            11.1%
Energy                                           12.3%            13.3%
Financials                                       16.4%            16.8%
Health Care                                       9.8%            11.7%
Industrials                                      12.4%            12.2%
Information Technology                           14.4%            15.7%
Materials                                         3.8%             3.6%
Telecommunications Services                       4.6%             3.4%
Utilities                                         0.0%             3.6%
Cash Equivalents                                  3.0%             0.0%

TOP TEN EQUITY HOLDINGS

                                                  % OF
      SECURITY DESCRIPTION                     NET ASSETS
      --------------------                     ----------
      General Electric Company                    3.4%
      Markel Corporation                          2.6%
      Berkshire Hathaway, Inc. - Class B          2.6%
      Praxair, Inc.                               2.5%
      Danaher Corporation                         2.4%
      Colgate-Palmolive Company                   2.4%
      United Technologies Corporation             2.4%
      Exxon Mobil Corporation                     2.2%
      United Parcel Service, Inc. - Class B       2.1%
      L-3 Communications Holdings, Inc.           2.1%

THE DAVENPORT EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 97.0%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 6.6%
   119,885   CarMax, Inc. (a) ..................................   $  2,328,167
    70,523   Lowe's Companies, Inc. ............................      1,617,798
    58,470   Marriott International, Inc. ......................      2,009,029
   108,358   News Corporation ..................................      2,063,136
    52,682   Omnicom Group, Inc. ...............................      2,327,491
                                                                   ------------
                                                                     10,345,621
                                                                   ------------
             CONSUMER STAPLES -- 16.7%
    47,414   Colgate-Palmolive Company .........................      3,694,025
    71,241   CVS Caremark Corporation ..........................      2,885,973
    62,461   Hershey Company (The) .............................      2,352,906
    78,625   Kraft Foods, Inc. .................................      2,438,161
    45,379   PepsiCo, Inc. .....................................      3,276,364
    37,716   Procter & Gamble Company (The) ....................      2,642,760
    86,008   SABMiller PLC - ADR ...............................      1,887,205
    53,800   Smithfield Foods, Inc. (a) ........................      1,385,888
   104,463   Sysco Corporation .................................      3,031,516
    65,087   Walgreen Company ..................................      2,479,164
                                                                   ------------
                                                                     26,073,962
                                                                   ------------
             ENERGY -- 12.3%
    50,687   Cameco Corporation ................................      1,669,630
    36,119   Chevron Corporation ...............................      3,083,118
    17,633   EOG Resources, Inc. ...............................      2,115,960
    41,388   Exxon Mobil Corporation ...........................      3,500,597
    33,198   Schlumberger Ltd. .................................      2,888,226
    19,564   Transocean, Inc. (a) ..............................      2,645,053
    52,379   XTO Energy, Inc. ..................................      3,240,165
                                                                   ------------
                                                                     19,142,749
                                                                   ------------
             FINANCIALS -- 16.4%
    50,687   American International Group, Inc. ................      2,192,213
    49,689   Bank of America Corporation .......................      1,883,710
    61,822   BB&T Corporation ..................................      1,982,013
       918   Berkshire Hathaway, Inc. - Class B (a) ............      4,106,122
    64,057   Brookfield Asset Management, Inc. .................      1,718,649
    53,914   Capital One Financial Corporation .................      2,653,647
    11,375   Goldman Sachs Group, Inc. (The) ...................      1,881,311
    53,680   JPMorgan Chase & Company ..........................      2,305,556
     9,379   Markel Corporation (a) ............................      4,126,479
    55,077   T. Rowe Price Group, Inc. .........................      2,753,850
                                                                   ------------
                                                                     25,603,550
                                                                   ------------
             HEALTH CARE -- 9.8%
    42,106   Allergan, Inc. ....................................      2,374,358
    48,292   Eli Lilly & Company ...............................      2,491,384
    43,679   Johnson & Johnson .................................      2,833,457
    63,450   Owens & Minor, Inc. ...............................      2,496,123
    52,682   Wyeth .............................................      2,200,000
    37,349   Zimmer Holdings, Inc. (a) .........................      2,907,993
                                                                   ------------
                                                                     15,303,315
                                                                   ------------

THE DAVENPORT EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.0% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 12.4%
    49,051   Danaher Corporation ...............................   $  3,729,348
   141,883   General Electric Company ..........................      5,251,090
    30,133   L-3 Communications Holdings, Inc. .................      3,294,742
    45,419   United Parcel Service, Inc. - Class B .............      3,316,495
    53,521   United Technologies Corporation ...................      3,683,315
                                                                   ------------
                                                                     19,274,990
                                                                   ------------
             INFORMATION TECHNOLOGY -- 14.4%
    13,570   Apple Computer, Inc. (a) ..........................      1,947,295
    75,432   Cisco Systems, Inc. (a) ...........................      1,817,157
   106,562   Corning, Inc. .....................................      2,561,750
     3,665   Google, Inc. (a) ..................................      1,614,323
   108,558   Intel Corporation .................................      2,299,258
    21,352   International Business Machines Corporation .......      2,458,469
   102,212   Microsoft Corporation .............................      2,900,777
    73,037   Nokia Oyj - ADR ...................................      2,324,768
   125,520   Oracle Corporation (a) ............................      2,455,171
    88,802   SanDisk Corporation (a) ...........................      2,004,261
                                                                   ------------
                                                                     22,383,229
                                                                   ------------
             MATERIALS -- 3.8%
    46,017   Praxair, Inc. .....................................      3,876,012
     4,949   Rio Tinto PLC - ADR ...............................      2,038,196
                                                                   ------------
                                                                      5,914,208
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 4.6%
    40,789   America Movil S.A. de C.V. - Series L - ADR .......      2,597,851
    32,328   China Mobile Ltd. - ADR ...........................      2,424,923
    22,350   Millicom International Cellular S.A. (a) ..........      2,113,193
                                                                   ------------
                                                                      7,135,967
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $126,978,911) ...........   $151,177,591
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 2.4%                                VALUE
--------------------------------------------------------------------------------
 3,753,235   First American Treasury Obligations Fund -
               Class Y (Cost $3,753,235) .......................   $  3,753,235
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 99.4%
               (Cost $130,732,146) .............................   $154,930,826

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6% .....        867,728
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $155,798,554
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008
================================================================================
ASSETS
   Investments in securities:
      At acquisition cost .......................................   $130,732,146
                                                                    ============
      At market value (Note 1) ..................................   $154,930,826
   Dividends receivable .........................................        118,272
   Receivable for investment securities sold ....................        790,555
   Receivable for capital shares sold ...........................        147,879
   Other assets .................................................         10,602
                                                                    ------------
      TOTAL ASSETS ..............................................    155,998,134
                                                                    ------------
LIABILITIES
   Payable for capital shares redeemed ..........................         70,832
   Accrued investment advisory fees (Note 3) ....................        106,627
   Accrued administration fees (Note 3) .........................         17,800
   Accrued compliance fees (Note 3) .............................          1,750
   Other accrued expenses .......................................          2,571
                                                                    ------------
      TOTAL LIABILITIES .........................................        199,580
                                                                    ------------

NET ASSETS ......................................................   $155,798,554
                                                                    ============

Net assets consist of:
Paid-in capital .................................................   $128,669,019
Accumulated net realized gains from security transactions .......      2,930,855
Net unrealized appreciation on investments ......................     24,198,680
                                                                    ------------
Net assets ......................................................   $155,798,554
                                                                    ============

Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ..........................     11,270,286
                                                                    ============

Net asset value, offering price and redemption price
   per share (Note 1) ...........................................   $      13.82
                                                                    ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008
================================================================================
INVESTMENT INCOME
   Dividends ...................................................   $  2,525,011
                                                                   ------------
EXPENSES
   Investment advisory fees (Note 3) ...........................      1,214,671
   Administration fees (Note 3) ................................        218,071
   Compliance service fees (Note 3) ............................         21,954
   Custodian fees ..............................................         20,650
   Printing of shareholder reports .............................         17,028
   Professional fees ...........................................         16,750
   Trustees' fees and expenses .................................         13,212
   Registration fees ...........................................         12,336
   Insurance expense ...........................................          9,290
   Postage and supplies ........................................          7,156
   Other expenses ..............................................          6,086
                                                                   ------------
      TOTAL EXPENSES ...........................................      1,557,204
                                                                   ------------

NET INVESTMENT INCOME ..........................................        967,807
                                                                   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ...............     13,162,124
   Net change in unrealized appreciation/depreciation
      on investments. ..........................................     (8,698,751)
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...............      4,463,373
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................   $  5,431,180
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================
                                                                     YEAR              YEAR
                                                                    ENDED             ENDED
                                                                   MARCH 31,         MARCH 31,
                                                                     2008              2007
------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ....................................   $      967,807    $      999,836
   Net realized gains from security transactions ............       13,162,124        10,206,688
   Net change in unrealized appreciation/
      depreciation on investments ...........................       (8,698,751)        2,884,979
                                                                --------------    --------------
Net increase in net assets from operations ..................        5,431,180        14,091,503
                                                                --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...............................         (970,615)       (1,012,305)
   From net realized capital gains on security transactions .      (14,895,339)       (5,238,825)
                                                                --------------    --------------
Net decrease in net assets from distributions to shareholders      (15,865,954)       (6,251,130)
                                                                --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ................................       18,325,065        11,901,066
   Net asset value of shares issued in
      reinvestment of distributions to shareholders.. .......       15,101,443         5,939,200
   Payments for shares redeemed .............................      (18,848,280)      (22,948,178)
                                                                --------------    --------------
Net increase (decrease) in net assets from
   capital share transactions ...............................       14,578,228        (5,107,912)
                                                                --------------    --------------

TOTAL INCREASE IN NET ASSETS ................................        4,143,454         2,732,461

NET ASSETS
   Beginning of year ........................................      151,655,100       148,922,639
                                                                --------------    --------------
   End of year ..............................................   $  155,798,554    $  151,655,100
                                                                ==============    ==============

UNDISTRIBUTED NET INVESTMENT INCOME .........................   $           --    $        2,808
                                                                ==============    ==============
CAPITAL SHARE ACTIVITY
   Sold .....................................................        1,201,518           830,191
   Reinvested ...............................................        1,005,915           416,381
   Redeemed .................................................       (1,221,802)       (1,606,678)
                                                                --------------    --------------
   Net increase (decrease) in shares outstanding ............          985,631          (360,106)
   Shares outstanding at beginning of year ..................       10,284,655        10,644,761
                                                                --------------    --------------
   Shares outstanding at end of year ........................       11,270,286        10,284,655
                                                                ==============    ==============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------
                                                           YEARS ENDED MARCH 31,
                                     ------------------------------------------------------------------
                                        2008          2007          2006          2005          2004
-------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year ..............   $    14.75    $    13.99    $    13.08    $    12.30    $     9.23
                                     ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income ..........         0.10          0.10          0.07          0.07          0.04
  Net realized and unrealized
    gains on investments .........         0.53          1.28          1.17          0.78          3.07
                                     ----------    ----------    ----------    ----------    ----------
Total from investment operations .         0.63          1.38          1.24          0.85          3.11
                                     ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net
    investment income ............        (0.10)        (0.10)        (0.07)        (0.07)        (0.04)
  Distributions from
    net realized gains ...........        (1.46)        (0.52)        (0.26)           --            --
                                     ----------    ----------    ----------    ----------    ----------
Total distributions ..............        (1.56)        (0.62)        (0.33)        (0.07)        (0.04)
                                     ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ...   $    13.82    $    14.75    $    13.99    $    13.08    $    12.30
                                     ==========    ==========    ==========    ==========    ==========

Total return (a) .................        3.44%        10.02%         9.48%         6.91%        33.72%
                                     ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's)    $  155,799    $  151,655    $  148,923    $  138,181    $  121,769
                                     ==========    ==========    ==========    ==========    ==========

Ratio of expenses to
  average net assets .............        0.96%         0.98%         0.98%         0.98%         1.00%

Ratio of net investment income to
  average net assets .............        0.60%         0.67%         0.50%         0.57%         0.35%

Portfolio turnover rate ..........          37%           26%           39%           28%           25%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Common expenses -- Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

--------------------------------------------------------------------------------
                            ORDINARY          LONG-TERM
       YEAR ENDED            INCOME          CAPITAL GAINS          TOTAL
--------------------------------------------------------------------------------
     March 31, 2008        $ 2,627,384        $13,238,570       $15,865,954
     March 31, 2007        $ 1,012,305        $ 5,238,825       $ 6,251,130
--------------------------------------------------------------------------------

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2008:

--------------------------------------------------------------------------------
Cost of portfolio investments .........................           $ 131,036,465
                                                                  =============
Gross unrealized appreciation .........................           $  32,698,767
Gross unrealized depreciation .........................              (8,804,406)
                                                                  -------------
Net unrealized appreciation ...........................           $  23,894,361
Undistributed long-term gains .........................               3,235,174
                                                                  -------------
Accumulated earnings ..................................           $  27,129,535
                                                                  =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted the provisions of FIN 48 on September 30, 2007. Management analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through March 31, 2008) for purposes of implementing FIN 48 and has concluded that no provision for income tax is required in the financial statments.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $58,825,093 and $59,308,456, respectively.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on net assets in excess of $100 million.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.    CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE DAVENPORT EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
The Davenport Equity Fund of the Williamsburg Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Davenport Equity Fund (the "Fund") (a series of the Williamsburg Investment Trust) as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
May 16, 2008

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                    POSITION HELD          LENGTH OF
  TRUSTEE                         ADDRESS                              AGE          WITH THE TRUST         TIME SERVED
----------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.        931 Broad Street Road                71           Chairman and           Since
                                  Manakin-Sabot, VA                                 Trustee                June 1991

* Austin Brockenbrough III        1802 Bayberry Court, Suite 400       71           Trustee                Since
                                  Richmond, VA                                                             September 1988

* John T. Bruce                   800 Main Street                      54           Trustee                Since
                                  Lynchburg, VA                                                            September 1988

  Robert S. Harris                100 Darden Boulevard                 58           Trustee                Since
                                  Charlottesville, VA                                                      January 2007

  J. Finley Lee, Jr.              448 Pond Apple Drive North           68           Trustee                Since
                                  Naples, FL                                                               September 1988

  Richard L. Morrill              University of Richmond               68           Trustee                Since
                                  Richmond, VA                                                             March 1993

  Harris V. Morrissette           100 Jacintoport Boulevard            48           Trustee                Since
                                  Saraland, AL                                                             March 1993

  Erwin H. Will, Jr.              47 Willway Avenue                    75           Trustee                Since
                                  Richmond, VA                                                             July 1997

  Samuel B. Witt III              302 Clovelly Road                    72           Trustee                Since
                                  Richmond, VA                                                             November 1988

  Joseph L. Antrim III            One James Center                     62           President              Since
                                  901 E. Cary Street                                                       November 1997
                                  Richmond, VA

  John P. Ackerly IV              One James Center                     44           Vice President         Since
                                  901 E. Cary Street                                                       November 1997
                                  Richmond, VA

  Robert G. Dorsey                225 Pictoria Drive, Suite 450        51           Vice President         Since
                                  Cincinnati, OH                                                           November 2000

  Mark J. Seger                   225 Pictoria Drive, Suite 450        46           Treasurer              Since
                                  Cincinnati, OH                                                           November 2000

  John F. Splain                  225 Pictoria Drive, Suite 450        51           Secretary              Since
                                  Cincinnati, OH                                                           November 2000

  Tina H. Bloom                   225 Pictoria Drive, Suite 450        39           Chief Compliance       Since
                                  Cincinnati, OH                                    Officer                August 2006

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees eleven portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of China Doll Rice Company. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P.  Ackerly  IV is Senior  Vice  President  and  Portfolio  Manager  of the
Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice  President of  Administration  of Ultimus Fund  Solutions,
LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2007 through March 31, 2008).

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                             BEGINNING ENDING
                               ACCOUNT VALUE     ACCOUNT VALUE    EXPENSES PAID
                                OCT. 1, 2007     MARCH 31, 2008   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00        $  911.80           $4.54

Based on Hypothetical 5% Return
   (before expenses)              $1,000.00        $1,020.25           $4.80
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 0.95% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE DAVENPORT EQUITY FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Fund is updated daily and can be reviewed at the Fund's website at http://www.investdavenport.com.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

For the fiscal year ended March 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $2,627,384 as taxed at a maximum rate of 15%, as well as $13,238,570 as long-term capital gain distributions. For the fiscal year ended March 31, 2008, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

THE DAVENPORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================

At an in-person meeting held on February 12, 2008, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreement with the Adviser on behalf of The Davenport Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the fact that all of the Fund's portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on both the short-term and the long-term performance of the Fund (which exceeded the returns of both its primary benchmark (the S&P 500 Index) and the average of funds within its Lipper category) and other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided quality portfolio managment services to the Fund; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; (iii) the total operating expense ratio of the Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc., and (iv) the Adviser has further benefited the Fund's shareholders by executing portfolio transactions at no cost to the Fund.

THE DAVENPORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

Given the size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

--------------------------------------------------------------------------------

                   THE DAVENPORT EQUITY FUND

                   INVESTMENT ADVISER
                   Davenport & Company LLC
                   One James Center
                   901 East Cary Street
                   Richmond, Virginia 23219-4037

                   ADMINISTRATOR
                   Ultimus Fund Solutions, LLC
                   P.O. Box 46707
                   Cincinnati, Ohio 45246-0707
                   1-800-281-3217

                   CUSTODIAN
                   US Bank
                   425 Walnut Street
                   Cincinnati, Ohio 45202

                   INDEPENDENT REGISTERED PUBLIC
                   ACCOUNTING FIRM
                   Ernst & Young LLP
                   1900 Scripps Center
                   312 Walnut Street
                   Cincinnati, Ohio 45202

                   LEGAL COUNSEL
                   Sullivan & Worcester LLP
                   One Post Office Square
                   Boston, Massachusetts 02109

                   BOARD OF TRUSTEES
                   Austin Brockenbrough III
                   John T. Bruce
                   Charles M. Caravati, Jr.
                   Robert S. Harris
                   J. Finley Lee, Jr.
                   Richard L. Morrill
                   Harris V. Morrissette
                   Erwin H. Will, Jr.
                   Samuel B. Witt III

                   OFFICERS
                   Joseph L. Antrim III, President
                   John P. Ackerly IV, Vice President

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                                 FBP VALUE FUND
                                FBP BALANCED FUND

                                 AUGUST 1, 2008

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1127

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS.............................2
DESCRIPTION OF BOND RATINGS....................................................8
INVESTMENT LIMITATIONS........................................................11
TRUSTEES AND OFFICERS.........................................................13
INVESTMENT ADVISER............................................................18
ADMINISTRATOR.................................................................19
DISTRIBUTOR...................................................................20
OTHER SERVICE PROVIDERS.......................................................21
PORTFOLIO SECURITIES AND BROKERAGE............................................21
SPECIAL SHAREHOLDER SERVICES..................................................22
PURCHASE OF SHARES............................................................23
REDEMPTION OF SHARES..........................................................24
NET ASSET VALUE DETERMINATION.................................................25
FUND EXPENSES.................................................................25
ADDITIONAL TAX INFORMATION....................................................26
GENERAL INFORMATION ABOUT THE TRUST...........................................27
CALCULATION OF PERFORMANCE DATA...............................................31
FINANCIAL STATEMENTS AND REPORTS..............................................34
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A).............................35

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2008. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Balanced Fund, and the FBP Value Fund (the "Value Fund"), formerly the FBP Contrarian Equity Fund, are two separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written
(sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund may invest to a limited extent in fixed income securities which are lower than A by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch Ratings Ltd. Issues rated lower than A are speculative in certain respects. (See "Description of Bond Ratings.") The Balanced Fund limits its investment in issues rated less than Baa by Moody's or BBB by S&P or Fitch to 5% of the Fund's net assets and the Fund will not invest in issues rated lower than B by any of the NRSROs. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgment, improving.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.

Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category;

the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

DESCRIPTION OF FITCH RATINGS LTD.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit;

(4) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund's net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets;

(5)   Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(6) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(7) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations); (8) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(9) Invest for the purpose of exercising control or management of another issuer;

(10) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(11) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(12) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(13) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(14) Participate on a joint or joint and several basis in any trading account in securities;

(15) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(16) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 13, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                        Number of
                                                                                 Principal Occupation(s) During       Portfolios in
                                             Length of        Position(s)               Past 5 Years and              Trust Overseen
         Name, Address and Age              Time Served     Held with Trust     Directorships of Public Companies       by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*Austin Brockenbrough, III (age 71)            Since           Trustee;      President and Managing Director of              11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Corporation (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 54)                        Since           Trustee;      President, Director and member of               11
800 Main Street                            September 1988    President of    Executive Committee of Flippin, Bruce
Lynchburg, Virginia 24504                                    the Flippin,    & Porter, Inc., Lynchburg, Virginia
                                                            Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 71)             Since           Chairman      Retired physician; retired President            11
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

INDEPENDENT TRUSTEES:

Robert S. Harris, Ph. D. (age 58)              Since            Trustee      C. Stewart Sheppard Professor of                11
100 Darden Boulevard                        January 2007                     Business Administration at The Darden
Charlottesville, Virginia 22903                                              Graduate School of Business
                                                                             Administration at the University of
                                                                             Virginia; previously the Dean at The
                                                                             Darden Graduate School; consultant to
                                                                             corporations and government agencies

J. Finley Lee, Jr., Ph.D. (age 68)             Since            Trustee      Financial consultant and the Julian             11
448 Pond Apple Drive North                 September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                        of North Carolina

Richard L. Morrill, Ph.D. (age 69)             Since            Trustee      Chancellor of the University of                 11
G19 Boatwright Library                       March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                     Corporation (plastics manufacturer)
                                                                             and Albemarle Corporation (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 48)                 Since            Trustee      President of China Doll Rice and                11
100 Jacintoport Boulevard                    March 1993                      Beans, Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                      Aviation, Inc. (airplane fueling);
                                                                             Director of BancTrust Financial Group,
                                                                             Inc. (bank holding company) and
                                                                             EnergySouth, Inc.; prior to June 2007,
                                                                             Chief Executive Officer of Marshall
                                                                             Biscuit Co. Inc.

Samuel B. Witt, III (age 72)                   Since            Trustee      Retired Senior Vice President and               11
302 Clovelly Road                          November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                     Associates, Inc. (state government
                                                                             relations); Director of The Swiss
                                                                             Helvetia Fund, Inc. (closed-end
                                                                             investment company)

EXECUTIVE OFFICERS:

John P. Ackerly, IV (age 44)                   Since        Vice President   Senior Vice President of Davenport &
One James Center, 901 E. Cary Street       November 1997        of The       Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                    Davenport Core
                                                                 Fund

Margaret H. Alves (age 36)                     Since          Compliance     Chief Compliance Officer and Director of
150 Government Street                      February 2006    Officer of The   Leavell Investment Management, Inc.,
Mobile, Alabama 36602                                         Government     Mobile, Alabama; prior to April 2006,
                                                             Street Funds    associate attorney with Alford, Clausen  &
                                                                             McDonald, LLC

Joseph L. Antrim, III (age 63)                 Since         President of    Executive Vice President of Davenport &
One James Center, 901 E. Cary Street       November 1997    The Davenport    Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                      Core Fund

Tina H. Bloom (age 39)                         Since            Chief        Vice President of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450               August 2006       Compliance     LLC (the Trust's administrator) and Vice
Cincinnati, Ohio 45246                                         Officer       President of Ultimus Fund Distributors, LLC
                                                                             (the Trust's principal underwriter)

Austin Brockenbrough, IV (age 39)              Since        Vice President   Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400              August 2006         of The       Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                      Jamestown
                                                             Select Fund

Charles M. Caravati, III (age 42)              Since         President of    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400             January 1996     The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                    Balanced Fund,
                                                            The Jamestown
                                                           Equity Fund and
                                                            The Jamestown
                                                            International
                                                           Equity Fund and
                                                            Vice President
                                                                of The
                                                              Jamestown
                                                             Select Fund

Robert G. Dorsey (age 51)                      Since        Vice President   Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

John M. Flippin (age 66)                       Since        Vice President   Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                              September     of the Flippin,   Lynchburg, Virginia
Lynchburg, Virginia 24504                      1988         Bruce & Porter
                                                                Funds

Peter L. Gibbes (age 51)                       Since        Vice President   Manager of Quantitative Analysis of Lowe,
1802 Bayberry Court, Suite 400              August 2006         of The       Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                      Jamestown      Virginia
                                                             Select Fund

John H. Hanna, IV (age 52)                     Since        Vice President   Vice President, Director and member of
800 Main Street                            February 2007   of the Flippin,   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                   Bruce & Porter   Porter, Inc., Lynchburg, Virginia
                                                                Funds

Timothy S. Healey (age 55)                     Since        Vice President   Executive Vice President, Director and
800 Shades Creek Parkway, Suite 585        January 1995         of The       Chief Investment Officer of Leavell
Birmingham, Alabama 35209                                     Government     Investment Management, Inc., Mobile,
                                                            Street Mid-Cap   Alabama
                                                             Fund and The
                                                             Alabama Tax
                                                            Free Bond Fund

Joseph A. Jennings, III (age 46)               Since         President of    Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400               June 2005      The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                                      Tax Exempt
                                                            Virginia Fund

Thomas W. Leavell (age 65)                     Since         President of    President and Chief Executive Officer of
150 Government Street                      February 2004    The Government   Leavell Investment Management, Inc.,
Mobile, Alabama 36602                                        Street Funds    Mobile, Alabama

David J. Marshall (age 51)                     Since        Vice President   Secretary, Director and member of
800 Main Street                            February 2007   of the Flippin,   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                   Bruce & Porter   Porter, Inc., Lynchburg, Virginia
                                                                Funds

Denise C. Peters (age 52)                      Since          Compliance     First Vice President and Compliance
One James Center, 901 E. Cary Street       February 2007    Officer of The   Officer for Davenport Asset Management
Richmond, Virginia 23219                                    Davenport Core   division of Davenport & Company LLC,
                                                                 Fund        Richmond, Virginia

R. Gregory Porter, III (age 67)                Since        Vice President   Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                              September          of the       Lynchburg, Virginia
Lynchburg, Virginia 24504                      1988         Flippin, Bruce
                                                            & Porter Funds

Page T. Reece (age 51)                         Since          Compliance     Chief Compliance Officer and Director of
1802 Bayberry Court, Suite 400               September      Officer of The   Operations of Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                       2004        Jamestown Funds   Inc., Richmond, Virginia

Teresa L. Sanderson (age 45)                   Since          Compliance     Chief Compliance Officer and a Principal
800 Main Street                              September      Officer of the   of Flippin, Bruce & Porter, Inc.,
Lynchburg, Virginia 24504                      2004         Flippin, Bruce   Lynchburg, Virginia
                                                            & Porter Funds

Mark J. Seger (age 46)                         Since          Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

John F. Splain  (age 51)                       Since          Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

Connie R. Taylor (age 57)                      Since        Vice President   Account Administrator of Lowe,
1802 Bayberry Court, Suite 400              March 1993          of The       Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                      Jamestown      Virginia
                                                            Balanced Fund
                                                               and The
                                                              Jamestown
                                                             Equity Fund

Lawrence B. Whitlock, Jr. (age 60)             Since         President of    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400             February 2002    The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                   Select Fund and
                                                            Vice President
                                                                of The
                                                              Jamestown
                                                            Balanced Fund
                                                               and The
                                                              Jamestown
                                                             Equity Fund

* Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough, III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris,  J. Finley Lee, Jr.,  Richard L. Morrill,  Harris V.  Morrissette and
Samuel B. Witt, III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2008.

      o Governance, Nomination and Compensation Committee is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met two times during the fiscal year ended March 31, 2008. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2008.

      o Ethics Committee is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2008.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2007.

                                                                   Aggregate Dollar
                                    Dollar Range of             Range of Shares of All
                                  Shares of the Funds          Funds in Trust Overseen
Name of Trustee                    Owned by Trustee                   by Trustee
--------------------------------------------------------------------------------------
Austin Brockenbrough, III         Balanced Fund: None               Over $100,000
                                   Value Fund: None

John T. Bruce                Balanced Fund: Over $100,000           Over $100,000
                              Value Fund: Over $100,000

Charles M. Caravati, Jr.     Balanced Fund: Over $100,000           Over $100,000
                                   Value Fund: None

INDEPENDENT TRUSTEES:
Robert S. Harris              Balanced Fund: $1 - $10,000         $10,001 - $50,000
                                   Value Fund: None

J. Finley Lee, Jr.                Balanced Fund: None             $50,001 - $100,000
                                   Value Fund: None

Richard L. Morrill                Balanced Fund: None               Over $100,000
                            Value Fund: $50,001 - $100,000

Harris V. Morrissette      Balanced Fund: $10,001 - $50,000         Over $100,000
                             Value Fund: $10,001 - $50,000

Samuel B. Witt, III               Balanced Fund: None               Over $100,000
                                   Value Fund: None

As of June 30, 2008, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 11.6% of the outstanding shares of the Value Fund and 12.8% of the outstanding shares of the Balanced Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust. The following table provides compensation amounts paid during the fiscal year ended March 31, 2008 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                                                    Estimated
                               Aggregate          Pension or          Annual        Total Compensation
                              Compensation        Retirement       Benefits Upon   From all Funds within
Trustee                      From the Funds    Benefits Accrued      Retirement          the Trust
--------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.        $ 2,333               None             None              $ 14,000
Robert S. Harris                  3,333               None             None                20,000
J. Finley Lee, Jr.                3,333               None             None                20,000
Richard L. Morrill                3,333               None             None                20,000
Harris V. Morrissette             3,500               None             None                21,000
Erwin H. Will, Jr.*               3,333               None             None                20,000
Samuel B. Witt, III               3,667               None             None                22,000

* Mr. Will retired from the Board of Trustees in June 2008.

                               INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2009 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 2008, 2007, and 2006, the Value Fund paid the Adviser advisory fees of $393,876, $414,554 and $417,347, respectively. For the fiscal years ended March 31, 2008, 2007 and 2006, the Balanced Fund paid the Adviser advisory fees of $452,156, $452,725 and $426,202, respectively.

The Adviser is controlled by its three majority stockholders, John M. Flippin, John T. Bruce and R. Gregory Porter III. As affiliates of the Adviser, Messrs. Flippin, Bruce and Porter may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGER

Other Accounts Managed (as of March 31, 2008)
----------------------

John T. Bruce, the Funds' Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.
None of these accounts has an advisory fee based on the performance of the account.

------------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of      Total Assets in
                                                               Number                      Accounts with     Accounts with
                                                                 of                         Advisory Fee      Advisory Fee
Name of Portfolio                                             Accounts   Total Assets in      Based on          Based on
     Manager                    Type of Accounts               Managed   Accounts Managed   Performance       Performance
------------------------------------------------------------------------------------------------------------------------------
John T. Bruce       Registered investment companies:              0            $ 0               0                $ 0
                    Other pooled investment vehicles:             0            $ 0               0                $ 0
                    Other accounts:                              58        $338,413,460          0                $ 0
------------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

The investment strategy of the Funds and other accounts managed by the Portfolio Manager are the same. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Portfolio Manager's compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser's profit sharing plan, 401(k) plan and health plan. The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

Ownership of Fund Shares
------------------------

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of March 31, 2008.

----------------------------------------------------------------------------------------
         Name of                                             Dollar Value of Fund Shares
    Portfolio Manager     Fund Shares Beneficially Owned          Beneficially Owned
----------------------------------------------------------------------------------------
John T. Bruce             FBP Value Fund                           Over $1,000,000
                          FBP Balanced Fund                        Over $1,000,000
----------------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2008, 2007, and 2006, the Value Fund paid administration fees to the Administrator of $74,975, $78,258 and $80,355, respectively, and the Balanced Fund paid administration fees to the Administrator of $83,417, $83,467 and $79,549, respectively.

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, the Funds pay the Administrator an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on total average net assets in excess of $100 million. For the fiscal years ended March 31, 2008 and 2007, the Value Fund paid compliance service fees to the Administrator of $9,439 and $6,413, respectively, and the Balanced Fund paid compliance service fees to the Administrator of $9,551 and $6,481, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2008, 2007 and 2006, the total brokerage commissions paid by the Value Fund were $61,445, $35,367 and $30,830, respectively. During the fiscal years ended March 31, 2008, 2007 and 2006, the total brokerage commissions paid by the Balanced Fund were $51,804, $21,648 and $21,729, respectively. The primary reason for the increase in the amount of aggregate brokerage commissions paid by each fund during the most recent fiscal year was the higher level of portfolio turnover during that year, which was the result of a high level of market volatility coupled with changes in the Adviser's assessment of the relative attractiveness of particular industry groups and individual securities.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 2008, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $33,431,691 and $59,995, respectively, for the Value Fund and $27,921,199 and $50,526, respectively, for the Balanced Fund.

As of March 31, 2008, the Value Fund and the Balanced Fund each held common stock issued by the parent company of Citigroup Global Markets Inc. (the market value of which was $987,462 and $1,071,000, respectively). Citigroup Global Markets Inc. is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

                          Flippin, Bruce & Porter Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. The Board of Trustees has authorized the Funds to make payment in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust's series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net investment income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and shares of The Davenport Core Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

      o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

      o Each of the Funds' ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.fbpinc.com. The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

      o Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Trust. The Compliance Officer found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

------------------------------------------------------------------------------------------------------------------------------
                                                                     TIMING OF RELEASE AND          RECEIPT OF COMPENSATION
            NAME OF                                                      CONDITIONS OR           OR OTHER CONSIDERATION BY THE
RATING OR RANKING ORGANIZATION       INFORMATION PROVIDED             RESTRICTIONS ON USE           FUND OR AFFILIATED PARTY
------------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.                CUSIP, description,            Provided monthly, with a                    None
                                 shares/par, market value       30-day lag. No formal
                                                                conditions or restrictions.
------------------------------------------------------------------------------------------------------------------------------
Lipper                           CUSIP, description,            Provided monthly, with a                    None
                                 shares/par                     30-day lag.  No formal
                                                                conditions or restrictions.
                                                                Lipper indicates that it will
                                                                not trade based on the Funds'
                                                                portfolio information, and it
                                                                prohibits its employees from
                                                                any such trading.
------------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                   CUSIP, shares/par, market      Provided quarterly, with a                  None
                                 value                          15-day lag. No formal
                                                                conditions or restrictions.
                                                                Bloomberg indicates that it
                                                                requires all employees to sign
                                                                confidentiality agreements
                                                                acknowledging all information
                                                                received during their
                                                                employment must be used for
                                                                legitimate business purposes
                                                                only.
------------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.           CUSIP, description,            Provided monthly, with a                    None
                                 shares/par, market value,      30-day lag.  No formal
                                 coupon, maturity date, % of    conditions or restrictions.
                                 net assets                     S&P indicates that its
                                                                employees are required to
                                                                follow a code of business
                                                                conduct that prohibits them
                                                                from using portfolio
                                                                information for anything other
                                                                than performing their job
                                                                responsibilities, and S&P
                                                                employees must certify
                                                                annually that they have
                                                                followed this code of business
                                                                conduct.
------------------------------------------------------------------------------------------------------------------------------
Thompson Financial               CUSIP, shares/par, market      Provided quarterly, with a 15-day           None
                                 value, cost basis              lag.  No formal conditions or
                                                                restrictions.  Thomson   Financial
                                                                indicates  that it requires all employees
                                                                to sign confidentiality  agreements
                                                                acknowledging that all information
                                                                received during their employment must be
                                                                used for legitimate business purposes only.
------------------------------------------------------------------------------------------------------------------------------

            The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

      o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

      o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a written report as to the compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of June 30, 2008, the Flippin, Bruce & Porter, Inc. Profit Sharing Plan & Trust and the Flippin, Bruce & Porter, Inc. Employee Stock Ownership and Savings Plan, P.O. Box 6138, Lynchburg, Virginia 24505, collectively owned of record 7.7% of the outstanding shares of the Value Fund and 11.9% of the outstanding shares of the Balanced Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund ("T") are computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)^n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2008:

                                                      FBP VALUE FUND
                                           One Year     Five Years     Ten Years
                                           --------     ----------     ---------
Return Before Taxes                        -16.33%         9.92%         3.45%
Return After Taxes on Distributions        -17.31%         9.06%         2.78%
Return After Taxes on Distributions
     and Sale of Fund Shares                -9.06%         8.72%         2.90%

                                                    FBP BALANCED FUND
                                           One Year     Five Years     Ten Years
                                           --------     ----------     ---------
Return Before Taxes                         -9.27%         8.28%         4.41%
Return After Taxes on Distributions        -10.51%         7.19%         3.03%
Return After Taxes on Distributions
     and Sale of Fund Shares                -4.63%         7.07%         3.31%

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Value Fund and the Balanced Fund for the 30 days ended March 31, 2008 were 1.46% and 2.21%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2008, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2.    DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3.    POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6.    NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b)   GUIDELINES  ON  SOCIAL  AND  POLITICAL   ISSUES.   Social  and
political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

                      STATEMENT OF POLICIES AND PROCEDURES
                            RELATING TO PROXY VOTING

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES
----------

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of portfolio managers and analysts from the FBP Investment Committee. The Proxy Voting Committee is responsible for:

      Developing, updating and implementing the policies and procedures. Overseeing the proxy voting process.
      Monitoring   legislative  and  corporate   governance   developments   and
      coordinating any communication related to proxy issues.
      Meeting regularly as necessary to fulfill its responsibilities.
      Annual review of all proxy policies.

All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the analyst, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the FBP Executive Committee for action. If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement. FBP will determine that the third party does not have a conflict of interest regarding the issuer in question. FBP will vote the proxy in accordance with the recommendation of that third party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines WITHOUT consulting an independent third party. (See XII. MATERIALITY) A holding will be considered to be immaterial if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES
---------------------

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management.

These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. GENERAL PHILOSOPHY- After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance - FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business - Ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." In that the board is limited in what actions it may legally take with such authority, FBP will generally vote in favor of such proposals.

II. BOARD OF DIRECTORS - Separating the positions of Chairman and CEO - In order to maximize the board's ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence - FBP will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement - FBP will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and
b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting - FBP will generally support proposals calling for the election of directors by a majority vote.

III. AUDITORS - Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements. Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. PROXY CONTESTS - FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management's track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.

FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. PROXY CONTEST DEFENSES - FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. TENDER OFFER DEFENSES - FBP will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills - FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions - FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail - FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements - FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements - FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of "patient capital."

VII. MISCELLANEOUS GOVERNANCE PROVISIONS - Confidential Voting - FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination   Proposals  -  FBP  will  assess  the  total  benefits  and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.

FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. CAPITAL STRUCTURE - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device.

Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock - Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance. FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights - FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation - FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state's courts interpretations of laws governing unsolicited takeovers. FBP will generally oppose proposals to establish an offshore presence for tax purposes.

IX. EXECUTIVE AND DIRECTOR COMPENSATION - Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

Stock Option Plans - Consideration will be given to the financial reasonableness of the plan relative to the company's market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation - Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related  Compensation  Proposals - The Omnibus  Budget  Reconciliation  Act
(OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes - Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. FBP will oppose all Golden and Tin parachutes.

Executive Severance Compensation - FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers - FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans - FBP will generally support proposals to implement 401(k) Employee Benefit Plans

Employee Savings Plans - FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

X. MERGERS AND ACQUISITIONS - Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. SOCIAL ISSUES - FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. MATERIALITY - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts. FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be immaterial. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases the proxy will be voted along the guidelines recommended by the management of that company.

--------------------------------------------------------------------------------

                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS

                         ==============================
                                 FBP VALUE FUND
                                FBP BALANCED FUND


                                  ANNUAL REPORT
                                 March 31, 2008


                                  NO-LOAD FUNDS

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                              MAY 21, 2008
================================================================================

We are pleased to report on your Funds and their investments for the fiscal year ended March 31, 2008.

The first quarter of 2008 saw weakness in equity markets around the world as investors found themselves in the midst of a bona fide credit crunch brought on by the state of the U.S. housing market and its related side effects. Stocks in the U.S. fell almost 10%, the most difficult quarter since the bear market of 2002. Clearly, there are significant challenges facing the economy and the markets. In our opinion, recent actions taken by the Federal Reserve will work to stimulate the economy and calm fears of a financial meltdown. The Fed funds rate has been cut significantly and liquidity has been pushed into the system. Additionally, the Fed stepped in to orchestrate a takeover of Bear Stearns and opened its lending window to investment banks, a highly unusual and innovative strategy. While no single institution, not even the Fed, can fix the problems of the economy in a single action, we believe its recent aggressive steps will go a long way toward restoring confidence in the system.

The net asset values of the FBP Value Fund and the FBP Balanced Fund have also suffered over this past fiscal year, as the stocks in each fund underperformed the S&P 500. We are quite disappointed, as we know you are, in these most recent results. When looking over the past year, the Funds' holdings in Financials, increased exposure to Consumer Discretionary stocks and low exposure to Energy stocks have been the primary drivers of the Funds' returns. A natural question is, "why stay with these consumer and bank-related investments when the price of energy goes up every day?" We have heard this type of question before. It often comes up at major inflection points in the markets, but may be focused on different companies or sectors each time. We believe the two dominant emotions that drive market turning points are fear and greed. We know that historically when fear grips the market, substantial opportunities are created in select stocks and sectors, and greed continues to drive the same groups higher and higher until something happens that will shift the focus.

There have been three distinct periods over the last twenty years where a value approach, similar to that used in the management of your Funds, had very disappointing relative results. Each resulted from an extended period of outperformance by a few sectors, and coincided with a period where stocks with deep value characteristics performed poorly. In the 1990 period, much like today, Financials and other select groups were under stress and performed poorly, while a narrow group of growth stocks led the way. An inflection point in late 1990, led by aggressive Federal Reserve action, changed market leadership. At that time, the FBP Balanced Fund (the FBP Equity Fund was not started until July 30, 1993) was positioned to benefit from that changed leadership, which lasted for multiple years. The Technology bubble was a similar occurrence. The Funds lagged the indexes, as we did not own enough of the technology stocks that moved higher and higher in late 1999 and early 2000. Simultaneously we were adding to low P/E stocks, which didn't find a bottom until after the tech bubble burst. Again, market leadership changed, and the laggards of the previous period became the new winners.

The market's performance in 2007 and early 2008 has been driven by extended moves in late- stage cyclicals, principally the Energy, Utilities (energy influence) and Materials sectors. Our disciplines and process moved us into Energy correctly a number of years ago, prior to the substantial increase in the price of crude oil, but those same disciplines began to move us out much too early, thus holding back returns the last few years, especially in the fourth quarter of 2007. Additionally, as Consumer Discretionary stocks weakened in 2007, we began building positions in these early cyclicals, understanding that they would respond favorably to Federal Reserve interest rate cuts. This also held back returns over the past fiscal year. In a nutshell, we positioned the portfolios six to nine months too early. Therefore, driven by our bottom-up approach, the Funds are currently underweighted in the Energy, Utilities and Materials sectors. We believe these have been the glamorous stocks of this past cycle. These sectors typically outperform near the end of an economic expansion. With the economy in or near recession and with the substantial fiscal and money stimulus being applied, we believe we are in a period where early-stage cyclicals will resume market leadership. Thus, sectors such as Consumer Discretionary, Financial and Technology should perform relatively better as investors come to believe 2009 will be a better year economically than 2008. The FBP Funds' portfolios are positioned to benefit strongly as leadership changes to these early cyclical sectors, which we believe ultimately will be the case. As we look back at the extreme volatility in the first quarter, it appears the market is attempting to transition leadership from late-stage cyclicals to early-stage cyclicals. This leadership change will not likely occur overnight and we may well experience fits and starts, yet we are confident that this rotation is inevitable and will benefit the Funds.

Since our last semi-annual report to you, we have added two new stocks to the portfolios of each Fund: Sealed Air Corporation and Dell Computer. Sealed Air is a worldwide leader in packaging with two major operating divisions: food packaging and protective packaging. The company has been faced with shrinking gross profit margins due in large part to higher costs for its petroleum-based resins used as raw materials for much of its products. We expect margins will benefit from declining oil prices and from capacity expansions that will locate plants in lower-cost regions which are closer to the end user of the product. Additionally, Sealed Air's food packaging business has an emphasis on meat packaging products, and the company should benefit from increasing meat consumption levels in foreign markets. This well-managed company trades substantially below its ten-year average valuation levels. Dell is a worldwide leader in technology hardware production. Dell maintains a very strong position as a premier provider of technology products around the world. It built this position by leveraging direct-to-consumer customer service and efficient manufacturing systems to offer high quality products at a low price. This strategy has recently been adjusted to include retail agreements with leading retail chains worldwide. We believe this strategy will prove to help the company regain sales momentum. The company has significant exposure to international markets and its retail expansion should serve to ramp up international revenues. We believe management has a heightened focus on cost control, improving operational efficiencies and margin improvement.

We also have eliminated Sprint Nextel and substantially reduced Altria. Sprint was eliminated following its first quarter earnings call when the company disclosed very disappointing subscriber losses and a disappointing outlook. Altria reached our full value estimate in anticipation of finally dividing the company into multiple companies. Altria has been a very successful long-term holding in each of the Funds.

In summary, we believe the Funds' portfolio holdings represent excellent value and will respond accordingly as we move through the changes that occur over normal business cycles. Our staff continues to work diligently on your behalf with the same investment philosophy and approach developed twenty-three years ago. We appreciate your patience, confidence and support during this difficult market period and welcome any questions you may have.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and staff. And again, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager
May 21, 2008


THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS IT'S ACCOMPANIED BY A CURRENT PROSPECTUS.

THIS REPORT REFLECTS OUR VIEWS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FOR MORE CURRENT INFORMATION THROUGHOUT THE YEAR PLEASE VISIT WWW.FBPINC.COM.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

STANDARD & POOR'S 500 INDEX        FBP VALUE FUND       CONSUMER PRICE INDEX
----------------------------     ------------------     ---------------------
       DATE      VALUE             DATE      VALUE          DATE      VALUE
       ----      -----             ----      -----          ----      -----
     03/31/98  $ 10,000          03/31/98  $ 10,000       03/31/98  $ 10,000
     06/30/98    10,330          06/30/98     9,965       06/30/98    10,056
     09/30/98     9,303          09/30/98     8,435       09/30/98    10,098
     12/31/98    11,284          12/31/98    10,510       12/31/98    10,141
     03/31/99    11,846          03/31/99    10,774       03/31/99    10,166
     06/30/99    12,681          06/30/99    12,225       06/30/99    10,258
     09/30/99    11,889          09/30/99    10,616       09/30/99    10,313
     12/31/99    13,658          12/31/99    10,902       12/31/99    10,394
     03/31/00    13,971          03/31/00    10,192       03/31/00    10,493
     06/30/00    13,600          06/30/00     9,826       06/30/00    10,598
     09/30/00    13,468          09/30/00    10,220       09/30/00    10,678
     12/31/00    12,415          12/31/00    10,693       12/31/00    10,758
     03/31/01    10,943          03/31/01    10,924       03/31/01    10,864
     06/30/01    11,583          06/30/01    11,734       06/30/01    10,981
     09/30/01     9,883          09/30/01    10,312       09/30/01    10,969
     12/31/01    10,939          12/31/01    11,911       12/31/01    10,962
     03/31/02    10,969          03/31/02    11,927       03/31/02    10,988
     06/30/02     9,500          06/30/02    10,408       06/30/02    11,111
     09/30/02     7,858          09/30/02     8,654       09/30/02    11,166
     12/31/02     8,521          12/31/02     9,325       12/31/02    11,203
     03/31/03     8,253          03/31/03     8,753       03/31/03    11,314
     06/30/03     9,523          06/30/03    10,485       06/30/03    11,339
     09/30/03     9,776          09/30/03    10,964       09/30/03    11,407
     12/31/03    10,966          12/31/03    12,302       12/31/03    11,401
     03/31/04    11,152          03/31/04    12,832       03/31/04    11,506
     06/30/04    11,344          06/30/04    12,983       06/30/04    11,686
     09/30/04    11,132          09/30/04    12,513       09/30/04    11,710
     12/31/04    12,159          12/31/04    13,632       12/31/04    11,803
     03/31/05    11,898          03/31/05    13,429       03/31/05    11,945
     06/30/05    12,061          06/30/05    13,741       06/30/05    12,108
     09/30/05    12,496          09/30/05    13,971       09/30/05    12,233
     12/31/05    12,756          12/31/05    14,430       12/31/05    12,307
     03/31/06    13,293          03/31/06    15,044       03/31/06    12,376
     06/30/06    13,102          06/30/06    14,863       06/30/06    12,612
     09/30/06    13,844          09/30/06    15,990       09/30/06    12,699
     12/31/06    14,771          12/31/06    16,979       12/31/06    12,550
     03/31/07    14,866          03/31/07    16,785       03/31/07    12,674
     06/30/07    15,799          06/30/07    17,787       06/30/07    12,951
     09/30/07    16,120          09/30/07    17,405       09/30/07    12,949
     12/31/07    15,583          12/31/07    15,791       12/31/07    13,090
     03/31/08    14,111          03/31/08    14,044       03/31/08    13,184

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED) (CONTINUED)
================================================================================

                               FBP BALANCED FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

STANDARD & POOR'S 500 INDEX      FBP BALANCED FUND      CONSUMER PRICE INDEX
----------------------------     ------------------     ---------------------

       DATE      VALUE             DATE      VALUE          DATE      VALUE
       ----      -----             ----      -----          ----      -----
     03/31/98  $ 10,000          03/31/98  $ 10,000       03/31/98  $ 10,000
     06/30/98    10,330          06/30/98    10,090       06/30/98    10,056
     09/30/98     9,303          09/30/98     9,077       09/30/98    10,098
     12/31/98    11,284          12/31/98    10,569       12/31/98    10,141
     03/31/99    11,846          03/31/99    10,874       03/31/99    10,166
     06/30/99    12,681          06/30/99    11,828       06/30/99    10,258
     09/30/99    11,889          09/30/99    10,748       09/30/99    10,313
     12/31/99    13,658          12/31/99    11,131       12/31/99    10,394
     03/31/00    13,971          03/31/00    10,670       03/31/00    10,493
     06/30/00    13,600          06/30/00    10,342       06/30/00    10,598
     09/30/00    13,468          09/30/00    10,759       09/30/00    10,678
     12/31/00    12,415          12/31/00    11,248       12/31/00    10,758
     03/31/01    10,943          03/31/01    11,453       03/31/01    10,864
     06/30/01    11,583          06/30/01    12,030       06/30/01    10,981
     09/30/01     9,883          09/30/01    11,199       09/30/01    10,969
     12/31/01    10,939          12/31/01    12,364       12/31/01    10,962
     03/31/02    10,969          03/31/02    12,338       03/31/02    10,988
     06/30/02     9,500          06/30/02    11,263       06/30/02    11,111
     09/30/02     7,858          09/30/02    10,049       09/30/02    11,166
     12/31/02     8,521          12/31/02    10,667       12/31/02    11,203
     03/31/03     8,253          03/31/03    10,344       03/31/03    11,314
     06/30/03     9,523          06/30/03    11,832       06/30/03    11,339
     09/30/03     9,776          09/30/03    12,227       09/30/03    11,407
     12/31/03    10,966          12/31/03    13,325       12/31/03    11,401
     03/31/04    11,152          03/31/04    13,777       03/31/04    11,506
     06/30/04    11,344          06/30/04    13,861       06/30/04    11,686
     09/30/04    11,132          09/30/04    13,512       09/30/04    11,710
     12/31/04    12,159          12/31/04    14,396       12/31/04    11,803
     03/31/05    11,898          03/31/05    14,218       03/31/05    11,945
     06/30/05    12,061          06/30/05    14,460       06/30/05    12,108
     09/30/05    12,496          09/30/05    14,629       09/30/05    12,233
     12/31/05    12,756          12/31/05    14,995       12/31/05    12,307
     03/31/06    13,293          03/31/06    15,470       03/31/06    12,376
     06/30/06    13,102          06/30/06    15,386       06/30/06    12,612
     09/30/06    13,844          09/30/06    16,272       09/30/06    12,699
     12/31/06    14,771          12/31/06    17,044       12/31/06    12,550
     03/31/07    14,866          03/31/07    16,970       03/31/07    12,674
     06/30/07    15,799          06/30/07    17,750       06/30/07    12,951
     09/30/07    16,120          09/30/07    17,579       09/30/07    12,949
     12/31/07    15,583          12/31/07    16,568       12/31/07    13,090
     03/31/08    14,111          03/31/08    15,397       03/31/08    13,184

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (FOR PERIODS ENDED MARCH 31, 2008)

                                       1 YEAR       5 YEARS       10 YEARS
                                       ------       -------       --------
FBP Value Fund                         -16.33%        9.92%         3.45%
FBP Balanced Fund                       -9.27%        8.28%         4.41%
Standard & Poor's 500 Index             -5.08%       11.32%         3.50%
Consumer Price Index                     4.03%        3.11%         2.80%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

GENERAL INFORMATION                       ASSET ALLOCATION
---------------------------------------   --------------------------------------
Net Asset Value Per Share        $20.99             [PIE CHART OMITTED]
Total Net Assets (Millions)      $ 43.1
Current Expense Ratio             1.01%   Cash Equivalents               0.6%
Portfolio Turnover                  26%   Stocks                        99.4%
Fund Inception Date             7/30/93

                             FBP VALUE    S&P 500
STOCK CHARACTERISTICS          FUND        INDEX
-------------------------------------------------
Number of Stocks                 45         500
Weighted Avg Market
  Capitalization (Billions)    90.5        95.3
Price-to-Earnings Ratio
  (IBES 1 Yr. Forecast EPS)    12.3        13.2
Price-to-Book Value             2.0         2.5

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
-------------------------------------------------

                 [BAR CHART OMITTED]

                              (% OF NET ASSETS)

                             FBP VALUE    S&P 500
                               FUND        INDEX
                               ----        -----
Consumer Discretionary        14.9%        8.6%
Consumer Staples               7.8%       11.1%
Energy                         3.6%       13.3%
Financials                    26.7%       16.8%
Health Care                   15.9%       11.7%
Industrials                   11.3%       12.2%
Information Technology        17.9%       15.7%
Materials                      1.3%        3.6%
Telecommunication Services     0.6%        3.4%
Utilities                      0.0%        3.6%

TEN LARGEST HOLDINGS                 % OF NET ASSETS
----------------------------------------------------
International Business
  Machines Corporation                     4.6%
Bank of America Corporation                4.3%
General Electric Company                   4.3%
Wal-Mart Stores, Inc.                      4.3%
Johnson & Johnson                          4.3%
Pfizer, Inc.                               3.6%
JPMorgan Chase & Company                   3.5%
American International Group, Inc.         3.5%
Travelers Companies, Inc. (The)            2.9%
Cisco Systems, Inc.                        2.8%

FBP BALANCED FUND
PORTFOLIO  INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

GENERAL INFORMATION                       ASSET ALLOCATION
---------------------------------------   --------------------------------------
Net Asset Value Per share        $15.84            [PIE CHART OMITTED]
Total Net assets (Millions)       $55.0
Current Expense Ratio             0.96%   Cash Equivalents              4.2%
Portfolio Turnover                  29%   Fixed Income                 26.4%
Fund Inception Date            7/3/1989   Stocks                       69.4%

STOCK PORTFOLIO (69.4% OF FUND)
--------------------------------------------------------------------------------
Number of Stocks                  45      TEN LARGEST HOLDINGS   % OF NET ASSETS
Weighted Avg Market                       --------------------   ---------------
  Capitalization (Billions)     89.9      International Business
Price-to-Earnings Ratio                     Machines Corporation        3.3%
  (IBES 1 Yr. Forecast EPS)     12.3      Wal-Mart Stores, Inc.         3.2%
Price-to-Book Value              2.0      Johnson & Johnson             3.1%
                                          Bank of America Corporation   2.8%
FIVE LARGEST SECTORS    % OF NET ASSETS   JPMorgan Chase & Company      2.7%
--------------------    ---------------   General Electric Company      2.7%
Financials                    17.9%       Pfizer, Inc.                  2.5%
Information Technology        12.5%       American International
Health Care                   11.2%         Group, Inc.                 2.2%
Consumer Discretionary        10.7%       Kohl's Corp.                  1.9%
Industrials                    7.1%       Citigroup, Inc.               1.9%

FIXED-INCOME PORTFOLIO (26.4% OF FUND)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities    19   SECTOR BREAKDOWN       % OF NET ASSETS
Average Quality                      AA   ----------------       ---------------
Average Stated Maturity             1.7   U.S. Treasury                 3.3%
Average Effective Duration          1.6   Government Agency             6.0%
                                          Corporate                    17.1%

FBP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 99.4%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 14.8%
    24,500   Best Buy Company, Inc. ............................   $  1,015,770
    45,000   Family Dollar Stores, Inc. ........................        877,500
    34,300   General Motors Corporation ........................        653,415
    29,400   Home Depot, Inc. (The) ............................        822,318
    25,500   KB Home ...........................................        630,615
    24,600   Kohl's Corporation (a) ............................      1,055,094
    26,500   Macy's, Inc. ......................................        611,090
    34,300   Wyndham Worldwide Corporation .....................        709,324
                                                                   ------------
                                                                      6,375,126
                                                                   ------------
             CONSUMER STAPLES -- 7.7%
     2,400   Altria Group, Inc. ................................         53,280
    20,000   CVS Caremark Corporation ..........................        810,200
     7,800   Kimberly-Clark Corporation ........................        503,490
     2,400   Philip Morris International, Inc. (a) .............        121,392
    35,000   Wal-Mart Stores, Inc. .............................      1,843,800
                                                                   ------------
                                                                      3,332,162
                                                                   ------------
             ENERGY -- 3.5%
    20,600   Pioneer Natural Resources Company .................      1,011,872
     7,400   Royal Dutch Shell PLC - ADR .......................        510,452
                                                                   ------------
                                                                      1,522,324
                                                                   ------------
             FINANCIALS -- 26.5%
    16,700   American Express Company ..........................        730,124
    34,700   American International Group, Inc. ................      1,500,775
    49,000   Bank of America Corporation .......................      1,857,590
    46,100   Citigroup, Inc. ...................................        987,462
    44,200   Freddie Mac .......................................      1,119,144
    35,300   JPMorgan Chase & Company ..........................      1,516,135
    16,765   Lincoln National Corporation ......................        871,780
    37,300   Popular, Inc. .....................................        434,918
    26,500   Travelers Companies, Inc. (The) ...................      1,268,025
    42,200   Wachovia Corporation ..............................      1,139,400
                                                                   ------------
                                                                     11,425,353
                                                                   ------------
             HEALTH CARE -- 15.9%
    19,800   Amgen, Inc. (a) ...................................        827,244
    28,400   Johnson & Johnson .................................      1,842,308
    14,700   Merck & Company, Inc. .............................        557,865
    73,500   Pfizer, Inc. ......................................      1,538,355
    39,200   Watson Pharmaceuticals, Inc. (a) ..................      1,149,344
    20,600   WellPoint, Inc. (a) ...............................        909,078
                                                                   ------------
                                                                      6,824,194
                                                                   ------------
             INDUSTRIALS -- 11.3%
    17,600   Avery Dennison Corporation ........................        866,800
    10,100   FedEx Corporation .................................        935,967
    50,000   General Electric Company ..........................      1,850,500
    60,000   Masco Corporation .................................      1,189,800
                                                                   ------------
                                                                      4,843,067
                                                                   ------------

FBP VALUE FUND
SCHEDULE OF INVESTMENTS
================================================================================
    SHARES   COMMON STOCKS -- 99.4%(CONTINUED)                         VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 17.8%
    19,600   Agilent Technologies, Inc. (a) ....................   $    584,668
    50,000   Cisco Systems, Inc. (a) ...........................      1,204,500
    20,000   Computer Sciences Corporation (a) .................        815,800
    19,600   Dell, Inc. (a) ....................................        390,432
    95,818   Flextronics International Ltd. (a) ................        899,731
    20,000   Hewlett-Packard Company ...........................        913,200
    17,100   International Business Machines Corporation .......      1,968,894
    31,400   Microsoft Corporation .............................        891,132
                                                                   ------------
                                                                      7,668,357
                                                                   ------------
             MATERIALS -- 1.3%
    22,500   Sealed Air Corporation ............................        568,125
                                                                   ------------

             TELECOMMUNICATIONS SERVICES -- 0.6%
     6,900   Verizon Communications, Inc. ......................        251,505
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $36,743,057) ............   $ 42,810,213
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 1.1%                                VALUE
--------------------------------------------------------------------------------
   454,254   Fidelity Institutional Money Market
               Government Portfolio - Class I (Cost $454,254) ..   $    454,254
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.5%
               (Cost $37,197,311) ..............................   $ 43,264,467

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%) ...       (192,941)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 43,071,526
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 69.4%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 10.7%
    21,600   Best Buy Company, Inc. ............................   $    895,536
    50,000   Family Dollar Stores, Inc. ........................        975,000
    26,000   General Motors Corporation ........................        495,300
    26,000   Home Depot, Inc. (The) ............................        727,220
    28,000   KB Home ...........................................        692,440
    25,000   Kohl's Corporation (a) ............................      1,072,250
    20,000   Macy's, Inc. ......................................        461,200
    28,000   Wyndham Worldwide Corporation .....................        579,040
                                                                   ------------
                                                                      5,897,986
                                                                   ------------
             CONSUMER STAPLES -- 6.4%
     5,000   Altria Group, Inc. ................................        111,000
    22,000   CVS Caremark Corporation ..........................        891,220
     7,700   Kimberly-Clark Corporation ........................        497,035
     5,000   Philip Morris International, Inc. (a) .............        252,900
    33,000   Wal-Mart Stores, Inc. .............................      1,738,440
                                                                   ------------
                                                                      3,490,595
                                                                   ------------
             ENERGY -- 2.2%
    17,000   Pioneer Natural Resources Company .................        835,040
     5,300   Royal Dutch Shell PLC - ADR .......................        365,594
                                                                   ------------
                                                                      1,200,634
                                                                   ------------
             FINANCIALS -- 17.9%
    18,000   American Express Company ..........................        786,960
    27,500   American International Group, Inc. ................      1,189,375
    40,000   Bank of America Corporation .......................      1,516,400
    50,000   Citigroup, Inc. ...................................      1,071,000
    36,400   Freddie Mac .......................................        921,648
    35,000   JPMorgan Chase & Company ..........................      1,503,250
    11,676   Lincoln National Corporation ......................        607,152
    30,000   Popular, Inc. .....................................        349,800
    21,000   Travelers Companies, Inc. (The) ...................      1,004,850
    32,800   Wachovia Corporation ..............................        885,600
                                                                   ------------
                                                                      9,836,035
                                                                   ------------
             HEALTH CARE -- 11.2%
    18,000   Amgen, Inc. (a) ...................................        752,040
    26,000   Johnson & Johnson .................................      1,686,620
    13,000   Merck & Company, Inc. .............................        493,350
    65,000   Pfizer, Inc. ......................................      1,360,450
    36,000   Watson Pharmaceuticals, Inc. (a) ..................      1,055,520
    18,500   WellPoint, Inc. (a) ...............................        816,405
                                                                   ------------
                                                                      6,164,385
                                                                   ------------
             INDUSTRIALS -- 7.1%
    15,500   Avery Dennison Corporation ........................        763,375
     7,400   FedEx Corporation .................................        685,758
    40,000   General Electric Company ..........................      1,480,400
    50,000   Masco Corporation .................................        991,500
                                                                   ------------
                                                                      3,921,033
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 69.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 12.5%
    12,000   Agilent Technologies, Inc. (a) ....................   $    357,960
    43,000   Cisco Systems, Inc. (a) ...........................      1,035,870
    21,000   Computer Sciences Corporation (a) .................        856,590
    20,000   Dell, Inc. (a) ....................................        398,400
    88,000   Flextronics International Ltd. (a) ................        826,320
    17,000   Hewlett-Packard Company ...........................        776,220
    15,800   International Business Machines Corporation .......      1,819,212
    27,000   Microsoft Corporation .............................        766,260
                                                                   ------------
                                                                      6,836,832
                                                                   ------------
             MATERIALS -- 0.9%
    20,000   Sealed Air Corporation ............................        505,000
                                                                   ------------

             TELECOMMUNICATIONS SERVICES -- 0.5%
     8,000   Verizon Communications, Inc. ......................        291,600
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $30,333,498) ............   $ 38,144,100
                                                                   ------------

================================================================================
 PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 9.3%            VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 3.3%
$1,000,000     5.00%, due 07/31/2008 ...........................   $  1,011,797
   750,000     4.50%, due 11/15/2010 ...........................        804,258
                                                                   ------------
                                                                      1,816,055
                                                                   ------------
             FEDERAL HOME LOAN BANK -- 4.6%
   500,000     4.28%, due 07/14/2008 ...........................        502,626
   500,000     4.035%, due 03/09/2009 ..........................        508,112
   750,000     5.125%, due 05/28/2010 ..........................        753,470
   750,000     5.05%, due 08/24/2011 ...........................        778,048
                                                                   ------------
                                                                      2,542,256
                                                                   ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.4%
   750,000     5.25%, due 10/06/2011 ...........................        759,846
                                                                   ------------

             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $5,000,893) ...............................   $  5,118,157
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 17.1%                                  VALUE
--------------------------------------------------------------------------------
             FINANCIALS -- 7.4%
             Bankers Trust New York Corporation,
$  750,000     7.375%, due 05/01/2008 ..........................   $    752,414
             Credit Suisse First Boston USA, Inc.,
   750,000     4.70%, due 06/01/2009 ...........................        756,173
             International Lease Finance Corporation,
   750,000     5.40%, due 02/15/2012 ...........................        739,784
             Northern Trust Company,
 1,000,000     7.10%, due 08/01/2009 ...........................      1,048,340
             Prudential Financial, Inc.,
   750,000     5.80%, due 06/15/2012 ...........................        785,929
                                                                   ------------
                                                                      4,082,640
                                                                   ------------
             HEALTH CARE -- 1.4%
             UnitedHealth Group, Inc.,
   750,000     5.25%, due 03/15/2011 ...........................        765,096
                                                                   ------------

             INDUSTRIALS -- 5.5%
             Donnelley (R.R.) & Sons Company,
   750,000     3.75%, due 04/01/2009 ...........................        742,538
             Kraft Foods, Inc.,
   750,000     5.625%, due 11/01/2011 ..........................        764,175
             Newell Rubbermaid, Inc.,
   750,000     4.625%, due 12/15/2009 ..........................        752,843
             Ryder System, Inc.,
   750,000     5.00%, due 04/01/2011 ...........................        796,830
                                                                   ------------
                                                                      3,056,386
                                                                   ------------
             UTILITIES -- 2.8%
             Ohio Power Company,
   750,000     5.30%, due 11/01/2010 ...........................        771,298
             Public Service Electric & Gas Company,
   750,000     4.00%, due 11/01/2008 ...........................        750,507
                                                                   ------------
                                                                      1,521,805
                                                                   ------------

             TOTAL CORPORATE BONDS (Cost $9,235,690) ...........   $  9,425,927
                                                                   ------------

================================================================================
 PAR VALUE   REPURCHASE AGREEMENTS(B) -- 0.9%                          VALUE
--------------------------------------------------------------------------------
  $518,083   U.S. Bank N.A., 1.50%, dated 03/31/2008,
               due 04/01/2008, repurchase proceeds: $518,105
               (Cost $518,083) .................................   $    518,083
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   MONEY MARKET FUNDS -- 5.0%                                VALUE
--------------------------------------------------------------------------------
 2,721,223   Fidelity Institutional Money Market
               Government Portfolio (Cost $2,721,223) ..........   $  2,721,223
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 101.7%
             (Cost $47,809,387) ................................   $ 55,927,490

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%) ...       (932,367)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 54,995,123
                                                                   ============

(a)   Non-income producing security.

(b) Repurchase agreement is fully collateralized by $518,083 FGLMC, Pool #1B2797, 4.475%, due 02/01/2035. The aggregate market value of the collateral at March 31, 2008 was $528,617.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2008
=======================================================================================
                                                               FBP             FBP
                                                              VALUE          BALANCED
                                                               FUND            FUND
---------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ..............................   $ 37,197,311    $ 47,809,387
                                                           ============    ============
      At value (Note 1) ................................   $ 43,264,467    $ 55,927,490
   Dividends and interest receivable ...................         57,066         285,696
   Receivable for capital shares sold ..................          3,074           1,033
   Other assets ........................................          6,233           3,966
                                                           ------------    ------------
      TOTAL ASSETS .....................................     43,330,840      56,218,185
                                                           ------------    ------------
LIABILITIES
   Distributions payable ...............................         23,123          94,462
   Payable for investment securities purchased .........        176,372       1,064,319
   Payable for capital shares redeemed .................         16,893          13,363
   Accrued investment advisory fees (Note 3) ...........         25,869          32,837
   Payable to Administrator (Note 3) ...................          6,050           7,050
   Other accrued expenses and liabilities ..............         11,007          11,031
                                                           ------------    ------------
      TOTAL LIABILITIES ................................        259,314       1,223,062
                                                           ------------    ------------

NET ASSETS .............................................   $ 43,071,526    $ 54,995,123
                                                           ============    ============
Net assets consist of:
   Paid-in capital .....................................   $ 37,027,493    $ 46,925,816
   Accumulated undistributed net investment income .....             --          45,666
   Distributions in excess of realized gains ...........        (23,123)        (94,462)
   Net unrealized appreciation on investments ..........      6,067,156       8,118,103
                                                           ------------    ------------
Net assets .............................................   $ 43,071,526    $ 54,995,123
                                                           ============    ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)      2,051,594       3,470,876
                                                           ============    ============
Net asset value, offering price and redemption
   price per share (Note 1) ............................   $      20.99    $      15.84
                                                           ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2008
====================================================================================
                                                            FBP             FBP
                                                           VALUE          BALANCED
                                                            FUND            FUND
------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .........................................   $         --    $    838,109
   Dividends ........................................      1,243,902       1,104,072
                                                        ------------    ------------
      TOTAL INVESTMENT INCOME .......................      1,243,902       1,942,181
                                                        ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ................        393,876         452,156
   Administration fees (Note 3) .....................         74,975          83,417
   Professional fees ................................         18,207          19,687
   Postage and supplies .............................         17,788          13,425
   Trustees' fees and expenses ......................         13,002          13,002
   Custodian fees ...................................         11,967          10,719
   Registration fees ................................         12,236           7,272
   Compliance service fees (Note 3) .................          9,439           9,551
   Printing of shareholder reports ..................          5,928           3,901
   Insurance expense ................................          4,110           4,422
   Other expenses ...................................          3,091           3,390
                                                        ------------    ------------
      TOTAL EXPENSES ................................        564,619         620,942
                                                        ------------    ------------

NET INVESTMENT INCOME ...............................        679,283       1,321,239
                                                        ------------    ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains on security transactions ......      3,349,834       3,294,326
   Net realized gains on option contracts written ...        119,265         112,605
   Net realized gains on in-kind redemptions (Note 1)        370,882              --
   Net change in unrealized appreciation/
      depreciation on investments ...................    (13,281,533)    (10,396,097)
                                                        ------------    ------------
NET REALIZED AND UNREALIZED LOSSES
   ON INVESTMENTS ...................................     (9,441,552)     (6,989,166)
                                                        ------------    ------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS ..................................   $ (8,762,269)   $ (5,667,927)
                                                        ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                       FBP                             FBP
                                                    VALUE FUND                    BALANCED FUND
                                           ----------------------------    ----------------------------
                                               YEAR           YEAR             YEAR            YEAR
                                              ENDED          ENDED            ENDED           ENDED
                                             MARCH 31,      MARCH 31,        MARCH 31,       MARCH 31,
                                               2008           2007             2008            2007
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ................   $    679,283    $    703,122    $  1,321,239    $  1,263,651
  Net realized gains on:
    Security transactions ..............      3,349,834       3,893,568       3,294,326       2,661,939
    Option contracts written ...........        119,265         269,755         112,605         180,970
    In-kind redemptions (Note 1). ......        370,882              --              --              --
  Net change in unrealized appreciation/
    depreciation on investments.. ......    (13,281,533)      1,578,555     (10,396,097)      1,880,976
                                           ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from operations ......................     (8,762,269)      6,445,000      (5,667,927)      5,987,536
                                           ------------    ------------    ------------    ------------
DISTRIBUTIONS TO
  SHAREHOLDERS
  From net investment income ...........       (687,582)       (703,259)     (1,357,079)     (1,261,402)
  From realized capital gains on
    security transactions ..............     (3,492,371)     (4,163,508)     (3,501,622)     (2,826,469)
  Return of capital ....................       (393,309)             --        (219,267)             --
                                           ------------    ------------    ------------    ------------
Decrease in net assets from
  distributions to shareholders.. ......     (4,573,262)     (4,866,767)     (5,077,968)     (4,087,871)
                                           ------------    ------------    ------------    ------------
FROM CAPITAL
  SHARE TRANSACTIONS
  Proceeds from shares sold ............      3,160,085       7,533,124       3,637,669       2,955,850
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ....................      4,441,138       4,724,181       4,737,391       3,694,969
  Payments for shares redeemed .........    (11,427,076)    (13,213,446)     (8,991,631)     (4,973,441)
                                           ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from capital share transactions. .....     (3,825,853)       (956,141)       (616,571)      1,677,378
                                           ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ........................    (17,161,384)        622,092     (11,362,466)      3,577,043

NET ASSETS
  Beginning of year ....................     60,232,910      59,610,818      66,357,589      62,780,546
                                           ------------    ------------    ------------    ------------
  End of year ..........................   $ 43,071,526    $ 60,232,910    $ 54,995,123    $ 66,357,589
                                           ============    ============    ============    ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ................   $         --    $      8,299    $     45,666    $     81,506
                                           ============    ============    ============    ============
CAPITAL SHARE ACTIVITY
  Sold .................................        121,432         276,657         196,696         155,242
  Reinvested ...........................        173,994         171,718         265,687         194,182
  Redeemed .............................       (450,272)       (483,330)       (493,053)       (260,834)
                                           ------------    ------------    ------------    ------------
  Net increase (decrease) in
    shares outstanding .................       (154,846)        (34,955)        (30,670)         88,590
  Shares outstanding at
    beginning of year ..................      2,206,440       2,241,395       3,501,546       3,412,956
                                           ------------    ------------    ------------    ------------
  Shares outstanding at end of year ....      2,051,594       2,206,440       3,470,876       3,501,546
                                           ============    ============    ============    ============

See accompanying notes to financial statements.

FBP VALUE FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                            ------------------------------------------------------------------
                                               2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    27.30    $    26.60    $    25.73    $    24.86    $    17.12
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.32          0.33          0.32          0.29          0.22
  Net realized and unrealized gains
    (losses) on investments. ............        (4.43)         2.71          2.70          0.86          7.74
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (4.11)         3.04          3.02          1.15          7.96
                                            ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.32)        (0.33)        (0.32)        (0.28)        (0.22)
  Distributions from net realized gains .        (1.68)        (2.01)        (1.83)           --            --
  Return of capital .....................        (0.20)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (2.20)        (2.34)        (2.15)        (0.28)        (0.22)
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    20.99    $    27.30    $    26.60    $    25.73    $    24.86
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................      (16.33%)       11.57%        12.03%         4.65%        46.60%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $   43,072    $   60,233    $   59,611    $   61,212    $   50,400
                                            ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .        1.01%         1.01%         1.01%         1.00%         1.02%

Ratio of net investment income to
  average net assets ....................        1.21%         1.19%         1.17%         1.17%         0.94%

Portfolio turnover rate .................          26%           16%           15%           15%           19%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                            ------------------------------------------------------------------
                                               2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    18.95    $    18.39    $    18.06    $    18.40    $    14.46
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.38          0.37          0.33          0.29          0.29
  Net realized and unrealized gains
    (losses) on investments. ............        (2.01)         1.39          1.22          0.28          4.49
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (1.63)         1.76          1.55          0.57          4.78
                                            ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.39)        (0.37)        (0.32)        (0.30)        (0.31)
  Distributions from net realized gains .        (1.02)        (0.83)        (0.90)        (0.61)        (0.53)
  Return of capital .....................        (0.07)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (1.48)        (1.20)        (1.22)        (0.91)        (0.84)
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    15.84    $    18.95    $    18.39    $    18.06    $    18.40
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................       (9.27%)        9.70%         8.81%         3.20%        33.19%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $   54,995    $   66,358    $   62,781    $   61,466    $   58,290
                                            ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .        0.96%         0.97%         0.99%         0.96%         0.98%

Ratio of net investment income to
  average net assets ....................        2.05%         1.95%         1.75%         1.62%         1.68%

Portfolio turnover rate .................          29%           17%           24%           17%           21%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

 See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the "Funds") are no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation --The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements -- Each Fund may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2008 and 2007 are as follows:

---------------------------------------------------------------------------------------
                        Year        Ordinary    Long-Term     Return of       Total
                        Ended        Income   Capital Gains    Capital    Distributions
---------------------------------------------------------------------------------------
FBP Value Fund.......  03/31/08    $  699,173   $3,480,780    $ 393,309    $4,573,262
                       03/31/07    $  952,036   $3,914,731    $      --    $4,866,767
---------------------------------------------------------------------------------------
FBP Balanced Fund....  03/31/08    $1,403,338   $3,455,363    $ 219,267    $5,077,968
                       03/31/07    $1,457,134   $2,630,737    $      --    $4,087,871
---------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund's obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The following information is computed on a tax basis for each item as of March 31, 2008:

--------------------------------------------------------------------------------
                                                      FBP               FBP
                                                   VALUE FUND      BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments ................    $ 37,197,311     $ 47,763,721
                                                  ============     ============
Gross unrealized appreciation ................    $ 10,613,697     $ 11,648,842
Gross unrealized depreciation ................      (4,546,541)      (3,485,073)
                                                  ------------     ------------
Net unrealized appreciation ..................       6,067,156        8,163,769
Other temporary differences ..................         (23,123)         (94,462)
                                                  ------------     ------------
Total distributable earnings .................    $  6,044,033     $  8,069,307
                                                  ============     ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

For the year ended March 31, 2008, the FBP Value Fund and the FBP Balanced Fund reclassified return of capital distributions of $393,309 and $219,267, respectively, against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

During the year ended March 31, 2008, the FBP Value Fund realized $370,882 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital. This reclassification is reflected on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Each Fund adopted the provisions of FIN 48 on September 30, 2007. Management analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through March 31, 2008) for purposes of implementing FIN 48 and has concluded that no provision for income tax is required in the financial statements.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $14,113,924 and $21,769,897, respectively, for the FBP Value Fund and $16,843,965 and $19,612,100, respectively, for the FBP Balanced Fund.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Funds' compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million.

4.    COVERED CALL OPTIONS

A summary of covered call option contracts written during the year ended March 31, 2008 is as follows:

-----------------------------------------------------------------------------------------
                                                 FBP                       FBP
                                             VALUE FUND               BALANCED FUND
-----------------------------------------------------------------------------------------
                                        OPTION       OPTION         OPTION       OPTION
                                      CONTRACTS     PREMIUMS      CONTRACTS     PREMIUMS
-----------------------------------------------------------------------------------------
Options outstanding at
   beginning of year .............           90    $   33,479            96    $   31,721
Options written ..................          470       107,666           416        97,293
Options exercised ................          (40)      (21,879)          (30)      (16,409)
Options expired ..................         (520)     (119,266)         (482)     (112,605)
                                     ----------    ----------    ----------    ----------
Options outstanding at end of year           --    $       --            --    $       --
                                     ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE FLIPPIN, BRUCE & PORTER FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of the FBP Value Fund and the FBP Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the FBP Value Fund and the FBP Balanced Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Value Fund and the FBP Balanced Fund at March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
May 16, 2008

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                                    POSITION HELD          LENGTH OF
  TRUSTEE                         ADDRESS                              AGE          WITH THE TRUST         TIME SERVED
----------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.        931 Broad Street Road,               71           Chairman and           Since
                                  Manakin-Sabot, VA                                 Trustee                June 1991
----------------------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III        1802 Bayberry Court, Suite 400       71           Trustee                Since
                                  Richmond, VA                                                             September 1988
----------------------------------------------------------------------------------------------------------------------------
* John T. Bruce                   800 Main Street                      54           President and          Since
                                  Lynchburg, VA                                     Trustee                September 1988
----------------------------------------------------------------------------------------------------------------------------
  Robert S. Harris                100 Darden Boulevard                 58           Trustee                Since
                                  Charlottsville, VA                                                       January 2007
----------------------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.              4488 Pond Apple Drive North          68           Trustee                Since
                                  Naples, FL                                                               September 1988
----------------------------------------------------------------------------------------------------------------------------
  Richard L. Morrill              University of Richmond               68           Trustee                Since
                                  Richmond, VA                                                             March 1993
----------------------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette           100 Jacintoport Boulevard            48           Trustee                Since
                                  Saraland, AL                                                             March 1993
----------------------------------------------------------------------------------------------------------------------------
  Erwin H. Will, Jr.              47 Willway Avenue                    75           Trustee                Since
                                  Richmond, VA                                                             July 1997
----------------------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III              302 Clovelly Road                    72           Trustee                Since
                                  Richmond, VA                                                             November 1988
----------------------------------------------------------------------------------------------------------------------------
  John M. Flippin                 800 Main Street                      66           Vice President         Since
                                  Lynchburg, VA                                                            September 1988
----------------------------------------------------------------------------------------------------------------------------
  R. Gregory Porter III           800 Main Street                      66           Vice President         Since
                                  Lynchburg, VA                                                            September 1988
----------------------------------------------------------------------------------------------------------------------------
  John H. Hanna IV                800 Main Street                      52           Vice President         Since
                                  Lynchburg, VA                                                            February 2007
----------------------------------------------------------------------------------------------------------------------------
  David J. Marshall               800 Main Street                      51           Vice President         Since
                                  Lynchburg, VA                                                            February 2007
----------------------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey                225 Pictoria Drive, Suite 450        51           Vice President         Since
                                  Cincinnati, OH                                                           November 2000
----------------------------------------------------------------------------------------------------------------------------
  Mark J. Seger                   225 Pictoria Drive, Suite 450        46           Treasurer              Since
                                  Cincinnati, OH                                                           November 2000
----------------------------------------------------------------------------------------------------------------------------
  John F. Splain                  225 Pictoria Drive, Suite 450        51           Secretary              Since
                                  Cincinnati, OH                                                           November 2000
----------------------------------------------------------------------------------------------------------------------------
  Tina H. Bloom                   225 Pictoria Drive, Suite 450        39           Chief Compliance       Since
                                  Cincinnati, OH                                    Officer                August 2006
----------------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of the Adviser.

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of China Doll Rice Company. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

John H. Hanna IV is a Principal of the Adviser.

David J. Marshall is a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period (October 1, 2007 through March 31, 2008).

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                              Beginning Ending
                                Account Value     Account Value    Expenses Paid
                               October 1, 2007   March 31, 2008   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00        $  806.90           $4.61
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)              $1,000.00        $1,019.90           $5.15
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.02% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
FBP BALANCED FUND
--------------------------------------------------------------------------------
                              Beginning Ending
                                Account Value     Account Value    Expenses Paid
                               October 1, 2007   March 31, 2008   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00       $   875.90           $4.50
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)              $1,000.00        $1,020.20           $4.85
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 0.96% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2008. For the fiscal year ended March 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $4,179,953 and $4,858,701, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2008, 100% and 75% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 12, 2008, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Value Fund and the FBP Balanced Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of each Fund and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to the Funds as compared to similarly managed funds and comparable private accounts managed by the Adviser; (ii) although the advisory fees payable to the Adviser by each Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the scope and quality of services provided by the Adviser; and (iii) the total operating expense ratio of each Fund is lower than the average expense ratio of comparably managed funds, according to statistics derived from Morningstar, Inc. Given the size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
================================================================================

of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

--------------------------------------------------------------------------------


                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS

                         ==============================


INVESTMENT ADVISER                         LEGAL COUNSEL
Flippin, Bruce & Porter, Inc.              Sullivan & Worcester LLP
800 Main Street, Second Floor              One Post Office Square
P.O. Box 6138                              Boston, Massachusetts 02109
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375
www.fbpinc.com                             OFFICERS
                                           John T. Bruce, President
                                             and Portfolio Manager
ADMINISTRATOR                              John M. Flippin, Vice President
Ultimus Fund Solutions, LLC                R. Gregory Porter, III,
P.O. Box 46707                               Vice President
Cincinnati, Ohio 45246-0707                John H. Hanna, IV, Vice President
TOLL-FREE 1-866-738-1127                   David J. Marshall, Vice President


CUSTODIAN                                  TRUSTEES
US Bank                                    Austin Brockenbrough, III
425 Walnut Street                          John T. Bruce
Cincinnati, Ohio  45202                    Charles M. Caravati, Jr.
                                           Robert S. Harris
                                           J. Finley Lee, Jr.
                                           Richard L. Morrill
INDEPENDENT REGISTERED                     Harris V. Morrissette
PUBLIC ACCOUNTING FIRM                     Erwin H. Will, Jr.
Ernst & Young LLP                          Samuel B. Witt, III
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE ALABAMA TAX FREE BOND FUND

                                 AUGUST 1, 2008

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1125

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2
MUNICIPAL OBLIGATIONS......................................................... 8
DESCRIPTION OF BOND RATINGS...................................................13
INVESTMENT LIMITATIONS........................................................15
TRUSTEES AND OFFICERS.........................................................18
INVESTMENT ADVISER............................................................22
ADMINISTRATOR.................................................................25
DISTRIBUTOR...................................................................26
OTHER SERVICE PROVIDERS.......................................................26
PORTFOLIO SECURITIES AND BROKERAGE............................................26
SPECIAL SHAREHOLDER SERVICES..................................................28
PURCHASE OF SHARES............................................................29
REDEMPTION OF SHARES..........................................................30
NET ASSET VALUE DETERMINATION.................................................31
FUND EXPENSES.................................................................31
ADDITIONAL TAX INFORMATION....................................................31
GENERAL INFORMATION ABOUT THE TRUST...........................................33
CALCULATION OF PERFORMANCE DATA...............................................37
FINANCIAL STATEMENTS AND REPORTS..............................................40
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A).............................41

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2008. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the "Equity Fund"), The Government Street Mid-Cap Fund (the "Mid-Cap Fund") and The Alabama Tax Free Bond Fund (the
"Alabama Tax Free Fund") are three separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Equity Fund and the Mid-Cap Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American

Depository Receipts ("ADRs") or through investments in ETFs that invest primarily in foreign companies. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund does not presently intend to invest more than 25% of its total assets in securities of other investment companies. With respect to the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). With respect to the Mid-Cap Fund, such other investment companies may include Standard & Poor's MidCap 400 Depository Receipts ("MidCap SPDRs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs and MidCap SPDRs operate similarly to SPDRs, except that DIAMONDs and MidCap SPDRs are intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's MidCap 400 Index, respectively. SPDRs, DIAMONDs and MidCap SPDRs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs, DIAMONDs and MidCap SPDRs is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.

Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will not accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to one-third of total assets in the case of the Equity Fund and the Mid-Cap Fund and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The automotive-related industry in Alabama has become the fastest growing segment of Alabama's manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. Alabama's growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline in recent years.

In recent years, the importance of service industries to Alabama's economy has increased significantly. The major service industries in Alabama are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.

The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in a number of cases may have a material adverse effect on the State's financial position.

INDUSTRIAL REVENUE BONDS. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Bond Fund and the Alabama Tax Free Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH RATINGS LTD.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Equity Fund and the Mid-Cap Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that The Government Street Equity Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14)  Invest in restricted securities; or

(15) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)  Write,  acquire  or  sell  commodities,   commodities  contracts,  futures
      contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 9, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                        Number of
                                                                                 Principal Occupation(s) During       Portfolios in
                                             Length of        Position(s)               Past 5 Years and              Trust Overseen
         Name, Address and Age              Time Served     Held with Trust     Directorships of Public Companies       by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*Austin Brockenbrough, III (age 71)            Since           Trustee;      President and Managing Director of              11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Corporation (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 54)                        Since           Trustee;      President, Director and member of               11
800 Main Street                            September 1988    President of    Executive Committee of Flippin, Bruce
Lynchburg, Virginia 24504                                    the Flippin,    & Porter, Inc., Lynchburg, Virginia
                                                            Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 71)             Since           Chairman      Retired physician; retired President            11
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

INDEPENDENT TRUSTEES:

Robert S. Harris, Ph. D. (age 58)              Since            Trustee      C. Stewart Sheppard Professor of                11
100 Darden Boulevard                        January 2007                     Business Administration at The Darden
Charlottesville, Virginia 22903                                              Graduate School of Business
                                                                             Administration at the University of
                                                                             Virginia; previously the Dean at The
                                                                             Darden Graduate School; consultant to
                                                                             corporations and government agencies

J. Finley Lee, Jr., Ph.D. (age 68)             Since            Trustee      Financial consultant and the Julian             11
448 Pond Apple Drive North                 September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                        of North Carolina

Richard L. Morrill, Ph.D. (age 69)             Since            Trustee      Chancellor of the University of                 11
G19 Boatwright Library                       March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                     Corporation (plastics manufacturer)
                                                                             and Albemarle Corporation (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 48)                 Since            Trustee      President of China Doll Rice and                11
100 Jacintoport Boulevard                    March 1993                      Beans, Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                      Aviation, Inc. (airplane fueling);
                                                                             Director of BancTrust Financial Group,
                                                                             Inc. (bank holding company) and
                                                                             EnergySouth, Inc.; prior to June 2007,
                                                                             Chief Executive Officer of Marshall
                                                                             Biscuit Co. Inc.

Samuel B. Witt, III (age 72)                   Since            Trustee      Retired Senior Vice President and               11
302 Clovelly Road                          November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                     Associates, Inc. (state government
                                                                             relations); Director of The Swiss
                                                                             Helvetia Fund, Inc. (closed-end
                                                                             investment company)

EXECUTIVE OFFICERS:
John P. Ackerly, IV (age 44)                   Since        Vice President   Senior Vice President of Davenport &
One James Center, 901 E. Cary Street       November 1997        of The       Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                    Davenport Core
                                                                 Fund

Margaret H. Alves (age 36)                     Since          Compliance     Chief Compliance Officer and Director of
150 Government Street                      February 2006    Officer of The   Leavell Investment Management, Inc.,
Mobile, Alabama 36602                                         Government     Mobile, Alabama; prior to April 2006,
                                                             Street Funds    associate attorney with Alford, Clausen  &
                                                                             McDonald, LLC

Joseph L. Antrim, III (age 63)                 Since         President of    Executive Vice President of Davenport &
One James Center, 901 E. Cary Street       November 1997    The Davenport    Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                      Core Fund

Tina H. Bloom (age 39)                         Since            Chief        Vice President of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450               August 2006       Compliance     LLC (the Trust's administrator) and
Cincinnati, Ohio 45246                                         Officer       Ultimus Fund Distributors, LLC (the
                                                                             Trust's principal underwriter)

Austin Brockenbrough, IV (age 39)              Since        Vice President   Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400              August 2006         of The       Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                      Jamestown
                                                             Select Fund

Charles M. Caravati, III (age 42)              Since         President of    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400             January 1996     The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                    Balanced Fund,
                                                            The Jamestown
                                                           Equity Fund and
                                                            The Jamestown
                                                            International
                                                           Equity Fund and
                                                            Vice President
                                                                of The
                                                              Jamestown
                                                             Select Fund

Robert G. Dorsey (age 51)                      Since        Vice President   Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

John M. Flippin (age 66)                       Since        Vice President   Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                              September     of the Flippin,   Lynchburg, Virginia
Lynchburg, Virginia 24504                      1988         Bruce & Porter
                                                                Funds

Peter L. Gibbes (age 51)                       Since        Vice President   Manager of Quantitative Analysis of Lowe,
1802 Bayberry Court, Suite 400              August 2006         of The       Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                      Jamestown      Virginia
                                                             Select Fund

John H. Hanna, IV (age 52)                     Since        Vice President   Vice President, Director and member of
800 Main Street                            February 2007   of the Flippin,   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                   Bruce & Porter   Porter, Inc., Lynchburg, Virginia
                                                                Funds

Timothy S. Healey (age 55)                     Since        Vice President   Executive Vice President, Director and
800 Shades Creek Parkway, Suite 585        January 1995         of The       Chief Investment Officer of Leavell
Birmingham, Alabama 35209                                     Government     Investment Management, Inc., Mobile,
                                                            Street Mid-Cap   Alabama
                                                             Fund and The
                                                             Alabama Tax
                                                            Free Bond Fund

Joseph A. Jennings, III (age 46)               Since         President of    Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400               June 2005      The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                                      Tax Exempt
                                                            Virginia Fund

Thomas W. Leavell (age 65)                     Since         President of    President and Chief Executive Officer of
150 Government Street                      February 2004    The Government   Leavell Investment Management, Inc.,
Mobile, Alabama 36602                                        Street Funds    Mobile, Alabama

David J. Marshall (age 51)                     Since        Vice President   Secretary, Director and member of
800 Main Street                            February 2007   of the Flippin,   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                   Bruce & Porter   Porter, Inc., Lynchburg, Virginia
                                                                Funds

Denise C. Peters (age 52)                      Since          Compliance     First Vice President and Compliance
One James Center, 901 E. Cary Street       February 2007    Officer of The   Officer for Davenport Asset Management
Richmond, Virginia 23219                                    Davenport Core   division of Davenport & Company LLC,
                                                                 Fund        Richmond, Virginia

R. Gregory Porter, III (age 67)                Since        Vice President   Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                              September          of the       Lynchburg, Virginia
Lynchburg, Virginia 24504                      1988         Flippin, Bruce
                                                            & Porter Funds

Page T. Reece (age 51)                         Since          Compliance     Chief Compliance Officer and Director of
1802 Bayberry Court, Suite 400               September      Officer of The   Operations of Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                       2004        Jamestown Funds   Inc., Richmond, Virginia

Teresa L. Sanderson (age 45)                   Since          Compliance     Chief Compliance Officer and a Principal
800 Main Street                              September      Officer of the   of Flippin, Bruce & Porter, Inc.,
Lynchburg, Virginia 24504                      2004         Flippin, Bruce   Lynchburg, Virginia
                                                            & Porter Funds

Mark J. Seger (age 46)                         Since          Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

John F. Splain  (age 51)                       Since          Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

Connie R. Taylor (age 57)                      Since        Vice President   Account Administrator of Lowe,
1802 Bayberry Court, Suite 400              March 1993          of The       Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                      Jamestown      Virginia
                                                            Balanced Fund
                                                               and The
                                                              Jamestown
                                                             Equity Fund

Lawrence B. Whitlock, Jr. (age 60)             Since         President of    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400             February 2002    The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                   Select Fund and
                                                            Vice President
                                                                of The
                                                              Jamestown
                                                            Balanced Fund
                                                               and The
                                                              Jamestown
                                                             Equity Fund

* Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough, III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris,  J. Finley Lee, Jr.,  Richard L. Morrill,  Harris V.  Morrissette and
Samuel B. Witt, III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2008.

      o Governance, Nomination and Compensation Committee is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met two times during the fiscal year ended March 31, 2008. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2008.

      o Ethics Committee is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2008.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2007.


                                                                                               Aggregate Dollar
                                          Dollar Range of Shares of the Funds            Range of Shares of All Funds
Name of Trustee                                    Owned by Trustee                      in Trust Overseen by Trustee
---------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough, III        Equity Fund: None                                               Over $100,000
                                 Mid-Cap Fund: None
                                 Alabama Tax Free Bond Fund: None

John T. Bruce                    Equity Fund: None                                               Over $100,000
                                 Mid-Cap Fund: None
                                 Alabama Tax Free Bond Fund: None

Charles M. Caravati, Jr.         Equity Fund: None                                               Over $100,000
                                 Mid-Cap Fund: None
                                 Alabama Tax Free Bond Fund: None

INDEPENDENT TRUSTEES:

Robert S. Harris                 Equity Fund: $1 - $10,000                                     $10,001 - $50,000
                                 Mid-Cap Fund: None
                                 Alabama Tax Free Bond Fund: None

J. Finley Lee, Jr.               Equity Fund: None                                            $50,001 - $100,000
                                 Mid-Cap Fund: None
                                 Alabama Tax Free Bond Fund: None

Richard L. Morrill               Equity Fund: None                                               Over $100,000
                                 Mid-Cap Fund: None
                                 Alabama Tax Free Bond Fund: None

Harris V. Morrissette            Equity Fund: $1 - $10,000                                       Over $100,000
                                 Mid-Cap Fund: $10,001 - $50,000
                                 Alabama Tax Free Bond Fund: $10,001 - $50,000

Samuel B. Witt, III              Equity Fund: None                                               Over $100,000
                                 Mid-Cap Fund: None
                                 Alabama Tax Free Bond Fund: None

As of June 30, 2008, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust. The following table provides compensation amounts paid during the fiscal year ended March 31, 2008 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust.

                                Aggregate        Pension or      Estimated Annual   Total Compensation
                              Compensation       Retirement       Benefits Upon       From all Funds
Trustee                      From the Funds   Benefits Accrued      Retirement       Within the Trust
------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.          $3,500             None              None              $14,000
Robert S. Harris                   5,000             None              None               20,000
J. Finley Lee, Jr.                 5,000             None              None               20,000
Richard L. Morrill                 5,000             None              None               20,000
Harris V. Morrissette              5,250             None              None               21,000
Erwin H. Will*                     5,000             None              None               20,000
Samuel B. Witt, III                5,500             None              None               22,000

* Mr. Will retired from the Board of Trustees in June 2008.

                               INVESTMENT ADVISER

Leavell Investment Management, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2009 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2008, 2007 and 2006, the Equity Fund paid the Adviser advisory fees of $486,665, $549,698 and $773,382, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2008, 2007 and 2006, the Mid-Cap Fund paid advisory fees of $249,900 (which was net of voluntary fee waivers of $7,531), $244,524 (which was net of voluntary fee waivers of $5,320) and $286,148 (which was net of voluntary fee waivers of $5,688), respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%. For the fiscal years ended March 31, 2008, 2007 and 2006, the Alabama Tax Free Fund paid the Adviser advisory fees of $56,618 (which was net of voluntary fee waivers of $31,883), $61,878 (which was net of voluntary fee waivers of $27,666) and $87,385 (which was net of voluntary fee waivers of $24,959), respectively.

The Adviser was organized as an Alabama corporation in 1979. By reason of his position as an officer and stockholder, Thomas W. Leavell controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGERS

Other Accounts Managed (as of March 31, 2008)
----------------------

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Each Portfolio Manager's name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

                                                                                                Number of
                                                                                              Accounts with      Total Assets in
                                                             Number of      Total Assets       Advisory Fee       Accounts with
      Name of                                                 Accounts       in Accounts         Based on      Advisory Fee Based
 Portfolio Manager                Type of Accounts            Managed          Managed         Performance       on Performance
---------------------------------------------------------------------------------------------------------------------------------
Thomas W. Leavell     Registered investment companies:           0               $ 0                0                  $ 0
(1,2)                 Other pooled investment vehicles:          0               $ 0                0                  $ 0
                      Other accounts:                           317         $566,626,782            0                  $ 0

Timothy S. Healey     Registered investment companies:           0               $ 0                0                  $ 0
(2,3)                 Other pooled investment vehicles:          0               $ 0                0                  $ 0
                      Other accounts:                           152         $182,354,993            0                  $ 0

Richard E. Anthony,   Registered investment companies:           0               $ 0                0                  $ 0
Jr. (2)               Other pooled investment vehicles:          0               $ 0                0                  $ 0
                      Other accounts:                           109          $50,514,895            0                  $ 0

1.    The Government Street Equity Fund
2.    The Government Street Mid-Cap Fund
3.    The Alabama Tax Free Bond Fund

Potential Conflicts of Interest
-------------------------------

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution. The Adviser may also pay a discretionary bonus and/or profit sharing contribution as determined yearly by company management. Both forms of compensation (fixed and discretionary) are based upon management's evaluation of an individual's job performance within the context of an overall job description. Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager. No form of compensation, fixed or discretionary, is directly based upon the Funds' performance or the value of the Funds' assets.

Ownership of Fund Shares
------------------------

The following table indicates, as of March 31, 2008, the dollar value of shares beneficially owned by each Portfolio Managers in the Fund or Funds for which the Portfolio Manager serves.

------------------------------------------------------------------------------------------------
        Name of                                                      Dollar Value of Fund Shares
   Portfolio Manager          Fund Shares Beneficially Owned              Beneficially Owned
------------------------------------------------------------------------------------------------
Thomas W. Leavell           The Government Street Equity Fund              Over $1,000,000
                            The Government Street Mid-Cap Fund            $100,001--$500,000
------------------------------------------------------------------------------------------------
Timothy S. Healey           The Government Street Mid-Cap Fund            $100,001--$500,000
                            The Alabama Tax Free Bond Fund                    $1--$10,000
------------------------------------------------------------------------------------------------
Richard E. Anthony, Jr.     The Government Street Mid-Cap Fund                $1--$10,000
------------------------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. The fee paid to the Administrator by the Equity Fund and the Mid-Cap Fund is subject to a minimum of $4,000 per month and the fee paid to the Administrator by the Alabama Tax Free Fund is subject to a minimum of $3,500 per month. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2008, 2007 and 2006, the Equity
Fund paid administration fees to the Administrator of $99,888, $110,366 and $153,400, respectively; the Mid-Cap Fund paid administration fees to the Administrator of $49,659, $48,785 and $54,494, respectively; and the Alabama Tax Free Fund paid administration fees to the Administrator of $39,017, $38,276 and $46,318, respectively.

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, the Funds pay the Administrator an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on total average net assets in excess of $100 million. For the fiscal years ended March 31, 2008 and 2007, the Equity Fund paid compliance service fees to the Administrator of $8,545 and $5,997, respectively; the Mid-Cap Fund paid compliance service fees to the Administrator of $6,655 and $4,356, respectively; and the Alabama Tax Free Fund paid compliance service fees to the Administrator of $6,279 and $4,127, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Alabama Tax Free Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's and the Mid-Cap Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2008, 2007 and 2006, the total brokerage commissions paid by the Equity Fund were $9,047, $17,748 and $30,170, respectively. During the fiscal years ended March 31, 2008, 2007 and 2006, the total brokerage commissions paid by the Mid-Cap Fund were $3,038, $7,002 and $12,344, respectively. No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

As of March 31, 2008, the Equity Fund held common stock issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $428,400), Charles Schwab & Co., Inc. (the market value of which was $282,450) and Goldman, Sachs & Co. (the market value of which was $1,157,730); and the Mid-Cap Fund held common stock issued by the parent company of Jefferies & Company, Inc. (the market value of which was $167,752). Citigroup Global Markets Inc., Charles Schwab & Co., Inc., Goldman, Sachs & Co. and Jefferies & Company, Inc. are four of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or last business day of the month). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                           P.O. Box 46707 Cincinnati,
                                 Ohio 45246-0707

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

REDEMPTIONS IN KIND. The Funds may redeem their shares by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust's procedures, may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold. It is the Adviser's intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust's series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from option, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Equity Fund and the Mid-Cap Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of shares of the Alabama Tax Free Fund held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Equity Fund and the Mid-Cap Fund are each diversified portfolios of the Trust and the Alabama Tax Free Fund is a non-diversified portfolio. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and shares of The Davenport Core Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

      o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

      o Each of the Fund's ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.leavellinvestments.com. The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

      o Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer of the Trust (the "CCO"). The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

----------------------------------------------------------------------------------------------------------------------------
                                                                   TIMING OF RELEASE AND          RECEIPT OF COMPENSATION
            NAME OF                                                    CONDITIONS OR           OR OTHER CONSIDERATION BY THE
RATING OR RANKING ORGANIZATION      INFORMATION PROVIDED            RESTRICTIONS ON USE           FUND OR AFFILIATED PARTY
----------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.               CUSIP, description,           Provided monthly, with a 30-day              None
                                shares/par, market value      lag. No formal conditions or
                                                              restrictions.
------------------------------------------------------------------------------------------------------------------------------
Lipper                          CUSIP, description,           Provided monthly, with a 30-day              None
                                shares/par                    lag.  No formal conditions or
                                                              restrictions.   Lipper indicates
                                                              that it will not trade based on
                                                              the Funds' portfolio
                                                              information, and it prohibits
                                                              its employees from any such
                                                              trading.
----------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                  CUSIP, shares/par, market     Provided quarterly, with a                   None
                                value                         15-day lag.  No formal
                                                              conditions or restrictions.
                                                              Bloomberg indicates that it
                                                              requires all employees to sign
                                                              confidentiality agreements
                                                              acknowledging all information
                                                              received during their employment
                                                              must be used for legitimate
                                                              business purposes only.
----------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.          CUSIP, description,           Provided monthly, with a 30-day              None
                                shares/par, market value,     lag.  No formal conditions or
                                coupon, maturity date, % of   restrictions.  S&P indicates
                                total net assets              that its employees are required
                                                              to follow a code of business
                                                              conduct that prohibits them from
                                                              using portfolio information for
                                                              anything other than performing
                                                              their job responsibilities, and
                                                              S&P employees must certify
                                                              annually that they have followed
                                                              this code of business conduct.
----------------------------------------------------------------------------------------------------------------------------
Thomson Financial               CUSIP, shares/par, market     Provided quarterly, with a                   None
                                value, cost basis             15-day lag.  No formal
                                                              conditions or restrictions.
                                                              Thomson Financial indicates that
                                                              it requires all employees to
                                                              sign confidentiality agreements
                                                              acknowledging that all
                                                              information received during
                                                              their employment must be used
                                                              for legitimate business purposes
                                                              only.
----------------------------------------------------------------------------------------------------------------------------

            The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

      o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, proxy service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

      o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes  (based  on a  consideration  of  the  information  to  be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of June 30, 2008, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 68.9% of the outstanding shares of the Equity Fund, 78.3% of the outstanding shares of the Mid-Cap Fund and 43.9% of the outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund.

As of June 30, 2008, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 5.1% of the outstanding shares of the Mid-Cap Fund and 17.7% of the outstanding shares of the Alabama Tax Free Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund ("T") are computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)^n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2008:

                        THE GOVERNMENT STREET EQUITY FUND

                                           One Year     Five Years     Ten Years
                                           --------     ----------     ---------
Return Before Taxes                         -3.51%        10.28%         3.17%
Return After Taxes on Distributions         -4.09%         9.58%         2.64%
Return After Taxes on Distributions
     and Sale of Fund Shares                -1.50%         8.96%         2.63%

                         THE ALABAMA TAX FREE BOND FUND

                                           One Year     Five Years     Ten Years
                                           --------     ----------     ---------
Return Before Taxes                          4.66%         2.62%         3.78%
Return After Taxes on Distributions          4.65%         2.62%         3.78%
Return After Taxes on Distributions
     and Sale of Fund Shares                 4.27%         2.72%         3.78%

                       THE GOVERNMENT STREET MID-CAP FUND

                                                               Since Inception
                                           One Year          (November 17, 2003)
                                           --------          -------------------
Return Before Taxes                         -3.99%                  8.30%
Return After Taxes on Distributions         -4.36%                  7.67%
Return After Taxes on Distributions
     and Sale of Fund Shares                -2.04%                  7.06%

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund, the Mid-Cap Fund, and the Alabama Tax Free Fund for the 30 days ended March 31, 2008 were 1.40%, 0.54% and 2.90%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Alabama Tax Free Fund's tax-equivalent yield for the 30 days ended March 31, 2008, based on the highest marginal combined federal and Alabama income tax rate, was 4.70%.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund and the Mid-Cap Fund may compare their performance to the S&P 500 Index and the S&P MidCap 400 Index, respectively, which are generally considered to be representative of the performance of unmanaged large-cap and mid-cap common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2008, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2.    DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3.    POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6.    NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b)   GUIDELINES  ON  SOCIAL  AND  POLITICAL   ISSUES.   Social  and
political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

--------------------------------------------------------------------------------
                       LEAVELL INVESTMENT MANAGEMENT, INC.
                        IA POLICIES AND PROCEDURES MANUAL
--------------------------------------------------------------------------------

                                  PROXY VOTING
--------------------------------------------------------------------------------

POLICY
------

Proxy voting policies and procedures are required by Rule 275.206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follows are effective August 1, 2003 and supersede all previous policies.

GENERAL POLICY
--------------

This policy is designed to guide Leavell Investment Management, Inc., (LIM) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, LIM believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. LIM normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients' ownership of the company's stock. Further, it is LIM's policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder's best interest is not readily attainable.

BACKGROUND
----------

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 275.206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY
--------------

Portfolio managers have the responsibility of determining how proxies will be voted. Thomas W. Leavell is the firm's designated Proxy Manager and will make specific assignments of certain companies to a portfolio manager to review and vote that company's proxies. In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted. Ultimate responsibility for the vote resides with the appointed portfolio manager.

PROCEDURE
---------

PROXY VOTING POLICY REGARDING:

Routine Proposals:
------------------

Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted "for" with management. Examples of such items include:

o     Approval of Auditors
o     Changes of Date and Place of Annual Meeting
o     Election of Directors
o     Changes in Company Name
o     Indemnification Provision for Directors
o     Stock Splits
o     Share Repurchases

Non-Routine Proposals
---------------------

Issues in this category are potentially more likely to affect the value of a shareholder's investment. Each item in this category is reviewed on a case-by-case basis. Again, the fiduciary responsibility to vote the proxy "for" or "against" is governed by the attempt to best serve the ownership interest of the client.

o     Mergers and Acquisitions
o     Issuance of Securities to Meet Ongoing Corporate Capital Needs
o     Restructuring
o     Re-incorporation
o     Increase in number of Directors
o     Stock Option Plans
o     Management Compensation
o     "Golden Parachutes"
o     Board Structure (Inside vs. Outside Directors)
o     Cumulative Voting
o     "Poison Pills"
o     Director Stock Ownership Requirements
o     Incentive Plans
o     Tender Offers
o     Debt Restructuring
o     Director Tenure
o     Stock Option Repricing
o     Stock Option Expensing
o     Retirement Plans
o     Social Issues

Conflicts of Interest
---------------------

LIM occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

If any employee of LIM at any time becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Proxy Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

1. Potential conflicts which fall into the "Routine Proposal" category will usually be voted "for" management's position.

2. In the "Non-Routine Proposal" category the potential conflict will be evaluated on a case-by-case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

Proxy Voting Records
--------------------

According to guidelines provided in Rule 275.206(4)-6 of the Investment Advisors Act of 1940:

      1. Proxy voting records will be maintained electronically by LIM for five years subsequent to the activity.
      2. Proxy records may be obtained by any client of LIM by requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633. Requests also may be processed through the e-mail address: tleavell@leavellinvestments.com.

================================================================================

                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              No-Load Mutual Funds


                                  Annual Report
                                 March 31, 2008


================================================================================


                         T. Leavell & Associates, Inc.
                         -----------------------------
                               INVESTMENT ADVISER
                         -----------------------------
                                  Founded 1979


================================================================================


                        The Government Street Equity Fund
                       The Government Street Mid-Cap Fund
                         The Alabama Tax Free Bond Fund


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

LETTER FROM THE PRESIDENT                                           MAY 27, 2008
================================================================================
Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2008.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

      The Government Street Equity Fund had a negative return of -3.51% for the fiscal year ended March 31, 2008. By comparison, the S&P 500 Index and the Morningstar Large Blend Equity category were down -5.08% and -5.27%, respectively. While the good relative performance is welcomed in the short run, we are never satisfied with less than positive absolute returns.

      The stock market, as proxied by the S&P 500 Index, took a real downward turn beginning in October, 2007. During this six month period, the last half of the fiscal year, the S&P 500 was down -12.46%. This result was primarily attributable to the total disarray in credit markets caused by growing defaults in mortgage securities, structured investments and auction rate securities. Additionally, continued increases in the cost of oil and consequently gas pump prices began to negatively impact the largest part of our economy, as represented by the consumer.

      As the fiscal year drew to a close, all the maladies previously listed seemed to reach a climatic level. Throw in a highly competitive and controversial Presidential primary, the contentious Iraq war, Presidential and Congressional public confidence levels at historic lows, new records for our national debt and continuing hedge fund abuses, all one could do is wonder if the oft predicted recession/slowdown is upon us.

      When viewed in the context of the economic scenario stated, the returns of The Government Street Equity Fund and the stock market in general were not too bad. Hopefully, the remainder of calendar 2008 will yield a positive framework for equities, which has usually been the case during the period leading up to a Presidential election.

The 10 largest holdings in the Fund at March 31, 2008 are:

iShares MSCI EAFE Index Fund                 5.5%
Bank of America Corporation                  3.5%
Procter and Gamble Company (The)             2.9%
U.S. Bancorp                                 2.7%
Vanguard FTSE  All-World Ex-US Index ETF     2.7%
Hewlett-Packard Company                      2.5%
Philip Morris International, Inc.            2.5%
Chevron Corporation                          2.4%
Emerson Electric Company                     2.3%
Caterpillar, Inc.                            2.3%

      As might be expected, the performance of securities within the portfolio's energy sector were superior during the fiscal year with positive returns of 29.24% and 25.67% for the growth and value groups, respectively. The Fund's energy holdings consisted of British Petroleum, Exxon-Mobil, TransOcean, Inc., XTO Energy, Apache Corp., Chevron, ConocoPhillips, Spectra Energy and Valero Energy.

      Equally expected, the portfolio's securities in the Financial sector turned in the worst performance for the fiscal year. The portfolio's growth and value Financial securities were down -20.01% and -13.31%, respectively. The Fund's financial holdings consisted of American Express, Bank of America Corp., Aegon (ARS), AFLAC, Inc., Goldman Sachs Group, Charles Schwab and U.S. Bancorp.

      Note: The investment performances listed for economic sectors in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are for gross investment returns of the total economic sectors. Total investment returns are for the fiscal year April 1, 2007 through March 31, 2008.

      As 2008 unfolds, we anticipate continued slowing of the overall economy as the aforementioned maladies play out. We do not see many of the dislocations being temporary, but rather indicative of a restructuring of the importance of certain areas of our economy. It is believed that the new supply-demand scenario for energy will extend far into the future. Shifts may well occur within the category, but rapid development internationally will keep the pressures on demand. We find this upward pressure to be expected throughout the commodity related economic sectors. Again, international development is the primary determinant of the emphasis.

      The Consumer and Financials sectors should continue to be under pressure. Finance will be adversely affected by the continued attempt to correct the abusive and greedy excesses that permeate the banking, investment banking and brokerage industries. The consumer will be continually confronted with decisions on consumption of discretionary goods and services versus the needs for economical transportation and basic necessities.

      The Government Street Equity Fund continues to maintain wide diversification across all economic sectors. We continue to make individual security selections that we believe are positioned to perform well for investors. Even in difficult times, there are companies within each economic sector that turn in superior results.

      Additionally, we are increasingly convinced that a good equity portfolio will contain both direct and indirect international exposure. Direct investment is self explanatory and demonstrated through holdings in international exchange traded funds and American Depositary Receipts of individual stocks. Indirect investment is through domestic companies such as Caterpillar, General Electric, etc. which have substantial international exposure. As stated in a previous annual letter, we anticipate reaching approximately 20% participation in international investments with ongoing investments.

      In summary, we believe your Fund is positioned for the future with a widely diversified portfolio of high quality investments. We believe that better relative performance of the past year is indicative of the benefits of this diversification. It is our belief that a portfolio that is managed with less risk will yield higher compounded returns both absolutely and relatively.

      As of March 31, 2008, the Fund's net assets were $67,266,882; net t 6 0 asset value per share was $44.76; and the ratio of expenses to net average assets was 0.84%. Portfolio turnover rate was 12%. Income dividends of $.57 per share were distributed during the year.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------

      The Government Street Mid-Cap Fund completed its fourth full fiscal year on March 31, 2008. The Fund produced a one year total return of -3.99%, compared to the benchmark S&P MidCap 400 Index return of -6.97%. Of the ten sectors in the S&P MidCap 400, only three had positive performance over the past year - Energy, Materials and Industrials. The poorest performing sectors were Telecom, Consumer Discretionary and Financials. The Government Street Mid-Cap Fund benefited from slight underweightings in Consumer Discretionary and Financials. Some of the strongest stocks in the Fund over the past year were Cree, Inc. (+69%), FMC Technologies (+68%), Gamestop Corp. (+61%) and Jacobs Engineering Group (+59%). The outperformance of the Fund over the past year is attributable to timely stock selection, as well as beneficial sector exposure compared to the S&P MidCap 400.

      The longer term performance was also good as the Fund has produced a three-year annualized return of 6.60%, compared to the S&P 400 return of 7.06% and the S&P 500 return of 5.85%. Some of the top performers in the Fund over the past three years were Steel Dynamics (+338%), FMC Technologies (+234%), Gilead Sciences (+199%) and Jacobs Engineering Group (+191%).

      Over the past twelve months, growth stocks have outperformed value stocks by a significant margin, although longer time periods of five and ten years still show value stocks with an edge. The outperformance that growth stocks enjoyed over most of 2007 reversed in the first quarter of 2008. Historically, growth stocks tend to do better in the latter stages of an expansion and in the early part of a recession while value stocks typically outperform late in a recession and early in an expansionary phase.

      The long-term performance edge that mid-cap stocks have had over large-cap stocks was put on hold over the last twelve months ended March 31, 2008 as the S&P 500 returned -5.08% compared to a -6.97% return for the S&P MidCap 400. The long-term performance advantage remains fairly dramatic in favor of mid-cap stocks, as illustrated by the ten year annualized return of the S&P 400 as of March 31, 2008 of 9.02%, which significantly outpaced the S&P 500 return of 3.50%. Large cap stocks typically outperform in bear markets and current valuations make large cap stocks more attractive in our opinion than mid- and small-cap stocks. As a result, we may see continued outperformance of large-cap stocks.

      The current consensus on the economy is that we are in a recession. If that is not the case, at a minimum the economic growth rate has significantly slowed. There are several factors contributing to the economic uncertainty including weakness in the housing market, record oil and commodity prices, continuing depreciation of the dollar and increasing unemployment. These factors put considerable pressure on our economy and make it difficult to determine a timeframe for the recovery. The Federal

Reserve Board has been aggressive in cutting interest rates as the economy has slowed and there is not much room left for further cuts. Rates should stay near current levels until the economy starts to gain some traction or inflation picks up, in which case the Fed will have to raise rates in an attempt to slow rising prices. While the majority of reports on the market and economy point out the current challenges, there are a few positives that could lead to improved markets in the future. There are near record levels of cash in money market funds that could move into the stock market once investors regain confidence in the economy. Private equity funds have raised huge sums of cash over the past few years and that cash combined with the typical leverage that they employ gives these firms a lot of buying power. Foreign flows into U.S. investments have continued to remain strong and several developing nations have excess reserves that are to be invested for above government debt returns. So while we do have a number of economic challenges to work through, there is also a lot of available capital to flow into the market when investors get some clarity on the economy.

      As of March 31, 2008, the net assets of The Government Street Mid Cap Fund were $31,423,692 and the net asset value per share was $12.28. The turnover rate for the previous twelve months was 11% and the total number of holdings is 150. The net expense ratio for the Fund is 1.10%.

THE ALABAMA TAX FREE BOND FUND
------------------------------

      Investors in fixed income securities have experienced quite a tumultuous time during the last twelve months. The sub prime mortgage crisis and the faltering housing market had widespread implications for fixed income markets. Municipal bond insurance companies came under pressure as their liabilities were scrutinized for potential losses. Municipal bond investors came to the realization that the underlying credit of the issuing municipality, rather than the AAA rating of the insurance company, would be critical in the valuation of municipal securities. As manager to The Alabama Tax Free Bond Fund, we have always focused on the creditworthiness of the issuer over and above the rating provided by the rating agencies. As a result, securities held in the Fund saw little negative pricing impact from this market adjustment.

      As the fallout from the sub prime crisis spread across the credit markets, the Federal Reserve Board initiated a series of interest rate cuts. The Federal Funds target rate was slashed a total of 300 basis points, from 5.25% on March 31, 2007 to 2.25% on March 31, 2008. As a result, the yield curve steepened dramatically over the course of the last twelve months to the point that the spread between a two-year municipal bond and a 10-year municipal bond increased from 15 basis points to 150 basis points. This positive spread provides some incentive for portfolio managers to extend maturities within their portfolios. It should also be noted that higher long-term interest rates are partially attributable to increasing inflationary expectations as a result of the surge in commodity prices.

      For the twelve months ended March 31, 2008, the Fund had a return of 4.66%, as compared to a return of 5.59% for the Lehman 7-year Municipal Bond Index, 6.31% for the Lehman 3-year Municipal Bond Index and 2.52% for the Lipper Intermediate Municipal Fund Index. The Alabama Tax Free

Bond Fund has consistently maintained a shorter average maturity and higher rated securities, on average, than those comprising the comparable indices. As of March 31, 2008, the Fund held no securities rated lower than AA, and two-thirds of the portfolio was rated AAA. The average maturity of the Fund at fiscal year-end was 4.1 years, compared to 4.7 years a year ago.

      We would be remiss in not mentioning a recent United States Supreme Court ruling which had implications for single state municipal bond funds. The Court's decision reversed a Kentucky lower court ruling and affirmed the state's authority to exempt from state taxes interest on in-state municipal bonds for residents, while permitting the taxation of interest received from out-of-state municipal bonds. The Court noted the adverse impact on single state funds if the Kentucky ruling were allowed to stand and suggested that the disappearance of such funds would adversely impact both investors and municipal issuers and radically change the way such issuers finance long-term municipal projects.

      Investors in The Alabama Tax Free Bond Fund should expect the manager to remain committed to achieving the primary objectives of preserving principal value while generating income which is exempt form both Federal and Alabama state income taxes. The Fund's duration and average maturity will be adjusted in a manner consistent with these objectives, and we expect the quality of holdings in the portfolio will be maintained at levels consistently above average.

      The net assets of the Fund as of March 31, 2008 were $25,426,397 and the net asset value per share was $10.50. The ratio of net investment income to average net assets during the fiscal year was 3.46%. Portfolio turnover rate was 6%.

      Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

      Very truly yours,

      /s/ Thomas W. Leavell

      Thomas W. Leavell
      President
      T. Leavell & Associates, Inc.
      The Government Street Funds

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS IT IS ACCOMPANIED BY A CURRENT PROSPECTUS.

THIS REPORT REFLECTS OUR VIEWS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FOR MORE CURRENT INFORMATION THROUGHOUT THE YEAR PLEASE VISIT WWW.TLEAVELL.COM.

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET EQUITY FUND

          Comparison of the Change in Value of a $10,000 Investment in the Government Street Equity Fund and the Standard & Poor's 500 Index

                              [LINE GRAPH OMITTED]

      STANDARD & POOR'S 500 INDEX            THE GOVERNMENT STREET EQUITY FUND
      ----------------------------           ---------------------------------

           DATE          VALUE                       DATE          VALUE
           ----         -------                      ----         -------
         03/31/98      $ 10,000                    03/31/98      $ 10,000
         06/30/98        10,330                    06/30/98        10,163
         09/30/98         9,303                    09/30/98         9,244
         12/31/98        11,284                    12/31/98        11,177
         03/31/99        11,846                    03/31/99        11,481
         06/30/99        12,681                    06/30/99        12,364
         09/30/99        11,889                    09/30/99        11,553
         12/31/99        13,658                    12/31/99        13,157
         03/31/00        13,971                    03/31/00        13,770
         06/30/00        13,600                    06/30/00        13,502
         09/30/00        13,468                    09/30/00        13,452
         12/31/00        12,415                    12/31/00        12,652
         03/31/01        10,943                    03/31/01        10,932
         06/30/01        11,583                    06/30/01        11,388
         09/30/01         9,883                    09/30/01         9,896
         12/31/01        10,939                    12/31/01        11,006
         03/31/02        10,969                    03/31/02        11,083
         06/30/02         9,500                    06/30/02         9,623
         09/30/02         7,858                    09/30/02         8,093
         12/31/02         8,521                    12/31/02         8,662
         03/31/03         8,253                    03/31/03         8,371
         06/30/03         9,523                    06/30/03         9,619
         09/30/03         9,776                    09/30/03         9,916
         12/31/03        10,966                    12/31/03        11,096
         03/31/04        11,152                    03/31/04        11,392
         06/30/04        11,344                    06/30/04        11,485
         09/30/04        11,132                    09/30/04        11,085
         12/31/04        12,159                    12/31/04        12,126
         03/31/05        11,898                    03/31/05        11,765
         06/30/05        12,061                    06/30/05        11,926
         09/30/05        12,496                    09/30/05        12,463
         12/31/05        12,756                    12/31/05        12,733
         03/31/06        13,293                    03/31/06        13,223
         06/30/06        13,102                    06/30/06        12,956
         09/30/06        13,844                    09/30/06        13,088
         12/31/06        14,771                    12/31/06        13,914
         03/31/07        14,866                    03/31/07        14,153
         06/30/07        15,799                    06/30/07        14,870
         09/30/07        16,120                    09/30/07        15,351
         12/31/07        15,583                    12/31/07        14,967
         03/31/08        14,111                    03/31/08        13,656

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                            Average Annual Total Returns(a)
                                          (for periods ended March 31, 2008)

                                          1 YEAR      5 YEARS      10 YEARS

The Government Street Equity Fund         -3.51%       10.28%        3.17%
Standard & Poor's 500 Index               -5.08%       11.32%        3.50%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET MID-CAP FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government
         Street Mid-Cap Fund and the Standard & Poor's MidCap 400 Index

                              [LINE GRAPH OMITTED]

   STANDARD & POOR'S MIDCAP 400 INDEX        THE GOVERNMENT STREET MID-CAP FUND
   -----------------------------------       ----------------------------------

           DATE          VALUE                       DATE          VALUE
           ----         -------                      ----         -------
         11/17/03      $ 10,000                    11/17/03      $ 10,000
         12/31/03        10,435                    12/31/03        10,218
         03/31/04        10,963                    03/31/04        10,683
         06/30/04        11,069                    06/30/04        10,808
         09/30/04        10,837                    09/30/04        10,652
         12/31/04        12,155                    12/31/04        11,602
         03/31/05        12,106                    03/31/05        11,696
         06/30/05        12,623                    06/30/05        12,223
         09/30/05        13,239                    09/30/05        12,855
         12/31/05        13,682                    12/31/05        13,226
         03/31/06        14,725                    03/31/06        14,211
         06/30/06        14,262                    06/30/06        13,628
         09/30/06        14,108                    09/30/06        13,352
         12/31/06        15,094                    12/31/06        13,967
         03/31/07        15,969                    03/31/07        14,755
         06/30/07        16,902                    06/30/07        15,575
         09/30/07        16,755                    09/30/07        15,732
         12/31/07        16,298                    12/31/07        15,561
         03/31/08        14,855                    03/31/08        14,167

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                            Average Annual Total Returns(a)
                                          (for periods ended March 31, 2008)

                                               1 YEAR      SINCE INCEPTION*

The Government Street Mid-Cap Fund             -3.99%            8.30%
Standard & Poor's MidCap 400 Index             -6.97%            9.47%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Initial public offering of shares was November 17, 2003.

THE ALABAMA TAX FREE BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE ALABAMA TAX FREE BOND FUND

Comparison of the Change in Value of a $10,000 Investment in the Alabama Tax
   Free Bond Fund, the Lehman 7-Year Municipal Bond Index, the Lehman 3-Year
     Municipal Bond Index and the Lipper Intermediate Municipal Fund Index

                              [LINE GRAPH OMITTED]

     LEHMAN 3-YEAR             THE ALABAMA TAX FREE              LEHMAN 7-YEAR             LIPPER INTERMEDIATE
 MUNICIPAL BOND INDEX                BOND FUND               MUNICIPAL BOND INDEX          MUNICIPAL FUND INDEX
----------------------        ----------------------        ----------------------        ----------------------
  DATE          VALUE           DATE          VALUE           DATE          VALUE           DATE          VALUE
  ----         -------          ----         -------          ----         -------          ----         -------
03/31/98      $ 10,000        03/31/98      $ 10,000        03/31/98      $ 10,000        03/31/98      $ 10,000
06/30/98        10,113        06/30/98        10,115        06/30/98        10,112        06/30/98        10,122
09/30/98        10,313        09/30/98        10,377        09/30/98        10,450        09/30/98        10,403
12/31/98        10,413        12/31/98        10,436        12/31/98        10,516        12/31/98        10,462
03/31/99        10,529        03/31/99        10,473        03/31/99        10,599        03/31/99        10,520
06/30/99        10,483        06/30/99        10,302        06/30/99        10,425        06/30/99        10,344
09/30/99        10,587        09/30/99        10,333        09/30/99        10,508        09/30/99        10,350
12/31/99        10,618        12/31/99        10,333        12/31/99        10,499        12/31/99        10,318
03/31/00        10,725        03/31/00        10,509        03/31/00        10,657        03/31/00        10,500
06/30/00        10,874        06/30/00        10,636        06/30/00        10,834        06/30/00        10,627
09/30/00        11,049        09/30/00        10,837        09/30/00        11,078        09/30/00        10,849
12/31/00        11,280        12/31/00        11,179        12/31/00        11,451        12/31/00        11,213
03/31/01        11,576        03/31/01        11,424        03/31/01        11,746        03/31/01        11,466
06/30/01        11,716        06/30/01        11,478        06/30/01        11,831        06/30/01        11,551
09/30/01        11,994        09/30/01        11,739        09/30/01        12,157        09/30/01        11,850
12/31/01        12,022        12/31/01        11,667        12/31/01        12,044        12/31/01        11,751
03/31/02        12,084        03/31/02        11,722        03/31/02        12,158        03/31/02        11,835
06/30/02        12,439        06/30/02        12,120        06/30/02        12,676        06/30/02        12,254
09/30/02        12,715        09/30/02        12,590        09/30/02        13,229        09/30/02        12,728
12/31/02        12,831        12/31/02        12,649        12/31/02        13,246        12/31/02        12,731
03/31/03        12,939        03/31/03        12,738        03/31/03        13,426        03/31/03        12,857
06/30/03        13,053        06/30/03        12,987        06/30/03        13,783        06/30/03        13,140
09/30/03        13,197        09/30/03        13,012        09/30/03        13,866        09/30/03        13,166
12/31/03        13,174        12/31/03        13,058        12/31/03        13,986        12/31/03        13,286
03/31/04        13,297        03/31/04        13,171        03/31/04        14,198        03/31/04        13,440
06/30/04        13,171        06/30/04        12,937        06/30/04        13,864        06/30/04        13,175
09/30/04        13,421        09/30/04        13,225        09/30/04        14,331        09/30/04        13,569
12/31/04        13,446        12/31/04        13,271        12/31/04        14,450        12/31/04        13,665
03/31/05        13,345        03/31/05        13,163        03/31/05        14,304        03/31/05        13,564
06/30/05        13,506        06/30/05        13,356        06/30/05        14,683        06/30/05        13,889
09/30/05        13,525        09/30/05        13,348        09/30/05        14,622        09/30/05        13,862
12/31/05        13,563        12/31/05        13,394        12/31/05        14,698        12/31/05        13,940
03/31/06        13,579        03/31/06        13,400        03/31/06        14,680        03/31/06        13,954
06/30/06        13,625        06/30/06        13,438        06/30/06        14,705        06/30/06        13,960
09/30/06        13,889        09/30/06        13,671        09/30/06        15,179        09/30/06        14,373
12/31/06        13,976        12/31/06        13,749        12/31/06        15,284        12/31/06        14,479
03/31/07        14,112        03/31/07        13,854        03/31/07        15,422        03/31/07        14,588
06/30/07        14,150        06/30/07        13,866        06/30/07        15,324        06/30/07        14,513
09/30/07        14,419        09/30/07        14,095        09/30/07        15,757        09/30/07        14,773
12/31/07        14,675        12/31/07        14,305        12/31/07        16,057        12/31/07        14,943
03/31/08        15,003        03/31/08        14,500        03/31/08        16,284        03/31/08        14,956

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                            Average Annual Total Returns(a)
                                          (for periods ended March 31, 2008)

                                          1 YEAR        5 YEARS      10 YEARS

The Alabama Tax Free Bond Fund             4.66%         2.62%         3.78%
Lehman 7-Year Municipal Bond Index         5.59%         3.92%         4.99%
Lehman 3-Year Municipal Bond Index         6.31%         2.95%         4.11%
Lipper Intermediate Municipal Fund Index   2.52%         3.07%         4.11%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX

                              [BAR CHART OMITTED]

                                               (% OF NET ASSETS)

                                              The
                                       Government Street     S&P 500
                                          Equity Fund         Index
                                       -----------------------------
Consumer Discretionary                        6.5%             8.6%
Consumer Staples                              9.0%            11.1%
Energy                                       12.6%            13.3%
Financials                                   15.2%            16.8%
Health Care                                  12.0%            11.7%
Industrials                                  14.8%            12.2%
Information Technology                       13.3%            15.7%
Materials                                     2.6%             3.6%
Telecommunications Services                   1.2%             3.4%
Utilities                                     2.1%             3.6%
Exchange-Traded Funds                         9.0%             0.0%
Cash Equivalents                              1.7%             0.0%

TOP TEN EQUITY HOLDINGS

SECURITY DESCRIPTION                                           % OF NET ASSETS
--------------------------------------------------------------------------------
iShares MSCI EAFE Index Fund                                         5.5%
Bank of America Corporation                                          3.5%
Procter & Gamble Company (The)                                       2.9%
U.S. Bancorp                                                         2.7%
Vanguard FTSE All-World Ex-US Index ETF                              2.7%
Hewlett-Packard Company                                              2.5%
Philip Morris International, Inc.                                    2.5%
Chevron Corporation                                                  2.4%
Emerson Electric Company                                             2.3%
Caterpillar, Inc.                                                    2.3%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P MIDCAP 400 INDEX

                              [BAR CHART OMITTED]

                                              (% OF NET ASSETS)

                                             The
                                      Government Street    S&P MidCap
                                         Mid-Cap Fund       400 Index
                                      -------------------------------
Consumer Discretionary                        8.9%            12.4%
Consumer Staples                              3.1%             3.4%
Energy                                        8.1%            10.1%
Financials                                   13.6%            16.2%
Health Care                                  14.3%            12.2%
Industrials                                  16.2%            16.1%
Information Technology                       13.1%            13.6%
Materials                                     6.0%             7.5%
Telecommunications Services                   0.1%             0.5%
Utilities                                     7.5%             8.0%
Cash Equivalents                              9.1%             0.0%


TOP TEN EQUITY HOLDINGS

SECURITY DESCRIPTION                                           % OF NET ASSETS
--------------------------------------------------------------------------------
Gilead Sciences, Inc.                                                2.0%
Covance, Inc.                                                        1.8%
SPX Corporation                                                      1.7%
Steel Dynamics, Inc.                                                 1.4%
Stericycle, Inc.                                                     1.4%
Equitable Resources, Inc.                                            1.3%
Jacobs Engineering Group, Inc.                                       1.3%
State Street Corporation                                             1.1%
Coventry Health Care, Inc.                                           1.1%
AMETEK, Inc.                                                         1.0%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION

                              [PIE CHART OMITTED]

                   Revenue Bonds                         37.4%
                   General Oligation Bonds               45.9%
                   Pre-Refunded & Escrowed Bonds         13.3%
                   Cash Equivalents                       3.4%


                             DISTRIBUTION BY RATING
                   -------------------------------------------
                   RATING                           % HOLDINGS
                   ------                           ----------
                   AAA                                 65.8%
                   AA                                  34.2%

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 89.3%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 6.5%
     5,000   Coach, Inc. (a) ...................................   $    150,750
     5,000   GameStop Corporation (a) ..........................        258,550
    26,500   Home Depot, Inc. ..................................        741,205
     4,000   ITT Educational Services, Inc. (a) ................        183,720
    24,000   Johnson Controls, Inc. ............................        811,200
    10,000   Matsushita Electric Industrial Company Ltd. .......        217,100
    11,000   NIKE, Inc. - Class B ..............................        748,000
    40,000   Walt Disney Company (The) .........................      1,255,200
                                                                   ------------
                                                                      4,365,725
                                                                   ------------
             CONSUMER STAPLES -- 9.0%
    33,000   Altria Group, Inc. ................................        732,600
    22,836   Kraft Foods, Inc. .................................        708,144
    10,000   PepsiCo, Inc. .....................................        722,000
    33,000   Philip Morris International, Inc. (a) .............      1,669,140
    28,000   Procter & Gamble Company (The) ....................      1,961,960
     5,000   Wal-Mart Stores, Inc. .............................        263,400
                                                                   ------------
                                                                      6,057,244
                                                                   ------------
             ENERGY -- 12.4%
    11,614   Apache Corporation ................................      1,403,204
     7,300   BP plc - ADR ......................................        442,745
    19,000   Chevron Corporation ...............................      1,621,840
    18,500   ConocoPhillips ....................................      1,409,885
    10,900   Exxon Mobil Corporation ...........................        921,922
    14,000   Spectra Energy Corporation ........................        318,500
     7,996   Transocean, Inc. (a) ..............................      1,081,059
    10,000   Valero Energy Corporation .........................        491,100
    10,000   XTO Energy, Inc. ..................................        618,600
                                                                   ------------
                                                                      8,308,855
                                                                   ------------
             FINANCIALS -- 15.1%
    27,080   Aegon N.V. - ARS ..................................        396,451
    13,800   AFLAC, Inc. .......................................        896,310
     4,000   American Capital Strategies Ltd. ..................        136,640
    33,600   American Express Company ..........................      1,468,992
     7,500   American International Group, Inc. ................        324,375
    62,870   Bank of America Corporation .......................      2,383,402
    15,000   Charles Schwab Corporation ........................        282,450
    20,000   Citigroup, Inc. ...................................        428,400
    35,000   Colonial Properties Trust .........................        841,750
     7,000   Goldman Sachs Group, Inc. (The) ...................      1,157,730
    56,400   U.S. Bancorp ......................................      1,825,104
                                                                   ------------
                                                                     10,141,604
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 89.3% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             HEALTH CARE -- 12.4%
     3,000   Abbott Laboratories ...............................   $    165,450
     2,000   Allergan, Inc. ....................................        112,780
    14,300   Becton, Dickinson & Company .......................      1,227,655
    17,500   Cardinal Health, Inc. .............................        918,925
     4,000   Cerner Corporation (a) ............................        149,120
     2,000   Covance, Inc. (a) .................................        165,940
    20,000   Elan Corporation (a) ..............................        417,200
     5,000   Fresenius Medical Care AG & Company - ADR .........        251,600
     2,000   Genzyme Corporation (a) ...........................        149,080
    20,000   Johnson & Johnson .................................      1,297,400
    11,250   Techne Corporation (a) ............................        757,800
     3,000   Thermo Fisher Scientific, Inc. (a) ................        170,520
    13,000   UnitedHealth Group, Inc. ..........................        446,680
    16,000   Waters Corporation (a) ............................        891,200
    28,000   WellPoint, Inc. (a) ...............................      1,235,640
                                                                   ------------
                                                                      8,356,990
                                                                   ------------
             INDUSTRIALS -- 14.6%
    19,500   Caterpillar, Inc. .................................      1,526,655
     3,000   C.H. Robinson Worldwide, Inc. .....................        163,200
    30,000   Emerson Electric Company ..........................      1,543,800
    12,500   FedEx Corporation .................................      1,158,375
    17,000   General Dynamics Corporation ......................      1,417,290
    23,000   General Electric Company ..........................        851,230
    16,000   Ingersoll-Rand Company Ltd. - Class A .............        713,280
    10,000   Norfolk Southern Corporation ......................        543,200
    23,000   Quanta Services, Inc. (a) .........................        532,910
     5,000   Stericycle, Inc. (a) ..............................        257,500
    16,000   United Technologies Corporation ...................      1,101,120
                                                                   ------------
                                                                      9,808,560
                                                                   ------------
             INFORMATION TECHNOLOGY -- 13.2%
     5,000   Accenture Ltd. - Class A ..........................        175,850
    42,500   Adobe Systems, Inc. (a) ...........................      1,512,575
     5,000   Agilent Technologies, Inc. (a) ....................        149,150
     5,000   Applied Materials, Inc. ...........................         97,550
    20,000   Automatic Data Processing, Inc. ...................        847,800
     5,000   Broadridge Financial Solutions, Inc. ..............         88,000
    48,000   Cisco Systems, Inc. (a) ...........................      1,156,320
    31,000   Corning, Inc. .....................................        745,240
    11,000   Flextronics International Ltd. (a) ................        103,290
    37,000   Hewlett-Packard Company ...........................      1,689,420
     7,000   International Business Machines Corporation .......        805,980
     5,000   Intuit, Inc. (a) ..................................        135,050
    12,000   NetApp, Inc. (a) ..................................        240,600
    10,000   Oracle Corporation (a) ............................        195,600
    27,000   Texas Instruments, Inc. ...........................        763,290
     8,000   Xilinx, Inc. ......................................        190,000
                                                                   ------------
                                                                      8,895,715
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 89.3% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             MATERIALS -- 2.6%
     7,000   Alcoa, Inc. .......................................   $    252,420
    10,000   Nucor Corporation .................................        677,400
     7,000   POSCO - ADR .......................................        832,860
                                                                   ------------
                                                                      1,762,680
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 1.2%
     4,000   America Movil SAB de C.V ..........................        254,760
     6,000   AT&T, Inc. ........................................        229,800
     4,000   Nippon Telegraph and Telephone Corporation - ADR ..         86,720
     4,000   NTT DoCoMo, Inc. - ADR ............................         61,000
     2,000   Telephone and Data Systems, Inc. ..................         78,540
     2,000   Verizon Communications, Inc. ......................         72,900
                                                                   ------------
                                                                        783,720
                                                                   ------------
             UTILITIES -- 2.3%
    65,980   Duke Energy Corporation ...........................      1,177,743
     3,500   EnergySouth, Inc. .................................        182,665
     5,000   Wisconsin Energy Corporation ......................        219,950
                                                                   ------------
                                                                      1,580,358
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $31,915,172) ............   $ 60,061,451
                                                                   ------------

================================================================================
    SHARES   EXCHANGE TRADED FUNDS -- 9.0%                             VALUE
--------------------------------------------------------------------------------
    51,500   iShares MSCI EAFE Index Fund ......................   $  3,702,850
     3,000   Market Vectors - Agribusiness ETF (a) .............        160,830
     3,000   Market Vectors - Coal ETF (a) .....................        113,970
     3,000   Vanguard Emerging Markets ETF .....................        282,660
    33,500   Vanguard FTSE All-World Ex-US Index ETF ...........      1,805,650
                                                                   ------------

             TOTAL EXCHANGE TRADED FUNDS (Cost $5,905,904) .....   $  6,065,960
                                                                   ------------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 1.7%                                  VALUE
--------------------------------------------------------------------------------
$1,170,000   U.S. Bancorp, discount, due 04/01/2008
               (Cost $1,170,000) ...............................   $  1,170,000
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 0.0%                                VALUE
--------------------------------------------------------------------------------
       657   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $657) ...............................   $        657
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.0%
               (Cost $38,991,733) ..............................   $ 67,298,068

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0)% ...        (31,186)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 67,266,882
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt

ARS - American Registered Shares

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 90.9%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 7.8%
     2,500   AnnTaylor Stores Corporation (a) ..................   $     60,450
     2,000   ArvinMeritor, Inc. ................................         25,020
     6,500   Barnes & Noble, Inc. ..............................        199,225
     2,000   Bob Evans Farms, Inc. .............................         55,180
     3,000   BorgWarner, Inc. ..................................        129,090
     1,700   CBRL Group, Inc. ..................................         60,809
     2,500   Coach, Inc. (a) ...................................         75,375
     3,500   DreamWorks Animation SKG, Inc. (a) ................         90,230
     3,000   Family Dollar Stores, Inc. ........................         58,500
     5,700   GameStop Corporation - Class A (a) ................        294,747
     2,000   Hanesbrands, Inc. (a) .............................         58,400
     4,000   Hasbro, Inc. ......................................        111,600
     3,000   IAC/InterActiveCorp (a) ...........................         62,280
     1,605   ITT Educational Services, Inc. (a) ................         73,718
     3,000   Jarden Corporation (a) ............................         65,220
     2,500   Liberty Global, Inc. (a) ..........................         85,200
     3,700   OfficeMax, Inc. ...................................         70,818
     5,800   O'Reilly Automotive, Inc. (a) .....................        165,416
     3,000   Phillips-Van Heusen Corporation ...................        113,760
     2,000   Ross Stores, Inc. .................................         59,920
     3,500   Saks, Inc. (a) ....................................         43,645
     2,500   Scholastic Corporation (a) ........................         75,675
     6,000   Service Corporation International .................         60,840
     3,000   Sinclair Broadcast Group, Inc. ....................         26,730
     2,500   Snap-on, Inc. .....................................        127,125
     3,000   Sotheby's .........................................         86,730
     2,500   Vail Resorts, Inc. (a) ............................        120,725
                                                                   ------------
                                                                      2,456,428
                                                                   ------------
             CONSUMER STAPLES -- 3.1%
     5,400   Church & Dwight Company, Inc. .....................        292,896
     6,000   Hormel Foods Corporation ..........................        249,960
     4,700   J.M. Smucker Company ..............................        237,867
     3,000   NBTY, Inc. (a) ....................................         89,850
     1,740   Universal Corporation .............................        114,022
                                                                   ------------
                                                                        984,595
                                                                   ------------
             ENERGY -- 8.7%
     6,610   Cameron International Corporation (a) .............        275,240
     5,780   FMC Technologies, Inc. (a) ........................        328,824
     3,740   Murphy Oil Corporation ............................        307,204
     2,800   Newfield Exploration Company (a) ..................        147,980
     5,360   Noble Corporation .................................        266,231
     3,000   Overseas Shipholding Group, Inc. ..................        210,120
       480   Patriot Coal Corporation (a) ......................         22,546
     4,800   Peabody Energy Corporation ........................        244,800
     4,380   Pioneer Natural Resources Company .................        215,146
     5,000   Pride International, Inc. (a) .....................        174,750

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 90.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             ENERGY -- 8.7% (Continued)
     4,500   Smith International, Inc. .........................   $    289,035
     4,950   Valero Energy Corporation .........................        243,094
                                                                   ------------
                                                                      2,724,970
                                                                   ------------
             FINANCIALS -- 13.6%
     8,400   American Financial Group, Inc. ....................        214,704
     6,750   Arthur J. Gallagher & Company .....................        159,435
     7,300   Associated Banc-Corp ..............................        194,399
     6,000   Bank of Hawaii Corporation ........................        297,360
    10,050   Berkley (W.R.) Corporation ........................        278,284
     5,600   Cullen/Frost Bankers, Inc. ........................        297,024
    10,250   Eaton Vance Corporation ...........................        312,728
     2,600   Everest Re Group Ltd. .............................        232,778
     9,300   HCC Insurance Holdings, Inc. ......................        211,017
    10,400   Jefferies Group, Inc. .............................        167,752
     2,900   Legg Mason, Inc. ..................................        162,342
     4,600   Liberty Property Trust ............................        143,106
     7,720   New York Community Bancorp, Inc. ..................        140,658
     6,941   Potlatch Corporation ..............................        286,455
     7,000   Rayonier, Inc. ....................................        304,080
     4,400   State Street Corporation ..........................        347,600
    16,400   Synovus Financial Corporation .....................        181,384
     3,300   Westamerica Bancorporation ........................        173,580
     5,200   Wilmington Trust Corporation ......................        161,720
                                                                   ------------
                                                                      4,266,406
                                                                   ------------
             HEALTH CARE -- 15.0%
     3,500   Applera Corporation - Applied Biosystems Group ....        115,010
     1,000   Bard (C.R.), Inc. .................................         96,400
     3,450   Barr Pharmaceuticals, Inc. (a) ....................        166,670
     2,500   Bio-Rad Laboratories, Inc. - Class A (a) ..........        222,375
     2,500   Cephalon, Inc. (a) ................................        161,000
     6,000   Cerner Corporation (a) ............................        223,680
     8,000   Community Health Systems, Inc. (a) ................        268,560
     7,000   Covance, Inc. (a) .................................        580,790
     8,250   Coventry Health Care, Inc. (a) ....................        332,887
     5,600   DENTSPLY International, Inc. ......................        216,160
     2,000   Edwards Lifesciences Corporation (a) ..............         89,100
     1,000   Elan Corporation plc - ADR (a) ....................         20,860
     4,000   Fresenius Medical Care AG & Company - ADR .........        201,280
    12,000   Gilead Sciences, Inc. (a) .........................        618,360
     4,000   Henry Schein, Inc. (a) ............................        229,600
     1,500   IDEXX Laboratories, Inc. (a) ......................         73,890
     2,000   Millipore Corporation (a) .........................        134,820
     7,700   Mylan, Inc. .......................................         89,320
     3,000   ResMed, Inc. (a) ..................................        126,540
     4,500   Techne Corporation (a) ............................        303,120
     3,000   UnitedHealth Group, Inc. ..........................        103,080
     5,100   Varian Medical Systems, Inc. (a) ..................        238,884
     2,000   Waters Corporation (a) ............................        111,400
                                                                   ------------
                                                                      4,723,786
                                                                   ------------

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 90.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 16.9%
     3,000   Alexander & Baldwin, Inc. .........................   $    129,240
     7,500   AMETEK, Inc. ......................................        329,325
     5,000   ChoicePoint, Inc. (a) .............................        238,000
     6,000   C.H. Robinson Worldwide, Inc. .....................        326,400
     3,000   Corporate Executive Board Company .................        121,440
     6,000   Donaldson Company, Inc. ...........................        241,680
     6,000   Expeditors International of Washington, Inc. ......        271,080
     7,000   Fastenal Company ..................................        321,510
     3,500   Goodrich Corporation ..............................        201,285
     6,000   Graco, Inc. .......................................        217,560
     5,500   Herman Miller, Inc. ...............................        135,135
     5,475   Jacobs Engineering Group, Inc. (a) ................        402,905
     2,000   Joy Global, Inc. ..................................        130,320
     1,500   Koninklijke Philips Electronics N.V. - ADR ........         57,510
     3,000   L-3 Communications Holdings, Inc. .................        328,020
     4,000   Manpower, Inc. ....................................        225,040
     5,000   MSC Industrial Direct Company, Inc. ...............        211,250
     5,000   SPX Corporation ...................................        524,500
     8,275   Stericycle, Inc. (a) ..............................        426,163
     2,750   Teleflex, Inc. ....................................        131,202
     2,000   Thomas & Betts Corporation (a) ....................         72,740
     9,000   Trinity Industries, Inc. ..........................        239,850
     1,000   WESCO International, Inc. (a) .....................         36,490
                                                                   ------------
                                                                      5,318,645
                                                                   ------------
             INFORMATION TECHNOLOGY -- 12.2%
     8,000   Activision, Inc. (a) ..............................        218,480
     8,000   Acxiom Corporation ................................         94,960
     8,500   ADC Telecommunications, Inc. (a) ..................        102,680
     5,000   ADTRAN, Inc. ......................................         92,500
     4,000   Advent Software, Inc. (a) .........................        170,480
     5,000   Alliance Data Systems Corporation (a) .............        237,550
     8,000   Arrow Electronics, Inc. (a) .......................        269,200
     8,000   Cognizant Technology Solutions Corporation (a) ....        230,640
     6,500   Cree, Inc. (a) ....................................        181,740
     4,000   DST Systems, Inc. (a) .............................        262,960
     5,500   Harris Corporation ................................        266,915
    10,000   Integrated Device Technology, Inc. (a) ............         89,300
     9,000   Jack Henry & Associates, Inc. .....................        222,030
     7,000   Lam Research Corporation (a) ......................        267,540
     5,000   Linear Technology Corporation .....................        153,450
     6,000   Macrovision Corporation (a) .......................         81,000
     5,000   Microchip Technology, Inc. ........................        163,650
     8,000   National Instruments Corporation ..................        209,120
     4,000   Plantronics, Inc. .................................         77,240
     8,000   SanDisk Corporation (a) ...........................        180,560
     7,000   Xilinx, Inc. ......................................        166,250
     2,500   Zebra Technologies Corporation (a) ................         83,300
                                                                   ------------
                                                                      3,821,545
                                                                   ------------

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 90.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             MATERIALS -- 6.0%
     4,000   Airgas, Inc. ......................................   $    181,880
     9,000   Albemarle Corporation .............................        328,680
     4,000   Cabot Corporation .................................        112,000
     3,200   Eagle Materials, Inc. .............................        113,760
     3,000   Martin Marietta Materials, Inc. ...................        318,510
     4,000   Scotts Miracle-Gro Company (The) - Class A ........        129,680
     5,000   Sonoco Products Company ...........................        143,150
    13,000   Steel Dynamics, Inc. ..............................        429,520
     7,000   Valspar Corporation (The) .........................        138,880
                                                                   ------------
                                                                      1,896,060
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 0.1%
     1,000   Telephone and Data Systems, Inc. ..................         39,270
                                                                   ------------

             UTILITIES -- 7.5%
     7,000   AGL Resources, Inc. ...............................        240,240
     7,000   Equitable Resources, Inc. .........................        412,300
     9,050   Great Plains Energy, Inc. .........................        223,083
     8,850   MDU Resources Group, Inc. .........................        217,267
     5,750   ONEOK, Inc. .......................................        256,623
     7,900   Pepco Holdings, Inc. ..............................        195,288
    10,800   Puget Energy, Inc. ................................        279,396
     6,300   SCANA Corporation .................................        230,454
    10,600   Vectren Corporation ...............................        284,398
                                                                   ------------
                                                                      2,339,049
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $22,573,059) ............   $ 28,570,754
                                                                   ------------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 10.6%                                 VALUE
--------------------------------------------------------------------------------
$1,563,000   American Express Company, discount, due 04/01/2008    $  1,563,000
   199,000   General Electric Capital Corporation, discount,
               due 04/01/2008...................................        199,000
 1,563,000   U.S. Bancorp, discount, due 04/01/2008 ............      1,563,000
                                                                   ------------
             TOTAL COMMERCIAL PAPER (Cost $3,325,000) ..........   $  3,325,000
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 0.0%                                VALUE
--------------------------------------------------------------------------------
       816   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $816) ...............................   $        816
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 101.5%
               (Cost $25,898,875) ..............................   $ 31,896,570

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.5%) ...       (472,878)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 31,423,692
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
=====================================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.6%                                                 VALUE
-----------------------------------------------------------------------------------------------------
             Alabama Drinking Water Financing Auth., Rev.,
$  250,000     4.00%, due 08/15/2014 ................................................   $    253,830
                                                                                        ------------

             Alabama Special Care Facilities Financing Auth., Birmingham, Rev.,
   500,000     4.50%, due 11/01/2009, ETM ...........................................        517,680
   400,000     5.375%, due 11/01/2012, ETM ..........................................        400,900
                                                                                        ------------
                                                                                             918,580
                                                                                        ------------
             Alabama Special Care Facilities Financing Auth., Mobile Hospital, Rev.,
   250,000     4.50%, due 11/01/2010, ETM ...........................................        257,837
                                                                                        ------------

             Alabama State Federal Highway Financing Auth., Rev.,
   210,000     5.00%, due 03/01/2009 ................................................        215,294
   300,000     5.00%, due 03/01/2016 ................................................        315,936
                                                                                        ------------
                                                                                             531,230
                                                                                        ------------
             Alabama State, GO,
   250,000     5.00%, due 06/01/2012 ................................................        260,912
   300,000     5.00%, due 09/01/2015 ................................................        316,527
   300,000     5.00%, due 09/01/2016 ................................................        316,527
   300,000     5.00%, due 09/01/2017 ................................................        325,323
                                                                                        ------------
                                                                                           1,219,289
                                                                                        ------------
             Alabama State Parks System Improvement Corporation, GO,
   200,000     5.50%, due 06/01/2010 ................................................        213,152
                                                                                        ------------

             Alabama State Public School & College Auth., Capital Improvements, Rev.,
   300,000     5.00%, due 02/01/2010 ................................................        314,064
   475,000     5.00%, due 11/01/2012 ................................................        488,537
   600,000     5.125%, due 11/01/2013 ...............................................        617,532
   525,000     5.125%, due 11/01/2015 ...............................................        540,340
                                                                                        ------------
                                                                                           1,960,473
                                                                                        ------------
             Alabama State Public School & College Auth., Rev.,
   355,000     5.00%, due 05/01/2010 ................................................        373,691
                                                                                        ------------

             Alabama Water Pollution Control Auth., Rev.,
   500,000     5.00%, due 08/15/2010 ................................................        524,015
                                                                                        ------------

             Anniston, AL, Waterworks & Sewer Board, Rev.,
   400,000     4.00%, due 06/01/2015 ................................................        406,288
                                                                                        ------------

             Athens, AL, Electric Rev. Warrants,
   500,000     3.00%, due 06/01/2011 ................................................        500,050
                                                                                        ------------

             Athens, AL, School Warrants,
   335,000     5.05%, due 08/01/2015 ................................................        340,692
                                                                                        ------------

             Auburn, AL, Capital Improvements, School Warrants, GO,
   225,000     5.00%, due 08/01/2012 ................................................        243,864
                                                                                        ------------

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=====================================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.6% (CONTINUED)                                     VALUE
-----------------------------------------------------------------------------------------------------
             Auburn, AL, GO,
$  285,000     4.25%, due 08/01/2009 ................................................   $    292,413
                                                                                        ------------

             Auburn, AL, Water Works Board, Rev.,
   335,000     5.00%, due 07/01/2015 ................................................        357,442
                                                                                        ------------

             Auburn University, AL, General Fee Rev.,
   400,000     4.45%, due 06/01/2011 ................................................        405,096
                                                                                        ------------

             Baldwin Co., AL, Board of Education, Rev. Warrants,
   200,000     5.20%, due 06/01/2009 ................................................        201,030
   300,000     5.00%, due 06/01/2010 ................................................        314,829
                                                                                        ------------
                                                                                             515,859
                                                                                        ------------
             Baldwin Co., AL, GO, Warrants,
   500,000     4.50%, due 11/01/2008 ................................................        507,790
   200,000     5.00%, due 02/01/2015 ................................................        216,386
                                                                                        ------------
                                                                                             724,176
                                                                                        ------------
             Baldwin Co., AL, Warrants - Series A,
   320,000     5.00%, due 02/01/2017 ................................................        347,469
                                                                                        ------------

             Birmingham, AL, Special Care Facilities Financing Auth. Rev.,
   300,000     3.70%, due 06/01/2009 ................................................        304,155
                                                                                        ------------

             Decatur, AL, GO, Warrants,
   300,000     5.00%, due 06/01/2009 ................................................        301,251
                                                                                        ------------

             Decatur, AL, Water Rev.,
   100,000     5.00%, due 05/01/2014 ................................................        103,341
                                                                                        ------------

             Dothan, AL, GO,
   500,000     5.50%, due 09/01/2014 ................................................        530,155
                                                                                        ------------

             Fairhope, AL, Warrants,
   295,000     5.10%, due 06/01/2014 ................................................        307,464
                                                                                        ------------

             Florence, AL, School Warrants,
   200,000     4.65%, due 12/01/2012 ................................................        206,228
                                                                                        ------------

             Homewood, AL, GO, Warrants,
   500,000     5.00%, due 09/01/2014 ................................................        542,990
   250,000     5.00%, due 09/01/2015 ................................................        274,645
                                                                                        ------------
                                                                                             817,635
                                                                                        ------------
             Houston Co., AL, GO,
   300,000     5.60%, due 10/15/2014 ................................................        321,477
                                                                                        ------------

             Huntsville, AL, Capital Improvements, GO,
   100,000     3.25%, due 11/01/2010 ................................................        101,939
                                                                                        ------------

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=====================================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.6% (CONTINUED)                                     VALUE
-----------------------------------------------------------------------------------------------------
             Huntsville, AL, Electric Systems, Rev.,
$  300,000     4.00%, due 12/01/2013 ................................................   $    313,653
                                                                                        ------------

             Huntsville, AL, GO,
   400,000     5.50%, due 08/01/2009 ................................................        417,092
   500,000     5.00%, due 08/01/2011 ................................................        536,355
   250,000     5.25%, due 11/01/2012 ................................................        256,252
                                                                                        ------------
                                                                                           1,209,699
                                                                                        ------------
             Huntsville, AL, Water Systems, Rev.,
   200,000     4.70%, due 11/01/2013 ................................................        203,710
                                                                                        ------------

             Jefferson Co., AL, Sewer Rev.,
   225,000     5.00%, due 02/01/2041, Prerefunded 02/01/2011 @ 101 ..................        241,652
                                                                                        ------------

             Madison, AL, Warrants,
   200,000     4.40%, due 02/01/2011 ................................................        204,272
   400,000     4.85%, due 02/01/2013 ................................................        408,612
                                                                                        ------------
                                                                                             612,884
                                                                                        ------------
             Madison Co., AL, Board of Education, Capital Outlay Tax Antic. Warrants,
   400,000     5.20%, due 03/01/2011 ................................................        422,732
   250,000     5.20%, due 03/01/2014 ................................................        262,630
                                                                                        ------------
                                                                                             685,362
                                                                                        ------------
             Mobile, AL, GO,
   100,000     4.50%, due 08/01/2013 ................................................        106,814
   400,000     4.75%, due 02/15/2014 ................................................        422,616
   500,000     5.20%, due 08/15/2018 ................................................        526,185
                                                                                        ------------
                                                                                           1,055,615
                                                                                        ------------
             Montgomery, AL, GO,
   300,000     5.00%, due 11/01/2015 ................................................        315,813
                                                                                        ------------

             Montgomery, AL, Special Care Facilities, Rev.,
   125,000     5.00%, due 11/15/2029 ................................................        128,714
                                                                                        ------------

             Montgomery, AL, Waterworks & Sanitation, Rev.,
   500,000     5.00%, due 09/01/2008 ................................................        506,495
   350,000     5.25%, due 09/01/2011 ................................................        378,375
                                                                                        ------------
                                                                                             884,870
                                                                                        ------------
             Mountain Brook, AL, City Board of Education, Capital Outlay Warrants,
   405,000     4.80%, due 02/15/2011 ................................................        405,737
                                                                                        ------------

             Opelika, AL, GO,
   210,000     4.00%, due 03/01/2010 ................................................        216,709
                                                                                        ------------

             Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000     4.35%, due 08/01/2011 ................................................        202,760
                                                                                        ------------

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=====================================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.6% (CONTINUED)                                     VALUE
-----------------------------------------------------------------------------------------------------
             Shelby Co., AL, Board of Education, Rev. Warrants,
$  500,000     4.80%, due 02/01/2011 ................................................   $    512,325
                                                                                        ------------

             St. Clair Co., AL, GO,
   145,000     4.00%, due 08/01/2013 ................................................        152,979
   205,000     4.00%, due 08/01/2014 ................................................        216,023
                                                                                        ------------
                                                                                             369,002
                                                                                        ------------
             Trussville, AL, Warrants,
   400,000     4.30%, due 10/01/2010 ................................................        417,640
                                                                                        ------------

             Tuscaloosa, AL, Board of Education, GO,
   300,000     4.625%, due 08/01/2008 ...............................................        300,600
                                                                                        ------------

             Tuscaloosa, AL, Board of Education, Special Tax Warrants,
   300,000     4.85%, due 02/15/2013 ................................................        300,531
                                                                                        ------------

             Tuscaloosa, AL, GO, Warrants,
   145,000     4.25%, due 02/15/2011 ................................................        151,147
   500,000     5.45%, due 01/01/2014 ................................................        531,825
                                                                                        ------------
                                                                                             682,972
                                                                                        ------------
             Tuscaloosa Co., AL, GO, Warrants,
   425,000     4.30%, due 10/01/2009 ................................................        438,226
   400,000     5.55%, due 01/01/2015, Prerefunded 01/01/2010 @ 101 ..................        426,144
                                                                                        ------------
                                                                                             864,370
                                                                                        ------------
             University of Alabama, AL, General Fee Rev.,
   240,000     4.10%, due 12/01/2013 ................................................        248,496
                                                                                        ------------

             University of Alabama, AL, Series A, Rev.,
   375,000     4.00%, due 10/01/2010 ................................................        389,104
                                                                                        ------------

             Vestavia Hills, AL, Warrants,
   565,000     5.00%, due 02/01/2012 ................................................        606,590
                                                                                        ------------

             TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $23,948,066)..............................   $ 24,547,899
                                                                                        ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 4.5%                                VALUE
--------------------------------------------------------------------------------
 1,152,286   Alpine Muncipal Money Market Fund - Class I
               (Cost $1,152,286) ...............................   $  1,152,286
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 101.1%
               (Cost $25,100,352) ..............................   $ 25,700,185

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.1%) ...       (273,788)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 25,426,397
                                                                   ============

ETM - Escrowed to Maturity

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2008
=========================================================================================
                                               GOVERNMENT      GOVERNMENT      ALABAMA
                                                 STREET          STREET        TAX FREE
                                                 EQUITY          MID-CAP         BOND
                                                  FUND            FUND           FUND
-----------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost ....................   $ 38,991,733    $ 25,898,875   $ 25,100,352
                                              ============    ============   ============
   At value (Note 1) ......................   $ 67,298,068    $ 31,896,570   $ 25,700,185
Dividends and interest receivable .........         97,227          27,660        281,183
Receivable for investment securities sold .        573,235              --             --
Receivable for capital shares sold ........            150          14,903         25,000
Other assets ..............................          5,579           5,306          4,240
                                              ------------    ------------   ------------
   TOTAL ASSETS ...........................     67,974,259      31,944,439     26,010,608
                                              ------------    ------------   ------------
LIABILITIES
Distributions payable .....................         46,884           7,120         27,608
Payable for investment securities purchased        506,047         472,174        536,255
Payable for capital shares redeemed .......        106,649          14,803          5,396
Accrued investment advisory fees (Note 3) .         34,402          16,841          5,852
Accrued administration fees (Note 3) ......          7,300           4,000          3,500
Accrued compliance fees (Note 3) ..........            650             550            500
Other accrued expenses ....................          5,445           5,259          5,100
                                              ------------    ------------   ------------
   TOTAL LIABILITIES ......................        707,377         520,747        584,211
                                              ------------    ------------   ------------

NET ASSETS ................................   $ 67,266,882    $ 31,423,692   $ 25,426,397
                                              ============    ============   ============
Net assets consist of:
Paid-in capital ...........................   $ 39,007,431    $ 25,407,205   $ 24,878,866
Accumulated undistributed
   net investment income ..................             --          11,508         15,016
Accumulated/Distributions in excess of
   net realized gains/losses
   from security transactions .............        (46,884)          7,284        (67,318)
Net unrealized appreciation
   on investments .........................     28,306,335       5,997,695        599,833
                                              ------------    ------------   ------------

Net assets ................................   $ 67,266,882    $ 31,423,692   $ 25,426,397
                                              ============    ============   ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ..........................      1,502,766       2,559,396      2,421,435
                                              ============    ============   ============
Net asset value, offering price and
   redemption price per share (Note 1) ....   $      44.76    $      12.28   $      10.50
                                              ============    ============   ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2008
========================================================================================
                                             GOVERNMENT      GOVERNMENT        ALABAMA
                                               STREET          STREET         TAX FREE
                                               EQUITY          MID-CAP          BOND
                                                FUND            FUND            FUND
----------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................   $     39,242    $    117,439    $  1,011,131
   Dividends ............................      1,545,656         346,480          25,790
                                            ------------    ------------    ------------
      TOTAL INVESTMENT INCOME ...........      1,584,898         463,919       1,036,921
                                            ------------    ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ....        486,665         257,431          88,501
   Administration fees (Note 3) .........         99,888          49,659          39,017
   Professional fees ....................         18,374          15,924          14,640
   Trustees' fees and expenses ..........         13,002          13,002          13,002
   Custodian fees .......................         13,900          12,979           5,039
   Compliance fees (Note 3) .............          8,545           6,655           6,279
   Pricing costs ........................          2,449           4,237          11,835
   Postage and supplies .................          8,290           5,273           5,070
   Account maintenance fees .............          6,353           6,026           1,071
   Registration fees ....................          5,100           3,711           2,664
   Printing of shareholder reports ......          5,651           2,683           2,378
   Insurance expense ....................          5,641           2,512           2,105
   Other expenses .......................          4,616           5,004           4,642
                                            ------------    ------------    ------------
      TOTAL EXPENSES ....................        678,474         385,096         196,243
   Fees waived by the Adviser (Note 3) ..           --            (7,531)        (31,883)
                                            ------------    ------------    ------------
      NET EXPENSES ......................        678,474         377,565         164,360
                                            ------------    ------------    ------------

NET INVESTMENT INCOME ...................        906,424          86,354         872,561
                                            ------------    ------------    ------------
REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized gains from
      security transactions .............      1,965,343         756,786          16,614
   Net realized gains from in-kind
      redemptions (Note 1) ..............     10,223,336         369,183              --
   Net change in unrealized appreciation/
      depreciation on investments .......    (14,723,170)     (2,471,103)        265,263
                                            ------------    ------------    ------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS ........     (2,534,491)     (1,345,134)        281,877
                                            ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS ...............   $ (1,628,067)   $ (1,258,780)   $  1,154,438
                                            ============    ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                  GOVERNMENT STREET                    GOVERNMENT STREET
                                                     EQUITY FUND                         MID-CAP FUND
                                             ------------------------------------------------------------------
                                                YEAR              YEAR              YEAR              YEAR
                                               ENDED             ENDED             ENDED             ENDED
                                              MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                2008              2007              2008              2007
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ................   $      906,424    $      875,665    $       86,354    $       88,137
  Net realized gains from
      security transactions ............        1,965,343         8,725,441           756,786         1,827,568
  Net realized gains from in-kind
     redemptions (Note 1) ..............       10,223,336                --           369,183                --
  Net change in unrealized appreciation/
     depreciation on investments .......      (14,723,170)       (3,740,630)       (2,471,103)         (804,624)
                                           --------------    --------------    --------------    --------------
Net increase (decrease) in net
  assets from operations ...............       (1,628,067)        5,860,476        (1,258,780)        1,111,081
                                           --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........         (906,812)         (871,818)         (131,638)         (123,370)
  From realized capital gains
     on security transactions ..........       (2,019,387)      (13,025,536)         (749,760)       (2,640,776)
  Return of capital ....................         (265,270)               --                --                --
                                           --------------    --------------    --------------    --------------
Decrease in net assets from
  distributions to shareholders ........       (3,191,469)      (13,897,354)         (881,398)       (2,764,146)
                                           --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............        1,964,944         4,965,258         1,588,631         2,730,131
  Net asset value of shares issued in
     reinvestment of distributions
     to shareholders ...................        3,075,937        13,483,748           859,223         2,748,844
  Payments for shares redeemed .........      (20,710,964)      (29,898,475)       (2,844,837)       (7,483,807)
                                           --------------    --------------    --------------    --------------
Net decrease in net assets from
  capital share transactions ...........      (15,670,083)      (11,449,469)         (396,983)       (2,004,832)
                                           --------------    --------------    --------------    --------------

TOTAL DECREASE IN NET ASSETS ...........      (20,489,619)      (19,486,347)       (2,537,161)       (3,657,897)

NET ASSETS
  Beginning of year ....................       87,756,501       107,242,848        33,960,853        37,618,750
                                           --------------    --------------    --------------    --------------
  End of year ..........................   $   67,266,882    $   87,756,501    $   31,423,692    $   33,960,853
                                           ==============    ==============    ==============    ==============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ................   $           --    $        7,415    $       11,508    $       56,792
                                           ==============    ==============    ==============    ==============
CAPITAL SHARE ACTIVITY
  Sold .................................           40,023           101,372           119,232           209,562
  Reinvested ...........................           62,867           275,696            64,918           209,747
  Redeemed .............................         (414,553)         (608,524)         (210,523)         (577,999)
                                           --------------    --------------    --------------    --------------
  Net decrease in shares outstanding ...         (311,663)         (231,456)          (26,373)         (158,690)
  Shares outstanding, beginning of year         1,814,429         2,045,885         2,585,769         2,744,459
                                           --------------    --------------    --------------    --------------
  Shares outstanding, end of year ......        1,502,766         1,814,429         2,559,396         2,585,769
                                           ==============    ==============    ==============    ==============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================
                                                                   ALABAMA TAX FREE
                                                                       BOND FUND
                                                             ----------------------------
                                                                 YEAR             YEAR
                                                                ENDED            ENDED
                                                               MARCH 31,        MARCH 31,
                                                                 2008             2007
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................................   $    872,561    $    879,135
   Net realized gains from security transactions .........         16,614          20,874
   Net change in unrealized appreciation/
      depreciation on investments ........................        265,263         (44,862)
                                                             ------------    ------------
Net increase in net assets from operations ...............      1,154,438         855,147
                                                             ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............................       (869,547)       (876,155)
   From realized capital gains on security transactions ..        (15,917)             --
                                                             ------------    ------------
Decrease in net assets from distributions to shareholders        (885,464)       (876,155)
                                                             ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............................      1,373,954       2,206,930
   Net asset value of shares issued in
      reinvestment of distributions to shareholders ......        559,466         569,451
   Payments for shares redeemed ..........................     (2,744,430)     (2,968,731)
                                                             ------------    ------------
Net decrease in net assets from capital share transactions       (811,010)       (192,350)
                                                             ------------    ------------

TOTAL DECREASE IN NET ASSETS .............................       (542,036)       (213,358)

NET ASSETS
   Beginning of year .....................................     25,968,433      26,181,791
                                                             ------------    ------------
   End of year ...........................................   $ 25,426,397    $ 25,968,433
                                                             ============    ============
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME .................................   $     15,016    $     12,778
                                                             ============    ============
CAPITAL SHARE ACTIVITY
   Sold ..................................................        131,729         212,370
   Reinvested ............................................         53,777          54,790
   Redeemed ..............................................       (264,214)       (285,665)
                                                             ------------    ------------
   Net decrease in shares outstanding ....................        (78,708)        (18,505)
   Shares outstanding, beginning of year .................      2,500,143       2,518,648
                                                             ------------    ------------
   Shares outstanding, end of year .......................      2,421,435       2,500,143
                                                             ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                            ------------------------------------------------------------------
                                               2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. ...   $    48.37    $    52.42    $    47.11    $    46.10    $    34.13
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.57          0.48          0.50          0.50          0.32
  Net realized and unrealized
     gains (losses) on investments ......        (2.12)         2.90          5.31          1.01         11.97
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (1.55)         3.38          5.81          1.51         12.29
                                            ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.57)        (0.48)        (0.50)        (0.50)        (0.32)
  Distributions from net realized gains .        (1.31)        (6.95)           --            --            --
  Return of capital .....................        (0.18)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (2.06)        (7.43)        (0.50)        (0.50)        (0.32)
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    44.76    $    48.37    $    52.42    $    47.11    $    46.10
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................       (3.51%)        7.04%        12.39%         3.27%        36.09%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $   67,267    $   87,757    $  107,243    $  132,922    $  129,719
                                            ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .        0.84%         0.84%         0.78%         0.76%         0.79%

Ratio of net investment income
  to average net assets .................        1.12%         0.96%         0.95%         1.08%         0.77%

Portfolio turnover rate .................          12%           15%           17%           13%           15%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==============================================================================================================
                                                                                                      PERIOD
                                                            YEARS ENDED MARCH 31,                      ENDED
                                            ----------------------------------------------------     MARCH 31,
                                               2008          2007          2006          2005        2004 (a)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    13.13    $    13.71    $    11.30    $    10.33    $    10.00
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.03          0.04          0.05          0.01          0.01
  Net realized and unrealized
     gains (losses) on investments ......        (0.53)         0.45          2.38          0.97          0.68
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (0.50)         0.49          2.43          0.98          0.69
                                            ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.05)        (0.05)        (0.02)        (0.01)        (0.01)
  Distributions from net realized gains .        (0.30)        (1.02)           --         (0.00)(b)     (0.35)
                                            ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (0.35)        (1.07)        (0.02)        (0.01)        (0.36)
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........   $    12.28    $    13.13    $    13.71    $    11.30    $    10.33
                                            ==========    ==========    ==========    ==========    ==========

Total return (c) ........................       (3.99%)        3.83%        21.51%         9.47%         6.83%(d)
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's).. ...   $   31,424    $   33,961    $   37,619    $   32,025    $   19,227
                                            ==========    ==========    ==========    ==========    ==========
Ratio of net expenses to
  average net assets (e) ................        1.10%         1.10%         1.10%         1.10%         1.09%(f)

Ratio of net investment income
  to average net assets .................        0.25%         0.26%         0.37%         0.14%         0.11%(f)

Portfolio turnover rate .................          11%           11%           28%            6%          177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.12%, 1.12%, 1.11%, 1.23% and 1.71%(f) for the periods ended March 31, 2008, 2007,
      2006, 2005 and 2004, respectively (Note 3).

(f)   Annualized.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                            ------------------------------------------------------------------
                                               2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. ...   $    10.39    $    10.40    $    10.55    $    10.90    $    10.89
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.36          0.36          0.34          0.35          0.35
  Net realized and unrealized
     gains (losses) on investments ......         0.12         (0.01)        (0.15)        (0.36)         0.01
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         0.48          0.35          0.19         (0.01)         0.36
                                            ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.36)        (0.36)        (0.34)        (0.34)        (0.35)
  Distributions from net realized gains .        (0.01)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (0.37)        (0.36)        (0.34)        (0.34)        (0.35)
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    10.50    $    10.39    $    10.40    $    10.55    $    10.90
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................        4.66%         3.38%         1.80%        (0.06%)        3.40%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $   25,426    $   25,968    $   26,182    $   34,525    $   38,702
                                            ==========    ==========    ==========    ==========    ==========
Ratio of net expenses to
  average net assets (b) ................        0.65%         0.65%         0.65%         0.65%         0.65%

Ratio of net investment income
  to average net assets .................        3.46%         3.44%         3.25%         3.21%         3.26%

Portfolio turnover rate .................           6%           15%            5%            4%           10%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.76%, 0.73%, 0.69%, and 0.68% for the years ended March 31, 2008, 2007, 2006,
      2005 and 2004, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the "Funds") are each a no-load series of the Williamsburg Investment Trust (the "Trust"). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security,

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
subsequent private transactions in the security or related securities, or a combination of these and other factors.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. Certain Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 are as follows:

----------------------------------------------------------------------------------------------------------
                     YEARS          ORDINARY   EXEMPT-INTEREST   LONG-TERM      RETURN OF        TOTAL
                     ENDED           INCOME       DIVIDENDS        GAINS         CAPITAL     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
Government Street   03/31/08     $  1,059,790   $         --   $  1,866,409   $    265,270   $  3,191,469
  Equity Fund       03/31/07     $  1,084,650   $         --   $ 12,812,704   $         --   $ 13,897,354
----------------------------------------------------------------------------------------------------------
Government Street   03/31/08     $    150,519   $         --   $    730,879   $         --   $    881,398
  Mid-Cap Fund      03/31/07     $    154,752   $         --   $  2,609,394   $         --   $  2,764,146
----------------------------------------------------------------------------------------------------------
Alabama Tax Free    03/31/08     $         --   $    869,547   $     15,917   $         --   $    885,464
  Bond Fund         03/31/07     $         --   $    876,155   $         --   $         --   $    876,155
----------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2008:

--------------------------------------------------------------------------------
                                     GOVERNMENT     GOVERNMENT        ALABAMA
                                       STREET         STREET         TAX FREE
                                       EQUITY         MID-CAP          BOND
                                        FUND           FUND            FUND
--------------------------------------------------------------------------------
Cost of portfolio investments ..   $ 38,991,733    $ 25,898,875    $ 25,152,858
                                   ============    ============    ============
Gross unrealized appreciation ..   $ 29,385,177    $  7,769,841    $    577,628
Gross unrealized depreciation ..     (1,078,842)     (1,772,146)        (30,301)
                                   ------------    ------------    ------------
Net unrealized appreciation ....     28,306,335       5,997,695         547,327
Undistributed ordinary income ..             --          11,707          25,727
Undistributed long-term gains ..             --          14,205           2,085
Other temporary differences ....        (46,884)         (7,120)        (27,608)
                                   ------------    ------------    ------------
Total distributable earnings ...   $ 28,259,451    $  6,016,487    $    547,531
                                   ============    ============    ============
--------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing
methods  in  the   amortization  of  discounts  and  premiums  on  fixed  income securities.

During the year ended March 31, 2008, The Alabama Tax Free Bond Fund utilized capital loss carryforwards of $519 to offset current year realized gains.

During the year ended March 31, 2008, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $10,223,336 and $369,183, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund's net assets or net asset value per share.

For the year ended March 31, 2008, The Government Street Equity Fund reclassified return of capital distributions of $265,270 against paid-in capital on the Statements of Assets and Liabilities. For the year ended March 31, 2008, The Alabama Tax Free Bond Fund reclassified $776 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities. These reclassifications are due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. For The Alabama Tax Free Bond Fund the differences are primarily due to the tax treatment of certain debt obligations. Such reclassifications had no effect on each Fund's net assets or net asset value per share.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
threshold would be recorded as a tax benefit or expense in the current year. Each Fund adopted the provisions of FIN 48 on September 30, 2007. Management analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through March 31, 2008) for purposes of implementing FIN 48 and has concluded that no provision for income tax is required in the financial statments.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $9,215,266 and $27,321,075, respectively, for The Government Street Equity Fund; $3,514,522 and $4,200,803, respectively, for The Government Street Mid-Cap Fund; and $1,552,162 and $2,325,000, respectively, for The Alabama Tax Free Bond Fund.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

For the year ended March 31, 2008, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and .65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $7,531 and $31,883, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2008.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Equity Fund, The Government Street Mid-Cap Fund and the Alabama Tax Free Bond Fund are subject to a minimum monthly fee of $4,000, $4,000 and $3,500, respectively. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Funds' compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million.

4.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
The Government Street Equity Fund,
The Government Street Mid-Cap Fund, and
The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund at March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
May 16, 2008

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period (October 1, 2007) shown and held for the entire period (March 31, 2008).

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Funds' expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

----------------------------------------------------------------------------------------
                                            Beginning        Ending
                                          Account Value   Account Value   Expenses Paid
                                          Oct. 1, 2007   March 31, 2008   During Period*
----------------------------------------------------------------------------------------
THE GOVERNMENT STREET EQUITY FUND
----------------------------------------------------------------------------------------
Based on Actual Fund Return                 $ 1,000.00     $   889.60     $     3.92
----------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                        $ 1,000.00     $ 1,020.85     $     4.19
----------------------------------------------------------------------------------------
THE GOVERNMENT STREET MID-CAP FUND
----------------------------------------------------------------------------------------
Based on Actual Fund Return                 $ 1,000.00     $   900.50     $     5.23
----------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                        $ 1,000.00     $ 1,019.50     $     5.55
----------------------------------------------------------------------------------------
THE ALABAMA TAX FREE BOND FUND
----------------------------------------------------------------------------------------
Based on Actual Fund Return                 $ 1,000.00     $ 1,028.70     $     3.30
----------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                        $ 1,000.00     $ 1,021.75     $     3.29
----------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

            The Government Street Equity Fund           0.83%
            The Government Street Mid-Cap Fund          1.10%
            The Alabama Tax Free Bond Fund              0.65%

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                                POSITION HELD                 LENGTH OF
TRUSTEE                           ADDRESS                              AGE      WITH THE TRUST                TIME SERVED
------------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.        931 Broad Street Road,               71       Chairman and                  Since
                                  Manakin-Sabot, VA                             Trustee                       June 1991
------------------------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III        1802 Bayberry Court,                 71       Trustee                       Since
                                  Suite 400                                                                   September 1988
                                  Richmond, VA
------------------------------------------------------------------------------------------------------------------------------
* John T. Bruce                   800 Main Street                      54       Trustee                       Since
                                  Lynchburg, VA                                                               September 1988
------------------------------------------------------------------------------------------------------------------------------
  Robert S. Harris                100 Darden Boulevard                 58       Trustee                       Since
                                  Charlottesville, VA                                                         January 2007
------------------------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.              4488 Pond Apple                      68       Trustee                       Since
                                  Drive North                                                                 September 1988
                                  Naples, FL
------------------------------------------------------------------------------------------------------------------------------
  Richard L. Morrill              University of Richmond               68       Trustee                       Since
                                  Richmond, VA                                                                March 1993
------------------------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette           100 Jacintoport Boulevard            48       Trustee                       Since
                                  Saraland, AL                                                                March 1993
------------------------------------------------------------------------------------------------------------------------------
  Erwin H. Will, Jr.              47 Willway Avenue                    75       Trustee                       Since
                                  Richmond, VA                                                                July 1997
------------------------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III              302 Clovelly Road                    72       Trustee                       Since
                                  Richmond, VA                                                                November 1988
------------------------------------------------------------------------------------------------------------------------------
  Thomas W. Leavell               150 Government Street                64       President                     Since
                                  Mobile, AL                                                                  February 2004
------------------------------------------------------------------------------------------------------------------------------
  Mary Shannon Hope               150 Government Street                44       Vice President of The         Since
                                  Mobile, AL                                    Government Street             February 2004
                                                                                Bond Fund
------------------------------------------------------------------------------------------------------------------------------
  Timothy S. Healey               600 Luckie Drive                     55       Vice President of  The        Since
                                  Suite 305                                     Alabama Tax  Free Bond        January 1995
                                  Birmingham, AL                                Fund and The Government
                                                                                Street Mid-Cap Fund
------------------------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey                225 Pictoria Drive                   51       Vice President                Since
                                  Suite 450                                                                   November 2000
                                  Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------------
  Mark J. Seger                   225 Pictoria Drive                   46       Treasurer                     Since
                                  Suite 450                                                                   November 2000
                                  Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------------
  John F. Splain                  225 Pictoria Drive                   51       Secretary                     Since
                                  Suite 450                                                                   November 2000
                                  Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------------
  Tina H. Bloom                   225 Pictoria Drive                   39       Chief Compliance Officer      Since
                                  Suite 450                                                                   August 2006
                                  Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of China Doll Rice Company. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors,LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2008 certain dividends paid by The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $1,059,790, $150,519, and $0, respectively, as taxed at a maximum rate of 15%, as well as $1,819,525, $730,879 and $15,917, respectively, as long-term gain distributions. Additionally, for the fiscal year ended March 31, 2008, 100% of the dividends paid from ordinary income by The Governent Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)
================================================================================
At an in-person meeting held on February 12, 2008, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED) (CONTINUED)
================================================================================
Adviser's representations that all of the Funds' portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Funds nor the Adviser participate in any revenue sharing arrangements on behalf of the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of each Fund as compared to similarly managed funds and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to the Funds; (ii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and they believe the fees to be reasonable given the quality of services provided by the Adviser; (iii) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (iv) the Adviser's voluntary commitment to cap overall operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund through advisory fee waivers has enabled those Funds to further increase returns for shareholders. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                       This page intentionally left blank.

================================================================================

                           THE GOVERNMENT STREET FUNDS
                  =============================================
                              No Load Mutual Funds


              INVESTMENT ADVISER
              T. Leavell & Associates, Inc.
              150 Government Street
              Post Office Box 1307
              Mobile, AL 36633

              ADMINISTRATOR
              Ultimus Fund Solutions, LLC
              P.O. Box 46707
              Cincinnati, OH 45246-0707
              1-866-738-1125

              LEGAL COUNSEL
              Sullivan & Worcester LLP
              One Post Office Square
              Boston, MA 02109

              INDEPENDENT REGISTERED PUBLIC
              ACCOUNTING FIRM
              Ernst & Young LLP
              1900 Scripps Center
              312 Walnut Street
              Cincinnati, OH 45202

              BOARD OF TRUSTEES
              Austin Brockenbrough, III
              John T. Bruce
              Charles M. Caravati, Jr.
              Robert S. Harris
              J. Finley Lee, Jr.
              Richard L. Morrill
              Harris V. Morrissette
              Erwin H. Will, Jr.
              Samuel B. Witt, III

              PORTFOLIO MANAGERS
              Thomas W. Leavell,
                 The Government Street Equity Fund
                 The Government Street Mid-Cap Fund
              Timothy S. Healey,
                 The Government Street Mid-Cap Fund
                 The Alabama Tax Free Bond Fund
              Richard E. Anthony, Jr.,
                 The Government Street Mid-Cap Fund
              Mary Shannon Hope,
                 The Government Street Bond Fund

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                 AUGUST 1, 2008

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2
MUNICIPAL OBLIGATIONS......................................................... 8
DESCRIPTION OF BOND RATINGS...................................................16
INVESTMENT LIMITATIONS........................................................18
TRUSTEES AND OFFICERS.........................................................22
INVESTMENT ADVISER............................................................26
ADMINISTRATOR.................................................................29
DISTRIBUTOR...................................................................30
OTHER SERVICE PROVIDERS.......................................................31
PORTFOLIO SECURITIES AND BROKERAGE............................................31
SPECIAL SHAREHOLDER SERVICES..................................................32
PURCHASE OF SHARES............................................................34
REDEMPTION OF SHARES..........................................................34
NET ASSET VALUE DETERMINATION.................................................35
FUND EXPENSES.................................................................35
ADDITIONAL TAX INFORMATION....................................................36
GENERAL INFORMATION ABOUT THE TRUST...........................................38
CALCULATION OF PERFORMANCE DATA...............................................41
FINANCIAL STATEMENTS AND REPORTS..............................................44
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A).............................45

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2008. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown Balanced Fund (the "Balanced Fund"), The Jamestown Equity Fund (the "Equity Fund"), The Jamestown Select Fund (the "Select Fund") and The Jamestown Tax Exempt Virginia Fund (the "Tax Exempt Virginia Fund") are four separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Select Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When the Select Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call the Select Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Select Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Select Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Select Fund writes options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Select Fund will lose the opportunity for further appreciation of that security. If the Select Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Select Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Select Fund's portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Select Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Select Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Balanced Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Balanced Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions. With respect to the Balanced Fund, the Equity Fund and the Select Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership on the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

The Equity Fund and the Balanced Fund will not purchase securities of other investment companies if as a result more than 5% of a Fund's total assets would be invested in such securities. The Tax Exempt Virginia Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund and the Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to one-third of total assets in the case of the Balanced Fund, the Equity Fund and the Select Fund, and 15% of total assets in the case of the Tax Exempt Virginia Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total ASSETS.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 150% with respect to the Select Fund, and will generally not exceed 100% with respect to each of the other Funds. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information, and do not purport to be complete descriptions. Data regarding the financial condition of Virginia State government may not be relevant to Municipal Obligations issued by political subdivisions of Virginia. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget. General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

The economy of Virginia is based primarily on the service, wholesale and retail trade, government and manufacturing sectors. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending. In particular, the 2005 Defense Base Realignment and Closure Commission made final recommendations that will impact more than 100,000 defense-related jobs in Virginia.

Virginia continues to display healthy trends and strong creditworthiness. During 2007, Virginia's unemployment rate averaged just 3.1%, and the Commonwealth's December 2007 unemployment rate of 3.5% was much lower than the national unemployment rate of 5.0%. Population growth has been steady and robust: from 2000 to 2007, Virginia's population increased 11% to reach 7.7 million people, compared with a 7% growth rate for the United States. Virginia ranked ninth nationally in 2006 on the basis of median household income, topping the national average by 16%. Audited results for the fiscal year ended June 30, 2007 indicate satisfactory financial performance in Virginia, with general fund revenues increasing by 5% over fiscal year 2006. Most notable was a 5% rise in personal income taxes. As of June 30, 2007, Virginia's unreserved general fund balance stood at $1.8 billion - a solid 12% of general fund revenues. In the first month of 2008, general fund revenues were $7.5 billion, or 3.2% higher than the same period for the previous year and equal to the annual forecast. However, with the slowing of the national and local economies, state officials anticipate weakness in general fund revenue collections for the rest of the fiscal year and expect a budgetary shortfall of $340 million. The governor has called for 5% reductions in spending and other measures to preserve budgetary balance.

As of March 31, 2008, the Commonwealth had a Standard & Poor's rating of AAA, a Moody's rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and
(2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Virginia Municipal Obligations that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United State Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks which the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies' capitalization and insurance regulatory authorities.

A negative factor affecting the municipal bond market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest if an issuer were to default. Insured municipal bonds, which constitute about half of the $2.5 trillion municipal bond market, were favored by investors for their AAA credit ratings that enhanced both creditworthiness and liquidity of insured bonds. Since late 2007, certain monoline insurers have come under substantial pressure due to their exposure to structured financial products including significant subprime mortgage risk. Recent downgrades to credit ratings of certain monoline insurance companies could compromise the related guarantees that they provide to a large portion of the municipal market. These ratings cuts have led to credit ratings downgrades of the bonds they insure. Investors may assess insured bonds based on the credit risk of the underlying issuer of the bonds, giving little to no value to the bond insurance. The market price and liquidity of certain insured bonds may be negatively affected. The municipal bond market remains a high-quality market, where about half of the outstanding bonds are rated AAA or AA without an insurance guarantee. Many of the concerns regarding the financial condition of monoline insurers seem to have already been discounted by the municipal bond market, yet there can be no assurance that such conditions will not deteriorate. As of June 30, 2008, the Tax Exempt Virginia Fund had about 41% of its portfolio invested in municipal bonds with bond insurance.

The rights of the holders of the Virginia Municipal Obligations and the enforceability of the Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable, (2) principles of equity, and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

INDUSTRIAL REVENUE BONDS. The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely, predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund and the Tax Exempt Virginia Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH RATINGS LTD.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Balanced Fund and the Equity Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets;

(4)   Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(5) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13) Participate on a joint or joint and several basis in any trading account in securities;

(14) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(16) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Select Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of the Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Fund may acquire foreign securities sold as American Depository Receipts;

(4) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(5) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(6) Invest for the purpose of exercising control or management of another issuer;

(7) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(8) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(9) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements; or

(12)  Purchase  or  sell  commodities,   commodities   contracts,   warrants  on
      commodities or related options.

Under these fundamental limitations, the Tax Exempt Virginia Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Make short sales of securities or maintain a short position, except short sales "against the box";

(7) Participate on a joint or joint and several basis in any trading account in securities;

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(10) Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 12, above for the Balanced Fund and the Equity Fund and limitation number 6, above for the Tax Exempt Virginia Fund), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                 Principal Occupation(s) During       Portfolios in
                                             Length of        Position(s)               Past 5 Years and              Trust Overseen
         Name, Address and Age              Time Served     Held with Trust     Directorships of Public Companies       by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*Austin Brockenbrough, III (age 71)            Since           Trustee;      President and Managing Director of              11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Corporation (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 54)                        Since           Trustee;      President, Director and member of               11
800 Main Street                            September 1988    President of    Executive Committee of Flippin, Bruce
Lynchburg, Virginia 24504                                    the Flippin,    & Porter, Inc., Lynchburg, Virginia
                                                            Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 71)             Since           Chairman      Retired physician; retired President            11
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

INDEPENDENT TRUSTEES:

Robert S. Harris, Ph. D. (age 58)              Since            Trustee      C. Stewart Sheppard Professor of                11
100 Darden Boulevard                        January 2007                     Business Administration at The Darden
Charlottesville, Virginia 22903                                              Graduate School of Business
                                                                             Administration at the University of
                                                                             Virginia; previously the Dean at The
                                                                             Darden Graduate School; consultant to
                                                                             corporations and government agencies

J. Finley Lee, Jr., Ph.D. (age 68)             Since            Trustee      Financial consultant and the Julian             11
448 Pond Apple Drive North                 September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                        of North Carolina

Richard L. Morrill, Ph.D. (age 69)             Since            Trustee      Chancellor of the University of                 11
G19 Boatwright Library                       March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                     Corporation (plastics manufacturer)
                                                                             and Albemarle Corporation (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 48)                 Since            Trustee      President of China Doll Rice and                11
100 Jacintoport Boulevard                    March 1993                      Beans, Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                      Aviation, Inc. (airplane fueling);
                                                                             Director of BancTrust Financial Group,
                                                                             Inc. (bank holding company) and
                                                                             EnergySouth, Inc.; prior to June 2007,
                                                                             Chief Executive Officer of Marshall
                                                                             Biscuit Co. Inc.

Samuel B. Witt, III (age 72)                   Since            Trustee      Retired Senior Vice President and               11
302 Clovelly Road                          November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                     Associates, Inc. (state government
                                                                             relations); Director of The Swiss
                                                                             Helvetia Fund, Inc. (closed-end
                                                                             investment company)

EXECUTIVE OFFICERS:
John P. Ackerly, IV (age 44)                   Since        Vice President   Senior Vice President of Davenport &
One James Center, 901 E. Cary Street       November 1997        of The       Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                    Davenport Core
                                                                 Fund

Margaret H. Alves (age 36)                     Since          Compliance     Chief Compliance Officer and Director of
150 Government Street                      February 2006    Officer of The   Leavell Investment Management, Inc.,
Mobile, Alabama 36602                                         Government     Mobile, Alabama; prior to April 2006,
                                                             Street Funds    associate attorney with Alford, Clausen  &
                                                                             McDonald, LLC

Joseph L. Antrim, III (age 63)                 Since         President of    Executive Vice President of Davenport &
One James Center, 901 E. Cary Street       November 1997    The Davenport    Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                      Core Fund

Tina H. Bloom (age 39)                         Since            Chief        Vice President of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450               August 2006       Compliance     LLC (the Trust's administrator) and
Cincinnati, Ohio 45246                                         Officer       Ultimus Fund Distributors, LLC (the
                                                                             Trust's principal underwriter)

Austin Brockenbrough, IV (age 39)              Since        Vice President   Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400              August 2006         of The       Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                      Jamestown
                                                             Select Fund

Charles M. Caravati, III (age 42)              Since         President of    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400             January 1996     The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                    Balanced Fund,
                                                            The Jamestown
                                                           Equity Fund and
                                                            The Jamestown
                                                            International
                                                           Equity Fund and
                                                            Vice President
                                                                of The
                                                              Jamestown
                                                             Select Fund

Robert G. Dorsey (age 51)                      Since        Vice President   Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

John M. Flippin (age 66)                       Since        Vice President   Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                              September     of the Flippin,   Lynchburg, Virginia
Lynchburg, Virginia 24504                      1988         Bruce & Porter
                                                                Funds

Peter L. Gibbes (age 51)                       Since        Vice President   Manager of Quantitative Analysis of Lowe,
1802 Bayberry Court, Suite 400              August 2006         of The       Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                      Jamestown      Virginia
                                                             Select Fund

John H. Hanna, IV (age 52)                     Since        Vice President   Vice President, Director and member of
800 Main Street                            February 2007   of the Flippin,   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                   Bruce & Porter   Porter, Inc., Lynchburg, Virginia
                                                                Funds

Timothy S. Healey (age 55)                     Since        Vice President   Executive Vice President, Director and
800 Shades Creek Parkway, Suite 585        January 1995         of The       Chief Investment Officer of Leavell
Birmingham, Alabama 35209                                     Government     Investment Management, Inc., Mobile,
                                                            Street Mid-Cap   Alabama
                                                             Fund and The
                                                             Alabama Tax
                                                            Free Bond Fund

Joseph A. Jennings, III (age 46)               Since         President of    Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400               June 2005      The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                                      Tax Exempt
                                                            Virginia Fund

Thomas W. Leavell (age 65)                     Since         President of    President and Chief Executive Officer of
150 Government Street                      February 2004    The Government   Leavell Investment Management, Inc.,
Mobile, Alabama 36602                                        Street Funds    Mobile, Alabama

David J. Marshall (age 51)                     Since        Vice President   Secretary, Director and member of
800 Main Street                            February 2007   of the Flippin,   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                   Bruce & Porter   Porter, Inc., Lynchburg, Virginia
                                                                Funds

Denise C. Peters (age 52)                      Since          Compliance     First Vice President and Compliance
One James Center, 901 E. Cary Street       February 2007    Officer of The   Officer for Davenport Asset Management
Richmond, Virginia 23219                                    Davenport Core   division of Davenport & Company LLC,
                                                                 Fund        Richmond, Virginia

R. Gregory Porter, III (age 67)                Since        Vice President   Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                              September          of the       Lynchburg, Virginia
Lynchburg, Virginia 24504                      1988         Flippin, Bruce
                                                            & Porter Funds

Page T. Reece (age 51)                         Since          Compliance     Chief Compliance Officer and Director of
1802 Bayberry Court, Suite 400               September      Officer of The   Operations of Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                       2004        Jamestown Funds   Inc., Richmond, Virginia

Teresa L. Sanderson (age 45)                   Since          Compliance     Chief Compliance Officer and a Principal
800 Main Street                              September      Officer of the   of Flippin, Bruce & Porter, Inc.,
Lynchburg, Virginia 24504                      2004         Flippin, Bruce   Lynchburg, Virginia
                                                            & Porter Funds

Mark J. Seger (age 46)                         Since          Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

John F. Splain  (age 51)                       Since          Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

Connie R. Taylor (age 57)                      Since        Vice President   Account Administrator of Lowe,
1802 Bayberry Court, Suite 400              March 1993          of The       Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                      Jamestown      Virginia
                                                            Balanced Fund
                                                               and The
                                                              Jamestown
                                                             Equity Fund

Lawrence B. Whitlock, Jr. (age 60)             Since         President of    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400             February 2002    The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                   Select Fund and
                                                            Vice President
                                                                of The
                                                              Jamestown
                                                            Balanced Fund
                                                               and The
                                                              Jamestown
                                                             Equity Fund

* Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough, III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris,  J. Finley Lee, Jr.,  Richard L. Morrill,  Harris V.  Morrissette and
Samuel B. Witt, III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

o Audit Committee oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2008.

o Governance, Nomination and Compensation Committee is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met two times during the fiscal year ended March 31, 2008. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

o Qualified Legal Compliance Committee is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2008.

o Ethics Committee is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2008.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2007.


                                                                                   Aggregate Dollar
                                                                                   Range of Shares
                                         Dollar Range of                             of All Funds
                                        Shares of the Fund                             in Trust
Name of Trustee                          Owned by Trustee                        Overseen by Trustee
---------------                          ----------------                        -------------------
Austin Brockenbrough, III         Balanced Fund: Over $100,000                      Over $100,000
                                  Equity Fund: Over $100,000
                                  Select Fund: Over $100,000
                                  Tax Exempt Virginia Fund: Over $100,000

John T. Bruce                     Balanced Fund: None                               Over $100,000
                                  Equity Fund: $50,001 - $100,000
                                  Select Fund: None
                                  Tax Exempt Virginia Fund: None

Charles M. Caravati, Jr.          Balanced Fund: Over $100,000                      Over $100,000
                                  Equity Fund: None
                                  Select Fund: None
                                  Tax Exempt Virginia Fund: None

INDEPENDENT TRUSTEES:
Robert S. Harris                  Balanced Fund: None                             $10,001 - $50,000
                                  Equity Fund: None
                                  Select Fund: $1 - $10,000
                                  Tax Exempt Virginia Fund: None

J. Finley Lee, Jr.                Balanced Fund: None                             $50,001 - $100,000
                                  Equity Fund: None
                                  Select Fund: None
                                  Tax Exempt Virginia Fund: None

Richard L. Morrill                Balanced Fund: $50,001 - $100,000                 Over $100,000
                                  Equity Fund: None
                                  Select Fund: $50,001 - $100,000
                                  Tax Exempt Virginia Fund: None

Harris V. Morrissette             Balanced Fund: $10,001 - $50,000                  Over $100,000
                                  Equity Fund: $10,001 - $50,000
                                  Select Fund: None
                                  Tax Exempt Virginia Fund: None

Samuel B. Witt III                Balanced Fund: $1 - $10,000                        Over $100,000
                                  Equity Fund: Over $100,000
                                  Select Fund: None
                                  Tax Exempt Virginia Fund: None

As of June 30, 2008, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 8.0% of the outstanding shares of the Balanced Fund, 9.7% of the outstanding shares of the Equity Fund, 10.9% of the outstanding shares of the Select Fund and less than 1% of the outstanding shares of the Tax Exempt Virginia Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust. The following table provides compensation amounts paid during the fiscal year ended March 31, 2008 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                               Aggregate          Pension or      Estimated Annual   Total Compensation
                             Compensation         Retirement        Benefits Upon      From all Funds
Trustee                     From the Funds     Benefits Accrued      Retirement       Within the Trust
-------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.       $ 4,667               None               None               $ 14,000
Robert S. Harris                 6,667               None               None                 20,000
J. Finley Lee, Jr.               6,667               None               None                 20,000
Richard L. Morrill               6,667               None               None                 20,000
Harris V. Morrissette            7,000               None               None                 21,000
Erwin H. Will, Jr.*              6,667               None               None                 20,000
Samuel B. Witt, III              7,333               None               None                 22,000

*     Mr. Will retired from the Board of Trustees in June 2008.

                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. Each Advisory Agreement is effective until February 28, 2009 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2008, 2007 and 2006, the Balanced Fund paid the Adviser advisory fees of $249,840, $333,469 and $406,154, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2008, 2007 and 2006, the Equity Fund paid the Adviser advisory fees of $241,294, $256,100 and $274,436, respectively.

Compensation of the Adviser with respect to the Select Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal periods ended March 31, 2008 and 2007, the Select Fund paid the Adviser advisory fees of $175,964 (which was net of voluntary fee waivers of $839) and $31,071 (which was net of voluntary fee waivers of $13,793), respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2008, 2007 and 2006, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $91,376 (which was net of voluntary fee waivers of $22,202), $102,169 (which was net of voluntary fee waivers of $18,030) and $111,990 (which was net of voluntary fee waivers of $12,782), respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough, III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser serves as investment adviser to one additional investment company, the subject of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGERS

Other Accounts Managed (as of March 31, 2008)
----------------------

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account. Each Portfolio Manager's name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Number of    Total Assets
                                                                                                          Accounts      in Accounts
                                                                                                            with           with
                                                                      Number of                         Advisory Fee   Advisory Fee
                                                                       Accounts      Total Assets in      Based on       Based on
  Name of Portfolio Manager               Type of Accounts             Managed      Accounts Managed     Performance    Performance
-----------------------------------------------------------------------------------------------------------------------------------
Charles M. Caravati, III        Registered investment companies:          0                $ 0               0              $ 0
(1,2,3)                         Other pooled investment vehicles:         0                $ 0               0              $ 0
                                Other accounts:                           53           $93 million           0              $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.       Registered investment companies:          0                $ 0               0              $ 0
(1,2,3)                         Other pooled investment vehicles:         0                $ 0               0              $ 0
                                Other accounts:                          127          $154 million           0              $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Joseph A. Jennings, III (1,4)   Registered investment companies:          0                $ 0               0              $ 0
                                Other pooled investment vehicles:         0                $ 0               0              $ 0
                                Other accounts:                          231          $245 million           0              $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough, IV        Registered investment companies:          0                $ 0               0              $ 0
(3)                             Other pooled investment vehicles:         0                $ 0               0              $ 0
                                Other accounts:                          160          $240 million           0              $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Peter L. Gibbes (3)             Registered investment companies:          0                $ 0               0              $ 0
                                Other pooled investment vehicles:         0                $ 0               0              $ 0
                                Other accounts:                           0                $ 0               0              $ 0
-----------------------------------------------------------------------------------------------------------------------------------

1.    The Jamestown Balanced Fund
2.    The Jamestown Equity Fund
3.    The Jamestown Select Fund
4.    The Jamestown Tax-Exempt Virginia Fund

Potential Conflicts of Interest
-------------------------------

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund or Funds for which they serve. Conflicts of interest may arise in connection with the management of a Fund's investments, the management of other advisory accounts, and personal trading by Portfolio Managers. The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time. Policies and procedures have been adopted to ensure this equitable allocation among clients. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Adviser compensates the Portfolio Managers of the Funds with a combination of fixed salary, annual profit sharing contribution and an incentive bonus. Incentive bonuses are based on the Adviser's profitability and the Portfolio Manager's contribution to the Adviser. The fixed salary component represents the majority of the annual compensation.


Ownership of Fund Shares
------------------------
The following table indicates, as of March 31, 2008, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

-------------------------------------------------------------------------------------------------
         Name of                                                      Dollar Value of Fund Shares
    Portfolio Manager              Fund Shares Beneficially Owned          Beneficially Owned
-------------------------------------------------------------------------------------------------
Charles M. Caravati, III      Jamestown Balanced Fund                      $100,001--$500,000
                              Jamestown Equity Fund                               None
                              Jamestown Select Fund                        $100,001--$500,000
-------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.     Jamestown Balanced Fund                             None
                              Jamestown Equity Fund                        $100,001--$500,000
                              Jamestown Select Fund                        $100,001--$500,000
-------------------------------------------------------------------------------------------------
Joseph A. Jennings, III       Jamestown Balanced Fund                             None
                              Jamestown Tax Exempt Virginia Fund                  None
-------------------------------------------------------------------------------------------------
Austin Brockenbrough, IV      Jamestown Select Fund                       $500,001--$1,000,000
-------------------------------------------------------------------------------------------------
Peter L. Gibbes               Jamestown Select Fund                         $10,001--$50,000
-------------------------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. The minimum fee is $4,000 per month with respect to each of the Balanced Fund, the Equity Fund and the Select Fund and $3,500 per month with respect to the Tax Exempt Virginia Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2008, 2007 and 2006, the Balanced Fund paid administration fees to the Administrator of $54,626, $69,796 and $81,294, respectively; the Equity Fund paid administration fees to the Administrator of $52,884, $55,408 and $59,054, respectively; and the Tax Exempt Virginia Fund paid administration fees to the Administrator of $41,915, $43,775 and $45,304, respectively. For the fiscal periods ended March 31, 2008 and 2007, the Select Fund paid administration fees to the Administrator of $48,000 and $14,000, respectively.

Effective August 7, 2005, under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, each Fund pays the Administrator an annual base fee of $4,440 plus its proportionate share of an asset-based fee equal to 0.01% per annum on total net assets of all Jamestown Funds in excess of $100 million. For the fiscal years ended March 31, 2008 and 2007, the Balanced Fund paid compliance service fees to the Administrator of $5,764 and $4,300, respectively; the Equity Fund paid compliance service fees to the Administrator of $5,735 and $4,022, respectively; the Select Fund paid compliance service fees to the Administrator of $5,285 and $2,043, respectively; and the Tax Exempt Virginia Fund paid compliance service fees to the Administrator of $5,417 and $3,797, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2008, 2007 and 2006, the total brokerage commissions paid by the Balanced Fund were $34,776, $55,061 and $75,699, respectively. During the fiscal years ended March 31, 2008, 2007 and 2006, the total brokerage commissions paid by the Equity Fund were $44,421, $62,175 and $72,221, respectively. During the fiscal periods ended March 31, 2008 and 2007, the total brokerage commissions paid by the Select Fund were $44,840 and $11,192, respectively. No brokerage commissions were paid by the Tax Exempt Virginia Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 2008, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $8,471,292 and $8,116, respectively, for the Balanced Fund; $18,137,002 and $20,198, respectively, for the Equity Fund; and $37,430,208 and $42,658, respectively, for the Select Fund.

In order to reduce the total operating expenses of the Balanced Fund and the Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2008 were $22,000 for the Balanced Fund and $14,000 for the Equity Fund.

As of March 31, 2008, the Balanced Fund held debt securities issued by the parent companies of Goldman, Sachs & Co. (the market value of which was $359,216) and Morgan Stanley & Co., Incorporated (the market value of which was $249,160). Goldman, Sachs & Co. and Morgan Stanley & Co., Incorporated are two of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or the last business day of the month). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in this Prospectus or are available by calling the Funds. Payments may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

                               The Jamestown Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. The Board of Trustees has authorized payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                 FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expense, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust's series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each

Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2008 the Select Fund had a capital loss carryforward for federal income tax purposes of $229,908, which expires March 31, 2016. In addition, the Select Fund had net realized losses of $297,320 during the period November 1, 2007 through March 31, 2008, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2009. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund, the Equity Fund and the Select Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

With respect to the Tax Exempt Virginia Fund, since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of shares of the Tax Exempt Virginia Fund held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Balanced Fund, the Equity Fund and the Select Fund are each diversified series of the Trust and the Tax Exempt Virginia Fund is a non-diversified series. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown International Equity Fund, which is also managed by the Adviser; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment
Management, Inc. of Mobile, Alabama; and shares of The Davenport Core Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

      o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

      o Each of the Funds posts a complete listing of its Portfolio Securities as of the end of each month at www.jamestownfunds.com. The listings of Portfolio Securities are made available within 10 business days of the end of each month. The listings of Portfolio Securities on the website are available to the general public.

      o Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper, Bloomberg L.P, Thomson Financial, and Standard & Poors, Inc. The Funds have not entered into confidentiality or trading prohibition agreements with these organizations, however the Funds make available information about their Portfolio Securities to the general public (via the Funds' website) in advance of any release of such information to these organizations.

      o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the
            Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

      o The Chief Compliance Officer of the Trust (the "CCO") may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of June 30, 2008, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 27.6% of the outstanding shares of the Balanced Fund, 29.0% of the outstanding shares of the Equity Fund, 50.0% of the outstanding shares of the Select Fund and 70.9% of the outstanding shares of the Tax Exempt Virginia Fund. As of June 30, 2008, John M. and Joanne N. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 7.8% of the outstanding shares of the Equity Fund; and SEI Private Trust Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, owned of record 10.2% of the outstanding shares of the Select Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total returns of each Fund are is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund ("T") are computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2008:

                           THE JAMESTOWN BALANCED FUND

                                           One Year     Five Years     Ten Years
                                           --------     ----------     ---------
Return Before Taxes                          2.97%         8.18%          3.45%
Return After Taxes on Distributions          0.40%         6.37%          2.03%
Return After Taxes on Distributions
     and Sale of Fund Shares                 4.55%         6.68%          2.46%

                            THE JAMESTOWN EQUITY FUND

                                           One Year     Five Years     Ten Years
                                           --------     ----------     ---------
Return Before Taxes                          0.94%        10.55%          2.43%
Return After Taxes on Distributions         -0.37%         9.37%          1.72%
Return After Taxes on Distributions
  and Sale of Fund Shares                    2.37%         9.09%          2.00%

                            THE JAMESTOWN SELECT FUND

                                                               Since Inception
                                           One Year           (October 31, 2006)
                                           --------           ------------------
Return Before Taxes                         -3.07%                   2.99%
Return After Taxes on Distributions         -3.10%                   2.95%
Return After Taxes on Distributions         -1.95%                   2.55%
  and Sale of Fund Shares

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                           One Year     Five Years     Ten Years
                                           --------     ----------     ---------
Return Before Taxes                          4.09%         2.70%         3.84%
Return After Taxes on Distributions          4.08%         2.70%         3.84%
Return After Taxes on Distributions
     and Sale of Fund Shares                 3.93%         2.82%         3.85%

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) andit assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]

Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund, the Equity Fund, the Select Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2008 were 1.43%, 0.53%, 0.18% and 2.93%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Tax Exempt Virginia Fund's tax-equivalent yield for the 30 days ended March 31, 2008, based on the highest marginal combined federal and Virginia income tax rate, was 4.78%.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Balanced Fund, the Equity Fund and the Select Fund may compare their performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2008, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2.    DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3.    POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6.    NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b)   GUIDELINES  ON  SOCIAL  AND  POLITICAL   ISSUES.   Social  and
political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

        LOWE, BROCKENBROUGH & CO., INC. (THE "ADVISER") AND THE JAMESTOWN
                               FUNDS (THE "FUNDS")

                      Proxy Voting Policies and Procedures

Lowe, Brockenbrough & Co., Inc, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the "Trust"), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds. The Adviser's proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General policy for voting proxies

The Adviser will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. The Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities and the ballot will be voted per the Egan-Jones recommendation. The Proxy Manager shall keep a record of all such votes.

In March 2006, the Advisor entered into an agreement with Egan-Jones to provide proxy voting recommendations. The Advisor shall vote in accordance with the Egan-Jones recommendation unless the Advisor determines an alternative vote shall better serve client interest or unless a client has provided specific voting instructions. The Advisor shall maintain records of all such votes.

Proxy voting process

The Adviser has designated a Proxy Manager and Committee. Proxy voting is subject to the supervision of the Proxy Manager. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND

                                 AUGUST 1, 2008

                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126

                                TABLE OF CONTENTS
                                -----------------

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS..............................2
DESCRIPTION OF BOND RATINGS...................................................11
INVESTMENT LIMITATIONS........................................................13
TRUSTEES AND OFFICERS.........................................................15
INVESTMENT ADVISER AND SUB-ADVISOR............................................19
ADMINISTRATOR.................................................................22
DISTRIBUTOR...................................................................22
OTHER SERVICE PROVIDERS.......................................................23
PORTFOLIO SECURITIES AND BROKERAGE............................................23
SPECIAL SHAREHOLDER SERVICES..................................................24
PURCHASE OF SHARES............................................................25
REDEMPTION OF SHARES..........................................................26
NET ASSET VALUE DETERMINATION.................................................27
FUND EXPENSES.................................................................27
ADDITIONAL TAX INFORMATION....................................................28
GENERAL INFORMATION ABOUT THE TRUST...........................................30
CALCULATION OF PERFORMANCE DATA...............................................33
FINANCIAL STATEMENTS AND REPORTS..............................................35
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A).............................36

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2008. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown International Equity Fund (the "Fund") is a separate diversified investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Adviser, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days notice or in time to vote on any important matter.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

REAL ESTATE INVESTMENT TRUSTS. A Real Estate Investment Trust ("REIT") is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Throughout the decades, a number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from "flow through" tax treatment. According to the European Public Real Estate Associations' Global REIT Survey from 2007, the following countries have existing REIT-like structures: the Netherlands (since 1969), Australia (since 1985), Canada (since
1994), Belgium (since 1995), Japan (since 2000), South Korea (since 2001), Singapore (since 2002), France (since 2003), United Kingdom (since 2007), Germany (since 2007) and Hong Kong (since 2003). The REIT regimes and REIT-like structures are not likely to become uniform within Europe, Asia-Pacific or North America. However, European capital markets are gradually being harmonized. The Sub-Advisor expects that the growing worldwide acceptance of REIT-like regimes will drive the securitization of real estate companies around the globe and potentially increase dividend payouts.

Global real estate companies are subject to, among other risks:

      o Real Estate Industry Risk - When profits, revenues, or the value of real estate property owned by real estate companies decline or fail to meet market expectations, stock prices may decline as well. Therefore, these investments are subject to the risks associated with investing in real estate (any of which could cause the value of a real estate company's stock price to decline), which include, without limitation:

            o     possible declines in the value of real estate
            o     adverse general and local economic conditions
            o     possible lack of availability of mortgage funds
            o     overbuilding in a given market
            o     changes in interest rates
            o     environmental problems

      o REIT Investment Risk - In addition to risks related to investments in real estate generally, investing in real estate companies involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

      o Interest Rate Risk - Increases in interest rates typically lower the present value of a real estate company's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of such stocks may change based upon investors' collective perceptions of future earnings, the value of such stocks will generally decline when investors anticipate or experience rising interest rates.

EXCHANGE-TRADED  FUNDS.  The Fund may purchase shares of  exchange-traded  funds
(ETFs). Typically, the Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock market within a particular country or countries. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, the Fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund's investments in other investment companies, which are described below under the heading "Shares of Other Investment Companies."

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value: (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

DEBT SECURITIES. While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's net assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The

Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by any NRSRO or, if not rated, is of equivalent quality in the Sub-Advisor's assessment. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

HEDGING TECHNIQUES
------------------

Unless otherwise indicated, the Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS AND FUTURES TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH RATINGS LTD.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13)  Purchase or sell puts,  calls options,  futures,  straddles,  commodities,
      commodities   contracts  or  commodities  futures  contracts,   except  as
      described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                        Number of
                                                                                 Principal Occupation(s) During       Portfolios in
                                             Length of        Position(s)               Past 5 Years and              Trust Overseen
         Name, Address and Age              Time Served     Held with Trust     Directorships of Public Companies       by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*Austin Brockenbrough, III (age 71)            Since           Trustee;      President and Managing Director of              11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Corporation (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 54)                        Since           Trustee;      President, Director and member of               11
800 Main Street                            September 1988    President of    Executive Committee of Flippin, Bruce
Lynchburg, Virginia 24504                                    the Flippin,    & Porter, Inc., Lynchburg, Virginia
                                                            Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 71)             Since           Chairman      Retired physician; retired President            11
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

INDEPENDENT TRUSTEES:

Robert S. Harris, Ph. D. (age 58)              Since            Trustee      C. Stewart Sheppard Professor of                11
100 Darden Boulevard                        January 2007                     Business Administration at The Darden
Charlottesville, Virginia 22903                                              Graduate School of Business
                                                                             Administration at the University of
                                                                             Virginia; previously the Dean at The
                                                                             Darden Graduate School; consultant to
                                                                             corporations and government agencies

J. Finley Lee, Jr., Ph.D. (age 68)             Since            Trustee      Financial consultant and the Julian             11
448 Pond Apple Drive North                 September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                        of North Carolina

Richard L. Morrill, Ph.D. (age 69)             Since            Trustee      Chancellor of the University of                 11
G19 Boatwright Library                       March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                     Corporation (plastics manufacturer)
                                                                             and Albemarle Corporation (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 48)                 Since            Trustee      President of China Doll Rice and                11
100 Jacintoport Boulevard                    March 1993                      Beans, Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                      Aviation, Inc. (airplane fueling);
                                                                             Director of BancTrust Financial Group,
                                                                             Inc. (bank holding company) and
                                                                             EnergySouth, Inc.; prior to June 2007,
                                                                             Chief Executive Officer of Marshall
                                                                             Biscuit Co. Inc.

Samuel B. Witt, III (age 72)                   Since            Trustee      Retired Senior Vice President and               11
302 Clovelly Road                          November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                     Associates, Inc. (state government
                                                                             relations); Director of The Swiss
                                                                             Helvetia Fund, Inc. (closed-end
                                                                             investment company)


EXECUTIVE OFFICERS:
John P. Ackerly, IV (age 44)                   Since        Vice President   Senior Vice President of Davenport &
One James Center, 901 E. Cary Street       November 1997        of The       Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                    Davenport Core
                                                                 Fund

Margaret H. Alves (age 36)                     Since          Compliance     Chief Compliance Officer and Director of
150 Government Street                      February 2006    Officer of The   Leavell Investment Management, Inc.,
Mobile, Alabama 36602                                         Government     Mobile, Alabama; prior to April 2006,
                                                             Street Funds    associate attorney with Alford, Clausen  &
                                                                             McDonald, LLC

Joseph L. Antrim, III (age 63)                 Since         President of    Executive Vice President of Davenport &
One James Center, 901 E. Cary Street       November 1997    The Davenport    Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                      Core Fund

Tina H. Bloom (age 39)                         Since            Chief        Vice President of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450               August 2006       Compliance     LLC (the Trust's administrator) and
Cincinnati, Ohio 45246                                         Officer       Ultimus Fund Distributors, LLC (the
                                                                             Trust's principal underwriter)

Austin Brockenbrough, IV (age 39)              Since        Vice President   Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400              August 2006         of The       Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                      Jamestown
                                                             Select Fund

Charles M. Caravati, III (age 42)              Since         President of    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400             January 1996     The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                    Balanced Fund,
                                                            The Jamestown
                                                           Equity Fund and
                                                            The Jamestown
                                                            International
                                                           Equity Fund and
                                                            Vice President
                                                                of The
                                                              Jamestown
                                                             Select Fund

Robert G. Dorsey (age 51)                      Since        Vice President   Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

John M. Flippin (age 66)                       Since        Vice President   Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                              September     of the Flippin,   Lynchburg, Virginia
Lynchburg, Virginia 24504                      1988         Bruce & Porter
                                                                Funds

Peter L. Gibbes (age 51)                       Since        Vice President   Manager of Quantitative Analysis of Lowe,
1802 Bayberry Court, Suite 400              August 2006         of The       Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                      Jamestown      Virginia
                                                             Select Fund

John H. Hanna, IV (age 52)                     Since        Vice President   Vice President, Director and member of
800 Main Street                            February 2007   of the Flippin,   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                   Bruce & Porter   Porter, Inc., Lynchburg, Virginia
                                                                Funds

Timothy S. Healey (age 55)                     Since        Vice President   Executive Vice President, Director and
800 Shades Creek Parkway, Suite 585        January 1995         of The       Chief Investment Officer of Leavell
Birmingham, Alabama 35209                                     Government     Investment Management, Inc., Mobile,
                                                            Street Mid-Cap   Alabama
                                                             Fund and The
                                                             Alabama Tax
                                                            Free Bond Fund

Joseph A. Jennings, III (age 46)               Since         President of    Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400               June 2005      The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                                      Tax Exempt
                                                            Virginia Fund

Thomas W. Leavell (age 65)                     Since         President of    President and Chief Executive Officer of
150 Government Street                      February 2004    The Government   Leavell Investment Management, Inc.,
Mobile, Alabama 36602                                        Street Funds    Mobile, Alabama

David J. Marshall (age 51)                     Since        Vice President   Secretary, Director and member of
800 Main Street                            February 2007   of the Flippin,   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                   Bruce & Porter   Porter, Inc., Lynchburg, Virginia
                                                                Funds

Denise C. Peters (age 52)                      Since          Compliance     First Vice President and Compliance
One James Center, 901 E. Cary Street       February 2007    Officer of The   Officer for Davenport Asset Management
Richmond, Virginia 23219                                    Davenport Core   division of Davenport & Company LLC,
                                                                 Fund        Richmond, Virginia

R. Gregory Porter, III (age 67)                Since        Vice President   Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                              September          of the       Lynchburg, Virginia
Lynchburg, Virginia 24504                      1988         Flippin, Bruce
                                                            & Porter Funds

Page T. Reece (age 51)                         Since          Compliance     Chief Compliance Officer and Director of
1802 Bayberry Court, Suite 400               September      Officer of The   Operations of Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                       2004        Jamestown Funds   Inc., Richmond, Virginia

Teresa L. Sanderson (age 45)                   Since          Compliance     Chief Compliance Officer and a Principal
800 Main Street                              September      Officer of the   of Flippin, Bruce & Porter, Inc.,
Lynchburg, Virginia 24504                      2004         Flippin, Bruce   Lynchburg, Virginia
                                                            & Porter Funds

Mark J. Seger (age 46)                         Since          Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

John F. Splain  (age 51)                       Since          Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              November 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC

Connie R. Taylor (age 57)                      Since        Vice President   Account Administrator of Lowe,
1802 Bayberry Court, Suite 400              March 1993          of The       Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                      Jamestown      Virginia
                                                            Balanced Fund
                                                               and The
                                                              Jamestown
                                                             Equity Fund

Lawrence B. Whitlock, Jr. (age 60)             Since         President of    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400             February 2002    The Jamestown    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                   Select Fund and
                                                            Vice President
                                                                of The
                                                              Jamestown
                                                            Balanced Fund
                                                               and The
                                                              Jamestown
                                                             Equity Fund

* Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, and Samuel B. Witt, III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2008.

      o Governance, Nomination and Compensation Committee is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation met two times during the fiscal year ended March 31, 2008. The Governance, Nomination and Compensation Committee will review shareholder recommendation for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2008.

      o Ethics Committee is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2008.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2007.

                                  Dollar Range of               Aggregate Dollar
                              Shares of the Fund Owned    Range of Shares of All Funds
Name of Trustee                      by Trustee           In Trust Overseen by Trustee
--------------------------------------------------------------------------------------
Austin Brockenbrough, III          Over $100,000                  Over $100,000
John T. Bruce                      Over $100,000                  Over $100,000
Charles M. Caravati, Jr.         $50,001 - $100,000               Over $100,000

INDEPENDENT TRUSTEES:
Robert S. Harris                        None                    $10,001 - $50,000
J. Finley Lee, Jr.                      None                   $50,001 - $100,000
Richard L. Morrill               $10,001 - $50,000                Over $100,000
Harris V. Morrissette            $10,001 - $50,000                Over $100,000
Samuel B. Witt, III                     None                      Over $100,000

As of June 30, 2008, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 11.9% of the then outstanding shares of the Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the Committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust. The following table provides compensation amounts paid during the fiscal year ended March 31, 2008 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                              Pension or    Estimated
                              Aggregate       Retirement       Annual      Total Compensation
                            Compensation       Benefits    Benefits Upon     From all Funds
Trustee                     From the Fund      Accrued       Retirement     Within the Trust
---------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.       $ 1,167          None            None            $ 14,000
Robert S. Harris                 1,667          None            None              20,000
J. Finley Lee, Jr.               1,667          None            None              20,000
Richard L. Morrill               1,667          None            None              20,000
Harris V. Morrissette            1,750          None            None              21,000
Erwin H. Will, Jr.*              1,667          None            None              20,000
Samuel B. Witt, III              1,833          None            None              22,000

*     Mr. Will retired from the Board of Trustees in June 2008.

                       INVESTMENT ADVISER AND SUB-ADVISOR

Lowe, Brockenbrough & Company, Inc. (the "Adviser") performs management, statistical, portfolio adviser selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until February 28, 2009 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 2008, 2007 and 2006, the Fund paid the Adviser advisory fees of $135,803 (which was net of voluntary fee waivers of $103,492), $160,757 (which was net of voluntary fee waivers of $74,042) and $112,998 (which was net of voluntary fee waivers of $84,295), respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough, III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Fund, the Adviser serves as investment adviser to four additional investment companies, the subjects of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser supervises the investment program for the Fund and has selected Oechsle International Advisors, LLC (the "Sub-Advisor") to provide the Fund with day-to-day portfolio management services. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Fund may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Fund by such organizations. The Adviser, not the Fund, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

The Sub-Advisor manages the Fund's investments pursuant to a Sub-Advisory Agreement between the Sub-Advisor, the Adviser and the Trust. The Sub-Advisory Agreement is effective until February 28, 2009 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Adviser or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Oechsle Group, LLC is the Managing Member of the Sub-Advisor and owns approximately a 44% interest (on a fully diluted basis) in the Sub-Advisor. The following Executive Managing Principals of the Sub-Advisor own a controlling interest in Oechsle Group, LLC: L. Sean Roche, Stephen P. Langer and Warren R. Walker. The management, policies and control of the Sub-Advisor is, subject to certain limitations, invested exclusively in Oechsle Group, LLC. Day-to-day management of the Sub-Advisor is exercised by the Management Committee of Oechsle Group, LLC, which consists of Messrs. Roche, Langer, and Walker. Bank of America Corporation holds approximately a 35% non-voting interest (on a fully diluted basis) in the Sub-Advisor.

Compensation of the Sub-Advisor is paid by the Adviser (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Adviser. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 2008, 2007 and 2006 was $67,901, $80,379 and $56,499, respectively.

The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

PORTFOLIO MANAGER

Other Accounts Managed (as of March 31, 2008)
----------------------

The Portfolio Manager is also responsible for the day-to-day management of other accounts, as indicated in the following table.


------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of      Total Assets in
                                                           Number                       Accounts with     Accounts with
                                                             of                         Advisory Fee      Advisory Fee
 Name of Portfolio                                        Accounts   Total Assets in      Based on          Based on
      Manager                   Type of Accounts           Managed   Accounts Managed    Performance       Performance
------------------------------------------------------------------------------------------------------------------------
L. Sean Roche        Registered investment companies:         0            $ 0                0                $ 0
                     Other pooled investment vehicles:        4       $ 279 million           0                $ 0
                     Other accounts:                         27       $ 8.6 billion           4           $ 2.3 billion
------------------------------------------------------------------------------------------------------------------------


Potential Conflicts of Interest
-------------------------------

The   Sub-Advisor   may  determine  from  time  to  time  that  some  investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities, Fund investment transactions may or may not vary from decisions made for others by the Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor. The Sub-Advisor has an obligation to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. Toward this end, the Sub-Advisor has developed allocation policies pursuant to which accounts with the same investment mandate invest in the same securities in the same percentage target amounts, unless considerations specific to an account preclude it from investing, or investing in the same amount.

To monitor implementation of these allocation policies, the Sub-Advisor's Compliance Department reviews daily a pro rata trade blotter report, which includes all trades from the previous day. The report is sorted by stock and by Portfolio Manager and contains all details of the trade, including the accounts that participated and the weight of that day's trade as a percentage of the account's total assets. From this review, the Compliance Department identifies all trade allocations in which a Portfolio Manager did not include all accounts that he or she manages or in which that day's allocations to an individual account differs materially from the other accounts under his management. By conducting this review, the Compliance Department determines if any allocation issues exist with the Fund or any other clients.

Compensation
------------

The Portfolio Manager receives two forms of compensation--salary and bonus. In addition, as a principal of the Sub-Advisor, the Portfolio Manager receives equity distributions. Although percentages vary by investment professional and other factors that affect compensation, salary generally represents less than 50% of total compensation, with bonus/equity distributions accounting for the remainder. The Sub-Advisor regards the bonus component of compensation as an especially important means of rewarding and incentivizing performance. Bonuses are variable and reflect an individual's contribution measured by: (1) pre-tax portfolio performance (over a one year period); (2) the success of individual stock ideas; (3) general contribution from participation in the investment process; (4) the value of country analysis and perspective in the analyst's assigned region; and (5) value derived from the coordination and exploitation of investment ideas from other regions. The Sub-Advisor measures the success of investment ideas over trailing periods.

Ownership of Fund Shares
------------------------

The  following   table  indicates  the  dollar  value  of  shares  of  the  Fund beneficially owned by the Portfolio Manager as of March 31, 2008.

            --------------------------------------------------------
                 Name of                 Dollar Value of Fund Shares
            Portfolio Manager                Beneficially Owned
            --------------------------------------------------------
              L. Sean Roche                  $100,001--$500,000
            --------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% of such assets from $25 million to $50 million, and 0.15% of such assets in excess of $50 million, subject to a minimum fee of $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2008, 2007 and 2006, the Fund paid administration fees to the Administrator of $50,435, $46,886 and $39,513, respectively.

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, the Fund pays the Administrator an annual base fee of $6,240, plus its proportionate share of an asset-based fee equal to 0.01% per annum on total average net assets of all Jamestown Funds in excess of $100 million. For the fiscal years ended March 31, 2008 and 2007, the Fund paid compliance service fees to the Administrator of $7,094 and $4,883, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and
(ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Adviser) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2008, 2007 and 2006, the total brokerage commissions paid by the Fund were $8,849, $9,182 and $8,168, respectively.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Sub-Advisor.

While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Sub-Advisor, be allocated to those brokers or dealers that provide the Sub-Advisor with research services. The types of research services that the Sub-Advisor may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.

CODES OF ETHICS. The Trust, the Adviser, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Advisor and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-738-1126, or by writing to:

                     The Jamestown International Equity Fund
                              Shareholder Services
                           P.O. Box 46707 Cincinnati,
                                 Ohio 45246-0707

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser, the Sub-Advisor and certain parties related thereto, including clients of the Adviser and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. The Board of Trustees has authorized payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust's series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2008, the Fund had capital loss carryforwards for federal income tax purposes of $12,182,864, of which $11,562,523 expire March 31, 2011 and $620,341 expire March 31, 2012. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the

Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust,  including  the right to call a meeting  of the  shareholders  for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

The Declaration of Trust of the Trust currently provides for shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund, which are also managed by the Adviser; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and shares of The Davenport Core Fund, which are managed by Davenport & Company LLC of Richmond, Virginia.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Sub-Advisor have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Sub-Advisor are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

      o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

      o The Fund posts a complete listing of its Portfolio Securities as of the end of each quarter at www.jamestownfunds.com. The listing of Portfolio Securities is made available 30 days following the end of each calendar quarter. The website is open to the general public.

      o Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper, Bloomberg L.P, Thomson Financial, and Standard & Poors, Inc. The Fund has not entered into confidentiality or trading prohibition agreements with these organizations, however the Fund provides information about Portfolio Securities to these organizations on a quarterly basis, with a 30-day lag, which is approximately the same time as the Fund releases such information to the general public at the Fund's website.

      o These policies relating to disclosure of the Fund's Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser, the Sub-Advisor or other Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Fund's purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all shareholders of the Fund.

      o The Chief Compliance Officer of the Trust (the "CCO") may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Adviser, the Sub-Adviser, nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser, Sub-Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF SECURITIES. As of June 30, 2008, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 50.1% of the outstanding shares of the Fund; and Prudential Retirement as Nominee, Three Gateway Center, 14th Floor, Newark, New Jersey 07102, owned of record 11.0% of the outstanding shares of the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total returns of the Fund are computed by finding the average compounded rates of return over the 1-,5-, and 10-year periods (or the period of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of the Fund ("T") are computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)^n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund's average annual total returns for periods ended March 31, 2008:

                                           One Year     Five Years     Ten Years
                                           --------     ----------     ---------
Return Before Taxes                         -3.56%        17.82%         3.44%
Return After Taxes on Distributions         -3.66%        17.69%         2.89%
Return After Taxes on Distributions
    and Sale of Fund Shares                 -2.17%        15.75%         2.77%

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the MSCI Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2008, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2.    DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3.    POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6.    NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b)   GUIDELINES  ON  SOCIAL  AND  POLITICAL   ISSUES.   Social  and
political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

                       OECHSLE INTERNATIONAL ADVISORS, LLC

                       PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      On January 31, 2003, the Securities and Exchange Commission adopted rules and rule amendments under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 that address an adviser's fiduciary obligation to clients who have given the adviser authority to vote their proxies.

      Oechsle International Advisors, LLC ("Oechsle") has adopted and implemented Proxy Voting Policies and Procedures ("Policies and Procedures") that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oechsle's fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 and SEC Rule 38 a-1 under the Investment Company Act of 1940. In addition, these Polices and Procedures reflect the long-standing standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 (July 29, 1994). Finally, the Policies and Procedures address the standards that apply to the voting of proxies, how to obtain a copy of these Policies and Procedures and how a client may obtain information regarding the votes cast on the client's behalf.

II.   GENERAL STATEMENT & POLICY

      Oechsle considers client proxies to be a significant corporate asset and regards proxy voting as an important fiduciary function. Proxy voting is informed by Oechsle's responsibility to exercise the duty of loyalty and care and uphold the best interests of shareholders. Oechsle votes proxies in what Oechsle believes to be the best interests of clients given the relevant facts and circumstances and Oechsle's good faith determination. Oechsle's authority to vote client proxies is generally established under the investment management agreement executed by the client. In an instance that such authority is not explicitly granted, Oechsle seeks clarification from the client regarding authority to vote. Oechsle adheres to the proxy voting guidelines of clients who provide them to Oechsle or who issue directives indicating that they wish to have proxies voted in a particular manner.

      The proxies voted by Oechsle emanate from issuers who are typically based overseas. In the international arena, differences in the level of disclosure ( i.e., limited or less timely information) and in the regulatory framework of each country give rise to significant variations in corporate governance structures and the types of proposals featured on the shareholder meeting agendas. Due to the diversity and complexity associated with international proxy voting, Oechsle is supported in its efforts by an independent third party proxy service ("Institutional Shareholder Services","ISS") that maintains extensive, predetermined proxy voting guidelines and provides: research and analysis, recommendations on the manner in which to vote issues, administration and record keeping services. Generally, Oechsle adheres to the predetermined guidelines and recommendations of the third party proxy service, based on the third party service's research and analysis, because its guidelines, recommendations and research are: independent, impartial, and based on an in-depth scrutiny of the company, the issue, or other salient factors of a proposal. Under certain limited circumstances, Oechsle may deviate from the predetermined proxy voting guidelines and / or recommendations and may supplement research and analysis with its own.

Direct Communication with Management
------------------------------------

Although Oechsle may also engage in dialogue with management regarding pending voting issues, Oechsle does not typically engage in any form of shareholder activism with regard to pending proxy issues.

Proxy Voting Limitations
------------------------

Due to certain circumstances, there are times that it would not be appropriate or Oechsle would be limited in voting proxies on behalf of clients. Examples are:

            o The client has entered into a securities lending program and shares have been loaned and are not available for purposes of voting.

            o The securities have been sold short as permitted under the guidelines of a client account.

            o The costs of voting are unjustifiably high. With respect to ERISA accounts the Department of Labor has clarified that fiduciaries must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision whether voting a given proxy proposal is prudent and solely in the interests of the plan's participants and beneficiaries. The fiduciary's decision should take into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the value of the plan's investment and whether this expected effect would outweigh the cost of voting. Similarly, the SEC acknowledged this principle when adopting Rule 206(4)-6 under the Investment Advisers Act of 1940.

            o With regard to all accounts, it is Oechsle's general policy that when voting requires attendance at a shareholder meeting in a foreign country or other requirement that Oechsle deems to be disproportionate to the benefits to shareholders that accrue from voting, shares will not be voted.

            o When voting the proxy has no material effect on a shareholder's economic interest or the value of the shares the account holds are indeterminable or insignificant, limited responsibility or abstention may apply.

            o Proxies are not provided expeditiously by the issuer or the issuer's agent to Oechsle's third party proxy service.

            o Share blocking restrictions prevent the voting of proxies. Some countries prohibit the sale of proxies between the date voted and the date of the shareholder annual general meeting. In the instance of an issuer from a country that imposes share blocking restrictions, Oechsle reserves the right not to vote proxies if it deems the client's interests to be better served by not voting in order to preserve the flexibility to sell the shares during the "blocked" period.

III.  POTENTIAL CONFLICTS OF INTEREST.

A.    VOTING IN ACCORDANCE WITH ISS RECOMMENDATION

            1) When Oechsle votes proxies in agreement with ISS' independent recommendation, Oechsle does not pose a risk for potential conflicts of interest. ISS will make its determination based on predetermined voting guidelines approved annually by Oechsle.

             2) TBAC is to monitor, evaluate, and affirm the firm's proxy voting process, the Independent Third Party Proxy Service, and the overall proxy program. The TBAC will, no less than annually, affirm the continued use of ISS as the

                  Independent Third Party Proxy Service by approving ISS' policies and procedures regarding potential conflicts of interest and their predetermined proxy voting guidelines.

B.    OECHSLE VOTES PROXIES INDEPENDENT OF ISS RECOMMENDATION

            1) When Oechsle deems it in the best interest of the client to vote proxies independent of ISS' recommendation, there is a potential for a conflict of interest to exist. Oechsle prohibits inappropriate influence, direction or manipulation in the voting of proxies by any person or entity whether affiliated or unaffiliated. Those assigned responsibility for proxy voting are to perform their duties and responsibilities objectively and impartially and in the best interests of shareholders without regard for any personal gain or benefit (including gain or benefit on the part of relatives, friends or any acquaintance) or gain or benefit to Oechsle or any person or entity associated with, related to or involved with Oechsle. The following are examples of such potential conflicts:

                  o A principal or other employee of Oechsle serves in the capacity of a board member of an issuer that solicits proxies of securities in which client accounts are invested(1).

                  o A principal or other employee of Oechsle has inappropriate contact with proxy proposal proponents, corporate directors or candidates for directorship for purposes of influencing the voting of proxies.

                  o Oechsle votes the proxies of an issuer that is a client or is being pursued as a client.

            2)    MITIGATION OF CONFLICT.

                  Oechsle seeks to neutralize opportunities to influence or manipulate proxy voting by:

                  a) Requiring documentation of the matter, certification of the rationale and authorization of the Chief Operating Officer, General Counsel or the Chief

--------------------
(1) Under Oechsle's Code of Ethics (the "Code), "access" persons must obtain specific authorization to serve as members of a board of directors. All Oechsle employees are "access" persons. For purposes of these Policies and Procedures, board membership is monitored by means of reporting required under the Code.

                        Compliance Officer ("CCO") when Oechsle deviates from the predetermined guidelines and recommendations from ISS.

                  b) Insulating the proxy voting process from influence by permitting only designated personnel, whose roles and responsibilities are defined in these Policies and
                        Procedures, to engage in the voting of proxies, supplement analysis or intervene in the determination of proxy votes to be cast and other tasks associated with proxy voting.

                  c) Requiring all principals and other employees, in the unlikely event that Oechsle deviates from ISS' recommendation, to disclose to the Chief Operating Officer, General Counsel or the CCO conflicts of interest in the form of any communication or other interaction intended to improperly influence proxy voting (e.g., an internal or external party offers a gift if a principal or employee exerts influence so that votes are cast for a reason other than the maximization of shareholder interests in exchange for a business opportunity or a gift).

IV.   RESPONSIBILITY AND OVERSIGHT

      Oechsle's Executive Committee has adopted these Policies and Procedures to conform with SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and the requirements of SEC Rule 38a-1 of the Investment Company Act of 1940 in its role as sub-advisor to registered investment companies. The Executive Committee has outlined the following duties and responsibilities:

      1)    THE PROXY COORDINATOR

            The Proxy  Coordinator's  duties  are to  administer  and manage the
            proxy  voting  process  and  program.   The  Proxy   Coordinator  is
            instrumental in the proxy voting process and program. He is to:

            o     Manage the relationship with ISS.

            o     Administer  the  process  by  performing   certain  functions,
                  including but not limited to:

                  a) Notify ISS and establish an account for each client who has authorized proxy voting. Similarly, the Proxy Coordinator shall notify the client's custodian that proxies are to be supplied to ISS.

                  b) Weekly, transmit information about the holdings of each account to ISS to update its records regarding positions held for which proxy voting is authorized. ISS reconciles ballots and contacts custodians for missing proxies.

                  c) Obtain proxy solicitation materials made generally available to the issuer's security holders regarding the shareholder annual meeting, voting dates and votes to be cast.

                  d) Obtain information about the research and analysis and the voting recommendation from the third party proxy service; review the material and if the Proxy Consultant decides to deviate from ISS' recommendation:

                        o Determine if a conflict of interest appears to exist(2). Perceived conflicts of interest in the casting of votes are to be reviewed with the Chief Operating Officer, General Counsel or the CCO.

                        o     Verify that the  recommended  vote conforms to the
                              client's   proxy   guidelines   or  directives  if
                              applicable.

                        o Complete the Proxy Vote Deviation Form (see Exhibit A). As necessary, the form will contain the rationale for the deviation; be certified by the Proxy Consultant; authorized by the Chief Operating Officer, General Counsel or the CCO; and be accompanied by supplemental research, if any.

                        o     Instruct ISS of the vote to be cast.

                        o     Ensure records are properly maintained.

--------------------
(2) The Proxy Coordinator will be apprised by the CCO of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the CCO.

                  e) THE PROXY COORDINATOR OR DESIGNEE -Report annually to the Trading and Brokerage Allocation Committee on matters including but not limited to the status of proxy voting operations, the performance of the third party proxy service provider, conflicts of interest and their resolution, deviations from the predetermined proxy guidelines and recommendations, requests received for these Policies and Procedures and requests received for votes (other than routine proxy solicitations).

                  f) Inform the Chief Operating Officer, General Counsel or the CCO of issues and concerns as necessary and assist in the resolution of issues.

                  g) Fulfill and maintain records of client requests for proxy votes.

      2)    THE PROXY CONSULTANT

            The Proxy Consultant is a member of the Investment Team assigned to research and analyze an issuer to provide guidance and direction to the Proxy Coordinator in the review of substantive issues relating to the issuer. Proxy Consultants are to intervene and recommend a vote that deviates from the predetermined proxy guidelines and / or recommendations when they conclude that the predetermined guidelines and / or recommendations do not support shareholder interests. The duties of the Proxy Consultant are to:

            a. Maintain an informed position with regard to the issuer's proxy issues deemed relevant and advise and guide the Proxy Coordinator on substantive proxy issues as necessary.

            b. Initiate, and inform the Proxy Coordinator of, revisions to votes and deviations to be made varying from the predetermined guidelines and / or recommendations. The Proxy Consultant shall certify the rationale regarding the deviation on the Proxy Vote Deviation Form and provide supplemental research associated with the deviation, if any.

      3)    COMPLIANCE

            Compliance is to review procedures periodically to ensure that the scope and operations of the proxy voting process and program meet the applicable regulatory requirements and are appropriate and sufficient. The CCO assists in the resolution of issues involving conflicts of interest. The CCO will inform the Proxy Coordinator of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the CCO.

      4)    TRADING AND BROKERAGE ALLOCATION COMMITTEE

            The Trading and Brokerage Allocation Committee ("TBAC") is to monitor the proxy voting process and program by means of the annual report presented by the Proxy Coordinator. The TBAC is to evaluate the operations of the program including a review of ISS' written policies and procedures and provide recommendations to the Proxy Coordinator, the Chief Operating Officer, the General Counsel, the CCO or the Executive Committee as necessary.

      5)    CHIEF OPERATING OFFICER, GENERAL COUNSEL AND CCO

            The Chief Operating Officer, General Counsel or CCO are to: authorize or deny deviations from the predetermined policies and recommendations as necessary and apprise one another of and address conflicts of interest, other issues and concerns as they are observed, reported by the Proxy Coordinator, reported by internal or external parties or otherwise known. They are to inform the Executive Committee of issues as necessary.

V.    RECORDKEEPING AND DISCLOSURES

      A.    DOCUMENTATION / REPORTS

      The Proxy Coordinator shall document the proxy voting deviation process, ensure completion of the Proxy Voting Deviation Form, obtain certifications and authorizations as necessary and accompany with supplemental research, if any.

      B.    RECORD KEEPING

      Oechsle shall maintain the following records:

            1.    A copy of these Policies and Procedures;

            2.    A record of each proxy statement received.

            3.    A record of each vote cast.

            4. Records pertaining to the decision surrounding the casting of the vote. These include: the research, analysis and recommendation of the third party proxy service; when applicable, a completed Proxy Voting Deviation Form; and additional research (if any) provided by the Proxy Consultant.

            5. The Proxy Coordinator shall retain a copy of the annual report to the TBAC.

            6. Each written client request for proxy voting records and the response to any client request for such records.

            The Proxy Coordinator, in conjunction with the independent third party proxy service, maintains items 2 through 6. Compliance maintains item 1. Proxy voting books and records are maintained by Oechsle or on behalf of Oechsle by its third party proxy service for a period of six years.

      C.    AVAILABILITY OF POLICIES AND PROCEDURES.

            Clients may obtain Oechsle's Policies and Procedures from Oechsle's Proxy Coordinator. Typically, requests will be fulfilled within 15 days of receipt of the request and may be placed by:

            WRITING to the Proxy Coordinator and requesting a copy of Oechsle's Proxy Policies and Procedures at:

                  Oechsle International Advisors, LLC
                  Att:  Proxy Coordinator
                  One International Place, 23rd Floor
                  Boston, MA 02110

            EMAILING the Proxy Coordinator at ProxyRequest@oechsle.com and requesting the Proxy Policies and Procedures.

            CALLING the Proxy Coordinator at 617-330-8810 and requesting the Proxy Policies and Procedures.

      D. AVAILABILITY AND DISCLOSURE OF VOTES. Oechsle will arrange for the release of voting information in written form through its third party proxy voting service typically within 15 days of receipt of the request for information as follows:

            1) CLIENTS. Upon written request to the Proxy Coordinator (at the address above) by a party known to be authorized by the client, Oechsle will provide information regarding proxies voted on behalf of that client only to the requesting party. Information regarding the voting of shares on behalf of other clients will not be provided by Oechsle.

                        The information to be supplied is:

                        o     The name of the issuer of the security.

                        o     The identifier (ISIN) of the portfolio security.

                        o     The shareholder meeting date.

                        o     A brief identification of the matter voted on.

                        o Whether the matter was proposed by an issuer or by a security holder.

                        o     Whether a vote was cast.

                        o How the vote was cast, i.e., for, against or abstain.

                        o     Whether the vote was for or against management.

            2) THIRD PARTIES. Typically, Oechsle will not release information with regard to the voting of proxies to third parties. Only in the instance of written authorization by the client empowering Oechsle to provide the information to a third party will Oechsle release information pertaining to the votes cast, which will be limited to information pertaining to the votes cast on behalf of that specific client.

                                    Exhibit A

                           PROXY VOTING DEVIATION FORM

           (For use when a Proxy Consultant wishes to deviate from the policies / recommendations of Oechsle's third party proxy
                           service in voting proxies.)

Issuer: ______________________________________________________

Meeting Date: ________________________________________________

Proxy Item(s): _________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Deviation(s) and Rationale: ____________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Sources of Conflict (if any): __________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Signature of Analyst: ______________________________   Date: ___________________

Authorization: _____________________________________   Date: ___________________

================================================================================

                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND


                                  ANNUAL REPORT


                                 MARCH 31, 2008


                               Investment Adviser
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA

================================================================================

LETTER TO SHAREHOLDERS                                              MAY 22, 2008
================================================================================

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2008, The Jamestown Balanced Fund returned 3.0% versus a return of -0.7% for the Lipper Balanced Fund Index, -5.1% for the S&P 500 Index and 0.6% for a blend of 60% S&P 500 Index and 40% Lehman Brothers Intermediate U.S. Government/Credit Index. After reaching a modest all-time high in October, 2007, equity markets were pressured by a combination of a weakening economy, restrictive credit, high energy prices, and historically large write-offs at financial institutions. For the twelve months, high quality bonds outperformed equities as recession fears sent stock prices tumbling in the first calendar quarter of 2008.

Fixed income securities contributed positively to The Jamestown Balanced Fund's performance for the fiscal year ended March 31, 2008, as bond interest payments and price appreciation contributed to total return. The performance of the fixed income portfolio was essentially in line with its benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index (the "Lehman Index"), which rose 8.9% during the twelve month period ended March 31, 2008. The Fund's duration was shorter than the Lehman Index at the end of the period, expressing our view that U.S. Treasury yields had declined to unattractively low levels as a result of the flight to quality. Sector allocations for the fixed income portfolio are overweight corporate bonds and agency mortgage-backed securities while underweight U.S. Treasuries. In our opinion, the historically wide yield spreads may enable these sectors to earn greater returns than the prospective returns on U.S. Treasury securities. During the last twelve months, the negative impact of sector weightings and duration strategy on fixed income performance was offset by effective positioning across the yield curve. The portfolio benefited from the dramatic steepening of the yield curve as short-term interest rates plummeted during the first quarter of 2008.

Sector and stock selection helped the equity portion of the Fund outperform the S&P 500 Index by over 6% for the 12 months. Sector performance benefited primarily from our underweight in the Financial sector, which was the worst performing sector in the S&P 500 over the trailing twelve months (-27.7%). Stock selection was driven by strong performance of the Fund's holdings in the Financial and Health Care sectors. Good stock selection in Financials was evidenced by our overweight in insurance stocks, which did not suffer as badly from credit issues, and an underweight in bank and capital market stocks.

Equity valuations are in-line with historical levels on an absolute basis and we believe are attractive relative to high quality fixed income alternatives. However, modest economic growth is likely to pressure earnings growth over the next year. As a result, we have positioned The Jamestown Balanced Fund slightly more conservatively. As of March 31, 2008, the Fund had 6% in cash equivalents, 32% in fixed income securities, and 62% in equity securities.

The equity portion of the Fund currently emphasizes companies that are more exposed to capital spending and faster growing international economies. As a result, the Fund is overweight in the Industrial and Technology sectors. In addition, we find Health Care stocks attractively priced for their potential growth. This also provides some cushion to the portfolio as economic and earnings growth slows. The Financial sector remains the largest underweight in the portfolio. The equity portion of the Fund trades at 13.1x 2008 estimated earnings, which are forecast to grow 14.8%. This compares to the S&P 500's estimated earnings growth of 5.1% trading at 15.3x estimated earnings.

In addition to aggressively cutting interest rates, the Federal Reserve took several, unprecedented actions to help ease the liquidity crisis troubling the markets. The Federal Reserve facilitated J.P. Morgan's takeover of Bear Stearns when the investment bank ran into financial difficulties. They also opened the discount window to investment banks. Though the risk of a systematic crisis seems to have lessened, the balance sheets of many major financial institutions remain under pressure. While the steps taken are encouraging, they will not solve the crisis overnight, as it will take time to restore confidence in the financial markets.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2008, The Jamestown Equity Fund returned 0.9% versus a return of -5.1% for the S&P 500 Index. After reaching a modest all-time high in October, 2007, equity markets were pressured by a combination of a weakening economy, restrictive credit, high energy prices, and historically large write-offs at financial institutions.

The Fund's good relative performance was driven by both sector and stock selection. Sector performance benefited primarily from our underweight in the Financial sector, which was the worst performing sector in the S&P 500 over the trailing twelve months (-27.7%). Stock selection was driven by strong performance of the Fund's holdings in the Financial and Health Care sectors. Good stock selection in Financials was evidenced by our overweight in insurance stocks, which did not suffer as badly from credit issues, and an underweight in bank and capital market stocks.

The Fund currently emphasizes companies that are more exposed to capital spending and faster growing international economies. As a result, the Fund is overweight in the Industrial and Technology sectors. In addition, we find Health Care stocks attractively priced for their potential growth. This also provides some cushion to the portfolio as economic and earnings growth slows. The Financial sector remains the largest underweight in the portfolio. The equity portion of the Fund trades at 13.1x 2008 estimated earnings, which are forecast to grow 14.8%. This compares to the S&P 500's estimated earnings growth of 5.1% trading at 15.3x estimated earnings.

In addition to aggressively cutting interest rates, the Federal Reserve took several, unprecedented actions to help ease the liquidity crisis troubling the markets. The Federal Reserve facilitated J.P. Morgan's takeover of Bear Stearns when the investment bank ran into financial difficulties. They also opened the discount window to investment banks. Though the risk of a systematic crisis seems to have lessened, the balance sheets of many major financial institutions remain under pressure. While the steps taken are encouraging, they will not solve the crisis overnight, as it will take time to restore confidence in the financial markets.

THE JAMESTOWN SELECT EQUITY FUND

The Jamestown Select Equity Fund fell 3.1% for the fiscal year ended March 31, 2008 versus a return of -5.1% for the S&P 500 Index. After reaching a modest all-time high in October, 2007, equity markets were pressured by a combination of a weakening economy, restrictive credit, high energy prices, and historically large write-offs at financial institutions.

The Fund's good relative performance was driven primarily by strong stock selection, particularly in the Financial and Consumer Discretionary sectors. Partially offsetting this was weak stock selection in the Utility sector. Sector selection was also positive as the benefit of underweighting Financials more than offset a slight underweight in Energy.

The Fund will continue to focus on stocks that we believe have the best earnings profiles and that are trading at reasonable valuations. The Fund is overweight in the Industrial, Technology, and Health Care sectors. The Financial sector remains the largest underweight in the portfolio. The portfolio trades at 12.1x 2007 estimated earnings, which are forecast to grow 17.7%. This compares to the S&P 500's estimated earnings growth of 5.1% trading at 15.3x estimated earnings.

In addition to aggressively cutting interest rates, the Federal Reserve took several, unprecedented actions to help ease the liquidity crisis troubling the markets. The Federal Reserve facilitated J.P. Morgan's takeover of Bear Stearns when the investment bank ran into financial difficulties. They also opened the discount window to investment banks. Though the risk of a systematic crisis seems to have lessened, the balance sheets of many major financial institutions remain under pressure. While the steps taken are encouraging, they will not solve the crisis overnight, as it will take time to restore confidence in the financial markets.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

The Jamestown Tax Exempt Virginia Fund performed well relative to other municipal bond funds over the last year as the credit market turmoil spread to the normally placid municipal bond market. For the fiscal year ended March 31, 2008, the Fund gained 4.1%, compared to 6.2% for the Lehman 5-year Municipal Index and 2.5% for the Lipper Intermediate Municipal Fund Index. As of March 31, 2008, The Jamestown Tax Exempt Virginia Fund had an average effective maturity of 4.3 years, an effective duration of 3.7 years, and a 30-day SEC yield of 2.93%, which results in a tax equivalent yield of 4.5% for investors in the 35% federal tax bracket. The Fund held no issues subject to Alternative Minimum Tax during 2007.

The municipal bond market displayed unusual volatility during the last twelve months. After bond yields peaked in June, the municipal market saw the yield curve steepen sharply, quality spreads widen, and liquidity dry up at times. Market disruptions resulted in exceptional value in municipal bonds in August, November and especially in February. The severe sell-off in the second half of February that pushed yields higher and prices lower was triggered by forced selling from leveraged funds. Compelling relative valuations attracted enough demand for a modest rebound during March.

Significant shifts in the steepness of the municipal yield curve rewarded holders of short maturity bonds but caused prices to drop for the longest maturities. Yields declined by 1.90% on AAA-rated general obligations with a 1-year maturity during the year ended March 31, 2008 while yields increased by 0.77% in the 30 year maturity, a shift in the slope of 267 basis points. With the Fund's maturity structure heavily weighted toward maturities under 10 years, the steeper curve aided the Fund's performance relative to longer maturity strategies. However, municipal bonds could not keep pace with the flight-to-quality bid that buoyed Treasuries during this period. Ratios of municipal yields to Treasuries exceeded 100% for every maturity on the yield curve as of March 31, 2008, indicating opportunity for traditional tax-exempt bond investors.

Municipal bond insurers remained in the headlines because of worries over credit ratings. While some insurers replenished capital in order to maintain a triple-A credit rating for now, other companies have seen ratings downgrades. Only a couple of insurers have been unscathed by the subprime mortgage debacle. About 42% of the Fund's portfolio consists of insured bonds, with underlying credit ratings (without insurance) of double-A and single-A. The tax-exempt sector was also roiled by the collapse of the auction-rate securities (ARS) market when major bond dealers ceased putting up their own capital to support the debt. These instruments enabled issuers to sell long-term debt at short-term interest rates, subject to reset at periodic auctions. Many investors regarded ARS as money market instruments, but now that the auctions have failed, they are stuck with the paper until the issuers are able to refinance the debt. The Fund did not hold any ARS during the fiscal year.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the fiscal year ended March 31, 2008, The Jamestown International Equity Fund fell 3.6% and the Morgan Stanley EAFE Index returned -2.7%. International equity markets modestly outperformed their domestic counterparts over the trailing twelve months due to the weakness in the U.S. dollar. The U.S dollar declined 6% versus EAFE currencies over the past year.

The U.S. housing market crisis and the associated impact on broader credit markets and the financial sector has taken its toll on global equity markets over the past year. While once seemingly contained, the aftershocks have threatened to push key economies around the world into recession and dramatically slow the pace of economic growth. Traditional defensive safe havens like Consumer Staples, Utilities, and some Health Care companies fared relatively well in the latest market downturn.

The Fund was helped over the past twelve months by strong stock selection among financial stocks, largely in continental Europe and Japan. The biggest detractor to performance was the Fund's underweight in the Materials sector, where supply constraints continued to drive commodity prices higher even in the face of slower economic growth.

As of March 31, 2008, the largest sector underweights in the Fund are in the Material and Industrial sectors. The largest overweights are in the Technology and Energy sectors. The Fund significantly overweight Continental Europe (60%), modestly overweight Japan (24%), and heavily underweight the United Kingdom (13%).

Sincerely,

/s/ Charles M. Caravati, III                       /s/ Lawrence B. Whitlock, Jr.

Charles M. Caravati, III, CFA                      Lawrence B. Whitlock, Jr.
President                                          President
Jamestown Balanced Fund                            Jamestown Select Fund
Jamestown Equity Fund
Jamestown International Equity Fund

                           /s/ Joseph A. Jennings, III

                           Joseph A. Jennings, III
                           President
                           Jamestown Tax Exempt Virginia Fund

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS IT IS ACCOMPANIED BY A CURRENT PROSPECTUS.

THIS REPORT REFLECTS OUR VIEWS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FOR MORE CURRENT INFORMATION THROUGHOUT THE YEAR PLEASE VISIT WWW.JAMESTOWNFUNDS.COM.

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE 60% S&P 500 INDEX /
          40% LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX

                              [LINE GRAPH OMITTED]

                                                        60% S&P 500 INDEX /
                                                        40% LEHMAN BROTHERS
     STANDARD & POOR'S           THE JAMESTOWN           INTERMEDIATE U.S.
         500 INDEX               BALANCED FUND        GOVERNMENT/CREDIT INDEX
   --------------------      --------------------      --------------------

     DATE        VALUE         DATE        VALUE         DATE        VALUE
     ----        -----         ----        -----         ----        -----
   03/31/98    $ 10,000      03/31/98    $ 10,000      03/31/98    $ 10,000
   06/30/98      10,330      06/30/98      10,053      06/30/98      10,274
   09/30/98       9,303      09/30/98       9,169      09/30/98       9,845
   12/31/98      11,284      12/31/98      10,689      12/31/98      11,115
   03/31/99      11,846      03/31/99      10,756      03/31/99      11,438
   06/30/99      12,681      06/30/99      11,088      06/30/99      11,904
   09/30/99      11,889      09/30/99      10,774      09/30/99      11,502
   12/31/99      13,658      12/31/99      11,915      12/31/99      12,531
   03/31/00      13,971      03/31/00      12,466      03/31/00      12,779
   06/30/00      13,600      06/30/00      12,638      06/30/00      12,661
   09/30/00      13,468      09/30/00      12,269      09/30/00      12,734
   12/31/01      12,416      12/31/00      12,016      12/31/00      12,325
   03/31/01      10,944      03/31/01      10,889      03/31/01      11,615
   06/30/01      11,584      06/30/01      10,998      06/30/01      12,054
   09/30/01       9,884      09/30/01       9,954      09/30/01      11,215
   12/31/01      10,940      12/31/01      10,661      12/31/01      11,937
   03/31/02      10,970      03/31/02      10,538      03/31/02      11,946
   06/30/02       9,500      06/30/02      10,071      06/30/02      11,156
   09/30/02       7,858      09/30/02       9,327      09/30/02      10,201
   12/31/02       8,521      12/31/02       9,551      12/31/02      10,787
   03/31/03       8,253      03/31/03       9,479      03/31/03      10,648
   06/30/03       9,523      06/30/03      10,354      06/30/03      11,747
   09/30/03       9,775      09/30/03      10,416      09/30/03      11,933
   12/31/03      10,966      12/31/03      11,120      12/31/03      12,808
   03/31/04      11,151      03/31/04      11,402      03/31/04      13,065
   06/30/04      11,343      06/30/04      11,498      06/30/04      13,068
   09/30/04      11,132      09/30/04      11,405      09/30/04      13,063
   12/31/04      12,159      12/31/04      11,886      12/31/04      13,809
   03/31/05      11,898      03/31/05      11,724      03/31/05      13,583
   06/30/05      12,061      06/30/05      11,869      06/30/05      13,829
   09/30/05      12,495      09/30/05      12,260      09/30/05      14,100
   12/31/05      12,756      12/31/05      12,480      12/31/05      14,305
   03/31/06      13,293      03/31/06      12,795      03/31/06      14,644
   06/30/06      13,102      06/30/06      12,381      06/30/06      14,530
   09/30/06      13,844      09/30/06      12,900      09/30/06      15,210
   12/31/06      14,771      12/31/06      13,498      12/31/06      15,884
   03/31/07      14,866      03/31/07      13,635      03/31/07      16,046
   06/30/07      15,799      06/30/07      14,306      06/30/07      16,641
   09/30/07      16,120      09/30/07      14,830      09/30/07      17,035
   12/31/07      15,583      12/31/07      14,969      12/31/07      16,892
   03/31/08      14,111      03/31/08      14,041      03/31/08      16,138

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                             Average Annual Total Returns(a)
                                           (for periods ended March 31, 2008)

                                              1 YEAR       5 YEARS     10 YEARS
The Jamestown Balanced Fund                    2.97%         8.18%        3.45%
Standard & Poor's 500 Index                   -5.08%        11.32%        3.50%
60% S&P 500 Index / 40% Lehman Brothers
   Intermediate U.S. Government/Credit Index   0.57%         8.67%        4.90%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

           STANDARD & POOR'S 500 INDEX     THE JAMESTOWN EQUITY FUND
           ---------------------------     -------------------------

               DATE           VALUE          DATE            VALUE
               ----           -----          ----            -----
             03/31/98       $ 10,000        03/31/98       $ 10,000
             06/30/98         10,330        06/30/98          9,985
             09/30/98          9,303        09/30/98          8,532
             12/31/98         11,284        12/31/98         10,827
             03/31/99         11,846        03/31/99         10,833
             06/30/99         12,681        06/30/99         11,423
             09/30/99         11,889        09/30/99         10,895
             12/31/99         13,658        12/31/99         12,629
             03/31/00         13,971        03/31/00         13,437
             06/30/00         13,600        06/30/00         13,659
             09/30/00         13,468        09/30/00         12,900
             12/31/00         12,416        12/31/00         12,413
             03/31/01         10,944        03/31/01         10,549
             06/30/01         11,584        06/30/01         10,692
             09/30/01          9,884        09/30/01          8,946
             12/31/01         10,940        12/31/01          9,958
             03/31/02         10,970        03/31/02          9,767
             06/30/02          9,500        06/30/02          8,939
             09/30/02          7,858        09/30/02          7,629
             12/31/02          8,521        12/31/02          7,877
             03/31/03          8,253        03/31/03          7,701
             06/30/03          9,523        06/30/03          8,750
             09/30/03          9,775        09/30/03          8,819
             12/31/03         10,966        12/31/03          9,741
             03/31/04         11,151        03/31/04         10,019
             06/30/04         11,343        06/30/04         10,244
             09/30/04         11,132        09/30/04         10,027
             12/31/04         12,159        12/31/04         10,628
             03/31/05         11,898        03/31/05         10,454
             06/30/05         12,061        06/30/05         10,537
             09/30/05         12,495        09/30/05         11,078
             12/31/05         12,756        12/31/05         11,341
             03/31/06         13,293        03/31/06         11,780
             06/30/06         13,102        06/30/06         11,228
             09/30/06         13,844        09/30/06         11,736
             12/31/06         14,771        12/31/06         12,473
             03/31/07         14,866        03/31/07         12,595
             06/30/07         15,799        06/30/07         13,512
             09/30/07         16,120        09/30/07         14,114
             12/31/07         15,583        12/31/07         14,172
             03/31/08         14,111        03/31/08         12,713

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                      (for periods ended March 31, 2008)

                                       1 YEAR     5 YEARS     10 YEARS
The Jamestown Equity Fund               0.94%      10.55%       2.43%
Standard & Poor's 500 Index            -5.08%      11.32%       3.50%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN SELECT FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN SELECT FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

            STANDARD & POOR'S 500 INDEX    THE JAMESTOWN SELECT FUND
            ---------------------------    -------------------------

               DATE           VALUE          DATE           VALUE
               ----           -----          ----           -----
             10/31/06       $ 10,000       10/31/06       $ 10,000
             12/31/06         10,333       12/31/06         10,435
             03/31/07         10,399       03/31/07         10,755
             06/30/07         11,052       06/30/07         11,286
             09/30/07         11,277       09/30/07         11,656
             12/31/07         10,901       12/31/07         11,729
             03/31/08          9,871       03/31/08         10,425

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                      (for periods ended March 31, 2008)

                                           1 YEAR    SINCE INCEPTION*
The Jamestown Select Fund                  -3.07%          2.99%
Standard & Poor's 500 Index                -5.08%         -0.91%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Commencement of operations was October 31, 2006.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX*, THE LIPPER INTERMEDIATE MUNICIPAL FUND INDEX AND THE LEHMAN MUNICIPAL BOND INDEX

                              [LINE GRAPH OMITTED]

  LEHMAN MUNICIPAL         THE JAMESTOWN TAX        LIPPER INTERMEDIATE           LEHMAN 5-YEAR
     BOND INDEX           EXEMPT VIRGINIA FUND      MUNICIPAL FUND INDEX      MUNICIPAL BOND INDEX
     ----------           --------------------      --------------------      --------------------

  DATE        VALUE        DATE         VALUE        DATE         VALUE        DATE         VALUE
  ----        -----        ----         -----        ----         -----        ----         -----
03/31/98    $ 10,000      03/31/98    $ 10,000      03/31/98    $ 10,000      03/31/98    $ 10,000
06/30/98      10,152      06/30/98      10,118      06/30/98      10,122      06/30/98      10,112
09/30/98      10,464      09/30/98      10,416      09/30/98      10,403      09/30/98      10,377
12/31/98      10,527      12/31/98      10,459      12/31/98      10,462      12/31/98      10,463
03/31/99      10,620      03/31/99      10,492      03/31/99      10,520      03/31/99      10,571
06/30/99      10,432      06/30/99      10,331      06/30/99      10,344      06/30/99      10,440
09/30/99      10,391      09/30/99      10,325      09/30/99      10,350      09/30/99      10,539
12/31/99      10,310      12/31/99      10,277      12/31/99      10,318      12/31/99      10,539
03/31/00      10,612      03/31/00      10,497      03/31/00      10,500      03/31/00      10,666
06/30/00      10,772      06/30/00      10,614      06/30/00      10,627      06/30/00      10,834
09/30/00      11,033      09/30/00      10,828      09/30/00      10,849      09/30/00      11,047
12/31/00      11,515      12/31/00      11,200      12/31/00      11,213      12/31/00      11,352
03/31/01      11,771      03/31/01      11,438      03/31/01      11,466      03/31/01      11,675
06/30/01      11,847      06/30/01      11,492      06/30/01      11,551      06/30/01      11,789
09/30/01      12,180      09/30/01      11,756      09/30/01      11,850      09/30/01      12,113
12/31/01      12,105      12/31/01      11,699      12/31/01      11,751      12/31/01      12,057
03/31/02      12,219      03/31/02      11,788      03/31/02      11,835      03/31/02      12,127
06/30/02      12,667      06/30/02      12,158      06/30/02      12,254      06/30/02      12,627
09/30/02      13,268      09/30/02      12,662      09/30/02      12,728      09/30/02      13,064
12/31/02      13,268      12/31/02      12,673      12/31/02      12,731      12/31/02      13,176
03/31/03      13,427      03/31/03      12,760      03/31/03      12,857      03/31/03      13,322
06/30/03      13,774      06/30/03      13,019      06/30/03      13,140      06/30/03      13,564
09/30/03      13,785      09/30/03      13,007      09/30/03      13,166      09/30/03      13,701
12/31/03      13,973      12/31/03      13,094      12/31/03      13,286      12/31/03      13,719
03/31/04      14,215      03/31/04      13,220      03/31/04      13,440      03/31/04      13,894
06/30/04      13,878      06/30/04      12,962      06/30/04      13,175      06/30/04      13,596
09/30/04      14,416      09/30/04      13,308      09/30/04      13,569      09/30/04      13,981
12/31/04      14,597      12/31/04      13,374      12/31/04      13,665      12/31/04      14,093
03/31/05      14,592      03/31/05      13,245      03/31/05      13,564      03/31/05      13,931
06/30/05      15,019      06/30/05      13,518      06/30/05      13,889      06/30/05      14,197
09/30/05      15,000      09/30/05      13,462      09/30/05      13,862      09/30/05      14,184
12/31/05      15,110      12/31/05      13,515      12/31/05      13,940      12/31/05      14,226
03/31/06      15,147      03/31/06      13,487      03/31/06      13,954      03/31/06      14,229
06/30/06      15,152      06/30/06      13,502      06/30/06      13,960      06/30/06      14,243
09/30/06      15,668      09/30/06      13,827      09/30/06      14,373      09/30/06      14,611
12/31/06      15,841      12/31/06      13,912      12/31/06      14,479      12/31/06      14,702
03/31/07      15,970      03/31/07      14,007      03/31/07      14,588      03/31/07      14,839
06/30/07      15,864      06/30/07      13,979      06/30/07      14,513      06/30/07      14,791
09/30/07      16,153      09/30/07      14,245      09/30/07      14,773      09/30/07      15,169
12/31/07      16,374      12/31/07      14,452      12/31/07      14,943      12/31/07      15,459
03/31/08      16,274      03/31/08      14,579      03/31/08      14,956      03/31/08      15,758

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                             Average Annual Total Returns(a)
                                           (for periods ended March 31, 2008)

                                            1 YEAR      5 YEARS    10 YEARS
The Jamestown Tax Exempt Virginia Fund       4.09%       2.70%       3.84%
Lehman 5-Year Municipal Bond Index           6.19%       3.42%       4.65%
Lipper Intermediate Municipal Fund Index     2.52%       3.07%       4.11%
Lehman Municipal Bond Index                  1.90%       3.92%       4.99%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Lehman 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because the Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
            INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE,
                      AUSTRALIA AND FAR EAST (EAFE) INDEX

                              [LINE GRAPH OMITTED]

              MORGAN STANLEY EUROPE,              THE
              AUSTRALIA AND FAR EAST     JAMESTOWN INTERNATIONAL
                  (EAFE) INDEX                 EQUITY FUND
                   -----------                ------------

                DATE        VALUE            DATE        VALUE
                ----        -----            ----        -----
              03/31/98    $ 10,000          03/31/98   $ 10,000
              06/30/98      10,106          06/30/98     10,468
              09/30/98       8,670          09/30/98      9,025
              12/31/98      10,461          12/31/98     10,659
              03/31/99      10,607          03/31/99     10,866
              06/30/99      10,876          06/30/99     11,345
              09/30/99      11,355          09/30/99     12,030
              12/31/99      13,284          12/31/99     14,882
              03/31/00      13,270          03/31/00     15,143
              06/30/00      12,745          06/30/00     13,843
              09/30/00      11,718          09/30/00     12,719
              12/31/00      11,402          12/31/00     11,844
              03/31/01       9,836          03/31/01     10,101
              06/30/01       9,732          06/30/01      9,776
              09/30/01       8,370          09/30/01      8,010
              12/31/01       8,953          12/31/01      8,614
              03/31/02       8,999          03/31/02      8,721
              06/30/02       8,808          06/30/02      8,333
              09/30/02       7,070          09/30/02      6,546
              12/31/02       7,526          12/31/02      6,876
              03/31/03       6,908          03/31/03      6,177
              06/30/03       8,240          06/30/03      7,342
              09/30/03       8,909          09/30/03      7,802
              12/31/03      10,429          12/31/03      8,924
              03/31/04      10,881          03/31/04      9,278
              06/30/04      10,905          06/30/04      9,239
              09/30/04      10,874          09/30/04      8,992
              12/31/04      12,540          12/31/04     10,404
              03/31/05      12,520          03/31/05     10,253
              06/30/05      12,395          06/30/05      9,936
              09/30/05      13,682          09/30/05     11,049
              12/31/05      14,240          12/31/05     11,739
              03/31/06      15,578          03/31/06     12,770
              06/30/06      15,687          06/30/06     12,680
              09/30/06      16,304          09/30/06     13,120
              12/31/06      17,991          12/31/06     14,177
              03/31/07      18,725          03/31/07     14,540
              06/30/07      19,924          06/30/07     15,315
              09/30/07      20,358          09/30/07     15,275
              12/31/07      20,002          12/31/07     14,945
              03/31/08      18,220          03/31/08     14,023

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                            Average Annual Total Returns(a)
                                          (for periods ended March 31, 2008)

                                           1 YEAR      5 YEARS    10 YEARS
The Jamestown International Equity Fund    -3.56%       17.82%      3.44%
Morgan Stanley Europe, Australia and
   Far East (EAFE) Index                   -2.70%       21.40%      6.18%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)                                       % OF
---------------------------------    TEN LARGEST EQUITY HOLDINGS      NET ASSETS
                                     -------------------------------------------
[PIE CHART OMITTED]                  General Electric Company            1.5%
                                     Cisco Systems, Inc.                 1.3%
Equities                    62.6%    Microsoft Corporation               1.3%
Fixed Income                31.8%    Transocean, Inc.                    1.3%
Cash Equivalents             5.6%    AT&T, Inc.                          1.1%
                                     Chevron Corporation                 1.1%
                                     Bristol-Myers Squibb Company        1.1%
                                     Schlumberger Ltd.                   1.1%
                                     Gilead Sciences, Inc.               1.1%
                                     CVS Caremark Corporation            1.1%

EQUITY SECTOR CONCENTRATION VS. THE S&P 500 INDEX (62.6% OF NET ASSETS)
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                                   (% OF EQUITY PORTFOLIO)

                                                       THE
                                                    JAMESTOWN
                                                     BALANCED     S&P 500
                                                       FUND        INDEX
                                                       ----        -----
Consumer Discretionary                                  5.7%        8.7%
Consumer Staples                                       10.5%       11.1%
Energy                                                 12.8%       13.2%
Financials                                             10.9%       16.8%
Health Care                                            16.0%       11.7%
Industrials                                            16.6%       12.2%
Information Technology                                 20.3%       15.7%
Materials                                               2.6%        3.6%
Telecommunications Services                             1.8%        3.4%
Utilities                                               1.4%        3.6%
Exchange Traded Funds                                   1.4%        0.0%

                                                                  % OF FIXED
FIXED-INCOME PORTFOLIO (31.8% OF NET ASSETS) SECTOR BREAKDOWN   INCOME PORTFOLIO
-------------------------------------------  -----------------------------------
Average Stated Maturity (Years)        3.2   U.S. Treasury            10.7%
Average Duration (Years)               2.9   U.S. Government Agency   22.1%
Average Coupon                       5.61%   Mortgage-Backed          18.8%
Average Yield to Maturity            3.77%   Corporate                48.4%

            CREDIT QUALITY             % OF FIXED INCOME PORTFOLIO
            ------------------------------------------------------
            AA                                      5.9%
            A                                      33.5%
            BBB                                     9.0%
            U.S. Treasury                          10.7%
            U.S. Government Agency                 40.9%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)                                       % OF
---------------------------------    TEN LARGEST EQUITY HOLDINGS      NET ASSETS
                                     -------------------------------------------
      [PIE CHART OMITTED]            General Electric Company            2.3%
                                     Cisco Systems, Inc.                 2.0%
Equities                    94.7%    Microsoft Corporation               2.0%
Cash Equivalents             5.3%    Transocean, Inc.                    1.9%
                                     Chevron Corporation                 1.8%
                                     Bristol- Meyers Squibb Company      1.7%
                                     AT&T, Inc.                          1.7%
                                     Gilead Sciences, Inc.               1.7%
                                     Schlumberger Ltd.                   1.6%
                                     CVS Caremark Corporation            1.6%

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                                      (% OF NET ASSETS)

                                                        THE
                                                     JAMESTOWN
                                                      EQUITY      S&P 500
                                                       FUND        INDEX
                                                       ----        -----
Consumer Discretionary                                  5.3%        8.7%
Consumer Staples                                       10.1%       11.1%
Energy                                                 12.3%       13.2%
Financials                                             10.2%       16.8%
Health Care                                            15.3%       11.7%
Industrials                                            15.7%       12.2%
Information Technology                                 19.1%       15.7%
Materials                                               2.4%        3.6%
Telecommunications Services                             1.7%        3.4%
Utilities                                               1.3%        3.6%
Exchange Traded Funds                                   1.3%        0.0%
Cash Equivalents                                        5.3%        0.0%

THE JAMESTOWN SELECT FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)                                       % OF
---------------------------------    TEN LARGEST EQUITY HOLDINGS      NET ASSETS
                                     -------------------------------------------
      [PIE CHART OMITTED]            Financial Select Sector SPDR Fund   2.6%
                                     Thermo Fisher Scientific, Inc.      1.8%
Equities                    96.7%    NIKE, Inc- Class B                  1.7%
Cash Equivalents             3.3%    Genzyne Corporation                 1.7%
                                     Apache Corporation                  1.7%
                                     Molson Coors Brewing Company        1.7%
                                     Archer-Daniels-Midland Company      1.6%
                                     CVS Caremark Corporation            1.6%
                                     Emerson Electric Company            1.6%
                                     Hewlett-Packard Company             1.6%

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
----------------------------------------------------------------------------

                               [BAR CHART OMITTED]
                                                      (% OF NET ASSETS)

                                                        THE
                                                    JAMESTOWN
                                                      SELECT      S&P 500
                                                       FUND        INDEX
                                                       ----        -----
Consumer Discretionary                                  9.7%        8.7%
Consumer Staples                                        7.7%       11.1%
Energy                                                 11.3%       13.2%
Financials                                             10.3%       16.8%
Health Care                                            13.4%       11.7%
Industrials                                            16.4%       12.2%
Information Technology                                 18.5%       15.7%
Materials                                               4.1%        3.6%
Telecommunications Services                             1.5%        3.4%
Utilities                                               1.2%        3.6%
Exchange Traded Funds                                   2.6%        0.0%
Cash Equivalents                                        3.3%        0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

           CHARACTERISTICS                           MATURITY BREAKDOWN
         (WEIGHTED AVERAGE)                           (% OF PORTFOLIO)
------------------------------------       -------------------------------------

Current Yield                  2.93%                 [BAR CHART OMITTED]
Tax-Equivalent Yield           4.51%*
Average Maturity (years)         4.3       0-2 Years                      22.1%
Average Duration (years)         3.7       2-5 Years                      31.3%
Average Quality                  AA+       5-10 Years                     45.6%
Number of Issues                 41        10+ Years                       1.0%

* Assumes a maximum 35.0% federal tax rate.

                                                   SECTOR DIVERSIFICATION
    CREDIT QUALITY (% OF PORTFOLIO)                   (% OF PORTFOLIO)
------------------------------------       -------------------------------------

       [PIE CHART OMITTED]                           [PIE CHART OMITTED]

AAA                            57.2%       Revenues                       60.5%
AA                             39.1%       General Obligations            39.5%
Baa                             3.7%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION
(% OF NET ASSETS)                                                       % OF NET
----------------------  TEN LARGEST HOLDINGS             COUNTRY         ASSETS
                        --------------------------------------------------------
 [PIE CHART OMITTED]    SAP AG                           Germany          3.3%
                        Koninkijke (Royal) KPN NV        Netherlands      2.6%
Equities         97.6%  Suez SA                          France           2.5%
Other             2.4%  Repsol YPF SA                    Spain            2.4%
                        Mitsubishi Estate Company Ltd.   Japan            2.4%
                        ENI SpA                          Italy            2.0%
                        Siemens AG                       Germany          1.9%
                        Royal Dutch Shell PLC - Class A  United Kingdom   1.8%
                        GlaxoSmithKline PLC              United Kingdom   1.7%
                        DBS Group Holdings Ltd.          Singapore        1.6%

GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                                       (% OF NET ASSETS)

                                                        The
                                                     Jamestown     Morgan
                                                   International  Stanley
                                                      Equity        EAFE
                                                       Fund        Index
                                                       ----        -----
Belgium                                                 0.6%        1.3%
Denmark                                                 1.2%        1.0%
Finland                                                 1.7%        1.8%
France                                                 13.9%       10.9%
Germany                                                13.4%        9.2%
Greece                                                  1.1%        0.7%
Italy                                                   4.9%        3.9%
Japan                                                  23.9%       20.0%
Netherlands                                             6.6%        2.9%
Norway                                                  1.1%        1.1%
Poland                                                  0.4%        0.0%
Portugal                                                0.6%        0.3%
Singapore                                               1.7%        1.2%
South Korea                                             0.9%        0.0%
Spain                                                   3.6%        4.5%
Sweden                                                  2.0%        2.5%
Switzerland                                             5.5%        7.2%
United Kingdom                                         14.5%       21.6%
Other                                                   2.4%       10.0%

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 61.7%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 3.6%
     8,000   Johnson Controls, Inc. ............................   $    270,400
     5,400   McDonald's Corporation ............................        301,158
    11,900   Staples, Inc. .....................................        263,109
     1,000   Target Corporation ................................         50,680
     8,500   Walt Disney Company (The) .........................        266,730
                                                                   ------------
                                                                      1,152,077
                                                                   ------------
             CONSUMER STAPLES -- 6.6%
     7,300   Archer-Daniels-Midland Company ....................        300,468
     4,000   Coca-Cola Company (The) ...........................        243,480
     8,500   CVS Caremark Corporation ..........................        344,335
    10,800   Kroger Company (The) ..............................        274,320
     5,700   Molson Coors Brewing Company - Class B ............        299,649
     4,500   PepsiCo, Inc. .....................................        324,900
     4,800   Procter & Gamble Company (The) ....................        336,336
                                                                   ------------
                                                                      2,123,488
                                                                   ------------
             ENERGY -- 8.0%
     2,300   Apache Corporation ................................        277,886
     4,300   Chevron Corporation ...............................        367,048
     3,400   Exxon Mobil Corporation ...........................        287,572
     4,500   National Oilwell Varco, Inc. (a) ..................        262,710
     6,500   Noble Corporation .................................        322,855
     4,200   Occidental Petroleum Corporation ..................        307,314
     4,000   Schlumberger Ltd. .................................        348,000
     3,000   Transocean, Inc. (a) ..............................        405,600
                                                                   ------------
                                                                      2,578,985
                                                                   ------------
             FINANCIALS -- 6.8%
     3,600   Assurant, Inc. ....................................        219,096
     6,000   Bank of America Corporation .......................        227,460
     5,800   Chubb Corporation (The) ...........................        286,984
     5,000   MetLife, Inc. .....................................        301,300
     3,400   Prudential Financial, Inc. ........................        266,050
     3,580   State Street Corporation ..........................        282,820
     6,100   Travelers Companies, Inc. (The) ...................        291,885
    13,100   Unum Group ........................................        288,331
                                                                   ------------
                                                                      2,163,926
                                                                   ------------
             HEALTH CARE -- 10.0%
     4,100   Aetna, Inc. .......................................        172,569
    16,800   Bristol-Myers Squibb Company ......................        357,840
     4,700   Express Scripts, Inc. (a) .........................        302,304
     4,400   Genzyme Corporation (a) ...........................        327,976
     6,700   Gilead Sciences, Inc. (a) .........................        345,251
     4,700   Johnson & Johnson .................................        304,889
     5,550   McKesson Corporation ..............................        290,654

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 61.7% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             HEALTH CARE -- 10.0% (CONTINUED)
     7,000   Teva Pharmaceutical Industries Ltd. - ADR .........   $    323,330
     5,900   Thermo Fisher Scientific, Inc. (a) ................        335,356
     4,100   WellPoint, Inc. (a) ...............................        180,933
     3,500   Zimmer Holdings, Inc. (a) .........................        272,510
                                                                   ------------
                                                                      3,213,612
                                                                   ------------
             INDUSTRIALS -- 10.4%
     6,850   Dover Corporation .................................        286,193
     3,400   General Dynamics Corporation ......................        283,458
    13,300   General Electric Company ..........................        492,233
     5,350   ITT Corporation ...................................        277,184
     2,800   Lockheed Martin Corporation .......................        278,040
     5,700   Norfolk Southern Corporation ......................        309,624
     3,700   Northrop Grumman Corporation ......................        287,897
     3,100   Parker-Hannifin Corporation .......................        214,737
     4,200   Terex Corporation (a) .............................        262,500
     5,800   Textron, Inc. .....................................        321,436
     4,600   United Technologies Corporation ...................        316,572
                                                                   ------------
                                                                      3,329,874
                                                                   ------------
             INFORMATION TECHNOLOGY -- 12.7%
     7,900   Accenture Ltd. - Class A ..........................        277,843
    17,500   Cisco Systems, Inc. (a) ...........................        421,575
    13,000   Corning, Inc. .....................................        312,520
       550   Google, Inc. - Class A (a) ........................        242,258
     6,000   Harris Corporation ................................        291,180
     6,500   Hewlett-Packard Company ...........................        296,790
    10,700   Intel Corporation .................................        226,626
     2,900   International Business Machines Corporation .......        333,906
     3,600   MEMC Electronic Materials, Inc. (a) ...............        255,240
    14,500   Microsoft Corporation .............................        411,510
     9,000   NVIDIA Corporation (a) ............................        178,110
    15,500   Oracle Corporation (a) ............................        303,180
     7,200   QUALCOMM, Inc. ....................................        295,200
     8,350   Western Digital Corporation (a) ...................        225,784
                                                                   ------------
                                                                      4,071,722
                                                                   ------------
             MATERIALS -- 1.6%
     2,625   CF Industries Holdings, Inc. ......................        272,002
     2,800   Praxair, Inc. .....................................        235,844
                                                                   ------------
                                                                        507,846
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 1.1%
     9,600   AT&T, Inc. ........................................        367,680
                                                                   ------------

             UTILITIES -- 0.9%
     7,150   Public Service Enterprise Group, Inc. .............        287,359
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $15,045,321) ............   $ 19,796,569
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   EXCHANGE TRADED FUNDS -- 0.9%                             VALUE
--------------------------------------------------------------------------------
    11,200   Financial Select Sector SPDR Fund (Cost $288,736) .   $    277,984
                                                                   ------------

================================================================================
 PAR VALUE   U.S. TREASURY OBLIGATIONS -- 3.4%                         VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 3.4%
$  250,000   4.00%, due 02/15/2014 .............................   $    269,590
   750,000   4.25%, due 11/15/2014 .............................        820,078
                                                                   ------------
             TOTAL U.S. TREASURY OBLIGATIONS (Cost $995,998) ...   $  1,089,668
                                                                   ------------

================================================================================
 PAR VALUE   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.0%                VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.5%
$1,000,000   6.625%, due 09/15/2009 ............................   $  1,062,129
   150,000   5.125%, due 07/15/2012 ............................        162,248
   500,000   5.25%, due 04/18/2016 .............................        543,190
                                                                   ------------
                                                                      1,767,567
                                                                   ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.5%
   250,000   7.25%, due 01/15/2010 .............................        271,657
   200,000   5.50%, due 03/15/2011 .............................        215,203
                                                                   ------------
                                                                        486,860
                                                                   ------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost $2,094,015) .................................   $  2,254,427
                                                                   ------------

================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 6.0%                        VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
$   25,622   Pool #E90624, 6.00%, due 08/01/2017 ...............   $     26,374
   393,828   Pool #A43942, 5.50%, due 03/01/2036 ...............        398,164
                                                                   ------------
                                                                        424,538
                                                                   ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.5%
   205,407   Pool #618465, 5.00%, due 12/01/2016 ...............        207,551
   278,363   Pool #684231, 5.00%, due 01/01/2018 ...............        281,268
   258,577   Pool #255455, 5.00%, due 10/01/2024 ...............        259,250
   419,737   Pool #255702, 5.00%, due 05/01/2025 ...............        420,543
   274,796   Pool #808413, 5.50%, due 01/01/2035 ...............        277,663
                                                                   ------------
                                                                      1,446,275
                                                                   ------------
             GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.2%
    38,780   Pool #781344, 6.50%, due 10/01/2031 ...............         40,355
                                                                   ------------

             TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,888,661)    $  1,911,168
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 15.4%                                  VALUE
--------------------------------------------------------------------------------
             Alcoa, Inc.,
$  250,000     6.50%, due 06/01/2011 ...........................   $    262,602
             American Express Company,
   150,000     4.875%, due 07/15/2013 ..........................        147,294
             AT&T, Inc.,
   250,000     4.95%, due 01/15/2013 ...........................        250,847
             BB&T Corporation,
   325,000     6.50%, due 08/01/2011 ...........................        343,651
             Burlington Resources, Inc.,
   350,000     6.68%, due 02/15/2011 ...........................        378,890
             Deutsche Telekom AG,
   300,000     8.00%, due 06/15/2010 ...........................        320,911
             Dover Corporation,
   345,000     6.50%, due 02/15/2011 ...........................        370,925
             Duke Realty L.P., Medium Term Notes,
   390,000     6.75%, due 05/30/2008 ...........................        391,662
             FPL Group Capital, Inc.,
   300,000     7.375%, due 06/01/2009 ..........................        313,283
             Goldman Sachs Group, Inc.,
   350,000     6.65%, due 05/15/2009 ...........................        359,216
             GTE Northwest, Inc.,
   300,000     6.30%, due 06/01/2010 ...........................        313,648
             International Business Machines Corporation,
   175,000     4.375%, due 06/01/2009 ..........................        178,674
             JPMorgan Chase & Company,
   300,000     6.75%, due 02/01/2011 ...........................        318,542
             May Department Stores Company,
   260,000     5.95%, due 11/01/2008 ...........................        260,630
             Morgan Stanley,
   250,000     5.30%, due 03/01/2013 ...........................        249,160
             PepsiCo, Inc.,
   200,000     4.65%, due 02/15/2013 ...........................        207,005
             United Technologies Corporation,
   250,000     6.10%, due 05/15/2012 ...........................        269,240
                                                                   ------------

             TOTAL CORPORATE BONDS (Cost $4,762,483) ...........   $  4,936,180
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 5.6%                                VALUE
--------------------------------------------------------------------------------

 1,800,853   Fidelity Institutional Money Market Portfolio
             (Cost $1,800,853) .................................   $  1,800,853
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.0%
             (Cost $26,876,067) ................................   $ 32,066,849

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%) ...         (9,166)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 32,057,683
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 93.4%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 5.3%
    12,300   Johnson Controls, Inc. ............................   $    415,740
     8,300   McDonald's Corporation ............................        462,891
    17,200   Staples, Inc. .....................................        380,292
       700   Target Corporation ................................         35,476
    13,200   Walt Disney Company (The) .........................        414,216
                                                                   ------------
                                                                      1,708,615
                                                                   ------------
             CONSUMER STAPLES -- 10.1%
    11,400   Archer-Daniels-Midland Company ....................        469,224
     6,200   Coca-Cola Company (The) ...........................        377,394
    12,900   CVS Caremark Corporation ..........................        522,579
    16,200   Kroger Company (The) ..............................        411,480
     9,000   Molson Coors Brewing Company - Class B ............        473,130
     7,000   PepsiCo, Inc. .....................................        505,400
     7,300   Procter & Gamble Company (The) ....................        511,511
                                                                   ------------
                                                                      3,270,718
                                                                   ------------
             ENERGY -- 12.3%
     3,600   Apache Corporation ................................        434,952
     6,700   Chevron Corporation ...............................        571,912
     5,300   Exxon Mobil Corporation ...........................        448,274
     7,000   National Oilwell Varco, Inc. (a) ..................        408,660
    10,000   Noble Corporation .................................        496,700
     6,150   Occidental Petroleum Corporation ..................        449,996
     6,100   Schlumberger Ltd. .................................        530,700
     4,600   Transocean, Inc. (a) ..............................        621,920
                                                                   ------------
                                                                      3,963,114
                                                                   ------------
             FINANCIALS -- 10.2%
     5,200   Assurant, Inc. ....................................        316,472
    13,500   Berkley (W.R.) Corporation ........................        373,815
     8,700   Chubb Corporation (The) ...........................        430,476
     7,500   MetLife, Inc. .....................................        451,950
     5,200   Prudential Financial, Inc. ........................        406,900
     5,430   State Street Corporation ..........................        428,970
     9,300   Travelers Companies, Inc. (The) ...................        445,005
    20,200   Unum Group ........................................        444,602
                                                                   ------------
                                                                      3,298,190
                                                                   ------------
             HEALTH CARE -- 15.3%
     6,500   Aetna, Inc. .......................................        273,585
    25,800   Bristol-Myers Squibb Company ......................        549,540
     7,200   Express Scripts, Inc. (a) .........................        463,104
     6,650   Genzyme Corporation (a) ...........................        495,691
    10,500   Gilead Sciences, Inc. (a) .........................        541,065
     7,100   Johnson & Johnson .................................        460,577
     8,450   McKesson Corporation ..............................        442,527
    10,700   Teva Pharmaceutical Industries Ltd. - ADR .........        494,233

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 93.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             HEALTH CARE -- 15.3% (CONTINUED)
     9,000   Thermo Fisher Scientific, Inc. (a) ................   $    511,560
     6,300   WellPoint, Inc. (a) ...............................        278,019
     5,500   Zimmer Holdings, Inc. (a) .........................        428,230
                                                                   ------------
                                                                      4,938,131
                                                                   ------------
             INDUSTRIALS -- 15.7%
    10,500   Dover Corporation .................................        438,690
     5,150   General Dynamics Corporation ......................        429,355
    20,000   General Electric Company ..........................        740,200
     8,200   ITT Corporation ...................................        424,842
     4,300   Lockheed Martin Corporation .......................        426,990
     8,900   Norfolk Southern Corporation ......................        483,448
     5,650   Northrop Grumman Corporation ......................        439,626
     4,700   Parker-Hannifin Corporation .......................        325,569
     6,500   Terex Corporation (a) .............................        406,250
     8,700   Textron, Inc. .....................................        482,154
     6,800   United Technologies Corporation ...................        467,976
                                                                   ------------
                                                                      5,065,100
                                                                   ------------
             INFORMATION TECHNOLOGY -- 19.1%
    12,000   Accenture Ltd. - Class A ..........................        422,040
    26,200   Cisco Systems, Inc. (a) ...........................        631,158
    19,800   Corning, Inc. .....................................        475,992
       800   Google, Inc. - Class A (a) ........................        352,376
     9,100   Harris Corporation ................................        441,623
     9,700   Hewlett-Packard Company ...........................        442,902
    16,200   Intel Corporation .................................        343,116
     4,400   International Business Machines Corporation .......        506,616
     5,700   MEMC Electronic Materials, Inc. (a) ...............        404,130
    22,200   Microsoft Corporation .............................        630,036
    14,500   NVIDIA Corporation (a) ............................        286,955
    23,500   Oracle Corporation (a) ............................        459,660
    10,700   QUALCOMM, Inc. ....................................        438,700
    12,800   Western Digital Corporation (a) ...................        346,112
                                                                   ------------
                                                                      6,181,416
                                                                   ------------
             MATERIALS -- 2.4%
     3,900   CF Industries Holdings, Inc. ......................        404,118
     4,300   Praxair, Inc. .....................................        362,189
                                                                   ------------
                                                                        766,307
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 1.7%
    14,300   AT&T, Inc. ........................................        547,690
                                                                   ------------

             UTILITIES -- 1.3%
    10,900   Public Service Enterprise Group, Inc. .............        438,071
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $23,559,997) ............   $ 30,177,352
                                                                   ------------

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   EXCHANGE TRADED FUNDS -- 1.3%                             VALUE
--------------------------------------------------------------------------------
    17,100   Financial Select Sector SPDR Fund (Cost $440,838) .   $    424,422
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 5.6%                                VALUE
--------------------------------------------------------------------------------
 1,796,073   Fidelity Institutional Money Market Portfolio
             (Cost $1,796,073) .................................   $  1,796,073
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.3%
             (Cost $25,796,908) ................................   $ 32,397,847

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%) ...        (81,322)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 32,316,525
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 94.1%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 9.7%
    11,990   Goodyear Tire & Rubber Company (a) ................   $    309,342
    11,260   Hasbro, Inc. ......................................        314,154
     5,540   McDonald's Corporation ............................        308,966
     5,990   NIKE, Inc. - Class B ..............................        407,320
     6,100   Snap-on, Inc. .....................................        310,185
    11,000   TJX Companies, Inc. (The) .........................        363,770
     8,960   Walt Disney Company (The) .........................        281,165
                                                                   ------------
                                                                      2,294,902
                                                                   ------------
             CONSUMER STAPLES -- 7.7%
     9,230   Archer-Daniels-Midland Company ....................        379,907
     9,370   CVS Caremark Corporation ..........................        379,579
    13,350   Kroger Company (The) ..............................        339,090
     7,420   Molson Coors Brewing Company - Class B ............        390,069
     4,500   Procter & Gamble Company (The) ....................        315,315
                                                                   ------------
                                                                      1,803,960
                                                                   ------------
             ENERGY -- 11.3%
     3,250   Apache Corporation ................................        392,665
     4,070   ConocoPhillips ....................................        310,175
     3,700   Exxon Mobil Corporation ...........................        312,946
     4,000   Murphy Oil Corporation ............................        328,560
     5,270   National Oilwell Varco, Inc. (a) ..................        307,663
     6,530   Noble Corporation .................................        324,345
     4,650   Occidental Petroleum Corporation ..................        340,240
     2,550   Transocean, Inc. (a) ..............................        344,760
                                                                   ------------
                                                                      2,661,354
                                                                   ------------
             FINANCIALS -- 10.3%
     5,100   Assurant, Inc. ....................................        310,386
    11,990   Berkley (W.R.) Corporation ........................        332,003
     5,540   Chubb Corporation (The) ...........................        274,119
    15,420   Host Hotels & Resorts, Inc. .......................        245,487
     5,535   MetLife, Inc. .....................................        333,539
     3,850   State Street Corporation ..........................        304,150
     5,250   Torchmark Corporation .............................        315,578
    14,420   Unum Group ........................................        317,384
                                                                   ------------
                                                                      2,432,646
                                                                   ------------
             HEALTH CARE -- 13.4%
     5,925   Aetna, Inc. .......................................        249,383
    12,170   Bristol-Myers Squibb Company ......................        259,221
     7,600   CIGNA Corporation .................................        308,332
     5,360   Express Scripts, Inc. (a) .........................        344,755
     8,000   Forest Laboratories, Inc. (a) .....................        320,080
     5,270   Genzyme Corporation (a) ...........................        392,826
     4,350   Johnson & Johnson .................................        282,185
     6,160   McKesson Corporation ..............................        322,599
     6,430   Merck & Co., Inc. .................................        244,019
     7,425   Thermo Fisher Scientific, Inc. (a) ................        422,037
                                                                   ------------
                                                                      3,145,437
                                                                   ------------

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 94.1% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 16.4%
    24,900   Allied Waste Industries, Inc. (a) .................   $    269,169
     4,020   Deere & Company ...................................        323,369
     7,240   Emerson Electric Company ..........................        372,570
     4,110   General Dynamics Corporation ......................        342,651
     5,450   Goodrich Corporation ..............................        313,429
     3,390   Lockheed Martin Corporation .......................        336,627
     6,100   Manitowoc Company, Inc. (The) .....................        248,880
     4,200   Northrop Grumman Corporation ......................        326,802
     5,362   Parker Hannifin Corporation .......................        371,426
     3,040   Precision Castparts Corporation ...................        310,323
     4,800   Terex Corporation (a) .............................        300,000
     6,070   Textron, Inc. .....................................        336,399
                                                                   ------------
                                                                      3,851,645
                                                                   ------------
             INFORMATION TECHNOLOGY -- 18.5%
     9,210   Accenture Ltd. - Class A ..........................        323,916
     7,780   Avnet, Inc. (a) ...................................        254,640
    10,395   BMC Software, Inc. (a) ............................        338,045
    13,500   Corning, Inc. .....................................        324,540
     6,610   Harris Corporation ................................        320,783
     8,140   Hewlett-Packard Company ...........................        371,672
     3,040   International Business Machines Corporation .......        350,026
     4,060   MEMC Electronic Materials, Inc. (a) ...............        287,854
     9,570   Microsoft Corporation .............................        271,597
    10,940   NVIDIA Corporation (a) ............................        216,503
    18,215   Oracle Corporation (a) ............................        356,285
    18,860   Symantec Corporation (a) ..........................        313,453
    13,160   Western Digital Corporation (a) ...................        355,846
    18,170   Xerox Corporation .................................        272,005
                                                                   ------------
                                                                      4,357,165
                                                                   ------------
             MATERIALS -- 4.1%
     3,570   CF Industries Holdings, Inc. ......................        369,923
     4,910   Eastman Chemical Company ..........................        306,629
    15,540   Hercules, Inc. ....................................        284,227
                                                                   ------------
                                                                        960,779
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 1.5%
     9,045   AT&T, Inc. ........................................        346,423
                                                                   ------------

             UTILITIES -- 1.2%
    12,100   MDU Resources Group, Inc. .........................        297,055
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $21,801,869) ............   $ 22,151,366
                                                                   ------------

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   EXCHANGE TRADED FUNDS -- 2.6%                             VALUE
--------------------------------------------------------------------------------

    24,150   Financial Select Sector SPDR Fund (Cost $639,532) .   $    599,403
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 4.6%                                VALUE
--------------------------------------------------------------------------------
 1,089,816   Fidelity Institutional Money Market Portfolio
             (Cost $1,089,816) .................................   $  1,089,816
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 101.3%
             (Cost $23,531,217) ................................   $ 23,840,585

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3%) ...       (306,018)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 23,534,567
                                                                   ============

(a)   Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
==============================================================================================================
             VIRGINIA REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.5%                                                          VALUE
--------------------------------------------------------------------------------------------------------------
             Alexandria, Virginia, GO,
$1,000,000     5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101 ...........................   $  1,067,100
             Arlington Co., Virginia, GO,
   500,000     4.10%, due 11/01/2018 .........................................................        509,440
             Capital Region Airport, Revenue,
   520,000     4.50%, due 07/01/2016 .........................................................        548,938
             Chesterfield Co., Virginia, GO,
   700,000     5.00%, due 01/01/2020 .........................................................        749,609
             Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000     5.00%, due 06/01/2018 .........................................................      1,057,240
             Fairfax Co., Virginia, GO,
   700,000     5.00%, due 10/01/2011 .........................................................        756,588
             Fauquier Co., Virginia, GO,
   500,000     5.00%, due 07/01/2017 .........................................................        547,870
             Hampton, Virginia, GO,
 1,000,000     5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 ...........................      1,076,840
   500,000     5.00%, due 04/01/2020 .........................................................        524,350
             Hanover Co., Virginia, GO,
 1,000,000     5.125%, due 07/15/2013, prerefunded 07/15/2009 @ 101 ..........................      1,052,710
             Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
 1,000,000     6.50%, due 08/15/2009 .........................................................      1,053,450
             Henrico Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000     5.50%, due 11/01/2008 .........................................................      1,020,470
             James City, Virginia, School District, GO,
   500,000     5.00%, due 12/15/2018 .........................................................        537,750
             James City, Virginia, Service Authority, Water and Sewer, Revenue,
 1,000,000     5.125%, due 01/15/2017 ........................................................      1,082,690
             Leesburg, Virginia, GO,
   500,000     5.00%, due 09/15/2016 .........................................................        553,395
             Loudoun Co., Virginia, GO,
   500,000     5.00%, due 07/01/2012 .........................................................        543,975
             Loudoun Co., Virginia, Industrial Dev. Authority, Public Facility Lease, Revenue,
 1,000,000     5.00%, due 03/01/2019 .........................................................      1,046,020
             Lynchburg, Virginia, GO,
   500,000     5.00%, due 06/01/2015 .........................................................        552,390
             Medical College of Virginia, Hospitals Authority, Revenue,
   700,000     5.00%, due 07/01/2013 .........................................................        717,360
             New Kent Co., Virginia, Economic Dev. Authority, Revenue,
   500,000     5.00%, due 02/01/2019 .........................................................        534,490
             Norfolk, Virginia, GO,
   500,000     4.50%, due 06/01/2015 .........................................................        529,975
             Norfolk, Virginia, Water, Revenue,
 1,000,000     5.00%, due 11/01/2016 .........................................................      1,053,760
             Portsmouth, Virginia, GO,
   290,000     5.00%, due 08/01/2017 .........................................................        293,393
             Richmond, Virginia, Industrial Dev. Authority, Educational Facilities, Revenue,
   700,000     3.80%, floating rate, due 05/01/2035 ..........................................        700,000

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
==============================================================================================================
              VIRGINIA REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.5% (CONTINUED)                                              VALUE
--------------------------------------------------------------------------------------------------------------
             Richmond, Virginia, Industrial Dev. Authority, Government Facilities, Revenue,
$  510,000     4.75%, due 07/15/2010 .........................................................   $    531,349
             Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000     5.25%, due 07/15/2014 .........................................................      1,080,260
             Southeastern Public Service Authority, Virginia, Revenue,
 1,000,000     5.00%, due 07/01/2015 .........................................................      1,044,220
             Spotsylvania Co., Virginia, GO,
   500,000     5.00%, due 01/15/2016 .........................................................        537,555
             University of Virginia, Revenue,
 1,000,000     5.25%, due 06/01/2012 .........................................................      1,038,770
   585,000     5.00%, due 06/01/2013 .........................................................        641,265
             Upper Occoquan, Virginia, Sewer Authority, Revenue,
   250,000     5.15%, due 07/01/2020 .........................................................        271,172
             Virginia Beach, Virginia, GO,
   800,000     5.25%, due 08/01/2010 .........................................................        815,152
             Virginia College Building Authority, Educational Facilities, Revenue,
   500,000     5.00%, due 02/01/2017 .........................................................        539,705
   500,000     5.00%, due 04/01/2017 .........................................................        531,610
             Virginia Commonwealth Transportation Board, Federal Highway Reimbursement
             Anticipation Note, Revenue,
   500,000     5.00%, due 09/28/2015 .........................................................        552,345
             Virginia Polytechnic Institute & State University, Revenue,..
   500,000     5.00%, due 06/01/2016 .........................................................        544,855
             Virginia State, GO,
   500,000     5.00%, due 06/01/2012 .........................................................        543,330
             Virginia State Public School Authority, Revenue,
   995,000     5.25%, due 08/01/2009 .........................................................      1,035,208
             Virginia State Resource Authority, Infrastructure Revenue,
   400,000     5.50%, due 05/01/2017, prerefunded 05/01/2010 @101 ............................        429,696
   100,000     5.50%, due 05/01/2017 .........................................................        106,117
                                                                                                 ------------

             TOTAL VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS (Cost $27,816,496)......   $ 28,352,412
                                                                                                 ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 1.4%                                VALUE
--------------------------------------------------------------------------------
   414,053   Fidelity Institutional Tax-Exempt Portfolio
             (Cost $414,053) ...................................   $    414,053
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 98.9%
             (Cost $28,230,549) ................................   $ 28,766,465

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1% .....        326,912
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 29,093,377
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 97.6%                                    VALUE
--------------------------------------------------------------------------------
             BELGIUM -- 0.6%
     3,233   UCB SA (b) ........................................   $    112,715
                                                                   ------------

             DENMARK -- 1.2%
     3,174   Novo Nordisk A/S - Class B (b) ....................        219,215
                                                                   ------------

             FINLAND -- 1.7%
     6,559   Nokia Oyj (b) .....................................        207,833
     2,821   Nokia Oyj - ADR ...................................         89,792
                                                                   ------------
                                                                        297,625
                                                                   ------------
             FRANCE -- 13.9%
       819   Air Liquide SA (b) ................................        124,894
    11,972   Alcatel SA (b) ....................................         68,763
     2,171   Cap Gemini SA (b) .................................        124,071
     3,037   Carrefour SA (b) ..................................        235,202
     1,014   Casino Guichard-Perrachon SA (b) ..................        121,995
     2,064   Compagnie de Saint-Gobain (b) .....................        169,307
     3,062   France Telecom SA (b) .............................        103,248
     1,445   Groupe DANONE (b) .................................        129,682
     1,159   PPR SA (b) ........................................        172,481
     1,542   Sanofi-Aventis (b) ................................        116,080
       991   Schneider Electric SA (b) .........................        128,490
     6,629   Suez SA (b) .......................................        436,111
     3,411   Total SA (b) ......................................        253,630
     1,574   Veolia Environnement (b) ..........................        110,243
     3,814   Vivendi Universal SA (b) ..........................        149,738
                                                                   ------------
                                                                      2,443,935
                                                                   ------------
             GERMANY -- 13.4%
     1,269   Allianz AG (b) ....................................        252,452
     2,729   Arcandor AG (a) (b) ...............................         54,949
     2,980   Bayer AG (b) ......................................        239,754
     2,006   Deustche Bank AG (b) ..............................        228,499
     2,192   Deustche Postbank AG (b) ..........................        210,772
     3,802   Infineon Technologies AG (a) (b) ..................         26,844
       690   Merck KGaA (b) ....................................         85,983
     1,882   Metro AG (b) ......................................        152,223
     1,008   Muencher Rueckversicherungs-Gesellschaft AG (b) ...        198,443
    11,618   SAP AG (b) ........................................        577,885
     3,007   Siemens AG (b) ....................................        329,887
                                                                   ------------
                                                                      2,357,691
                                                                   ------------
             GREECE -- 1.1%
     6,876   Hellenic Telecommunications Organization SA (b) ...        195,667
                                                                   ------------

             ITALY -- 4.9%
     4,826   Assicurazioni Generali SpA (b) ....................        218,010
    17,126   Enel SpA (b) ......................................        182,540
    10,248   ENI SpA (b) .......................................        350,119
    15,668   UniCredito Italiano SpA (b) .......................        105,365
                                                                   ------------
                                                                        856,034
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.6% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             JAPAN -- 23.9%
    24,000   Bank of Yokohama Ltd. (b) .........................   $    164,466
     6,200   Bridgestone Corporation (b) .......................        107,134
     2,950   Canon, Inc. (b) ...................................        137,799
    13,000   Daiwa Securities Group, Inc. (b) ..................        113,698
        31   East Japan Railway Company (b) ....................        258,872
     1,200   FANUC LTD. (b) ....................................        115,288
     2,300   FAST RETAILING COMPANY Ltd. (b) ...................        205,285
     5,600   JSR Corporation (b) ...............................        127,675
     1,150   KEYENCE CORPORATION (b) ...........................        267,979
     6,000   MARUI COMPANY LTD. (b) ............................         64,360
    11,000   Matsushita Electric Industrial Company Ltd. (b) ...        239,455
     5,900   Millea Holdings, Inc. (b) .........................        219,852
    17,000   Mitsubishi Estate Company Ltd. (b) ................        417,257
    29,000   Mitsubishi UFJ Financial Group, Inc. (b) ..........        254,056
    13,700   Nomura Holdings, Inc. (b) .........................        206,549
        51   NTT Data Corporation (b) ..........................        224,873
        77   NTT DoCoMo, Inc. (b) ..............................        117,574
     9,700   PIONEER Corporation (b) ...........................         97,547
     5,800   Seven & I Holdings Company Ltd. (b) ...............        147,415
    12,000   Sharp Corporation (b) .............................        206,267
     4,600   SUMCO Corporation (b) .............................        101,594
        32   Sumitomo Mitsui Financial Group, Inc. (b) .........        212,880
     2,250   T&D Holdings, Inc. (b) ............................        119,498
     1,500   TDK CORPORATION (b) ...............................         89,434
                                                                   ------------
                                                                      4,216,807
                                                                   ------------
             NETHERLANDS -- 6.6%
     5,160   Aegon NV (b) ......................................         75,999
     2,367   Akzo Nobel NV (b) .................................        190,617
     4,626   Fortis (b) ........................................        116,570
     3,365   ING Groep NV (b) ..................................        126,265
    26,613   Koninklijke (Royal) KPN NV (b) ....................        450,924
     5,175   Koninklijke (Royal) Philips Electronics NV (b) ....        198,827
                                                                   ------------
                                                                      1,159,202
                                                                   ------------
             NORWAY -- 1.1%
     6,450   Statoil ASA (b) ...................................        193,910
                                                                   ------------

             POLAND -- 0.4%
     3,297   Powszechna Kasa Oszczednosci Bank Polski SA (a) (b)         67,175
                                                                   ------------

             PORTUGAL -- 0.6%
    18,998   EDP - Energias de Portugal SA (b) .................        115,758
                                                                   ------------

             SINGAPORE -- 1.7%
    21,000   DBS Group Holdings Ltd. (b) .......................        276,194
    65,000   Synear Food Holdings Ltd. (b) .....................         26,998
                                                                   ------------
                                                                        303,192
                                                                   ------------
             SOUTH KOREA -- 0.9%
     1,980   Hyundai Motor Company (b) .........................        158,121
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.6% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             SPAIN -- 3.6%
    12,229   Repsol YPF SA (b) .................................   $    422,853
     7,692   Telefonica SA (b) .................................        221,820
                                                                   ------------
                                                                        644,673
                                                                   ------------
             SWEDEN -- 2.0%
    16,692   Nordea Bank AB (b) ................................        271,289
    41,999   Telefonaktiebolaget LM Ericsson - B Shares (b) ....         82,559
                                                                   ------------
                                                                        353,848
                                                                   ------------
             SWITZERLAND -- 5.5%
     3,141   Credit Suisse Group (b) ...........................        160,588
       397   Nestle SA (b) .....................................        199,250
     4,644   Novartis AG (b) ...................................        239,278
     1,135   Roche Holdings AG (b) .............................        214,789
       727   Swiss Re (b) ......................................         63,809
       317   Zurich Financial Services AG (b) ..................        100,330
                                                                   ------------
                                                                        978,044
                                                                   ------------
             UNITED KINGDOM -- 14.5%
     2,107   Anglo American PLC (b) ............................        126,437
     9,903   BAE Systems PLC (b) ...............................         95,681
     3,619   Berkeley Group (The) PLC (a) (b) ..................         80,349
    15,646   Cadbury Schweppes PLC (b) .........................        172,708
     1,552   Carnival PLC (b) ..................................         61,965
    14,201   GlaxoSmithKline PLC (b) ...........................        300,817
    24,654   J Sainsbury PLC (b) ...............................        168,293
    28,098   Kingfisher PLC (b) ................................         73,928
     3,529   Land Securities Group PLC (b) .....................        105,736
    16,591   Lloyds TSB Group PLC (b) ..........................        148,446
    26,436   Premier Foods PLC (b) .............................         59,168
    15,110   Prudential PLC (b) ................................        199,791
    16,457   Rolls-Royce Group PLC (b) .........................        132,009
 1,557,069   Rolls-Royce Group PLC - Class B ...................          3,095
     8,998   Royal Dutch Shell PLC - Class A (b) ...............        311,476
     4,852   Royal Dutch Shell PLC - Class B (b) ...............        163,780
     4,642   Smiths Group PLC (b) ..............................         86,840
     5,006   Whitbread PLC (b) .................................        116,348
    24,172   William Morrison Supermarkets PLC (b) .............        132,105
    69,066   Woolworths Group PLC (b) ..........................         15,121
                                                                   ------------
                                                                      2,554,093
                                                                   ------------

             TOTAL COMMON STOCKS -- 97.6% (Cost $13,443,508) ...   $ 17,227,705

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.4% .....        417,942
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 17,645,647
                                                                   ============

(a)   Non-income producing security.

(b) Fair value priced (Note 1). Fair valued securities totalled $17,134,818 at March 31, 2008, representing 97.1% of net assets.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SUMMARY OF COMMON STOCKS BY
INDUSTRY CLASSIFICATION
MARCH 31, 2008
================================================================================
INDUSTRY                                                 VALUE   % OF NET ASSETS
--------------------------------------------------------------------------------
Commerical Banks...................................   $ 1,710,644      9.7%
Oil, Gas & Consumable Fuels........................     1,695,767      9.6%
Insurance..........................................     1,448,185      8.2%
Pharmaceuticals....................................     1,288,877      7.3%
Diversified Telecommunications Services............       971,658      5.5%
Food & Staples Retailing...........................       957,234      5.4%
Capital Markets....................................       709,333      4.0%
Chemicals..........................................       682,940      3.9%
Household Durables.................................       623,619      3.5%
Industrial Conglomerates...........................       615,554      3.5%
Food Products......................................       587,806      3.3%
Software...........................................       577,885      3.3%
Multi-Utilities....................................       546,354      3.1%
Communications Equipment...........................       448,947      2.5%
Real Estate Management & Development...............       417,257      2.4%
Electronic Equipment & Instruments.................       357,413      2.0%
IT Services........................................       348,944      2.0%
Multi-Line Retail..................................       306,911      1.7%
Electric Utilities.................................       298,298      1.7%
Specialty Retail...................................       279,213      1.6%
Road & Rail........................................       258,872      1.5%
Diversified Financial Services.....................       242,835      1.4%
Aerospace & Defense................................       230,785      1.3%
Hotels, Restaurants & Leisure......................       178,314      1.0%
Building Products..................................       169,307      1.0%
Automobiles........................................       158,120      0.9%
Media..............................................       149,738      0.8%
Office Electronics.................................       137,799      0.8%
Electrical Equipment...............................       128,490      0.7%
Semiconductors & Semiconductor Equipment...........       128,437      0.7%
Metals & Mining....................................       126,437      0.7%
Wireless Telecommunications Services...............       117,574      0.7%
Machinery..........................................       115,288      0.7%
Auto Components....................................       107,134      0.6%
Retail REITs.......................................       105,736      0.6%
                                                      -----------    ------
                                                      $17,227,705     97.6%
                                                      ===========    ======

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2008
===============================================================================================================================
                                                                                                     JAMESTOWN       JAMESTOWN
                                                     JAMESTOWN       JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                                      BALANCED         EQUITY          SELECT         VIRGINIA        EQUITY
                                                        FUND            FUND            FUND            FUND           FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
     At acquisition cost ........................   $ 26,876,067    $ 25,796,908    $ 23,531,217    $ 28,230,549   $ 13,443,508
                                                    ============    ============    ============    ============   ============
     At value (Note 1) ..........................   $ 32,066,849    $ 32,397,847    $ 23,840,585    $ 28,766,465   $ 17,227,705
  Cash denominated in
     foreign currency(a) (Note 5) ...............             --              --              --              --         12,736
  Dividends and interest receivable.. ...........        146,287          32,370          28,927         358,259         63,280
  Receivable for investment securities sold .....        345,175         513,828              --              --        449,685
  Receivable for capital shares sold. ...........             --              --              --             550             --
  Net unrealized appreciation on
     forward foreign currency
     exchange contracts (Note 6) ................             --              --              --              --          5,288
  Receivable for securities litigation settlement             --              --              --              --        150,954
  Other assets ..................................            998           5,123           5,104           3,506          1,519
                                                    ------------    ------------    ------------    ------------   ------------
     TOTAL ASSETS ...............................     32,559,309      32,949,168      23,874,616      29,128,780     17,911,167
                                                    ------------    ------------    ------------    ------------   ------------
LIABILITIES
  Bank overdraft ................................             --              --              --              --        241,314
  Distributions payable .........................        166,457         155,647              --          11,841             --
  Payable for securities purchased ..............        288,736         440,838         318,882              --             --
  Payable for capital shares redeemed ...........         15,336          13,052              --           9,809             --
  Accrued investment advisory fees (Note 3) .....         17,781          17,940          14,914           7,629            660
  Accrued administration fees (Note 3) ..........          4,000           4,000           4,000           3,600          4,200
  Accrued compliance fees (Note 3) ..............            500             500             450             450            600
  Other accrued expenses ........................          8,816             666           1,803           2,074         18,746
                                                    ------------    ------------    ------------    ------------   ------------
     TOTAL LIABILITIES ..........................        501,626         632,643         340,049          35,403        265,520
                                                    ------------    ------------    ------------    ------------   ------------

NET ASSETS ......................................   $ 32,057,683    $ 32,316,525    $ 23,534,567    $ 29,093,377   $ 17,645,647
                                                    ============    ============    ============    ============   ============
Net assets consist of:
  Paid-in capital ...............................   $ 27,075,741    $ 25,909,111    $ 23,752,586    $ 28,542,014   $ 26,032,657
  Accumulated undistributed (overdistributed)
     net investment income ......................         (7,197)             --              --          15,379         14,563
  Accumulated net realized gains (losses)
     from security transactions .................       (201,643)       (193,525)       (527,387)             68    (12,195,522)
  Net unrealized appreciation on investments ....      5,190,782       6,600,939         309,368         535,916      3,784,197
  Net unrealized appreciation on translation of
     assets and liabilities in foreign currencies             --              --              --              --          9,752
                                                    ------------    ------------    ------------    ------------   ------------
Net assets ......................................   $ 32,057,683    $ 32,316,525    $ 23,534,567    $ 29,093,377   $ 17,645,647
                                                    ============    ============    ============    ============   ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) .................................      2,475,785       1,937,849       2,264,544       2,880,740      1,275,922
                                                    ============    ============    ============    ============   ============
Net asset value, offering price and redemption
  price per share(b) ............................   $      12.95    $      16.68    $      10.39    $      10.10   $      13.83
                                                    ============    ============    ============    ============   ============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $12,683.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2008
=======================================================================================================================
                                                                                            JAMESTOWN        JAMESTOWN
                                             JAMESTOWN       JAMESTOWN       JAMESTOWN      TAX EXEMPT     INTERNATIONAL
                                             BALANCED         EQUITY          SELECT         VIRGINIA         EQUITY
                                               FUND            FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ............................   $    368,050    $    492,833    $    290,142    $     22,797    $    622,473
  Foreign withholding taxes on dividends           (623)           (868)             --              --         (77,802)
  Interest .............................        650,519              --              --       1,175,519           8,603
                                           ------------    ------------    ------------    ------------    ------------
     TOTAL INVESTMENT INCOME ...........      1,017,946         491,965         290,142       1,198,316         553,274
                                           ------------    ------------    ------------    ------------    ------------
EXPENSES
  Investment advisory fees (Note 3).. ..        249,840         241,294         176,803         113,578         239,295
  Administration fees (Note 3) .........         54,626          52,884          48,000          41,915          50,435
  Custodian fees .......................         13,203          10,637           9,728           4,220          73,844
  Professional fees ....................         22,257          16,750          16,850          14,350          19,687
  Trustees' fees and expenses ..........         13,266          13,266          13,266          13,266          13,266
  Pricing costs ........................          7,388           2,128           2,145           6,241          25,634
  Compliance consulting fees (Note 3) ..          5,764           5,735           5,285           5,417           7,094
  Postage and supplies .................          5,065           6,131           5,051           4,330           4,611
  Registration fees ....................          2,435           3,874           6,444           1,352           4,139
  Printing of shareholder reports ......          2,995           4,600           2,112           1,934           2,518
  Insurance expense ....................          3,228           2,804           1,565           2,106           2,258
  Other expenses .......................          5,926           4,940           5,584           9,415           5,297
                                           ------------    ------------    ------------    ------------    ------------
     TOTAL EXPENSES ....................        385,993         365,043         292,833         218,124         448,078
  Fees waived by the Adviser (Note 3) ..             --              --            (839)        (22,202)       (103,492)
  Expenses reimbursed through a directed
     brokerage arrangement (Note 4).. ..        (22,000)        (14,000)             --              --              --
                                           ------------    ------------    ------------    ------------    ------------
     NET EXPENSES ......................        363,993         351,043         291,994         195,922         344,586
                                           ------------    ------------    ------------    ------------    ------------

NET INVESTMENT INCOME (LOSS) ...........        653,953         140,922          (1,852)      1,002,394         208,688
                                           ------------    ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTE 5)
  Net realized gains (losses) from:
     Security transactions .............      4,058,583       2,658,874        (523,394)         16,403       3,263,585
     Foreign currency transactions .....             --              --              --              --         (19,347)
  Net change in unrealized appreciation/
     depreciation on:
     Investments .......................     (3,044,538)     (2,097,106)       (478,663)         92,995      (4,079,730)
     Foreign currency translation ......             --              --              --              --           8,808
                                           ------------    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES ...............      1,014,045         561,768      (1,002,057)        109,398        (826,684)
                                           ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ..........   $  1,667,998    $    702,690    $ (1,003,909)   $  1,111,792    $   (617,996)
                                           ============    ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================================
                                                          JAMESTOWN                      JAMESTOWN
                                                        BALANCED FUND                   EQUITY FUND
                                                ------------------------------------------------------------
                                                    YEAR            YEAR            YEAR            YEAR
                                                   ENDED           ENDED           ENDED           ENDED
                                                  MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                    2008            2007            2008            2007
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .....................   $    653,953    $    924,950    $    140,922    $    205,568
  Net realized gains on security transactions      4,058,583       3,640,165       2,658,874       3,061,081
  Net change in unrealized appreciation/
     depreciation on investments ............     (3,044,538)     (1,428,467)     (2,097,106)       (687,674)
                                                ------------    ------------    ------------    ------------
Net increase in net assets from operations ..      1,667,998       3,136,648         702,690       2,578,975
                                                ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ................       (686,283)       (956,689)       (144,305)       (203,630)
  From net realized gains from
     security transactions ..................     (4,206,732)     (3,490,662)     (2,818,182)     (3,027,251)
  Return of capital .........................             --              --        (252,510)             --
                                                ------------    ------------    ------------    ------------
Decrease in net assets from
  distributions to shareholders .............     (4,893,015)     (4,447,351)     (3,214,997)     (3,230,881)
                                                ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .................        379,678         733,118       1,161,482       1,955,767
  Net asset value of shares issued
     in reinvestment of distributions
     to shareholders ........................      4,406,636       4,156,986       2,884,634       2,926,496
  Payments for shares redeemed ..............    (14,963,870)    (14,998,174)     (6,345,139)     (9,872,194)
                                                ------------    ------------    ------------    ------------
Net decrease in net assets from
   capital share transactions ...............    (10,177,556)    (10,108,070)     (2,299,023)     (4,989,931)
                                                ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS ................    (13,402,573)    (11,418,773)     (4,811,330)     (5,641,837)

NET ASSETS
  Beginning of year .........................     45,460,256      56,879,029      37,127,855      42,769,692
                                                ------------    ------------    ------------    ------------
  End of year ...............................   $ 32,057,683    $ 45,460,256    $ 32,316,525    $ 37,127,855
                                                ============    ============    ============    ============
ACCUMULATED UNDISTRIBUTED
  (OVERDISTRIBUTED) NET
  INVESTMENT INCOME .........................   $     (7,197)   $     14,151    $         --    $      3,383
                                                ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ......................................         25,189          49,158          60,885         105,603
  Reinvested ................................        311,807         283,046         158,224         160,560
  Redeemed ..................................       (989,684)     (1,002,168)       (330,547)       (534,434)
                                                ------------    ------------    ------------    ------------
  Net decrease in shares outstanding ........       (652,688)       (669,964)       (111,438)       (268,271)
  Shares outstanding, beginning of year .....      3,128,473       3,798,437       2,049,287       2,317,558
                                                ------------    ------------    ------------    ------------
  Shares outstanding, end of year ...........      2,475,785       3,128,473       1,937,849       2,049,287
                                                ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================
                                                               JAMESTOWN                JAMESTOWN TAX EXEMPT
                                                              SELECT FUND                   VIRGINIA FUND
                                                     ------------------------------------------------------------
                                                         YEAR           PERIOD           YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED
                                                       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                         2008          2007 (a)          2008            2007
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income (loss) ...................   $     (1,852)   $     18,607    $  1,002,394    $  1,100,898
  Net realized gains (losses) on
     security transactions .......................       (523,394)         47,884          16,403          20,776
  Net change in unrealized appreciation/
     depreciation on investments .................       (478,663)        788,031          92,995          13,207
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets from operations .........................     (1,003,909)        854,522       1,111,792       1,134,881
                                                     ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .....................             --         (18,607)     (1,005,973)     (1,070,348)
  From net realized gains from
     security transactions .......................        (48,775)         (3,121)        (17,179)        (36,397)
                                                     ------------    ------------    ------------    ------------
Decrease in net assets from
  distributions to shareholders ..................        (48,775)        (21,728)     (1,023,152)     (1,106,745)
                                                     ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................      6,625,526      18,357,722       3,083,061       2,492,050
  Net asset value of shares issued in reinvestment
     of distributions to shareholders ............         46,579          21,278         849,870         879,398
  Payments for shares redeemed ...................     (1,294,000)         (2,648)     (3,909,118)     (4,840,151)
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from capital share transactions ................      5,378,105      18,376,352          23,813      (1,468,703)
                                                     ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................................      4,325,421      19,209,146         112,453      (1,440,567)

NET ASSETS
  Beginning of period ............................     19,209,146              --      28,980,924      30,421,491
                                                     ------------    ------------    ------------    ------------
  End of period ..................................   $ 23,534,567    $ 19,209,146    $ 29,093,377    $ 28,980,924
                                                     ============    ============    ============    ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ..........................   $         --    $         --    $     15,379    $     13,101
                                                     ============    ============    ============    ============
CAPITAL SHARE ACTIVITY
  Sold ...........................................        585,751       1,787,340         305,634         247,500
  Reinvested .....................................          3,937           2,042          84,618          87,361
  Redeemed .......................................       (114,276)           (250)       (389,550)       (481,104)
                                                     ------------    ------------    ------------    ------------
  Net increase (decrease) in shares outstanding ..        475,412       1,789,132             702        (146,243)
  Shares outstanding, beginning of period. .......      1,789,132              --       2,880,038       3,026,281
                                                     ------------    ------------    ------------    ------------
  Shares outstanding, end of period ..............      2,264,544       1,789,132       2,880,740       2,880,038
                                                     ============    ============    ============    ============

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================
                                                                     JAMESTOWN
                                                              INTERNATIONAL EQUITY FUND
                                                            ----------------------------
                                                                YEAR            YEAR
                                                               ENDED           ENDED
                                                              MARCH 31,       MARCH 31,
                                                                2008            2007
----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .................................   $    208,688    $    121,475
  Net realized gains (losses) from:
     Security transactions ..............................      3,263,585         916,382
     Foreign currency transactions ......................        (19,347)          1,717
  Net change in unrealized appreciation/depreciation on:
     Investments ........................................     (4,079,730)      2,074,541
     Foreign currency translation .......................          8,808             897
                                                            ------------    ------------
Net increase (decrease) in net assets from operations ...       (617,996)      3,115,012
                                                            ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ............................       (174,778)       (138,528)
  In excess of net investment income ....................             --          (6,400)
                                                            ------------    ------------
Decrease in net assets from distributions to shareholders       (174,778)       (144,928)
                                                            ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .............................      1,084,764       3,834,061
  Net asset value of shares issued in reinvestment
     of distributions to shareholders ...................        170,675         138,102
  Proceeds from redemption fees collected ...............             --             290
  Payments for shares redeemed ..........................     (8,806,832)     (2,552,645)
                                                            ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions ............................     (7,551,393)      1,419,808
                                                            ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................     (8,344,167)      4,389,892

NET ASSETS
  Beginning of year .....................................     25,989,814      21,599,922
                                                            ------------    ------------
  End of year ...........................................   $ 17,645,647    $ 25,989,814
                                                            ============    ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME .................................   $     14,563    $         --
                                                            ============    ============
CAPITAL SHARE ACTIVITY
  Sold ..................................................         74,629         284,512
  Reinvested ............................................         11,344          10,317
  Redeemed ..............................................       (609,773)       (188,193)
                                                            ------------    ------------
  Net increase (decrease) in shares outstanding .........       (523,800)        106,636
  Shares outstanding, beginning of year .................      1,799,722       1,693,086
                                                            ------------    ------------
  Shares outstanding, end of year .......................      1,275,922       1,799,722
                                                            ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                                  ------------------------------------------------------------------
                                                     2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........   $    14.53    $    14.97    $    14.92    $    15.40    $    13.76
                                                  ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income .......................         0.26          0.27          0.26          0.29          0.27
  Net realized and unrealized gains
     on investments ...........................         0.27          0.69          1.06          0.14          2.48
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............         0.53          0.96          1.32          0.43          2.75
                                                  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ........        (0.28)        (0.29)        (0.27)        (0.30)        (0.29)
  Distributions from net realized gains .......        (1.83)        (1.11)        (1.00)        (0.61)        (0.82)
                                                  ----------    ----------    ----------    ----------    ----------
Total distributions ...........................        (2.11)        (1.40)        (1.27)        (0.91)        (1.11)
                                                  ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................   $    12.95    $    14.53    $    14.97    $    14.92    $    15.40
                                                  ==========    ==========    ==========    ==========    ==========

Total return (a) ..............................        2.97%         6.57%         9.14%         2.83%        20.29%
                                                  ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............   $   32,058    $   45,460    $   56,879    $   62,235    $   63,838
                                                  ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .        1.01%         0.94%         0.93%         0.92%         0.91%

Ratio of net expenses to average net assets (b)        0.95%         0.89%         0.89%         0.88%         0.88%

Ratio of net investment income to
  average net assets ..........................        1.71%         1.80%         1.72%         1.87%         1.77%

Portfolio turnover rate .......................          30%           40%           49%           29%           36%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                                  ------------------------------------------------------------------
                                                     2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........   $    18.12    $    18.45    $    17.69    $    18.28    $    14.47
                                                  ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income .......................         0.08          0.10          0.07          0.12          0.05
  Net realized and unrealized gains
     on investments ...........................         0.20          1.15          2.11          0.65          4.30
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............         0.28          1.25          2.18          0.77          4.35
                                                  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ........        (0.08)        (0.10)        (0.07)        (0.12)        (0.05)
  Distributions from net realized gains .......        (1.50)        (1.48)        (1.35)        (1.24)        (0.49)
  Return of capital ...........................        (0.14)           --            --            --            --
                                                  ----------    ----------    ----------    ----------    ----------
Total distributions ...........................        (1.72)        (1.58)        (1.42)        (1.36)        (0.54)
                                                  ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................   $    16.68    $    18.12    $    18.45    $    17.69    $    18.28
                                                  ==========    ==========    ==========    ==========    ==========

Total return(a) ...............................        0.94%         6.92%        12.69%         4.34%        30.10%
                                                  ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............   $   32,317    $   37,128    $   42,770    $   42,253    $   50,187
                                                  ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .        0.99%         0.97%         0.97%         0.95%         0.94%

Ratio of net expenses to average net assets(b)         0.95%         0.91%         0.92%         0.90%         0.88%

Ratio of net investment income
   to average net assets ......................        0.38%         0.52%         0.36%         0.63%         0.27%

Portfolio turnover rate .......................          46%           53%           60%           34%           52%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
FINANCIAL HIGHLIGHTS
=======================================================================================
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=======================================================================================
                                                                  YEAR         PERIOD
                                                                 ENDED         ENDED
                                                                MARCH 31,     MARCH 31,
                                                                  2008        2007 (a)
---------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $    10.74    $    10.00
                                                               ----------    ----------
Income (loss) from investment operations:
   Net investment income (loss) ............................        (0.00)(c)      0.01
   Net realized and unrealized gains (losses) on investments        (0.33)         0.75
                                                               ----------    ----------
Total from investment operations ...........................        (0.33)         0.76
                                                               ----------    ----------
Less distributions:
   Dividends from net investment income ....................           --         (0.02)
   Dividends from net realized gains .......................        (0.02)           --
                                                               ----------    ----------
Total distributions ........................................        (0.02)        (0.02)
                                                               ----------    ----------

Net asset value at end of period ...........................   $    10.39    $    10.74
                                                               ==========    ==========

Total return(b) ............................................       (3.07%)        7.55%(e)
                                                               ==========    ==========

Net assets at end of period (000's) ........................   $   23,535    $   19,209
                                                               ==========    ==========

Ratio of gross expenses to average net assets ..............        1.24%         1.47%(d)

Ratio of net expenses to average net assets ................        1.24%         1.25%(d)

Ratio of net investment income (loss) to average net assets        (0.01%)        0.31%(d)

Portfolio turnover rate ....................................          88%           46%(e)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Represents less than a penny per share.

(d)   Annualized.

(e)   Not annualized.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                                  ------------------------------------------------------------------
                                                     2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........   $    10.06    $    10.05    $    10.22    $    10.57    $    10.56
                                                  ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .......................         0.36          0.37          0.36          0.37          0.37
  Net realized and unrealized gains
     (losses) on investments ..................         0.05          0.01         (0.17)        (0.35)         0.00(a)
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............         0.41          0.38          0.19          0.02          0.37
                                                  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ........        (0.36)        (0.36)        (0.36)        (0.37)        (0.36)
  Distributions from net realized gains .......        (0.01)        (0.01)           --            --            --
                                                  ----------    ----------    ----------    ----------    ----------
Total distributions ...........................        (0.37)        (0.37)        (0.36)        (0.37)        (0.36)
                                                  ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................   $    10.10    $    10.06    $    10.05    $    10.22    $    10.57
                                                  ==========    ==========    ==========    ==========    ==========

Total return(b) ...............................        4.09%         3.85%         1.83%         0.19%         3.61%
                                                  ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............   $   29,093    $   28,981    $   30,421    $   31,559    $   33,602
                                                  ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .        0.77%         0.75%         0.73%         0.72%         0.74%

Ratio of net expenses to average net assets ...        0.69%         0.69%         0.69%         0.69%         0.69%

Ratio of net investment income to
  average net assets ..........................        3.54%         3.66%         3.50%         3.60%         3.46%

Portfolio turnover rate .......................          13%           10%           22%           15%           43%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                                  ------------------------------------------------------------------
                                                     2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........   $    14.44    $    12.76    $    10.33    $     9.42    $     6.31
                                                  ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .......................         0.12          0.07          0.10          0.08          0.05
  Net realized and unrealized
     gains (losses) on investments
     and foreign currencies ...................        (0.63)         1.69          2.43          0.91          3.12
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............        (0.51)         1.76          2.53          0.99          3.17
                                                  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ........        (0.10)        (0.08)        (0.10)        (0.08)        (0.05)
  Distributions from net realized gains .......           --            --            --            --         (0.01)
                                                  ----------    ----------    ----------    ----------    ----------
Total distributions ...........................        (0.10)        (0.08)        (0.10)        (0.08)        (0.06)
                                                  ----------    ----------    ----------    ----------    ----------

Proceeds from redemption fees collected .......           --          0.00(a)       0.00(a)         --          0.00(a)
                                                  ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................   $    13.83    $    14.44    $    12.76    $    10.33    $     9.42
                                                  ==========    ==========    ==========    ==========    ==========

Total return(b) ...............................       (3.56%)       13.86%        24.54%        10.51%        50.22%
                                                  ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............   $   17,646    $   25,990    $   21,600    $   20,266    $   21,158
                                                  ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .        1.88%         1.75%         1.87%         1.92%         1.77%

Ratio of net expenses to average net assets ...        1.44%         1.44%         1.44%         1.43%         1.38%

Ratio of net investment income
  to average net assets .......................        0.87%         0.52%         0.89%         0.78%         0.57%

Portfolio turnover rate .......................          11%           13%           13%          111%           78%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a "Fund", and, collectively, the "Funds") are each a no-load series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Select Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's net asset value per share

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2008 and March 31, 2007, proceeds from redemption fees totaled $0 and $290, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The tax character of distributions paid during the periods ended March 31, 2008 and March 31, 2007 was as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                 EXEMPT-
                                    PERIODS       ORDINARY      LONG-TERM       INTEREST       RETURN OF      TOTAL
                                     ENDED         INCOME     CAPITAL GAINS     DIVIDENDS       CAPITAL   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund             3/31/08     $ 1,028,786    $ 3,864,229    $        --     $      --    $ 4,893,015
                                    3/31/07     $ 1,479,338    $ 2,968,013    $        --     $      --    $ 4,447,351
-----------------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund               3/31/08     $   328,829    $ 2,633,658    $        --     $ 252,510    $ 3,214,997
                                    3/31/07     $   639,252    $ 2,591,629    $        --     $      --    $ 3,230,881
-----------------------------------------------------------------------------------------------------------------------
Jamestown Select Fund               3/31/08     $    48,775    $        --    $        --     $      --    $    48,775
                                    3/31/07     $    21,728    $        --    $        --     $      --    $    21,728
-----------------------------------------------------------------------------------------------------------------------
Jametown Tax Exempt Virginia Fund   3/31/08     $        --    $    17,179    $ 1,005,973     $      --    $ 1,023,152
                                    3/31/07     $        --    $    36,397    $ 1,070,348     $      --    $ 1,106,745
-----------------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund 3/31/08     $   174,778    $        --    $        --     $      --    $   174,778
                                    3/31/07     $   144,928    $        --    $        --     $      --    $   144,928
-----------------------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2008 was as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                           JAMESTOWN       JAMESTOWN
                                           JAMESTOWN       JAMESTOWN       JAMESTOWN       TAX EXEMPT     INTERNATIONAL
                                            BALANCED         EQUITY          SELECT         VIRGINIA         EQUITY
                                              FUND            FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------
Cost of portfolio investments             $ 26,918,450    $ 25,834,786    $ 23,531,376    $ 28,215,170    $ 13,456,166
                                          ============    ============    ============    ============    ============
Gross unrealized appreciation             $  5,647,965    $  7,307,189    $  1,448,596    $    593,224    $  4,562,385
Gross unrealized depreciation                 (499,566)       (744,128)     (1,139,387)        (41,929)       (790,846)
                                          ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation
  on investments                             5,148,399       6,563,061         309,209         551,295       3,771,539
                                          ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation on
  translation of assets and liabilities
  in foreign currencies                             --              --              --              --           4,430
Accumulated undistributed
  ordinary income                                   --              --              --          11,841          19,885
Accumulated undistributed
  long-term gains                                   --              --              --              68              --
Capital loss carryforwards                          --              --        (229,908)             --     (12,182,864)
Post-October losses                                 --              --        (297,320)             --              --
Other temporary differences                   (166,457)       (155,647)             --         (11,841)             --
                                          ------------    ------------    ------------    ------------    ------------
Total distributable earnings
  (accumulated deficit)                   $  4,981,942    $  6,407,414    $   (218,019)   $    551,363    $ (8,387,010)
                                          ============    ============    ============    ============    ============
----------------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2008, The Jamestown International Equity Fund utilized capital loss carryforwards of $3,253,955 to offset current year realized gains.

As of March 31, 2008, The Jamestown Select Fund and The Jamestown International Equity Fund had the following capital loss carryforwards for federal income tax purposes:
--------------------------------------------------------------------------------
                                                            EXPIRES
                                              AMOUNT       MARCH 31,
--------------------------------------------------------------------------------
Jamestown Select Fund                      $    229,908      2016
                                           ============
Jamestown International Equity Fund        $ 11,562,523      2011
                                                620,341      2012
                                           ------------
                                           $ 12,182,864
                                           ============
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In addition, The Jamestown Select Fund had net realized losses of $297,320 during the period November 1, 2007 through March 31, 2008, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2009. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2008, The Jamestown Balanced Fund reclassified $10,982 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $5,857 of undistributed net investment income against accumulated net realized gains on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2008, The Jamestown International Equity Fund reclassified $19,347 of net realized losses from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Such reclassification has no effect on the Fund's net assets or net asset value per share.

During the year ended March 31, 2008, The Jamestown Equity Fund reclassified return of capital distributions of $252,510 against paid-in capital on the Statement of Assets and Liabilities. Additionally, during the year ended March 31, 2008, The Jamestown Select Fund reclassified $1,852 on net investment loss and $19 of distributions in excess of realized gains against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Each Fund adopted the provisions of FIN 48 on September 30, 2007. Management analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through March 31, 2008) for purposes of implementing FIN?48 and has concluded that no provisions for income tax is required in the financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

2.    INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2008:

-------------------------------------------------------------------------------------------------------------
                                                                                   JAMESTOWN      JAMESTOWN
                                      JAMESTOWN      JAMESTOWN      JAMESTOWN      TAX EXEMPT    INTERNATIONAL
                                       BALANCED        EQUITY         SELECT        VIRGINIA        EQUITY
                                         FUND           FUND           FUND           FUND           FUND
-------------------------------------------------------------------------------------------------------------
Purchase of investment securities    $ 11,233,078   $ 16,718,800   $ 24,762,765   $  3,717,447   $  2,510,550
                                     ============   ============   ============   ============   ============
Proceeds from sales and maturities
  of investment securities .......   $ 24,747,095   $ 23,498,621   $ 19,994,519   $  3,695,880   $  9,459,126
                                     ============   ============   ============   ============   ============
-------------------------------------------------------------------------------------------------------------

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Each Fund's investments are managed by Lowe, Brockenbrough & Company, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Select Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

For the year ended March 31, 2008, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 1.25%, .69% and 1.44%, respectively, of average daily net assets. Accordingly, the Adviser voluntarily waived $839, $22,202 and $103,492, respectively, of such Funds' investment advisory fees during the year ended March 31, 2008.

The Adviser retains Oechsle International Advisors, LLC ("Oechsle") to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund are subject to a minimum monthly fee of $4,000, $4,000, $4,000, $3,500 and $4,000, respectively.
In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $22,200 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million.

4.    BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $22,000 and $14,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2008.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5.    FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.    The  market  values  of  investment   securities   and  other  assets  and
      liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

As of March 31, 2008, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------------------------
                                                                                           NET UNREALIZED
                                                                 INITIAL        MARKET     APPRECIACTION/
SETTLEMENT                                     TO RECEIVE         VALUE          VALUE      DEPRECIATION
---------------------------------------------------------------------------------------------------------
Contracts To Sell
  4/1/2008................................      15,661 CHF     $    15,740    $    15,835    $      (95)
  4/2/2008................................      15,470 CHF          15,504         15,641          (137)
  4/1/2008................................      16,545 DKK           3,502          3,515           (13)
  4/2/2008................................      16,379 DKK           3,461          3,480           (19)
  4/1/2008................................      62,582 EUR          98,816         99,164          (348)
  4/1/2008................................      23,741 EUR          37,422         37,618          (196)
  4/2/2008................................      62,296 EUR          98,196         98,711          (515)
  4/1/2008................................      18,438 GBP          36,978         36,646           332
  4/2/2008................................      18,306 GBP          36,459         36,383            76
  6/27/2008...............................     591,816 GBP       1,174,281      1,167,871         6,410
  4/1/2008................................   3,840,667 JPY          38,472         38,586          (114)
  4/3/2008................................   3,793,601 JPY          38,127         38,121             6
  4/1/2008................................      16,024 NOK           3,149          3,153            (4)
  4/2/2008................................      16,143 NOK           3,158          3,176           (18)
  4/1/2008................................       2,455 PLN           1,099          1,106            (7)
  4/2/2008................................       2,402 PLN           1,075          1,083            (8)
  4/1/2008................................      33,920 SEK           5,694          5,720           (26)
  4/2/2008................................      33,973 SEK           5,695          5,729           (34)
  4/1/2008................................         487 SGD             352            353            (1)
  4/3/2008................................         573 SGD             415            416            (1)
                                                               -----------    -----------    ----------
Total Sell Contracts......................                     $ 1,617,595    $ 1,612,307    $    5,288
                                                               ===========    ===========    ==========
---------------------------------------------------------------------------------------------------------

CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound Sterling
JPY - Japanese Yen
NOK - Norway Krona
PLN - Poland Zloty
SEK - Swedish Krona
SGD  - Singapore Dollar

7.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

8.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE JAMESTOWN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
Jamestown Balanced Fund,
Jamestown Equity Fund,
Jamestown Tax Exempt Virginia Fund,
Jamestown International Equity Fund,
and Jamestown Select Fund of the Williamsburg Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Jamestown Balanced Fund, Jamestown Equity Fund, Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jamestown Balanced Fund, Jamestown Equity Fund, Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund at March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
May 16, 2008

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                                    POSITION HELD                 LENGTH OF
TRUSTEE                           ADDRESS                              AGE          WITH THE TRUST                TIME SERVED
---------------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.        931 Broad Street Road                71           Chairman and                  Since
                                  Manakin-Sabot, VA                                 Trustee                       June 1991
---------------------------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III        1802 Bayberry Court, Suite 400       71           Trustee and                   Since
                                  Richmond, VA                                      Vice President                September 1988
---------------------------------------------------------------------------------------------------------------------------------
* John T. Bruce                   800 Main Street                      54           Trustee                       Since
                                  Lynchburg, VA                                                                   September 1988
---------------------------------------------------------------------------------------------------------------------------------
  Robert S. Harris                100 Darden Boulevard                 58           Trustee                       Since
                                  Charlottsville, VA                                                              January 2007
---------------------------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.              4488 Pond Apple Drive North          68           Trustee                       Since
                                  Naples, FL                                                                      September 1988
---------------------------------------------------------------------------------------------------------------------------------
  Richard L. Morrill              University of Richmond               68           Trustee                       Since
                                  Richmond, VA                                                                    March 1993
---------------------------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette           100 Jacintopport Boulevard           48           Trustee                       Since
                                  Saraland, AL                                                                    March 1993
---------------------------------------------------------------------------------------------------------------------------------
  Erwin H. Will, Jr.              47 Willway Avenue                    75           Trustee                       Since
                                  Richmond, VA                                                                    July 1997
---------------------------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III              302 Clovelly Road                    72           Trustee                       Since
                                  Richmond, VA                                                                    November 1988
---------------------------------------------------------------------------------------------------------------------------------
  Charles M. Caravati III         1802 Bayberry Court, Suite 400       43           President, Jamestown          Since
                                  Richmond, VA                                      Balanced Fund, Equity         January 1996
                                                                                    Fund and International
                                                                                    Equity Fund; Vice President,
                                                                                    Jamestown Select Fund
---------------------------------------------------------------------------------------------------------------------------------
  Joseph A. Jennings, III         1802 Bayberry Court, Suite 400       45           President, Jamestown          Since
                                  Richmond, VA                                      Tax Exempt Virginia Fund      July 2005
---------------------------------------------------------------------------------------------------------------------------------
  Lawrence B. Whitlock, Jr.       1802 Bayberry Court, Suite 400       60           President, Jamestown Select   Since
                                  Richmond, VA                                      Fund; Vice President,         February 2002
                                                                                    Jamestown Balanced Fund
                                                                                    and Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
  Austin Brockenbrough IV         1802 Bayberry Court, Suite 400       38           Vice President, Jamestown     Since
                                  Richmond, VA                                      Select Fund                   August 2006
---------------------------------------------------------------------------------------------------------------------------------
  Peter L. Gibbes                 1802 Bayberry Court, Suite 400       50           Vice President, Jamestown     Since
                                  Richmond, VA                                      Select Fund                   August 2006
---------------------------------------------------------------------------------------------------------------------------------
  Connie R. Taylor                1802 Bayberry Court, Suite 400       58           Vice President, Jamestown     Since
                                  Richmond, VA                                      Balanced Fund and             March 1993
                                                                                    Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey                225 Pictoria Drive, Suite 450        51           Vice President                Since
                                  Cincinnati, OH                                                                  November 2000
---------------------------------------------------------------------------------------------------------------------------------
  Mark J. Seger                   225 Pictoria Drive, Suite 450        46           Treasurer                     Since
                                  Cincinnati, OH                                                                  November 2000
---------------------------------------------------------------------------------------------------------------------------------
  John F. Splain                  225 Pictoria Drive, Suite 450        51           Secretary                     Since
                                  Cincinnati, OH                                                                  November 2000
---------------------------------------------------------------------------------------------------------------------------------
  Tina H. Bloom                   225 Pictoria Drive, Suite 450        39           Chief Compliance Officer      Since
                                  Cincinnati, OH                                                                  August 2006
---------------------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough are Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is Chief Executive Officer of China Doll Rice Company. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirment System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph  A.  Jennings,  III is Vice  President  and a  Portfolio  Manager  of the
Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Austin Brockenbrough IV is a Manager Director of the Adviser.

Peter L. Gibbes is the Manager of Quantitative Analysis of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2008. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Equity Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $686,283, $144,305, $48,775 and $174,778, respectively, as taxed at a maximum rate of 15%. The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund designate $4,040,275, $2,662,535 and $17,179, respectively, as long-term gain distributions. For the fiscal year ended March 31, 2008, 51%, 100% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2007 through March 31, 2008).

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
                                          Beginning       Ending
                                        Account Value  Account Value  Expenses
                                          October 1,     March 31,   Paid During
                                             2007          2008        Period *
--------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return              $  1,000.00   $    946.80     $  4.77
Based on Hypothetical 5% Return
    (before expenses)                    $  1,000.00   $  1,020.10     $  4.95
--------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return              $  1,000.00   $    900.70     $  4.61
Based on Hypothetical 5% Return
    (before expenses)                    $  1,000.00   $  1,020.15     $  4.90
--------------------------------------------------------------------------------
THE JAMESTOWN SELECT FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return              $  1,000.00   $    894.40     $  5.83
Based on Hypothetical 5% Return
    (before expenses)                    $  1,000.00   $  1,018.85     $  6.21
--------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return              $  1,000.00   $  1,023.40     $  3.49
Based on Hypothetical 5% Return
    (before expenses)                    $  1,000.00   $  1,021.55     $  3.49
--------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return              $  1,000.00   $    918.00     $  6.95
Based on Hypothetical 5% Return
    (before expenses)                    $  1,000.00   $  1,017.75     $  7.31
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

            The Jamestown Balanced Fund                   0.98%
            The Jamestown Equity Fund                     0.97%
            The Jamestown Select Fund                     1.23%
            The Jamestown Tax Exempt Virginia Fund        0.69%
            The Jamestown International Equity Fund       1.44%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 12, 2008, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, as well as the Sub-Advisory Agreement with Oechsle on behalf of The Jamestown International Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and Oechsle and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and Oechsle, the qualifications of their key investment and compliance personnel, and the Adviser's financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser and Oechsle, such as the benefits of

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
================================================================================

research made available to the Adviser and Oechsle by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the 2007 performance of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax-Exempt Virginia Fund, which exceeded the returns of their respective benchmarks, as well as the longer term performance of such Funds, they believe that the Adviser has provided quality portfolio managment services to the Funds; (ii) in spite of the disappointing performance of The Jamestown International Equity Fund in 2007 and prior periods, they believe that it is in the best interests of shareholders to continue the portfolio management services for Oechsle pending a definitive recommendation from the Adviser as to its plans for that Fund; (iii) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax-Exempt Virginia Fund are competitive and each Fund's operating expense ratio is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (iv) the Adviser's voluntary commitment to cap overall operating expenses by waiving a portion of its advisory fees has enabled The Jamestown International Equity Fund to increase returns for shareholders of the Fund and maintain an overall expense ratio that is competitive with the average of similarly managed funds, despite the small size of the Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement (and, with respect to the The Jamestown International Equity Fund, the Sub-Advisory Agreement) without modification to its terms, including the fees charged for services thereunder.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

================================================================================

                     THE JAMESTOWN FUNDS

                     INVESTMENT ADVISER
                     Lowe, Brockenbrough & Company, Inc.
                     1802 Bayberry Court
                     Suite 400
                     Richmond, Virginia 23226
                     www.jamestownfunds.com

                     ADMINISTRATOR
                     Ultimus Fund Solutions, LLC
                     P.O. Box 46707
                     Cincinnati, Ohio 45246-0707
                     (Toll-Free) 1-866-738-1126

                     INDEPENDENT REGISTERED PUBLIC
                     ACCOUNTING FIRM
                     Ernst & Young LLP
                     1900 Scripps Center
                     312 Walnut Street
                     Cincinnati, Ohio 45202

                     LEGAL COUNSEL
                     Sullivan & Worcester LLP
                     One Post Office Square
                     Boston, Massachusetts 02109

                     BOARD OF TRUSTEES
                     Austin Brockenbrough, III
                     John T. Bruce
                     Charles M. Caravati, Jr.
                     Robert S. Harris
                     J. Finley Lee, Jr.
                     Richard L. Morrill
                     Harris V. Morrissette
                     Erwin H. Will, Jr.
                     Samuel B. Witt, III

================================================================================

                          WILLIAMSBURG INVESTMENT TRUST

PART C.     OTHER INFORMATION
            -----------------

Item 23.    Exhibits
            --------

            (a) Agreement and Declaration of Trust--Incorporated herein by reference to Registration Statement on Form N-1A

            (b)   Bylaws--Incorporated   herein  by  reference  to  Registration
                  Statement on Form N-1A

            (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

            (d)   (i)       Investment  Advisory  Agreement  for  The  Jamestown
                            Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

                  (ii) Investment Advisory Agreement for The Jamestown Balanced Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

                  (iii) Investment Advisory Agreement for The Jamestown International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

                  (iv) Sub-Advisory Agreement for The Jamestown International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

                  (v) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

                  (vi) Investment Advisory Agreement for The Jamestown Select Fund-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 45 filed on July 27, 2007

                  (vii) (a) Investment  Advisory  Agreement for the FBP Balanced
                            Fund   (formerly   the   FBP   Contrarian   Balanced
                            Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004
                        (b) Amendment to Investment  Advisory  Agreement for the
                            FBP Balanced Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

                  (viii)(a) Investment Advisory Agreement for the FBP Value Fund
                            (formerly     the     FBP     Contrarian      Equity
                            Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004
                        (b) Amendment to Investment  Advisory  Agreement for the
                            FBP Value Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

                  (ix) Investment Advisory Agreement for The Government Street Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 41 filed on November 15, 2004

                  (x) Investment Advisory Agreement for The Alabama Tax Free Bond Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 41 filed on November 15, 2004

                  (xi) Investment Advisory Agreement for The Government Street Mid-Cap Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

                  (xii) Investment Advisory Agreement for The Davenport Core Fund (formerly The Davenport Equity Fund) -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on July 31, 1998

            (e)   Distribution   Agreements  with  Ultimus  Fund   Distributors,
                  LLC--Incorporated   herein  by   reference   to   Registrant's
                  Post-Effective Amendment No. 35 filed on May 18, 2001

            (f)   Inapplicable

            (g)   (i)       Custody    Agreement   with   The   Northern   Trust
                            Company--Incorporated   herein   by   reference   to
                            Registrant's Post-Effective Amendment No. 36 filed on August 1, 2001

                  (ii) Custody Agreement with U.S. Bank, N.A. (formerly Firstar Bank)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 filed on August 1, 1996

            (h)   (i)       Mutual Fund  Services  Agreement  with  Ultimus Fund
                            Solutions, LLC--Filed herewith

                  (ii) Compliance Consulting Agreement with Ultimus Fund Solutions, LLC-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 45 filed on July 27, 2007

            (i)   Opinion  and  Consent  of  Counsel  relating  to  Issuance  of
                  Shares--Incorporated   herein  by  reference  to  Registrant's
                  Post-Effective Amendment No. 39 filed on August 29, 2003

            (j)   Consent of Ernst & Young LLP--Filed herewith

            (k)   Inapplicable

            (l)   Inapplicable

            (m)   Inapplicable

            (n)   Inapplicable

            (o)   Reserved

            (p)   (i)       Code of Ethics of The Jamestown  Funds--Incorporated
                            herein by reference to  Registrant's  Post-Effective
                            Amendment No. 45 filed on July 27, 2007

                  (ii) Code of Ethics of Lowe, Brockenbrough & Company, Inc. -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 45 filed on July 27, 2007

                  (iii) Code of Ethics of Oechsle International Advisors, LLC -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 45 filed on July 27, 2007

                  (iv) Code of Ethics of the Flippin, Bruce & Porter Funds -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

                  (v) Code of Ethics of Flippin, Bruce & Porter, Inc. -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

                  (vi) Code of Ethics of The Government Street Funds -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

                  (vii) Code of Ethics of Leavell Investment Management, Inc. (formerly T. Leavell & Associates, Inc.) -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

                  (viii) Code of Ethics of The Davenport Equity Fund -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

                  (ix) Code of Ethics of Davenport & Company LLC -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

                  (x) Code of Ethics of Ultimus Fund Distributors, LLC -- Filed herewith

                  (Other) Powers of Attorney for Austin Brockenbrough, III, John T. Bruce, Charles M. Caravati, Jr., Richard L. Morrill, Harris V. Morrissette and Samuel B. Witt, III -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

                            Power of Attorney for Robert S. Harris -- Filed herewith

Item 24.    Persons Controlled by or Under Common Control with Registrant
            -------------------------------------------------------------
            No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.    Indemnification
            -------------------
            Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or
                  (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this
                  Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
                  (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

                  SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in
                  Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

                  SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this
                  Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

            The  Registrant's   Investment   Advisory   Agreements  provide  for
            indemnification of each of the Advisors as follows:

                  8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
                  (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

                  As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

                  The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                  The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

                  8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

            The Distribution Agreements with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreements. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

            The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.    Business and Other Connections of the Investment Adviser
            --------------------------------------------------------
            Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing general investment advisory services to five series of Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

            (i)    Austin Brockenbrough III -- Managing Director of LB&C
                   o Trustee of Registrant and Vice President of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund

            (ii)   Lawrence B. Whitlock, Jr. -- Managing Director of LB&C
                   o     President  of  The  Jamestown   Select  Fund  and  Vice
                         President of The Jamestown Balanced Fund and The Jamestown Equity Fund

            (iii)  David A. Lyons -- Managing Director of LB&C

            (iv)   Charles M. Caravati III -- Managing Director of LB&C
                   o President of The Jamestown International Equity Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund and Vice President of The Jamestown Select Fund

            (v)    William R. Claiborne -- Managing Director of LB&C

            (vi)   Robert R. Burke -- Managing Director of LB&C

            (vii)  Austin Brockenbrough IV -- Managing Director of LB&C
                   o     Vice President of The Jamestown Select Fund

            (viii) Page T. Reece -- Chief Compliance Officer of LB&C
                   o Compliance Officer of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund

            Oechsle International Advisors, LLC ("Oechsle International"), One International Place, Boston Massachusetts 02110, is a registered investment adviser which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following list sets forth the directors and officers of Oechsle International and the business and other connections of a substantial nature engaged in at any time during the past two years:

            (i) Stephen P. Langer -- Director of Marketing and Executive Managing Principal of Oechsle International

            (ii) Paula N. Drake -- Chief Operating Officer, General Counsel and Principal of Oechsle International

            (iii) John F. Biagiotti -- Chief Financial Officer of Oechsle International

            (iv) Warren R. Walker -- Executive Managing Principal of Oechsle International

            (v) Lawrence S. Roche -- Chief Investment Officer and Executive Managing Principal of Oechsle International

            (vi) Joseph F. Stowell III -- Chief Compliance Officer and Principal of Oechsle International

            Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Balanced Fund and the FBP Value Fund. FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:

            (i) John T. Bruce -- President, Director and member of Executive Committee of FBP
                   o     President of FBP Balanced Fund and FBP Value Fund

            (ii)   John M. Flippin -- Director of FBP
                   o     Vice President of FBP Balanced Fund and FBP Value Fund

            (iii)  Robert G. Porter III -- Director of FBP
                   o     Vice President of FBP Balanced Fund and FBP Value Fund

            (iv) David J. Marshall -- Secretary, Director and member of Executive Committee of FBP
                   o     Vice President of FBP Balanced Fund and FBP Value Fund

            (v) John H. Hanna -- Vice President, Director and member of Executive Committee of FBP
                   o     Vice President of FBP Balanced Fund and FBP Value Fund

            (vi)   Teresa L. Sanderson -- Chief Compliance Officer of FBP
                   o     Compliance Officer of FBP  Balanced  Fund and FBP Value
                         Fund

            (vii)  Michael E. Watson -- Treasurer and Controller of FBP

            (viii) Stephen W. Simmons -- Member of Executive Committee of FBP

            (ix)   Norman D. Darden -- Member of Executive Committee of FBP

            Leavell Investment Management, Inc. ("LIM"), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to three series of Registrant: The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. LIM also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LIM and the business and other connections of a material nature engaged in at any time during the past two years:

            (i) Thomas W. Leavell -- President, Chief Executive Officer and Director of LIM
                   o President of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

            (ii)   Timothy  S.  Healey  --  Executive  Vice   President,   Chief
                   Investment Officer and Director of LIM
                   o Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

            (iii) Janet R. Hayes -- Executive Vice President, Chief Operating Officer and Director of LIM

            (iv)   Michael C. Teel -- Senior Vice President of LIM

            (v)    Mary S. Hope -- Vice President of LIM

            (vi)   Richard E. Anthony -- Vice President of LIM

            (vii)  Richard M. Stimpson -- Vice President of LIM
                   o     Previously  Vice  President  and  Institutional   Fixed
                         Income Sales Rep for Sterne, Agee & Leach, Inc.

            (viii) Andrew A. Saunders -- Director of LIM

            (ix) Michael J. Hofto -- Vice President and Chief Financial Officer of LIM

            (x)    Margaret H. Alves -- Chief Compliance Officer and Director of
                   LIM
                   o     Compliance  Officer  of The  Government  Street  Equity
                         Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

            Davenport & Company LLC ("Davenport"), One James Center, Richmond, Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Core Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

            (i) Coleman Wortham III -- President, Chief Executive Officer, Chief Operating Officer and a Director of Davenport

            (ii) John P. Ackerly IV -- Senior Vice President and a Director of Davenport
                      o     Vice President of The Davenport Core Fund

            (iii) Joseph L. Antrim III -- Executive Vice President and a Director of Davenport
                      o     President of The Davenport Core Fund

            (iv) Michael S. Beall -- Executive Vice President and a Director of Davenport

            (v) James M. Traudt -- Senior Vice President and a Director of Davenport

            (vi) David M. West -- Senior Vice President and a Director of Davenport

            (vii) Harry B. Beadell -- Senior Vice President and a Director of Davenport

            (viii) Edward R. Lawton, Jr. -- Senior Vice President and a Director of Davenport

            (ix) Joseph L. Keiger III -- Senior Vice President and a Director of Davenport

            (x) Edward Trigg Brown, Jr. -- Executive Vice President and a Director of Davenport

            (xi) James F. Lipscomb, Jr. -- Executive Vice President and a Director of Davenport

            (xii) Ann M. Richmond -- Senior Vice President, Treasurer and a Director of Davenport

            (xiii) Kenneth S. Gregory -- Senior Vice President and a Director of Davenport

            (xiv)     Henry  L.  Valentine  II --  Chairman  and a  Director  of
                      Davenport

            (xv) Henry L. Valentine III -- Senior Vice President and a Director of Davenport

            (xvi) Emil O.N. Williams, Jr. -- Senior Vice President and a Director of Davenport

            (xvii) Eugene M. Valentine, Jr. -- Senior Vice President and a Director of Davenport

            (xviii) Lucy W. Hooper -- Executive Vice President and a Director of Davenport

            (xix) Robert F. Mizell -- Executive Vice President, Chief Financial Officer and a Director of Davenport

            (xx) William R. Barksdale IV -- Senior Vice President and a Director of Davenport

            (xxi) William M. Noftsinger, Jr. -- Senior Vice President and a Director of Davenport

            (xxii) Victor L. Harper -- Senior Vice President and Chief Compliance Officer of Davenport

            (xxiii) John M. Koth -- Senior Vice President and a Director of Davenport

            (xxiv) David P. Rose -- Senior Vice President and a Director of Davenport

            (xxv) W. David Gorsline, Jr. -- Senior Vice President and a Director of Davenport

            (xxvi) Robert B. Giles -- Executive Vice President and a Director of Davenport

            (xxvii) David C. Anderson -- Senior Vice President and a Director of Davenport

            (xxviii) Richard M. Coradi -- Senior Vice President and a Director of Davenport

            (xxix) Richard E. Dolan III -- Senior Vice President and a Director of Davenport

            (xxx) Leavenworth M. Ferrel -- Senior Vice President and a Director of Davenport

            (xxxi) Kathleen R. Holman -- Executive Vice President and a Director of Davenport

            (xxxii) Richard W. Jones IV -- Senior Vice President and a Director of Davenport

            (xxxiii) Andrew J. Jowdy, Sr. -- Senior Vice President and a Director of Davenport

            (xxxiv) Maura J. Lavay -- Senior Vice President and a Director of Davenport

            (xxxv) Timothy S. Taylor -- Senior Vice President and a Director of Davenport

            (xxxvi) Rodney D. Rullman -- Senior Vice President and a Director of Davenport

            (xxxvii) Michael J.D. Kane -- Senior Vice President and a Director of Davenport

            (xxxviii) Courtney E. Rogers -- Senior Vice President and a Director
                      of Davenport

            (xxxix) James E. Crawley -- Senior Vice President and a Director of Davenport

            (xl) Sean J. Allburn -- Senior Vice President and a Director of Davenport

            (xli)     Denise  C.  Peters  --  First  Vice  President  and  Chief
                      Compliance Officer for Investment Advisory Services of Davenport
                      o     Compliance Officer of The Davenport Core Fund

Item 27.    Principal Underwriters
            ----------------------

            (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, The Destination Funds, The GKM Funds, Oak Value Trust, The Cutler Trust, Profit Funds Investment Trust, Veracity Funds, The Berwyn Funds, Schwartz Investment Trust, TFS Capital Investment Trust, Centurion Investment Trust, CM Advisers Family of Funds, Monteagle Funds, Piedmont Investment Trust, PMFM Investment Trust, Surgeons Diversified Investment Fund, Black Pearl Funds, Gardner Lewis Investment Trust, Stralem Fund and The RAM Funds, other open-end investment companies.

            (b) The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

                                       Position with         Position with
                  Name                 Distributor           Registrant
                  -------------------  ------------------    -------------------
                  Robert G. Dorsey     President/Managing    Vice President
                                       Director

                  John F. Splain       Secretary/Managing    Secretary
                                       Director

                  Mark J. Seger        Treasurer/Managing    Treasurer
                                       Director

                  Tina H. Bloom        Vice President        Chief Compliance
                                                             Officer

                  Theresa M. Bridge    Vice President        Assistant Treasurer

                  Wade R. Bridge       Vice President        Assistant Secretary

                  Craig J. Hunt        Vice President        Assistant Vice
                                                             President

                  Steven F. Nienhaus   Vice President        None

            (c)   Inapplicable

Item 28.    Location of Accounts and Records
            --------------------------------

            Accounts,  books and other  documents  required to be  maintained by
            Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its principal executive office located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodians.

Item 29.    Management Services Not Discussed in Parts A or B
            -------------------------------------------------
            Not Applicable

Item 30.    Undertakings
            ------------
            Not Applicable

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 29th day of July, 2008.

                                          WILLIAMSBURG INVESTMENT TRUST

                                          By: /s/ John F. Splain
                                              ------------------------------
                                              John F. Splain
                                              Secretary

      The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                 Title                            Date

Charles M. Caravati, Jr.*          Chairman of
                                   the Board and Trustee

/s/  Mark J. Seger                 Treasurer                    July 29, 2008
------------------------
Mark J. Seger

Austin Brockenbrough III*          Trustee                By: /s/ John F. Splain
                                                              ------------------
John T. Bruce*                     Trustee                    John F. Splain
                                                              Attorney-in-fact*
J. Finley Lee, Jr.*                Trustee                    July 29, 2008

Richard L. Morrill*                Trustee

Harris V. Morrissette*             Trustee

Samuel B. Witt III*                Trustee

Robert S. Harris*                  Trustee

                                INDEX TO EXHIBITS
                                -----------------

Item 23(h)(i)    Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC

Item 23(j)       Consent of Ernst & Young LLP

Item 23(p)(x)    Code of Ethics of Ultimus Fund Distributors, LLC

Other            Power of Attorney for Robert S. Harris